     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 9, 2008

                                                              FILE NO. 333-88261

                                                                       811-07271

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-6

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

PRE-EFFECTIVE AMENDMENT NO.                                                 / /
POST-EFFECTIVE AMENDMENT NO. 18                                             /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 31                                                            /X/

                        HARTFORD LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL II

                           (Exact Name of Registrant)

                        HARTFORD LIFE INSURANCE COMPANY

                              (Name of Depositor)

                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                   (Address of Depositor's Principal Offices)

                                 (860) 843-3585

              (Depositor's Telephone Number, Including Area Code)

                              JERRY K. SCHEINFELDT
                        HARTFORD LIFE INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                    (Name and Address of Agent for Service)

                                  ------------

            INDIVIDUAL VARIABLE LIFE CONTRACTS -- THE REGISTRANT HAS
           REGISTERED AN INDEFINITE AMOUNT OF SECURITIES PURSUANT TO
         RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

                                  ------------

It is proposed that this filing will become effective:

/ /    immediately upon filing pursuant to paragraph (b) of Rule 485
/X/    on May 1, 2008 pursuant to paragraph (b) of Rule 485
/ /    60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /    on pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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
                        NOTICE TO EXISTING POLICY OWNERS

This product prospectus will be distributed to prospective purchasers in connection with sales occurring on or after May 1, 2008. However, it will also be distributed to owners who purchase their policy before May 1, 2008.

Prospectuses for policies often undergo certain changes in their terms from year to year to reflect any changes in the policies. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy, the alteration of administrative procedures and changes in the investment options available. Any such change may OR MAY NOT apply to policies issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 1, 2008. Therefore, this prospectus may contain information that is inapplicable to your policy. You should consult your policy to verify whether any particular provision applies to you and which investment options you may elect. In the event of any conflict between this prospectus and your policy, the terms of your policy will control.

                                     PART A

STAG VARIABLE LIFE LAST SURVIVOR II

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES ISSUED BY:
HARTFORD LIFE INSURANCE COMPANY -- HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL II OR
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -- HARTFORD LIFE
AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL II
P.O. BOX 2999
HARTFORD, CONNECTICUT 06104-2999

TELEPHONE: (800) 231-5453


PROSPECTUS DATED MAY 1, 2008


                                                             [THE HARTFORD LOGO]

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This Prospectus describes information you should know before you purchase Series
I of Stag Variable Life Last Survivor II variable life insurance policy
(policy). This prospectus describes two policies (one issued by Hartford Life Insurance Company and one issued by Hartford Life and Annuity Insurance
Company). Refer to your policy to identify which policy you own. Please read it carefully before you purchase your variable life insurance policy. Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy.
Some policy features may not be available in some states.

Stag Variable Life Last Survivor II is a contract between you and Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. Hartford Life and Annuity Insurance Company does not solicit or issue insurance products in New York. Refer to the first page of your Policy for the name of the issuing company. The issuing company referred to in this prospectus as The Company. You agree to make sufficient premium payments to us, and we agree to pay a death benefit to your beneficiary. The policy is a last survivor flexible premium variable life insurance policy. It is:

X Last survivor, because we pay a death benefit after the death of the last surviving insured.


X Flexible premium, generally, you may decide when to make premium payments and in what amounts.


X Variable, because the value of your life insurance policy will fluctuate with the performance of the Sub-Accounts you select and the Fixed Account.

You must allocate your Premium Payment to "Sub-Accounts." The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors ("Funds"). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This policy offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Hartford Series Fund, Inc., Hartford Series Fund II, Inc., Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, Putnam Variable Trust, The Universal Institutional Funds, Inc., and Van Kampen Life Investment Trust. The Funds are described in greater detail in "The Funds" section of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The policy and its features may not be available for sale in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance policy with this policy may not be to your advantage.


This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov). Prospectuses for the Underlying Funds can be obtained from your financial professional or by logging on to www.hartfordinvestor.com. The prospectuses contain detailed information, including risks, charges and fees, so please read it carefully before you invest or send money.


This life insurance policy IS NOT:

-   a bank deposit or obligation;

-   federally insured; or

-   endorsed by any bank or governmental agency.

2

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TABLE OF CONTENTS


                                                                           PAGE
--------------------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                                  3
FEE TABLES                                                                     5
  Hartford Life Insurance Company                                              5
  Harford Life and Annuity Insurance Company                                   7
ABOUT US                                                                      16
  The Companies                                                               16
  The Separate Accounts                                                       16
  The Funds                                                                   16
CHARGES AND DEDUCTIONS                                                        23
YOUR POLICY                                                                   26
PREMIUMS                                                                      33
DEATH BENEFITS AND POLICY VALUES                                              36
MAKING WITHDRAWALS FROM YOUR POLICY                                           37
LOANS                                                                         37
LAPSE AND REINSTATEMENT                                                       38
FEDERAL TAX CONSIDERATIONS                                                    39
LEGAL PROCEEDINGS                                                             45
RESTRICTIONS ON FINANCIAL TRANSACTIONS                                        45
FINANCIAL STATEMENTS                                                          45
GLOSSARY OF SPECIAL TERMS                                                     46
WHERE YOU CAN FIND MORE INFORMATION                                           47
STATEMENT OF ADDITIONAL INFORMATION

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SUMMARY OF BENEFITS AND RISKS

This section contains a summary of the benefits available under the policy and the principal risks of purchasing the policy. It is only a summary and you should read the entire prospectus.

Please note that this prospectus describes two policies (one issued by Hartford Life Insurance Company and one issued by Hartford Life and Annuity Insurance Company); the material differences in these policies are described throughout this prospectus.

BENEFITS OF YOUR POLICY

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.


DEATH BENEFIT -- While the policy is in force and when the last surviving insured dies, we pay a death benefit to your beneficiary. However, your death benefit will never be less than the Minimum Death Benefit. See Death Benefits and Policy Values. You select one of three death benefit options:


-   LEVEL OPTION: The death benefit equals the current Face Amount.

- RETURN OF ACCOUNT VALUE OPTION: The death benefit is the current Face Amount plus the Account Value of your policy;

- RETURN OF PREMIUM OPTION: The death benefit is the current Face Amount plus the total of your premium payments, however, it will be no more than the current Face Amount plus $5 million.

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.

DEATH BENEFIT GUARANTEE -- Generally, your death benefit coverage will last as long as there is enough value in your policy to pay for the monthly charges we deduct. Since this is a variable life policy, values of your policy will fluctuate based on the performance of the underlying investment options you have chosen. Without the Death Benefit Guarantee, your policy will lapse if the value of your policy is insufficient to pay your monthly charges. However, when the Death Benefit Guarantee feature is in effect, the policy will not lapse, regardless of the investment performance of the underlying funds.

When you apply for the policy you choose what percentage of the total face amount will be covered by the Death Benefit Guarantee. The Death Benefit Guarantee period is the maximum number of policy years that the Death Benefit Guarantee is available on the policy. The Death Benefit Guarantee period is individualized based on the issue ages, sexes and risk classes of the insureds and is specified in the policy. The Death Benefit Guarantee Premium is not a charge but a funding level that is required to keep the Death Benefit Guarantee available. In order to maintain the Death Benefit Guarantee feature, the cumulative premiums paid into the policy, less withdrawals and indebtedness, must exceed the Cumulative Death Benefit Guarantee Premium.

INVESTMENT OPTIONS -- You may invest in up to 20 different investment choices within your policy, from the available investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.

PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

RIGHT TO EXAMINE YOUR POLICY -- You have a limited right to return the policy for cancellation after purchase. See "Your Policy and Contract Rights -- Right to Examine a Policy."

WITHDRAWALS -- You may take money out of your policy once a month, subject to certain minimums. (See "Risks of Your Policy," below).


LOANS -- You may use this policy as collateral to obtain a loan from Us.


SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.

OPTIONAL COVERAGE -- You may add other coverages to your policy. See "Your Policy -- Other Benefits."

SURRENDER -- You may surrender your policy at any time prior to the maturity date for its Cash Surrender Value. (See "Risks of your Policy," below). Surrenders may also be subject to a Surrender Charge.

TAX BENEFITS -- In most cases, you are not taxed on earnings until you take earnings out of the policy (commonly known as "tax-deferral"). The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit.

RIDERS -- You may select from a variety of riders.

RISKS OF YOUR POLICY

This is a brief description of the principal risks of the policy.

INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. Charges and fees may have a significant impact on policy Account Value and the investment performance of the Sub-Accounts (particularly with policies with lower Account Value). A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund's prospectus. You should read the prospectus of each Fund before investing.

4

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UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.

WITHDRAWAL LIMITATIONS -- You are limited to one withdrawal per month. Withdrawals will reduce your Policy's death benefit, may increase the risk of policy lapse, may result in a partial surrender charge and may be subject to a withdrawal charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy's Account Value, and will reduce the death proceeds.


ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. Under certain circumstances your policy may become a modified endowment policy under federal tax law. If these circumstances were to occur, loans and other pre-death distributions are includable in gross income on an income first basis, and may be subject to a 10% penalty (unless you have attained age 59 1/2 ). There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. You should consult with a tax adviser before taking steps that may affect whether your policy becomes a modified endowment policy. See "Federal Tax Considerations."


TAX LAW CHANGES -- Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected benefits of purchasing this policy.

CREDIT RISK -- Any Death Benefit gurantee products by the policy or any rider and the Fixed Account obligations depend on the Company's financial ability to fulfill its obligations. You should review the Company's financial statements which are available upon request and are attached to the Statement of Additional Information (SAI).

INCREASE IN CURRENT FEES AND EXPENSES -- Certain policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

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FEE TABLES -- HARTFORD LIFE INSURANCE COMPANY

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your policy.

TRANSACTION FEES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Front-end Sales Load  When you pay premium.                     Maximum Charge: 8% of each premium payment
(1)
Tax Charge on         When you pay premium.                     A percent of premium which varies by your state and municipality of
Premium Payments                                                residence. The range of tax charge is generally between 0% and 4%.
                                                                This rate will change if your state or municipality changes its premium tax charges. It may change if you change your state or municipality of residence.
Surrender Charge (2)  When you surrender your policy during     Minimum Charge
                      the first nine policy years.              $3.115 per $1,000 of the initial Face Amount in the first policy
                      When you make certain Face Amount         year for two 20-year-old female preferred non- nicotine.
                      decreases during the first nine policy    Maximum Charge
                      years.                                    $111.3595 per $1,000 of the initial Face Amount in the first policy
                      When you take certain withdrawals during  year for two 85-year-old male standard nicotine.
                      the first nine policy years.              Charge for a representative insured
                                                                $15.7864 per $1,000 of the initial Face Amount in the first policy year for a 65-year-old male preferred standard non-nicotine and a
                                                                65-year-old female standard non-nicotine.
Face Amount Increase  Each month for 12 months beginning on     Maximum Charge: $1 per $1,000 of unscheduled increase in the Face
Fee (3)               the effective date of any unscheduled     Amount (deducted on a monthly basis at a rate of 1/12 of $1 per
                      increase in Face Amount you request.      month per $1,000 of unscheduled increase in the Face Amount).
Transfer Fees         When you make a transfer after the first  Maximum Charge: $25 per transfer.*
                      transfer in any month.
Withdrawal Charge     When you take a withdrawal.               Maximum Charge: $10 per withdrawal.


(1) The maximum Front-end Sales Load is 8.0% of each premium payment in Policy Years 1 through 3 and 4.0% of each premium payment in Policy Years 4 and later.

(2) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(3)  This fee will not be less than $500 or more than $3,000.

*   Not currently being assessed.

6

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The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (2)                                                     $0.0001 per $1,000 of the net amount at risk for two 20-year-old female preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $2.6833 per $1,000 of the net amount at risk for two 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.0044 per $1,000 of the net amount at risk for a 56-year-old male preferred non-nicotine and a 54-year-old female preferred
                                                                non-nicotine in the first policy year.
Mortality and         Monthly.                                  Minimum Charge
Expense Risk Charge                                             (a) 0.75% per year of the Sub-Account accumulated value in the first
(which is the sum of                                            policy year (deducted on a monthly basis at a rate of 1/12 of
both (a) and (b))                                               0.75%); plus (b) $2.172 per $1,000 of initial Face Amount (deducted
(2)                                                             on a monthly basis at a rate of $0.181 per month) during the first policy year for two 20-year old female preferred non-nicotine.
                                                                Maximum Charge
                                                                (a) 0.75% per year of the Sub-Account accumulated value in the first policy year (deducted on a monthly basis at a rate of 1/12 of
                                                                0.75%); plus (b) $13.26 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $1.105 per month) during the first policy year for two 85-year old male nicotine.
                                                                Charge for a representative insured
                                                                (a) 0.75% per year of the Sub-Account accumulated value in the first policy year (deducted on a monthly basis at a rate of 1/12 of
                                                                0.75%); plus. (b) $2.0345 per $1,000 of initial Face Amount
                                                                (deducted on a monthly basis at a rate of $0.1695 per month) during the first policy year for a 56-year-old male standard non-nicotine and a 54-year old female preferred non-nicotine.
Administrative        Monthly.                                  Maximum Charge:
Charge                                                          $24.16 per month in policy Year 1
                                                                $7.50 per month in policy Years 2+
Loan Interest Rate    Monthly if you have taken a loan on your  Maximum Charge: 5.5% annually
(4)                   policy



   RIDER CHARGES              WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Estate Protection     Monthly.                                  Minimum Charge
Rider (2)                                                       $0.0209 per $1000 of Face Amount for two 20-year-old female preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $1.47101 per $1000 of Face Amount for two 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.02528 per $1000 of Face Amount for a 56-year-old male preferred non-nicotine and a 54-year-old female preferred non-nicotine in the first policy year.
Single Life Yearly    Monthly.                                  Minimum Charge
Renewable Term Life                                             $0.084167 per $1,000 of Face Amount for a 20-year-old female
Insurance Rider (2)                                             preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $14.953333 per $1,000 of Face Amount for an 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $.2238 per $1,000 of Face Amount for a 56-year-old male standard non-nicotine in the first policy year.


(2) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(4) During policy years 1 - 10 the Loan Interest Rate is 5.5% for all Indebtedness. During policy years 11 and later the Loan Interest Rate is 3.5% for Preferred Indebtedness and 4.5% for Non-Preferred Indebtedness. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.5%.

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FEE TABLES -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your policy.

TRANSACTION FEES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Front-end Sales Load  When you pay premium.                     Maximum Charge: 6% of each premium payment in all policy years.
Tax Charge on         When you pay premium.                     A percent of premium which varies by your state and municipality of
Premium Payments                                                residence. The range of tax charge is generally between 0% and 4%.
                                                                This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.
Surrender Charge (1)  When you surrender your policy during     Minimum Charge
                      the first nine policy years.              $3.1465 per $1,000 of the initial Face Amount in the first policy
                      When you make certain Face Amount         year for two 20-year-old female preferred non- nicotine.
                      decreases during the first nine policy    Maximum Charge
                      years.                                    $38.42904 per $1,000 of the initial Face Amount in the first policy
                      When you take certain withdrawals during  year for two 85-year-old male smokers.
                      the first nine policy years.              Charge for representative insured
                                                                $17.3824 per $1,000 of the initial Face Amount in the first policy year for a 59-year-old male standard non-nicotine and a 57-year-old female standard non-nicotine.
Face Amount Increase  Each Month for 12 months beginning on     Maximum Charge: $1 per $1,000 of unscheduled increase in the Face
Fee (2)               the effective date of any unscheduled     Amount (deducted on a monthly basis at a rate of 1/12 of $1 per
                      increase in Face Amount you request.      month per $1,000 unscheduled increase in the Face Amount).
Transfer Fees         When you make a transfer after the first  Maximum Charge: $25 per transfer.*
                      transfer in any month.
Withdrawal Charge     When you take a withdrawal.               Maximum Charge: $10 per withdrawal.


(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(2)  This fee will not be less than $500 or more than $3,000.

*   Not currently being assessed.

8

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The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (1)                                                     $0.0001 per $1,000 of the net amount at risk for two 20-year-old female preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $2.6833 per $1,000 of the net amount at risk for two 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $.0034 per $1,000 of the net amount at risk for a 55-year-old male preferred non-nicotine and a 52-year-old female preferred
                                                                non-nicotine in the first policy year.
Mortality and         Monthly.                                  Minimum Charge
Expense Risk Charge                                             (a) 0.75% per year of the Sub-Account accumulated value in the first
(which is the sum of                                            policy year (deducted on a monthly basis at a rate of 1/12 of 0.75%)
both (a) and (b)).                                              plus;
(1)                                                             (b) $1.92 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.16 per month) during the first policy year for two 20-year-old female preferred non-nicotine.
                                                                Maximum Charge
                                                                (a) 0.75% per year of the Sub-Account accumulated value in the first policy year (deducted on a monthly basis at a rate of 1/12 of 0.75%)
                                                                plus;
                                                                (b) $17.40 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $1.45 per month) during the first policy year for two 85-year-old male nicotine.
                                                                Charge for a representative insured
                                                                (a) 0.75% per year of the Sub-Account accumulated value in the first policy year (deducted on a monthly basis at a rate of 1/12 of 0.75%)
                                                                plus;
                                                                (b) $1.9824 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.1652 per month) during the first policy year for a 55-year-old male preferred non-nicotine and a 52-year-old female preferred non-nicotine.
Administrative        Monthly.                                  Maximum Charge: $30 per month
Charge (2)
Loan Interest Rate    Monthly if you have taken a loan on your  Maximum Charge: 5.5% annually
(3)                   policy.


(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.


(2) The maximum Administrative Charge is $30.00 per month in policy years 1 through 5, and $10.00 per month in years 6 and later. In New Jersey, the maximum Administrative Charge is $30.00 per month in all years.


(3) During policy years 1-10 the Loan Interest Rate is 5.5% for all Indebtedness. During policy years 11 and later, the Loan Interest Rate is 3.5% for Preferred Indebtedness and 4.5% for Non-Preferred Indebtedness. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.5%.

-------------------------------------------------------------------------------

   RIDER CHARGES                    WHEN CHARGE IS DEDUCTED                                  AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------
Last Survivor Yearly  Monthly.                                             Minimum Charge
Renewable Term                                                             $0.0001 per $1,000 of the net amount at risk for
Insurance Rider (1)                                                        two 20-year-old female preferred non-nicotine in
                                                                           the first policy year.
                                                                           Maximum Charge
                                                                           $2.3245 per $1,000 of the net amount at risk for
                                                                           two 85-year-old male nicotine in the first policy
                                                                           year.
                                                                           Charge for a representative insured
                                                                           $0.004 per $1,000 of the net amount at risk for a
                                                                           55-year-old male preferred non-nicotine and a
                                                                           52-year-old female preferred non-nicotine in the
                                                                           first policy year.
Estate Protection     Monthly.                                             Monthly. Minimum Charge
Rider (1)                                                                  $0.0209 per $1,000 of Face Amount for two
                                                                           20-year-old female preferred nicotine in the first
                                                                           policy year.
                                                                           Maximum Charge
                                                                           $0.743699 per $1,000 of Face Amount for two
                                                                           85-year-old male nicotine in the first policy year.
                                                                           Charge for a representative insured
                                                                           $0.0243 per $1,000 of Face Amount for a 55-year-old
                                                                           male preferred non-nicotine and a 52-year-old
                                                                           female preferred non-nicotine in the first policy
                                                                           year.
Single Life Yearly    Monthly.                                             Minimum Charge
Renewable Term Life                                                        $0.084167 per $1,000 of Face Amount for a
Insurance Rider (1)                                                        20-year-old female preferred non-nicotine in the
                                                                           first policy year.
                                                                           Maximum Charge
                                                                           $14.953333 per $1,000 of Face Amount for a
                                                                           85-year-old male nicotine in the first policy year.
                                                                           Charge for a representative insured
                                                                           $0.2046 per $1,000 of Face Amount for a 55-year-old
                                                                           male preferred non-nicotine in the first policy
                                                                           year.


(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

10

-------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES

Each Subaccount purchases shares of the corresponding underlying Fund at net asset value. The net asset value of an underlying Fund reflects the investment advisory fees and other expenses of the underlying Fund that are deducted from the assets in that underlying fund. These underlying Fund expenses may vary from year to year and are more fully described in each underlying Fund's prospectus.


The first table shows the minimum and maximum total operating expenses charged by the underlying Funds expressed as a percentage of average daily net assets, for the year ended December 31, 2007.



                                                                   MINIMUM            MAXIMUM
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 0.33%              1.45%
[expenses that are deducted from underlying Fund assets,
including management fees, distribution,
and/or service (12b-1) fees and other expenses.]


                 INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES


The next table shows the Total Annual Fund Operating Expenses for each underlying Fund. The fees and expenses are expressed as a percentage of average net assets for the year ended December 31, 2007. Actual fees and expenses for the underlying Fund vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly available information and is qualified in its entirety by the then current prospectus for each underlying Fund. Not all of the funds listed below are available to new investments or transfers of contract value. Please refer to the fund objective table for more details.



                                                          DISTRIBUTION                        ACQUIRED
                                                             AND/OR                             FUND
                                          MANAGEMENT     SERVICE (12B-1)       OTHER          FEES AND
UNDERLYING FUND:                              FEE            FEES**          EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. Capital Appreciation Fund --
  Series I                                   0.610%              N/A           0.270%           0.000%
 AIM V.I. Capital Development Fund --
  Series I                                   0.750%              N/A           0.310%           0.000%
 AIM V.I. Core Equity Fund -- Series I       0.600%              N/A           0.280%           0.020%
 AIM V.I. International Growth Fund --
  Series I*                                  0.710%              N/A           0.360%           0.010%
 AIM V.I. Mid Cap Core Equity Fund --
  Series I                                   0.720%              N/A           0.290%           0.030%
 AIM V.I. Small Cap Equity Fund --
  Series I                                   0.750%              N/A           0.370%           0.010%
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 AllianceBernstein VPS International
  Growth Portfolio -- Class B                0.750%           0.250%           0.450%              N/A
 AllianceBernstein VPS International
  Value Portfolio -- Class B                 0.750%           0.250%           0.060%              N/A
 AllianceBernstein VPS Small/Mid Cap
  Value Portfolio -- Class B                 0.750%           0.250%           0.080%              N/A
AMERICAN FUNDS INSURANCE SERIES
 American Funds Asset Allocation Fund
  -- Class 2                                 0.310%           0.250%           0.010%              N/A
 American Funds Blue Chip Income and
  Growth Fund -- Class 2                     0.410%           0.250%           0.010%              N/A
 American Funds Bond Fund -- Class 2         0.400%           0.250%           0.010%              N/A
 American Funds Global Growth
  Fund -- Class 2                            0.530%           0.250%           0.020%              N/A
 American Funds Global Small
  Capitalization Fund -- Class 2             0.700%           0.250%           0.030%              N/A
 American Funds Growth Fund -- Class 2       0.320%           0.250%           0.010%              N/A
 American Funds Growth-Income
  Fund -- Class 2                            0.260%           0.250%           0.010%              N/A

                                             TOTAL         CONTRACTUAL            NET TOTAL
                                            ANNUAL         FEE WAIVER              ANNUAL
                                           OPERATING     AND/OR EXPENSE           OPERATING
UNDERLYING FUND:                           EXPENSES       REIMBURSEMENT           EXPENSES
--------------------------------------  -----------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. Capital Appreciation Fund --
  Series I                                   0.880%           0.000%           0.880%  (1)(3)(4)(6)
 AIM V.I. Capital Development Fund --
  Series I                                   1.060%           0.010%           1.050%  (1)(2)(3)(4)(6)
 AIM V.I. Core Equity Fund -- Series I       0.900%           0.010%           0.890%  (1)(3)(4)(6)
 AIM V.I. International Growth Fund --
  Series I*                                  1.080%           0.010%           1.070%  (1)(3)(4)(6)
 AIM V.I. Mid Cap Core Equity Fund --
  Series I                                   1.040%           0.020%           1.020%  (1)(3)(4)(6)
 AIM V.I. Small Cap Equity Fund --
  Series I                                   1.130%              N/A           1.130%  (3)(4)(5)(6)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 AllianceBernstein VPS International
  Growth Portfolio -- Class B                1.450%              N/A           1.450%
 AllianceBernstein VPS International
  Value Portfolio -- Class B                 1.060%              N/A           1.060%
 AllianceBernstein VPS Small/Mid Cap
  Value Portfolio -- Class B                 1.080%              N/A           1.080%
AMERICAN FUNDS INSURANCE SERIES
 American Funds Asset Allocation Fund
  -- Class 2                                 0.570%              N/A           0.570%  (7)
 American Funds Blue Chip Income and
  Growth Fund -- Class 2                     0.670%              N/A           0.670%  (7)
 American Funds Bond Fund -- Class 2         0.660%              N/A           0.660%  (7)
 American Funds Global Growth
  Fund -- Class 2                            0.800%              N/A           0.800%  (7)
 American Funds Global Small
  Capitalization Fund -- Class 2             0.980%              N/A           0.980%  (7)
 American Funds Growth Fund -- Class 2       0.580%              N/A           0.580%  (7)
 American Funds Growth-Income
  Fund -- Class 2                            0.520%              N/A           0.520%  (7)

-------------------------------------------------------------------------------


                                                          DISTRIBUTION                        ACQUIRED
                                                             AND/OR                             FUND
                                          MANAGEMENT     SERVICE (12B-1)       OTHER          FEES AND
UNDERLYING FUND:                              FEE            FEES**          EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------------
 American Funds International Fund --
  Class 2                                    0.490%           0.250%           0.030%              N/A
 American Funds New World Fund --
  Class 2                                    0.760%           0.250%           0.060%              N/A
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 Fidelity VIP Asset Manager Portfolio
  -- Initial Class                           0.510%              N/A           0.120%              N/A
 Fidelity VIP Contrafund(R) Portfolio
  -- Service Class 2                         0.560%           0.250%           0.090%              N/A
 Fidelity VIP Equity-Income
  Portfolio -- Initial Class                 0.460%              N/A           0.090%              N/A
 Fidelity VIP Equity-Income
  Portfolio -- Service Class 2               0.460%           0.250%           0.090%              N/A
 Fidelity VIP Freedom 2010 Portfolio
  -- Service Class 2*                           N/A           0.250%              N/A           0.560%
 Fidelity VIP Freedom 2020 Portfolio
  -- Service Class 2*                           N/A           0.250%              N/A           0.620%
 Fidelity VIP Freedom 2030 Portfolio
  -- Service Class 2*                           N/A           0.250%              N/A           0.660%
 Fidelity VIP Mid Cap Portfolio --
  Service Class 2                            0.560%           0.250%           0.100%              N/A
 Fidelity VIP Overseas Portfolio --
  Initial Class                              0.710%              N/A           0.140%              N/A
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Income Securities Fund --
  Class 2                                    0.450%           0.250%           0.020%              N/A
 Franklin Small Cap Value Securities
  Fund -- Class 2                            0.510%           0.250%           0.150%           0.020%
 Franklin Strategic Income Securities
  Fund -- Class 1*                           0.370%              N/A           0.250%              N/A
 Mutual Discovery Securities Fund --
  Class 2                                    0.800%           0.250%           0.170%              N/A
 Mutual Shares Securities Fund --
  Class 2                                    0.590%           0.250%           0.130%              N/A
 Templeton Global Income Securities
  Fund -- Class 2                            0.500%           0.250%           0.140%              N/A
 Templeton Growth Securities Fund --
  Class 2                                    0.730%           0.250%           0.030%              N/A
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS
  Fund - - Class IA                          0.610%              N/A           0.030%              N/A
 Hartford Value Opportunities HLS Fund
  - - Class IA                               0.610%              N/A           0.030%              N/A
HARTFORD SERIES FUND, INC.
 Hartford Advisers HLS Fund -- Class
  IA                                         0.600%              N/A           0.030%              N/A
 Hartford Capital Appreciation HLS
  Fund --Class IA*                           0.630%              N/A           0.040%              N/A
 Hartford Disciplined Equity HLS
  Fund -- Class IA                           0.670%              N/A           0.030%              N/A
 Hartford Dividend and Growth HLS Fund
  -- Class IA                                0.640%              N/A           0.030%              N/A
 Hartford Global Advisers HLS Fund --
  Class IA                                   0.760%              N/A           0.040%              N/A
 Hartford Global Growth HLS Fund --
  Class IA                                   0.690%              N/A           0.040%              N/A
 Hartford Global Technology HLS
  Fund -- Class IA                           0.850%              N/A           0.070%              N/A

                                             TOTAL         CONTRACTUAL            NET TOTAL
                                            ANNUAL         FEE WAIVER              ANNUAL
                                           OPERATING     AND/OR EXPENSE           OPERATING
UNDERLYING FUND:                           EXPENSES       REIMBURSEMENT           EXPENSES
--------------------------------------  -----------------------------------------------------------
 American Funds International Fund --
  Class 2                                    0.770%              N/A           0.770%  (7)
 American Funds New World Fund --
  Class 2                                    1.070%              N/A           1.070%  (7)
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 Fidelity VIP Asset Manager Portfolio
  -- Initial Class                           0.630%              N/A           0.630%  (9)
 Fidelity VIP Contrafund(R) Portfolio
  -- Service Class 2                         0.900%              N/A           0.900%  (8)
 Fidelity VIP Equity-Income
  Portfolio -- Initial Class                 0.550%              N/A           0.550%  (9)
 Fidelity VIP Equity-Income
  Portfolio -- Service Class 2               0.800%              N/A           0.800%  (8)
 Fidelity VIP Freedom 2010 Portfolio
  -- Service Class 2*                           N/A              N/A           0.810%
 Fidelity VIP Freedom 2020 Portfolio
  -- Service Class 2*                           N/A              N/A           0.870%
 Fidelity VIP Freedom 2030 Portfolio
  -- Service Class 2*                           N/A              N/A           0.910%
 Fidelity VIP Mid Cap Portfolio --
  Service Class 2                            0.910%              N/A           0.910%  (8)
 Fidelity VIP Overseas Portfolio --
  Initial Class                              0.850%              N/A           0.850%  (10)
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Income Securities Fund --
  Class 2                                    0.720%              N/A           0.720%  (11)
 Franklin Small Cap Value Securities
  Fund -- Class 2                            0.930%           0.020%           0.910%  (12)
 Franklin Strategic Income Securities
  Fund -- Class 1*                           0.620%              N/A           0.620%
 Mutual Discovery Securities Fund --
  Class 2                                    1.220%              N/A           1.220%
 Mutual Shares Securities Fund --
  Class 2                                    0.970%              N/A           0.970%
 Templeton Global Income Securities
  Fund -- Class 2                            0.890%              N/A           0.890%  (11)
 Templeton Growth Securities Fund --
  Class 2                                    1.010%              N/A           1.010%  (11)
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS
  Fund - - Class IA                          0.640%              N/A           0.640%
 Hartford Value Opportunities HLS Fund
  - - Class IA                               0.640%              N/A           0.640%
HARTFORD SERIES FUND, INC.
 Hartford Advisers HLS Fund -- Class
  IA                                         0.630%              N/A           0.630%
 Hartford Capital Appreciation HLS
  Fund --Class IA*                           0.670%              N/A           0.670%
 Hartford Disciplined Equity HLS
  Fund -- Class IA                           0.700%              N/A           0.700%
 Hartford Dividend and Growth HLS Fund
  -- Class IA                                0.670%              N/A           0.670%
 Hartford Global Advisers HLS Fund --
  Class IA                                   0.800%              N/A           0.800%
 Hartford Global Growth HLS Fund --
  Class IA                                   0.730%              N/A           0.730%
 Hartford Global Technology HLS
  Fund -- Class IA                           0.920%              N/A           0.920%

12

-------------------------------------------------------------------------------


                                                          DISTRIBUTION                        ACQUIRED
                                                             AND/OR                             FUND
                                          MANAGEMENT     SERVICE (12B-1)       OTHER          FEES AND
UNDERLYING FUND:                              FEE            FEES**          EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------------
 Hartford Index HLS Fund - - Class IA        0.300%              N/A           0.030%              N/A
 Hartford International Opportunities
  HLS Fund - - Class IA                      0.670%              N/A           0.040%              N/A
 Hartford International Small Company
  HLS Fund -- Class IA                       0.830%              N/A           0.050%              N/A
 Hartford MidCap HLS Fund -- Class IA        0.650%              N/A           0.040%              N/A
 Hartford MidCap Value HLS Fund --
  Class IA                                   0.750%              N/A           0.040%              N/A
 Hartford Money Market HLS Fund --
  Class IA                                   0.440%              N/A           0.030%              N/A
 Hartford Mortgage Securities HLS
  Fund -- Class IA                           0.450%              N/A           0.040%              N/A
 Hartford Small Company HLS Fund --
  Class IA                                   0.670%              N/A           0.030%              N/A
 Hartford Stock HLS Fund - - Class IA        0.460%              N/A           0.030%              N/A
 Hartford Total Return Bond HLS
  Fund -- Class IA                           0.460%              N/A           0.030%              N/A
LORD ABBETT SERIES FUND, INC.
 Lord Abbett America's Value
  Portfolio -- Class VC                      0.750%              N/A           0.450%              N/A
 Lord Abbett Bond --Debenture
  Portfolio --Class VC*                      0.500%              N/A           0.450%              N/A
 Lord Abbett Growth and Income
  Portfolio -- Class VC                      0.470%              N/A           0.410%              N/A
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Investors Trust Series --
  Initial Class                              0.750%              N/A           0.100%              N/A
 MFS(R) New Discovery Series --
  Initial Class                              0.900%              N/A           0.110%              N/A
 MFS(R) Total Return Series -- Initial
  Class                                      0.750%              N/A           0.080%              N/A
 MFS(R) Value Series --Initial Class*        0.750%              N/A           0.110%              N/A
OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Capital Appreciation
  Fund/VA --Service Shares                   0.640%           0.250%           0.020%              N/A
 Oppenheimer Global Securities Fund/VA
  --Service Shares                           0.620%           0.250%           0.020%              N/A
 Oppenheimer Main Street
  Fund(R)/VA -- Service Shares               0.640%           0.250%           0.010%              N/A
 Oppenheimer Main Street Small Cap
  Fund(R)/VA --Service Shares*               0.700%           0.250%           0.020%              N/A
PUTNAM VARIABLE TRUST
 Putnam VT Capital Opportunities
  Fund -- Class IB                           0.650%           0.250%           0.330%           0.010%
 Putnam VT Diversified Income Fund --
  Class IA                                   0.700%              N/A           0.130%           0.010%
 Putnam VT Diversified Income Fund --
  Class IB*                                  0.700%           0.250%           0.130%           0.010%
 Putnam VT Equity Income Fund -- Class
  IB                                         0.650%           0.250%           0.120%           0.120%
 Putnam VT Global Asset Allocation
  Fund -- Class IA                           0.700%              N/A           0.150%           0.010%
 Putnam VT Global Equity Fund -- Class
  IA                                         0.780%              N/A           0.110%              N/A
 Putnam VT Growth and Income
  Fund -- Class IA                           0.500%              N/A           0.050%              N/A

                                             TOTAL         CONTRACTUAL            NET TOTAL
                                            ANNUAL         FEE WAIVER              ANNUAL
                                           OPERATING     AND/OR EXPENSE           OPERATING
UNDERLYING FUND:                           EXPENSES       REIMBURSEMENT           EXPENSES
--------------------------------------  -----------------------------------------------------------
 Hartford Index HLS Fund - - Class IA        0.330%              N/A           0.330%
 Hartford International Opportunities
  HLS Fund - - Class IA                      0.710%              N/A           0.710%
 Hartford International Small Company
  HLS Fund -- Class IA                       0.880%              N/A           0.880%
 Hartford MidCap HLS Fund -- Class IA        0.690%              N/A           0.690%
 Hartford MidCap Value HLS Fund --
  Class IA                                   0.790%              N/A           0.790%
 Hartford Money Market HLS Fund --
  Class IA                                   0.470%              N/A           0.470%  (13)
 Hartford Mortgage Securities HLS
  Fund -- Class IA                           0.490%              N/A           0.490%
 Hartford Small Company HLS Fund --
  Class IA                                   0.700%              N/A           0.700%
 Hartford Stock HLS Fund - - Class IA        0.490%              N/A           0.490%
 Hartford Total Return Bond HLS
  Fund -- Class IA                           0.490%              N/A           0.490%
LORD ABBETT SERIES FUND, INC.
 Lord Abbett America's Value
  Portfolio -- Class VC                      1.200%           0.050%           1.150%  (14)
 Lord Abbett Bond --Debenture
  Portfolio --Class VC*                      0.950%           0.100%           0.850%  (15)
 Lord Abbett Growth and Income
  Portfolio -- Class VC                      0.880%              N/A           0.880%
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Investors Trust Series --
  Initial Class                              0.850%              N/A           0.850%  (16)
 MFS(R) New Discovery Series --
  Initial Class                              1.010%              N/A           1.010%  (16)
 MFS(R) Total Return Series -- Initial
  Class                                      0.830%              N/A           0.830%  (17)
 MFS(R) Value Series --Initial Class*        0.860%              N/A           0.860%  (16)
OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Capital Appreciation
  Fund/VA --Service Shares                   0.910%              N/A           0.910%  (18)
 Oppenheimer Global Securities Fund/VA
  --Service Shares                           0.890%              N/A           0.890%  (18)
 Oppenheimer Main Street
  Fund(R)/VA -- Service Shares               0.900%              N/A           0.900%  (18)
 Oppenheimer Main Street Small Cap
  Fund(R)/VA --Service Shares*               0.970%              N/A           0.970%  (18)
PUTNAM VARIABLE TRUST
 Putnam VT Capital Opportunities
  Fund -- Class IB                           1.240%           0.040%           1.200%  (19)(21)(22)
 Putnam VT Diversified Income Fund --
  Class IA                                   0.840%           0.070%           0.770%  (19)(22)
 Putnam VT Diversified Income Fund --
  Class IB*                                  1.090%           0.070%           1.020%  (19)(22)
 Putnam VT Equity Income Fund -- Class
  IB                                         1.140%              N/A           1.140%  (19)
 Putnam VT Global Asset Allocation
  Fund -- Class IA                           0.860%           0.060%           0.800%  (19)(21)(22)
 Putnam VT Global Equity Fund -- Class
  IA                                         0.890%              N/A           0.890%  (20)
 Putnam VT Growth and Income
  Fund -- Class IA                           0.550%              N/A           0.550%  (20)

-------------------------------------------------------------------------------


                                                          DISTRIBUTION                        ACQUIRED
                                                             AND/OR                             FUND
                                          MANAGEMENT     SERVICE (12B-1)       OTHER          FEES AND
UNDERLYING FUND:                              FEE            FEES**          EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------------
 Putnam VT Health Sciences Fund --
  Class IA                                   0.700%              N/A           0.130%              N/A
 Putnam VT High Yield Fund -- Class IA       0.690%              N/A           0.100%           0.010%
 Putnam VT Income Fund --Class IA            0.620%              N/A           0.090%           0.010%
 Putnam VT International Equity
  Fund -- Class IA                           0.730%              N/A           0.110%           0.010%
 Putnam VT International Growth and
  Income Fund -- Class IA                    0.800%              N/A           0.150%              N/A
 Putnam VT International New
  Opportunities Fund --Class IA              1.000%              N/A           0.170%              N/A
 Putnam VT Investors Fund -- Class IA        0.650%              N/A           0.100%              N/A
 Putnam VT Money Market Fund -- Class
  IA                                         0.450%              N/A           0.100%              N/A
 Putnam VT New Opportunities
  Fund -- Class IA                           0.630%              N/A           0.090%              N/A
 Putnam VT New Value Fund -- Class IA        0.680%              N/A           0.070%              N/A
 Putnam VT OTC & Emerging Growth Fund
  --Class IA                                 0.700%              N/A           0.220%              N/A
 Putnam VT Small Cap Value Fund --
  Class IB                                   0.770%           0.250%           0.100%           0.070%
 Putnam VT The George Putnam Fund of
  Boston --Class IA                          0.640%              N/A           0.100%           0.010%
 Putnam VT Utilities Growth and Income
  Fund -- Class IA                           0.700%              N/A           0.110%              N/A
 Putnam VT Vista Fund --Class IA             0.650%              N/A           0.110%              N/A
 Putnam VT Voyager Fund - - Class IA         0.600%              N/A           0.070%              N/A
THE UNIVERSAL INSTITUTIONAL FUNDS,
 INC.
 Van Kampen -- UIF Mid Cap Growth
  Portfolio --Class II*                      0.750%           0.350%           0.340%              N/A
 Van Kampen -- UIF U.S. Mid Cap Value
  Portfolio --Class II                       0.720%           0.350%           0.290%              N/A
VAN KAMPEN LIFE INVESTMENT TRUST
 Van Kampen LIT Comstock
  Portfolio -- Class II                      0.560%           0.250%           0.030%              N/A

                                             TOTAL         CONTRACTUAL            NET TOTAL
                                            ANNUAL         FEE WAIVER              ANNUAL
                                           OPERATING     AND/OR EXPENSE           OPERATING
UNDERLYING FUND:                           EXPENSES       REIMBURSEMENT           EXPENSES
--------------------------------------  -----------------------------------------------------------
 Putnam VT Health Sciences Fund --
  Class IA                                   0.830%              N/A           0.830%  (20)(21)
 Putnam VT High Yield Fund -- Class IA       0.800%           0.050%           0.750%  (19)(22)
 Putnam VT Income Fund --Class IA            0.720%           0.140%           0.580%  (19)(22)
 Putnam VT International Equity
  Fund -- Class IA                           0.850%              N/A           0.850%  (19)
 Putnam VT International Growth and
  Income Fund -- Class IA                    0.950%           0.030%           0.920%  (20)(22)
 Putnam VT International New
  Opportunities Fund --Class IA              1.170%           0.060%           1.110%  (20)(22)
 Putnam VT Investors Fund -- Class IA        0.750%              N/A           0.750%  (20)
 Putnam VT Money Market Fund -- Class
  IA                                         0.550%           0.050%           0.500%  (20)(21)(22)
 Putnam VT New Opportunities
  Fund -- Class IA                           0.720%              N/A           0.720%  (20)
 Putnam VT New Value Fund -- Class IA        0.750%              N/A           0.750%  (20)
 Putnam VT OTC & Emerging Growth Fund
  --Class IA                                 0.920%           0.020%           0.900%  (20)(22)
 Putnam VT Small Cap Value Fund --
  Class IB                                   1.190%              N/A           1.190%  (19)
 Putnam VT The George Putnam Fund of
  Boston --Class IA                          0.750%              N/A           0.750%  (19)(21)
 Putnam VT Utilities Growth and Income
  Fund -- Class IA                           0.810%           0.010%           0.800%  (20)(22)
 Putnam VT Vista Fund --Class IA             0.760%              N/A           0.760%  (20)
 Putnam VT Voyager Fund - - Class IA         0.670%              N/A           0.670%  (20)
THE UNIVERSAL INSTITUTIONAL FUNDS,
 INC.
 Van Kampen -- UIF Mid Cap Growth
  Portfolio --Class II*                      1.440%              N/A           1.440%  (23)
 Van Kampen -- UIF U.S. Mid Cap Value
  Portfolio --Class II                       1.360%              N/A           1.360%
VAN KAMPEN LIFE INVESTMENT TRUST
 Van Kampen LIT Comstock
  Portfolio -- Class II                      0.840%              N/A           0.840%



*   These funds are available to policies issued on or after May 12, 2008.



** The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).



NOTES



(1) The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2009.



(2) Through at least April 30, 2009, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).



(3) Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the fund in such affiliated money market funds. Fee Waiver reflects this agreement. This waiver agreement is in effect through at least April 30, 2009.



(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the Fund.



(5) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.15% of average daily net assets. In determining the advisor's obligation

14

-------------------------------------------------------------------------------


     to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;
     (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. This expenses limitation agreement is in effect through at least April 30, 2009.



(6) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2007 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.



(7) The funds' investment adviser is currently waiving 10% of its management fee. The waiver may be discontinued at any time in consultation with the funds' board, but it is expected to continue at this level until further notice. The funds' investment adviser and board intend to review the waiver as circumstances warrant. Management fees and total expenses do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the funds' prospectus and in the funds' annual report.



(8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been: Fidelity VIP Contrafund(R) Portfolio -- Service Class 2: 0.89%; Fidelity Growth Portfolio -- Service Class 2: 0.89%; and Fidelity VIP Mid Cap Portfolio -- Service Class 2: 0.90%. These offsets may be discontinued at any time.



(9) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been; Fidelity VIP Asset Manager Portfolio -- Initial Class: 0.62%; Fidelity VIP Contrafund(R) Portfolio -- Initial Class: 0.64%; Fidelity VIP Equity Income Portfolio --Initial Class: 0.54%; Fidelity VIP Growth Portfolio -- Initial
     Class: 0.64%; and Fidelity VIP Overseas Portfolio -- Initial Class: 0.82%. These offsets may be discontinued at any time.



(10) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been Fidelity VIP Overseas Portfolio --Initial Class: 0.82%. These offsets may be discontinued at any time.



(11) The Fund administration fee is paid indirectly through the management fee.



(12) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the SweepMoney Fund which is "the acquired fund" in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. This reduction is not reflected in Net annual Fund operating expenses, which would be lower if it were.



(13) Effective January 1, 2007, HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2008. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.39% and the total annual operating expenses are 0.42%.



(14) For the period May 1, 2008 through April 30, 2009, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the Fund's expenses (excluding management fee) do not exceed an annual rate of 0.40% of average daily net assets.



(15) For the period January 1, 2007 through April 30, 2008, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the Fund's expenses (excluding management fee) do not exceed an annual rate of .40% of average daily net assets. Effective May 1, 2008 through April 30, 2009, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the Fund's expenses (excluding management fee) do not exceed an annual rate of .35% of average daily net assets.



(16) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.



(17) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.



     MFS has agreed in writing to reduce its management fee to 0.65% annually on average daily net assets in excess of $3 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees.



(18) The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. The undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2007, the transfer agent fees did not exceed the expense limitation described above.



     The manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. During the fiscal year, these amounts were not material to the above ratios. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year, reduced its custodial expenses for all share classes [by less than 0.01% of average daily net assets].



(19) "Net Total Annual Operating Expenses" includes the amount from "Acquired Fund Fees and Expenses" column, which is an estimate of expenses attributable to the fund's investments in other investment companies, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports (net of any applicable expense limitations). These indirect expenses will vary from time to time depending on the fund's investments in other investment companies and their operating expenses.



(20) "Other Expenses" includes estimated expenses attributable to the fund's investments in other investment companies that the fund bears indirectly.

-------------------------------------------------------------------------------


(21) In order to further limit expenses, Putnam Management has agreed to waive fees and reimburse expenses of the funds to the extent necessary to ensure that the funds pay total fund operating expenses at an annual rate that does not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the applicable fund. For these purposes, total fund operating expenses of both the applicable fund and the Lipper custom group average are calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses. The expense limitation that resulted in the greater reduction in expenses of the funds at the end of each applicable period for each applicable fund was applied to such fund for that period. During the year ended December 31, 2007 this limitation decreased expenses by the following additional amounts:



Putnam VT Capital Opportunities Fund                                   0.03%
Putnam VT The George Putnam Fund of Boston                             0.02%
Putnam VT Global Asset Allocation Fund                                 0.02%
Putnam VT Health Sciences Fund                                         0.02%
Putnam VT Money Market Fund                                            0.03%



(22) Reflects Putnam Management's contractual agreement to limit fund expenses through April 30, 2009.



(23) For the fiscal year ended December 31, 2007, after giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the total annual portfolio operating expenses incurred by investors, including certain investment related expenses, was 1.16% for Class II. The total annual portfolio operating expenses excluding certain investment related expense was 1.15% for Class II.

16

-------------------------------------------------------------------------------

ABOUT US

Your Policy will indicate which company issued your Policy. The company that issues your policy is primarily determined by the state where you purchased the policy.

THE COMPANIES


HARTFORD LIFE INSURANCE COMPANY -- We are a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -- We are a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


THE SEPARATE ACCOUNTS

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL II -- established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL II -- established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

THE FUNDS

The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.


We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks.


The Funds may not be available in all states.

You may also allocate some or all of your premium payments to the "Fixed Account," which pays a declared interest rate. See "The Fixed Account."

Below is a table that lists the underlying Funds in which the Sub-accounts invest, each Fund's investment adviser and sub-adviser, if applicable, and each Fund's investment objective. More detailed information concerning a Fund's investment objective, investment strategies, risks and expenses is contained in each Fund's prospectus.


FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. CAPITAL APPRECIATION FUND --   Growth of capital                            Invesco Aim Advisors, Inc.
  SERIES I                                                                            Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.
 AIM V.I. CAPITAL DEVELOPMENT FUND --    Long-term growth of capital                  Invesco Aim Advisors, Inc.
  SERIES I                                                                            Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.
 AIM V.I. CORE EQUITY FUND -- SERIES I   Growth of capital                            Invesco Aim Advisors, Inc.
                                                                                      Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.
 AIM V.I. INTERNATIONAL GROWTH FUND --   Long-term growth of capital                  Invesco Aim Advisors, Inc.
  SERIES I                                                                            Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.
 AIM V.I. MID CAP CORE EQUITY FUND --    Long-term growth of capital                  Invesco Aim Advisors, Inc.
  SERIES I                                                                            Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.

-------------------------------------------------------------------------------


FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 AIM V.I. SMALL CAP EQUITY FUND --       Long-term growth of capital                  Invesco Aim Advisors, Inc.
  SERIES I                                                                            Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 ALLIANCEBERNSTEIN VPS INTERNATIONAL     Long-term growth of capital                  AllianceBernstein L.P.
  GROWTH PORTFOLIO -- CLASS B
 ALLIANCEBERNSTEIN VPS INTERNATIONAL     Long-term growth of capital                  AllianceBernstein L.P.
  VALUE PORTFOLIO -- CLASS B
 ALLIANCEBERNSTEIN VPS SMALL/MID CAP     Long-term growth of capital                  AllianceBernstein L.P.
  VALUE PORTFOLIO -- CLASS B
AMERICAN FUNDS INSURANCE SERIES
 AMERICAN FUNDS ASSET ALLOCATION FUND    High total return, including income and      Capital Research and Management Company
  -- CLASS 2                             capital gains, consistent with the
                                         preservation of capital over the long term.
 AMERICAN FUNDS BLUE CHIP INCOME AND     Produce income exceeding the average yield   Capital Research and Management Company
  GROWTH FUND -- CLASS 2                 on U.S. stocks generally (as represented by
                                         the average yield on the Standard & Poor's
                                         500 Composite Index)and to provide an
                                         opportunity for growth of principal
                                         consistent with sound common stock
                                         investing.
 AMERICAN FUNDS BOND FUND -- CLASS 2     High level of current income as is           Capital Research and Management Company
                                         consistent with the preservation of
                                         capital.
 AMERICAN FUNDS GLOBAL GROWTH FUND --    Seeks to make your investment grow over      Capital Research and Management Company
  CLASS 2                                time by investing primarily in common
                                         stocks of companies located around the
                                         world.
 AMERICAN FUNDS GLOBAL SMALL             Seeks to make your investment grow over      Capital Research and Management Company
  CAPITALIZATION FUND -- CLASS 2         time by investing primarily in stocks of
                                         smaller companies located around the world.
 AMERICAN FUNDS GROWTH FUND -- CLASS 2   Seeks to make your investment grow by        Capital Research and Management Company
                                         investing primarily in common stocks of
                                         companies that appear to offer superior
                                         opportunities for growth of capital.
 AMERICAN FUNDS GROWTH-INCOME FUND --    Seeks to make your investment grow and       Capital Research and Management Company
  CLASS 2                                provide you with income over time by
                                         investing primarily in common stocks or
                                         other securities that demonstrate the
                                         potential for appreciation and/or
                                         dividends.
 AMERICAN FUNDS INTERNATIONAL FUND --    Seeks to make your investment grow over      Capital Research and Management Company
  CLASS 2                                time by investing primarily in common
                                         stocks of companies located outside the
                                         United States.
 AMERICAN FUNDS NEW WORLD FUND -- CLASS  Long-term capital appreciation               Capital Research and Management Company
  2
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 FIDELITY VIP ASSET MANAGER PORTFOLIO    High total return                            Fidelity Management & Research Company
  -- INITIAL CLASS +

18

-------------------------------------------------------------------------------


FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 FIDELITY VIP CONTRAFUND(R) PORTFOLIO    Long-term capital appreciation               Fidelity Management & Research Company
  -- SERVICE CLASS 2
 FIDELITY VIP EQUITY-INCOME PORTFOLIO    Reasonable income. Fund will also consider   Fidelity Management & Research Company
  -- INITIAL CLASS                       potential for capital appreciation.
 FIDELITY VIP EQUITY-INCOME PORTFOLIO    Reasonable income. Fund will also consider   Fidelity Management & Research Company
  -- SERVICE CLASS 2                     potential for capital appreciation.
 FIDELITY VIP FREEDOM 2010 PORTFOLIO --  Seeks high total return with a secondary     Fidelity Management & Research Company
  SERVICE CLASS 2                        objective of principal preservation as the
                                         fund approaches its target date and beyond.
 FIDELITY VIP FREEDOM 2020 PORTFOLIO --  Seeks high total return with a secondary     Fidelity Management & Research Company
  SERVICE CLASS 2                        objective of principal preservation as the
                                         fund approaches its target date and beyond.
 FIDELITY VIP FREEDOM 2030 PORTFOLIO --  Seeks high total return with a secondary     Fidelity Management & Research Company
  SERVICE CLASS 2                        objective of principal preservation as the
                                         fund approaches its target date and beyond.
 FIDELITY VIP MID CAP PORTFOLIO --       Long-term growth of capital                  Fidelity Management & Research Company
  SERVICE CLASS 2
 FIDELITY VIP OVERSEAS PORTFOLIO --      Seeks long-term growth of capital            Fidelity Management & Research Company
  INITIAL CLASS +
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 FRANKLIN INCOME SECURITIES FUND --      Maximize income while maintaining prospects  Franklin Advisers, Inc.
  CLASS 2                                for capital appreciation
 FRANKLIN SMALL CAP VALUE SECURITIES     Seeks long-term total return. The Fund       Franklin Advisory Services, LLC
  FUND -- CLASS 2                        normally invests at least 80% of its net
                                         assets in investments of small
                                         capitalization companies, and normally
                                         invests predominantly in equity securities.
                                         The Fund invests mainly in equity
                                         securities of companies that the manager
                                         believes are undervalued.
 FRANKLIN STRATEGIC INCOME SECURITIES    High level of current income, with capital   Franklin Advisers, Inc.
  FUND -- CLASS 1                        appreciation over the long term as a
                                         secondary goal
 MUTUAL DISCOVERY SECURITIES FUND --     Capital appreciation                         Franklin Mutual Advisers, LLC
  CLASS 2                                                                             Sub-advised by Franklin Templeton
                                                                                      Investment Management Limited
 MUTUAL SHARES SECURITIES FUND -- CLASS  Capital appreciation, with income as a       Franklin Mutual Advisers, LLC
  2                                      secondary goal
 TEMPLETON GLOBAL INCOME SECURITIES      Seeks high current income, consistent with   Templeton Global Advisors Limited
  FUND -- CLASS 2                        preservation of capital, with capital        Sub-advised by Templeton Asset Management
                                         appreciation as a secondary consideration.   Ltd.
                                         The Fund normally invests mainly in debt
                                         securities of governments and their
                                         political subdivisions and agencies,
                                         supranational organizations and companies
                                         located anywhere in the world, including
                                         emerging markets.

-------------------------------------------------------------------------------


FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 TEMPLETON GROWTH SECURITIES FUND --     Long-term growth of capital                  Templeton Global Advisors Limited
  CLASS 2                                                                             Sub-advised by Templeton Asset Management
                                                                                      Ltd.
HARTFORD HLS SERIES FUND II, INC.
 HARTFORD GROWTH OPPORTUNITIES HLS FUND  Capital appreciation                         HL Investment Advisors, LLC
  -- CLASS IA                                                                         Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD VALUE OPPORTUNITIES HLS FUND   Capital appreciation                         HL Investment Advisors, LLC
  -- CLASS IA                                                                         Sub-advised by Wellington Management
                                                                                      Company, LLP
HARTFORD SERIES FUND, INC.
 HARTFORD ADVISERS HLS FUND -- CLASS IA  Maximum long-term total return               HL Investment Advisors, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD CAPITAL APPRECIATION HLS FUND  Growth of capital                            HL Investment Advisors, LLC
  -- CLASS IA                                                                         Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD DISCIPLINED EQUITY HLS FUND    Growth of capital                            HL Investment Advisors, LLC
  -- CLASS IA                                                                         Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD DIVIDEND AND GROWTH HLS FUND   High level of current income consistent      HL Investment Advisors, LLC
  -- CLASS IA                            with growth of capital                       Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD GLOBAL ADVISERS HLS FUND --    Maximum long-term total rate of return       HL Investment Advisors, LLC
  CLASS IA +                                                                          Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD GLOBAL GROWTH HLS FUND --      Growth of capital                            HL Investment Advisors, LLC
  CLASS IA (1) +                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD GLOBAL TECHNOLOGY HLS FUND --  Long-term capital appreciation               HL Investment Advisors, LLC
  CLASS IA +                                                                          Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD INDEX HLS FUND -- CLASS IA     Seeks to provide investment results which    HL Investment Advisors, LLC
                                         approximate the price and yield performance  Sub-advised by Hartford Investment
                                         of publicly traded common stocks in the      Management Company
                                         aggregate
 HARTFORD INTERNATIONAL OPPORTUNITIES    Long-term growth of capital                  HL Investment Advisors, LLC
  HLS FUND -- CLASS IA                                                                Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD INTERNATIONAL SMALL COMPANY    Capital appreciation                         HL Investment Advisors, LLC
  HLS FUND -- CLASS IA                                                                Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD MIDCAP HLS FUND -- CLASS IA    Long-term growth of capital                  HL Investment Advisors, LLC
  ++                                                                                  Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD MIDCAP VALUE HLS FUND --       Long-term capital appreciation               HL Investment Advisors, LLC
  CLASS IA +++                                                                        Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD MONEY MARKET HLS FUND --       Maximum current income consistent with       HL Investment Advisors, LLC
  CLASS IA                               liquidity and preservation of capital        Sub-advised by Hartford Investment
                                                                                      Management Company

20

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
FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 HARTFORD MORTGAGE SECURITIES HLS FUND   Maximum current income consistent with       HL Investment Advisors, LLC
  -- CLASS IA                            safety of principal and maintenance of       Sub-advised by Hartford Investment
                                         liquidity by investing primarily in          Management Company
                                         mortgage related securities
 HARTFORD SMALL COMPANY HLS FUND --      Growth of capital                            HL Investment Advisors, LLC
  CLASS IA                                                                            Sub-advised by Wellington Management
                                                                                      Company, LLP and Hartford Investment
                                                                                      Management Company
 HARTFORD STOCK HLS FUND -- CLASS IA     Long-term growth of capital                  HL Investment Advisors, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD TOTAL RETURN BOND HLS FUND --  Competitive total return, with income as a   HL Investment Advisors, LLC
  CLASS IA                               secondary objective                          Sub-advised by Hartford Investment
                                                                                      Management Company
LORD ABBETT SERIES FUND, INC.
 LORD ABBETT AMERICA'S VALUE PORTFOLIO   Current income and capital appreciation      Lord, Abbett & Co. LLC
  -- CLASS VC
 LORD ABBETT BOND-DEBENTURE PORTFOLIO    High current income and capital              Lord, Abbett & Co. LLC
  -- CLASS VC                            appreciation to produce a high total return
 LORD ABBETT GROWTH AND INCOME           Long-term growth of capital and income       Lord, Abbett & Co. LLC
  PORTFOLIO -- CLASS VC                  without excessive fluctuations in market
                                         value
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) INVESTORS TRUST SERIES --        Capital appreciation                         MFS Investment Management(R)
  INITIAL CLASS
 MFS(R) NEW DISCOVERY SERIES -- INITIAL  Capital appreciation                         MFS Investment Management(R)
  CLASS
 MFS(R) TOTAL RETURN SERIES -- INITIAL   Total return                                 MFS Investment Management(R)
  CLASS
 MFS(R) VALUE SERIES -- INITIAL CLASS    Capital appreciation                         MFS Investment Management(R)
OPPENHEIMER VARIABLE ACCOUNT FUNDS
 OPPENHEIMER CAPITAL APPRECIATION        Seeks to achieve capital appreciation by     OppenheimerFunds, Inc.
  FUND/VA -- SERVICE SHARES              investing in securities of well-known
                                         established companies.
 OPPENHEIMER GLOBAL SECURITIES FUND/VA   Seeks long-term capital appreciation by      OppenheimerFunds, Inc.
  -- SERVICE SHARES                      investing a substantial portion of its
                                         assets in securities of foreign issuers,
                                         "growth-type" companies, cyclical
                                         industries and special situations which are
                                         considered to have appreciation
                                         possibilities, but which may be considered
                                         to be speculative.
 OPPENHEIMER MAIN STREET FUND(R)/VA --   Seeks a high total return (which includes    OppenheimerFunds, Inc.
  SERVICE SHARES                         growth in the value of its shares as well
                                         as current income) from equity and debt
                                         securities. From time to time the Fund may
                                         focus on small to medium capitalization
                                         common stocks, bonds and convertible
                                         securities.
 OPPENHEIMER MAIN STREET SMALL CAP       The Fund seeks capital appreciation from     OppenheimerFunds, Inc.
  FUND(R)/VA -- SERVICE SHARES           small company stocks.

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
FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
 PUTNAM VT CAPITAL OPPORTUNITIES FUND    Long-term growth of capital                  Putnam Investment Management, LLC
  -- CLASS IB
 PUTNAM VT DIVERSIFIED INCOME FUND --    As high a level of current income as Putnam  Putnam Investment Management, LLC
  CLASS IA +                             Management believes is consistent with       Sub-advised by Putnam Investments Limited
                                         preservation of capital
 PUTNAM VT DIVERSIFIED INCOME FUND --    As high a level of current income as Putnam  Putnam Investment Management, LLC
  CLASS IB                               Management believes is consistent with       Sub-advised by Putnam Investments Limited
                                         preservation of capital
 PUTNAM VT EQUITY INCOME FUND -- CLASS   Capital growth and current income            Putnam Investment Management, LLC
  IB
 PUTNAM VT GLOBAL ASSET ALLOCATION FUND  High level of long-term total return         Putnam Investment Management, LLC
  -- CLASS IA +                          consistent with preservation of capital
 PUTNAM VT GLOBAL EQUITY FUND -- CLASS   Capital appreciation                         Putnam Investment Management, LLC
  IA                                                                                  Sub-advised by Putnam Investments Limited
 PUTNAM VT GROWTH AND INCOME FUND --     Capital growth and current income            Putnam Investment Management, LLC
  CLASS IA
 PUTNAM VT HEALTH SCIENCES FUND --       Capital appreciation                         Putnam Investment Management, LLC
  CLASS IA +
 PUTNAM VT HIGH YIELD FUND -- CLASS IA   High current income. Capital growth is a     Putnam Investment Management, LLC
                                         secondary goal when consistent with          Sub-advised by Putnam Investments Limited
                                         achieving high current income
 PUTNAM VT INCOME FUND -- CLASS IA       High current income consistent with what     Putnam Investment Management, LLC
                                         Putnam Management believes to be prudent
                                         risk
 PUTNAM VT INTERNATIONAL EQUITY FUND --  Capital appreciation                         Putnam Investment Management, LLC
  CLASS IA                                                                            Sub-advised by Putnam Investments Limited
 PUTNAM VT INTERNATIONAL GROWTH AND      Capital growth. Current income is a          Putnam Investment Management, LLC
  INCOME FUND -- CLASS IA +              secondary objective                          Sub-advised by Putnam Investments Limited
 PUTNAM VT INTERNATIONAL NEW             Long-term capital appreciation               Putnam Investment Management, LLC
  OPPORTUNITIES FUND -- CLASS IA +
 PUTNAM VT INVESTORS FUND -- CLASS IA +  Long-term growth of capital and any          Putnam Investment Management, LLC
                                         increased income that results from this
                                         growth
 PUTNAM VT MONEY MARKET FUND -- CLASS    As high a rate of current income as Putnam   Putnam Investment Management, LLC
  IA +                                   Management believes is consistent with
                                         preservation of capital and maintenance of
                                         liquidity
 PUTNAM VT NEW OPPORTUNITIES FUND --     Long-term capital appreciation               Putnam Investment Management, LLC
  CLASS IA
 PUTNAM VT NEW VALUE FUND -- CLASS IA +  Long-term capital appreciation               Putnam Investment Management, LLC
 PUTNAM VT OTC & EMERGING GROWTH FUND    Capital appreciation                         Putnam Investment Management, LLC
  -- CLASS IA +
 PUTNAM VT SMALL CAP VALUE FUND --       Capital appreciation                         Putnam Investment Management, LLC
  CLASS IB

22

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
FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 PUTNAM VT THE GEORGE PUTNAM FUND OF     A balanced investment composed of a well     Putnam Investment Management, LLC
  BOSTON -- CLASS IA +                   diversified portfolio of stocks and bonds
                                         which provide both capital growth and
                                         current income
 PUTNAM VT UTILITIES GROWTH AND INCOME   Capital growth and current income            Putnam Investment Management, LLC
  FUND -- CLASS IA +                                                                  Sub-advised by Putnam Investments Limited
 PUTNAM VT VISTA FUND -- CLASS IA +      Capital appreciation                         Putnam Investment Management, LLC
 PUTNAM VT VOYAGER FUND -- CLASS IA      Capital appreciation                         Putnam Investment Management, LLC
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 VAN KAMPEN -- UIF MID CAP GROWTH        Long-term capital growth by investing        Morgan Stanley Investment Management Inc.
  PORTFOLIO -- CLASS II                  primarily in common stocks and other equity
                                         securities.
 VAN KAMPEN -- UIF U.S. MID CAP VALUE    Above-average total return over a market     Morgan Stanley Investment Management Inc.
  PORTFOLIO -- CLASS II                  cycle of three to five years by investing
                                         primarily in common stocks and other equity
                                         securities.
VAN KAMPEN LIFE INVESTMENT TRUST
 VAN KAMPEN LIT COMSTOCK PORTFOLIO --    Capital growth and income through            Van Kampen Asset Management
  CLASS II                               investments in equity securities, including
                                         common stocks, preferred stocks and
                                         securities convertible into common and
                                         preferred stocks.



+ Closed to new and subsequent Premium Payments and transfers of Contract Value.



++ Closed to all premium payments and transfers of account value for all policies issued on or after 11/1/2003



+++ Closed to all premium payments and transfers of account value for all policies issued on or after 8/2/2004



NOTES



(1)  Formerly Hartford Global Leaders HLS Fund -- Class IA,


MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectuses accompanying this prospectus.


VOTING RIGHTS -- We currently vote shares of the underlying Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the underlying Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested as of the record date, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instruction. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a proposal subject to shareholder vote. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each policy owner's unit balance. The conversion factor is calculated by dividing the total number of shares attributed to each sub-account by the total number of units in each sub-account. Fractional votes will be counted. We determine the number of shares as to which the policy owner may give instructions as of the record date for a Fund's shareholder meeting.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- Subject to any applicable law, we may make certain changes to the Underlying Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made

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available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.

We may eliminate the shares of any of the funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider these payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Policy. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.


As of December 31, 2007, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from the following fund complexes (or affiliated entities): AIM Advisors, Inc., AllianceBerstein Variable Products Series Funds & AllianceBernstein Investments, American Variable Insurance Series & Capital Research and Management Company, Fidelity Distributors Corporation, Franklin Templeton Services, LLC, Lord Abbett Series Fund & Lord Abbett Distributors, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution & Morgan Stanley Investment Management & The Universal Funds, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership, Van Kampen Life Investment Trust & Van Kampen Asset Management.


We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, are paid, among other things, to provide administrative, processing, accounting and shareholder services for the HLS Funds.


Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount or fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees do not exceed 0.50% and 0.25% respectively in 2007, and are not expected to exceed 0.50% and 0.35% respectively in 2008, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that Fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2007, revenue sharing and Rule 12b-1 fees did not exceed $4,457,553. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.


THE FIXED ACCOUNT

The portion of the prospectus relating to the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. The Fixed Account is not subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the Fixed Account. The following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.


The Fixed Account credits at least 3.5% per year. We are not obligated to, but may, credit more than 3.5% per year. If we do, such rates are determined at our sole discretion. Hartford does not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time. You assume the risk that, at any time, the Fixed Account may credit no more than 3.5%.


CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUM

Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and a premium tax charge. The amount allocated after the deductions is called your Net Premium.

24

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FRONT-END SALES LOAD


HARTFORD LIFE INSURANCE COMPANY POLICIES -- We deduct a sales load from each premium you pay. The front-end sales load may by used to cover expenses related to the sale and distribution of the policies. The maximum sales load under the policy is 8% of premium in Policy Years 1 through 3 and 4% of premium in Policy Years 4 and beyond.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We deduct a sales load from each premium you pay. The front-end sales load may by used to cover expenses related to the sale and distribution of the policies. The maximum sales load under the policy is 6% of premium. The current sales load is 4% of premium.



PREMIUM TAX CHARGE -- We deduct a premium tax charge from each premium you pay. The premium tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of such charge generally is between 0% and 4%. In Kentucky, the charge may be higher.


DEDUCTIONS FROM ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Account Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

-   the charge for the cost of insurance;

-   the monthly administrative charge;

-   the mortality and expense risk charge;

-   any Face Amount increase fee;

-   any charges for additional benefits provided by rider;

Each Monthly Deduction Amount will be deducted pro rata from the Fixed Account and each of the Sub-Accounts. The Monthly Deduction Amount will vary from month to month.

We will deduct the Monthly Deduction Amount on a pro rata basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.

ALLOCATION OF CHARGES OPTION -- You may provide us with written instructions to re-direct the deduction of your policy's Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro rata basis from each available Sub-Account and the Fixed Account.

COST OF INSURANCE CHARGE -- The charge for the cost of insurance equals:

-   the cost of insurance rate per $1,000, multiplied by

-   the amount at risk, divided by

-   $1,000.

On any Monthly Activity Date, the amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.


Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states and markets) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.


Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insureds' health.


Because your Account Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy's amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, policy loans and death benefit changes to the Face Amount.


MONTHLY ADMINISTRATIVE CHARGE

HARTFORD LIFE INSURANCE COMPANY POLICIES -- We deduct a monthly administrative charge from your Account Value to compensate us for issue and administrative costs of the policy. During the first Policy Year the charge is $24.16 per month, each year after the first Policy Year the charge is $7.50 per month.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We deduct a monthly administrative charge from your Account Value to compensate us for issue and administrative costs of the policy. During the first 5 years of the policy, the charge is $30 per month. After 5 years, the charge is $10 per month. In New Jersey, this charge is $30 per month for all years.

MORTALITY AND EXPENSE RISK CHARGE -- We deduct a mortality and expense risk charge each month from your Account Value. There are two components to the mortality and expense risk charge. Part of the charge is assessed according to your Account Value attributable to the Sub-Accounts, and the other part is assessed based on the initial Face Amount of your policy. The mortality and expense risk charge each month is equal to the sum of (a) and (b) where

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(a) equals:

-   the monthly accumulated value mortality and expense risk rate; multiplied by

- the sum of your accumulated values in the Sub-Accounts on the Monthly Activity Date, prior to assessing the Monthly Deduction Amount.

and

(b) equals:

-   the monthly mortality and expense risk rate per $1,000; multiplied by

-   the initial Face Amount; divided by

-   $1,000.


HARTFORD LIFE INSURANCE COMPANY POLICIES -- During the first 10 policy years, the maximum accumulated value mortality and expense risk rate is 1/12 of 0.75% per month. During policy years 11-20 the maximum is 1/12 of 0.50% per month. Thereafter, the maximum is 0.00% per month.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- During the first 10 policy years, the current (the amount we are currently charging) and maximum accumulated value mortality and expense risk rate is 1/121 of 0.75% per month. For policy years 11-20, the maximum rate is 1/12 of 0.60% per month and the current accumulated value mortality and expense risk rate is 1/12 of 0.50% per month on the first $1,000,000 of accumulated value in the Sub-Accounts plus 1/12 of 0.25% per month on the accumulated value in the Sub-Accounts that exceeds $1,000,000. After, the 20th policy year the current and maximum charge is 0.00% per month.



During the first 10 policy years, the Face Amount mortality and expense risk rate per $1,000 of initial Face Amount is individualized based on issue ages and death benefit guarantee, and is provided in the policy. Thereafter, there is no charge.


The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Hartford may keep any difference between the cost it incurs and the charges it collects.

FACE AMOUNT INCREASE FEE -- We deduct a dollar amount from your Account Value for an unscheduled increase of the Face Amount on your policy. We deduct the fee each month for twelve months after the increase. The fee is 1/12 of $1.00 per month per $1,000 of unscheduled increase in the Face Amount. The fee will not be less than 1/12 of $500 per month, but will not exceed 1/12 of $3,000 per month. This fee compensates us for underwriting and processing costs for such increases.

RIDER CHARGE -- If your policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see "Your Policy -- Optional Supplemental Benefits."

SURRENDER CHARGE -- During the first 9 policy years, surrender charges will be deducted from your Account Value if:

-   you surrender your policy;

-   you decrease the Face Amount to an amount lower than it has ever been; or

- you take a withdrawal that causes the Face Amount to fall below the lowest previous Face Amount.

The amount of surrender charge is individualized based on your issue ages, sexes, insurance classes, duration, Face Amount and Death Benefit Guarantee Amount. The charge compensates us for expenses incurred in issuing the policy and the recovery of acquisition costs. Hartford may keep any difference between the cost it incurs and the charges it collects. For partial surrender charges applicable to a decrease in the Face Amount or withdrawal, see "Unscheduled Increases and Decreases in the Face Amount." The amount of surrender charge varies by policy year. We determine the surrender charge by taking the percentage from the table below and multiplying that percentage by the sum of two components: the sales surrender charge and the underwriting surrender charge. The sales surrender charge equals the Death Benefit Guarantee Premium. The underwriting surrender charge equals $1 per $1000 of initial face amount, but is at least $500 and no more than $3000.

The percentage by policy years is as follows:

     POLICY YEAR         PERCENTAGE
--------------------------------------
          1                   70%
          2                   70%
          3                   70%
          4                   60%
          5                   50%
          6                   40%
          7                   30%
          8                   20%
          9                   10%
    10 and after               0%

CHARGES FOR THE FUNDS

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

26

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Your Policy

CONTRACT RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while either of the insureds is alive and no beneficiary has been irrevocably named.

BENEFICIARY -- The beneficiary is the person you name in the application to receive any death benefit. You may change the beneficiary (unless irrevocably named) while either of the insureds is alive by notifying us in writing. If no beneficiary is living when the last surviving insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.


INSURED -- The insured is the person on whose life the policy is issued. You name the insured in the application of the policy. The policy owner must have an insurable interest on the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for federal income tax purposes. An insurable interest generally exists when there is a demonstrable interest in something covered by an insurance policy, the loss of which would cause deprivation or financial loss. There must be a valid insurable interest at the time the policy is issued. If there is not a valid insurable interest, the policy will not provide the intended benefits. Through our underwriting process, we will determine whether the insured is insurable.



You may request to change the Insured's risk class to a more favorable class if the health of the Insured has improved or in the Insured no longer uses nicotine. Upon providing us satisfactory evidence, we will review the risk classification. If we grant a change in risk classification, only future cost of insurance rates will be based on the more favorable class and all other contract terms and provisions will remain as established at issue. We will not change a risk class on account of deterioration of your health.


ASSIGNMENT -- You may assign your policy. Until you notify us in writing, no assignment will be effective against your policy. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

-   the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, monthly deduction amounts and any loans since your last statement;

-   the amount of any Indebtedness;

-   any notifications required by the provisions of your policy; and

- any other information required by the Insurance Department of the state where your policy was delivered.

RIGHT TO EXAMINE A POLICY -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your free look period.

FREE LOOK PERIOD FOR POLICIES ISSUED BY HARTFORD LIFE INSURANCE COMPANY: Your free look period begins on the day you get your Policy and ends 30 days after you receive it. In such an event, the Policy will be rescinded and we will pay an amount equal to the greater of (a) the total premiums paid for the Policy less any Indebtedness; or (b) the sum of: (i) the Account Value less any Indebtedness, on the date the returned Policy is received by us or the agent from whom it was purchased; and, (ii) any Policy charges taken.

FREE LOOK PERIOD FOR POLICIES ISSUED BY HARTFORD LIFE AND ANNUITY INSURANCE
COMPANY: Your free look period begins on the day you receive your Policy and ends generally within 10 days of receiving it (or longer in some states). If you properly exercise your free look, we will rescind the policy and we will pay you a refund. The state in which the policy is issued determines the free look period and the type of refund that applies. You should refer to your policy for information. However, generally, most states require us to refund the Account Value less any Indebteness. Other states require us to refund the total premiums paid less Indebtedness.

If your policy is replacing another policy, your free look period and the amount paid to you upon the return of your policy vary by state.

REPLACEMENTS

A "replacement" occurs when a new policy is purchased and, in connection with the sale, an existing policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A "financial purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of money obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are some circumstances where replacing your existing life insurance policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance policy against a proposed policy to determine whether a replacement is in your best interest.


POLICY LIMITATIONS


ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT -- You may allocate amounts to a maximum of twenty (20) investment choices including the Sub-Accounts and Fixed Account.

TRANSFERS OF ACCOUNT VALUE -- You may transfer amounts among the Fixed Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your authorized agent of record or other authorized representative, pursuant to a power of attorney. Telephone transfers may not be permitted in some states. We

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will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.

CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

During those phases of your Policy when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.

WHAT IS A SUB-ACCOUNT TRANSFER?


A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Account Value among the underlying Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that underlying Fund we would need to sell to satisfy all Policy Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Premium Payments allocated to that Sub-Account and determine how many shares of that underlying Fund we would need to buy to satisfy all Policy Owners' "transfer-in" requests.

In addition, many of the underlying Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular underlying Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of an underlying Fund rather than buy new shares or sell shares of the underlying Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same underlying Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

ARE THERE ANY CHARGES FOR TRANSFERS AMONG SUB-ACCOUNTS?

Under the Policy, we have the right to assess an Administrative Transfer Fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing Administrative Transfer Fees.

WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?


FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Account Value more than once a Valuation Day.


For example:

- If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

- If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.

- Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.

- Conversely, if you have $10,000 in Account Value distribution among 10 different Sub-Accounts and you request to transfer the Account Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

- However, you cannot transfer the same Account Value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.


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SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH
CALENDAR YEAR (THE "TRANSFER RULE") BY U.S. MAIL, VOICE RESPONSE UNIT, INTERNET, TELEPHONE, SAME DAY MAIL OR COURIER SERVICE. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet, same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Policy if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an underlying Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:


UNDERLYING FUND TRADING POLICIES


You are subject to underlying Fund trading policies, if any. We are obligated to provide, at the underlying Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist underlying Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to assist an underlying Fund, to help monitor compliance with that Fund's trading policy.

We are obligated to follow each underlying Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund's trading policy. Please refer to each underlying Fund's prospectus for more information.

Underlying Fund trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.

- A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled Premium Payments, scheduled withdrawals or surrenders, retirement plan Premium Payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,

- Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

- Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the underlying Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

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HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by an underlying Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact underlying Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your Beneficiary.

Separate Account investors could be prevented from purchasing underlying Fund shares if we reach an impasse on the execution of an underlying Fund's trading instructions. In other words, an underlying Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.


In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Policy Owner to provide the information. If the Policy Owner does not provide the information, we may be directed by the Fund to restrict the Policy Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Policy will also be precluded from further purchases of Fund shares.



LIMITATIONS ON TRANSFERS FROM THE FIXED ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each policy anniversary, and, if your accumulated value in the Fixed Account exceeds $1,000, the amount transferred from the Fixed Account in any policy year may not exceed 25% of the accumulated value in the Fixed Account on the transfer date. As a result of these restrictions, it can take several years to transfer amounts from the Fixed Account to the Sub-Accounts.


DEFERRAL OF PAYMENTS -- State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest. For policies issued in New York, if we defer payment for more than 10 days, we will pay you interest.

CHANGES TO CONTRACT OR SEPARATE ACCOUNT

MODIFICATION OF POLICY -- The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

OTHER BENEFITS


DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment choices in accordance with your allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.


You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.


STATIC ASSET ALLOCATION MODELS



This feature allows you to select your portfolio of Funds based on your risk tolerance, time horizon and investment objectives. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Policy ("model portfolios"). These model portfolios are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.


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You choose how much of your Account Value you want to invest in this program.
You can also combine this program with the Dollar Cost Averaging Program (subject to restrictions). Your investments under the program will be rebalanced at the specified frequency (quarterly, semi-annual or annual) you choose to reflect the model portfolio's original percentages, thereby eliminating imbalances resulting from market movements and/or partial Surrenders. We have no discretionary authority or control over your investment decisions. These model portfolios are based on then available Funds and do not include the Fixed Account. You may participate in only one model portfolio at a time.



You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the model portfolios, and we will not reallocate your Account Value based on those updates. Information on updated model portfolios may be obtained by contacting your Registered Representative. Investment alternatives other than these model portfolios are available that may enable you to invest you Account Value with similar risk and return characteristics. When considering a model portfolio for your individual situation, you should consider your other assets, income and investments in addition to this Policy.


ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can only participate in one model at a time.

IMPACT OF FUND CHANGES ON DCA PROGRAM, ASSET ALLOCATION PROGRAM AND ASSET REBALANCING PROGRAM -- Certain Fund changes may impact these programs. If a Fund (merging Fund) contained in one of these programs merges into another Fund (surviving Fund) and we do not receive alternative instructions from you, we will automatically replace the merging fund with the surviving fund for each of the programs. If a Fund contained in one of these programs is liquidated, unless other instructions are received, we will generally reject the next allocation under the applicable program as "not in good order" and seek alternative instructions.

OPTIONAL SUPPLEMENTAL BENEFITS -- The optional supplemental benefits discussed below are among the options that may be included in a policy by rider, subject to the restrictions and limitations set forth in the rider. The cost for any optional rider you select depends on the issue age, sex, and risk class of the person insured under the policy and the amount of benefit provided by the rider. The maximum cost for the rider will be stated in your policy on the policy specifications pages.

- ESTATE TAX REPEAL BENEFIT RIDER -- This rider allows you to terminate the policy and receive the policy's Account Value without paying applicable Surrender Charges, if there is no federal Estate Tax law in effect during 2011 and we receive your surrender request during the month of January 2011. The amount you receive under this rider is reduced by any outstanding Indebtedness. There is no additional charge for this rider.

- LAST SURVIVOR EXCHANGE OPTION RIDER -- We will exchange your policy for two individual policies on the life of each of the persons insured under the policy. This benefit is subject to the conditions stated in the rider and may be exercised only in the event of divorce, business dissolution or certain changes in the federal tax laws. There is no charge for this rider.

- ESTATE PROTECTION RIDER -- We will pay a term insurance benefit on proof of the death of the last surviving insured.

- SINGLE LIFE YEARLY RENEWABLE TERM LIFE INSURANCE RIDER -- We will pay the term life insurance benefit upon proof of death of the insured.

LAST SURVIVOR YEARLY RENEWABLE TERM INSURANCE RIDER -- We will pay the term life insurance benefit upon receipt of proof of death of the last surviving insured. You can add the Last Survivor Yearly Renewable Term Insurance Rider to your policy to increase its Face Amount. Your current charges for your policy with the Last Survivor Yearly Renewable Term Insurance Rider will be lower than the current charges that you would pay for a single policy with an equal Face Amount. However, the Last Survivor Yearly Renewable Term Insurance Rider is not covered by your policy's No-Lapse Guarantee. (Hartford Life and Annuity Insurance Company Policies Only).

Riders may not be available in all states.


SETTLEMENT OPTIONS -- Proceeds from your Policy may be paid in a lump sum or may be applied to one of our settlement options. If the Death Benefit payment is $10,000 or greater, the Beneficiary may elect to establish an interest-bearing draft account ("Safe Haven Account") in the name of the Beneficiary and the proceeds will be held in our General Account. The Beneficiary can write one draft for the total amount of the payment, or keep the money in the General Account and write draft accounts as needed. We will credit interest at a rate determined by us. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit Proceeds to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Account in all states and we reserve the right to discontinue offering it at any time. The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. In most states, if a payment option is not selected, proceeds will be paid to the Safe Haven Account. Your beneficiary may choose a settlement.


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FIRST OPTION -- INTEREST INCOME

Payments of interest at the rate we declare (but not less than 3.5% per year) on the amount applied under this option. You may request these payments to be made monthly, quarterly, semi-annually or annually. At any time you may request to receive the lump sum of the money that we are holding.

SECOND OPTION -- INCOME OF FIXED AMOUNT

Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3 1/2% per year) is exhausted. You may request these payments to be made monthly, quarterly, semi-annually or annually. The final payment will be for the balance remaining.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

An amount payable monthly for the number of years selected, which may be from one to 30 years.

FOURTH OPTION -- LIFE INCOME

LIFE ANNUITY -- An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.

LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.

The policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four payment options. Under the Fourth Option, the amount of each payment will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, we may make payments less often.

The table for the Fourth Option is based on the 1983a Individual Annuity Mortality Table, set back one year and with a net investment rate of 3.5% per annum. The tables for the First, Second and Third Options are based on a net investment rate of 3.5% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

Other arrangements for income payments may be agreed upon.

BENEFITS AT MATURITY -- The scheduled maturity date is the last date on which you may elect to make premium payments. The policy will terminate on the scheduled maturity date and any Cash Surrender Value will be paid to you.

CLASS OF PURCHASERS

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

HOW POLICIES ARE SOLD


We have entered into a distribution agreement with our affiliate, Hartford Equity Sales Company, Inc., ("HESCO"), under which HESCO serves as principal underwriter for the policies which are offered on a continuous basis. HESCO is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the FINRA. The principal business address of HESCO is the same as ours.


HESCO has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the policies. We pay compensation to HESCO for sales of the policies by Financial Intermediaries. Polices will be sold by individuals who have been appointed by us as insurance agents and who are registered representative of Financial Intermediaries ("Registered Representative").

We list below types of arrangements that help to incentivize sales people to sell our products. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representative according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive compensation that is based on the type of policy or optional benefits sold.

HARTFORD LIFE INSURANCE COMPANY POLICIES -- We pay commissions that vary with the selling agreements and are based on "Target Premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose and the issue age, gender and underwriting class of the insured. During the first Policy Year, the maximum commission we pay is 45% of the premium up to the Target Premium. The maximum commission for the amount in excess of the Target Premium in the first Policy Year is 5.27%. We also pay an Expense Reimbursement Allowance and an override payment during the first Policy Year. The maximum Expense Reimbursement Allowance and override payment in the first Policy Year is 45% and 9%, respectively of Target Premium. In Policy Years 2 and later, the maximum commission we pay is 13% of Target Premium and 2% on premiums above the Target Premium.

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We pay commissions that vary with the selling agreements and are based on "Target Premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose and the issue age, gender and underwriting class of the insured. During the first Policy Year, the maximum commission we pay is 120% of the premium up to the Target Premium. The maximum commission for the amount in excess of the Target Premium in the first Policy Year is 5.27%. In Policy Years 2 and later, the maximum commission we pay is 5% of Target Premium and 3% on premiums above the Target Premium.

Your Registered Representative typically receives a portion of the compensation paid to his or her Financial Intermediary in connection with the policy, depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. A Registered Representative may be required to return all or a portion of the commissions paid if the policy terminates prior to the policy's thirteenth month-a-versary

Check with your Registered Representative to verify whether your account is a brokerage account or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid by both you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.


- ADDITIONAL PAYMENTS. Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of additional payments to among other things encourage the sale of this Policy. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.


ADDITIONAL                                                     WHAT PAYMENT IS USED FOR
PAYMENT TYPE
ASSET-BASED            WE PAY CERTAIN FINANCIAL INTERMEDIARIES AND WHOLESALERS BASED ON THE ACHIEVEMENT OF CERTAIN SALES OR
COMMISSIONS            ASSETS UNDER MANAGEMENT TARGETS.
MARKETING EXPENSE      WE PAY MARKETING ALLOWANCES TO FINANCIAL INTERMEDIARIES TO HELP PAY OR REIMBURSE SALES MARKETING AND
ALLOWANCES             OPERATIONAL EXPENSES ASSOCIATED WITH THE POLICIES.
GIFTS AND              WE (OR OUR AFFILIATES) PROVIDE ANY OR ALL OF THE FOLLOWING: (1) OCCASIONAL MEALS AND ENTERTAINMENT; (2)
ENTERTAINMENT          OCCASIONAL TICKETS TO SPORTING EVENTS; AND (3) NOMINAL GIFTS (NOT TO EXCEED $100 ANNUALLY).
PROMOTIONAL PAYMENTS   WE (OR OUR AFFILIATES) MAY PAY FOR: (A) ACCESS: SUCH AS ONE-ON-ONE WHOLESALER VISITS; (B) SUPPORT: SUCH
                       AS HARDWARE AND SOFTWARE, OPERATIONAL AND SYSTEMS INTEGRATION, SALES AND SERVICE DESK TRAINING, JOINT
                       MARKETING CAMPAIGNS, CLIENT OR PROSPECT SEMINAR SPONSORSHIPS, BROKER-DEALER EVENT
                       ADVERTISING/PARTICIPATION, SPONSORSHIP OF SALES CONTESTS AND/OR PROMOTIONS IN WHICH PARTICIPANTS RECEIVE
                       PRIZES SUCH AS TRAVEL AWARDS, MERCHANDISE AND RECOGNITION; AND/OR SPONSORSHIP OF DUE DILIGENCE MEETINGS;
                       EDUCATIONAL, SALES OR TRAINING SEMINARS, CONFERENCES AND PROGRAMS; AND, (C) MISCELLANEOUS: SUCH AS
                       EXPENSE ALLOWANCES AND REIMBURSEMENTS; OVERRIDE PAYMENTS AND BONUSES; AND/OR MARKETING SUPPORT FEES (OR
                       ALLOWANCES) FOR PROVIDING ASSISTANCE IN PROMOTING THE SALE OF OUR VARIABLE PRODUCTS.
MARKETING EFFORTS      WE PAY FOR SPECIAL MARKETING AND DISTRIBUTION BENEFITS SUCH AS: INCLUSION OF OUR PRODUCTS ON FINANCIAL
                       INTERMEDIARY'S "PREFERRED LIST"; PARTICIPATION IN OR VISIBILITY AT NATIONAL AND REGIONAL CONFERENCES;
                       ACCESS TO REGISTERED REPRESENTATIVES; LINKS TO OUR WEBSITE FROM THE FINANCIAL INTERMEDIARY WEBSITES; AND
                       ARTICLES IN FINANCIAL INTERMEDIARY PUBLICATIONS HIGHLIGHTING OUR PRODUCTS AND SERVICES.


For the year ended December 31, 2007, Hartford and its affiliates paid approximately $11,800,000 in Additional Payments to Financial Intermediaries in conjunction with the promotion and support of individual life policies.



In addition, for the year ended December 31, 2007, Hartford, HESCO and their affiliate, Hartford Life and Annuity Insurance Company, paid $3,500,000 in Additional Payments to an affiliated Financial Intermediary, Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of Hartford).



As of April 1, 2008, we have entered into arrangements to make Additional Payments to the following Financial Intermediaries: 1st Global, 21st Century Financial, Access Insurance, AG Edwards, AIG, AIM, Aintree Capital, AJF Financial Services, Al Phillips Agency, Allegiance, Alliant Insurance, Alternate Wealth Strategies, American General Securities, Inc., Amerus Life, Amrine Financial Services, Applied Financial Concepts, APS/Best Practices, Arizona State University, Artisa Financial Group, Arvest Asset Management, Asset Preserv. Strategies, AXA, Bank of America, Bank of the West, Bank West Insurance, Banknorth Investment Group, BCG Securities, BDS Financial Service Corp., Beach Financial Services, Belforti Investments, Benco Ins. Svc., Benefit Service

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Company, BeyCor Insurance, Bison Financial Group, Bisys, Blanksom Agency, Bob
Lew & Assoc., Brecek & Young, Brindus Financial Services, Brokerage Resources, Brooke Insurance, C2 Advisors, LLC, Cadaret Grant, Cal National Investments, Capital Analysts, Capital Financial Services, Capital Planning Associates, Cat. Financial Partners, CCO Investments, Cedar Brook Financial, Centara Cap., Centara Capital, Centaurus Financial, Century Wealth Management, Charles Edward Investments, Chen & Chen CPA, Chicago Investment Group, Cipiti & Assoc., CitiGroup/Smith Barney, City Securities, Colonial Bank, Commonwealth, Compass Bank, Compass Financial Directions, Connecta, Cooper Financial Services, Cornerstone Financial Group, Country Club Insurance, Courtland Sec., Covenant Financial Concepts, CPI, Crawford Financial Services, Credit Union Financial Network, Crosswind Strategies, CUNA Mutual, Dave Hils Insurance, David Givnish, CLU, Dawson Financial Group, Denny Wexler Attorney, Economic Concepts, Inc. ("ECI"), Edward Jones, Emerging Money Corporation, Everhart Financial Group, Farm Bureau, Fifth Third, Financial Legacy Group, Financial Network, Financial Network, Financial Planning Association of Rhode Island, First American Insurance Underwriters, First Financial Partners, First Heartland, First Meridian, First Niagra Bank, First Planning, Forester, Fortune Financial Services, Frazier Financial Group, Frenkel Inc., FSC Securities, Genworth Financial, GGS Tax Service, Gill Financial Services, Global Insurance, GLS Financial Consultants, Gregory Financial Services, Grosslight Ins., Gulterert Associates, GWN Securities, H&R Block Financial Advisors, Hamilton Manning, Hammet & Green, Harbour Investments, Hartford Life, Haynes Brokerage Group, Hays Co., Hays Companies, HBW Columbus, HD Vest, Heritage Wealth Consultants, Hilliard Lyons, Himmelstein Financial, Hochman Cohen Torres LLP, Houston Association of Insurance and Financial Advisors, Inc., HR Companies, Hub International, IFMG, IMC Financial Group, Impire Sec. Independence Capital, Independent, Independent Brokers Network (IBN) Financial Services, Inc., Infinex Investments, Insurance Plus, Investlinc Wealth Services, Investors Capital, Investors Capital Corporation, Janney Montgomery Scott (JMS), JL Gottlieb Agency, John Branum Ins. Svcs., Jonathan Hind Financial Group, JP Morgan Chase, Jyot Financial Ins., Key Investment Services, Kirby Insurance, Kohlhase Insurance, L&M Financial Services, L.A. Broker Inc., Lane Financial Strategies and Concepts, Larry Zapp Assoc., LFA, LFCU Financial, Lincoln Financial Advisors, Linsco Private Ledger, M&I (Marshall & Illsey), M&T Securities, M2, LLC, Major Financial Planning, Maloyan Associates, Market Street Advisors, Marketshare Financial, Marvin Address & Associates, Maxx Financial Partners, Maynard Financial Services, Mercer Health, Merian Financial, Merrill Lynch, MML Investment Services, Inc., Monarch Financial Group, Money Concepts, Morgan Keegan, Morgan Stanley, Morris Financial Group, Inc., Multi Financial, Mundial Group, Mutual Service Corp., National Association Insurance Financial Advisors, National City, Navitas Group, Neil Potts Financial Services, Nelson Financial, Netstreet Brokerage, New Generation Insurance Marketing, Inc., New West Insurance, Newbridge Securities, NEXT Financial Group, Niche Marketing, Northwestern Mutual Legends Capital, One Resource Group, One Source Financial Services, Inc., owR Opinion, Palm Assurance Resc., Paragon Financial Group, Parry Financial, Partners of the West, Patrick Casey, CPA, Pension Plan Solutions, PFS, Pierro Law Group, Pinnacle TAXX, Potomac, PrimeVest Financial Services, Principal Financial Group, Princor Financial Services, Private Banker, QA3 Financial Corp., Quality First, Questar Capital, Rakowski, Raymond James & Associates, RBC Dain Rauscher, Redick Financial Group, Resource Strategies Inc., Resunate Inc., Risk Mgmt. Advisors, River City Group, RM Stark & Co., Robert W. Baird, Rosselot Financial, Royal Alliance, Royalton Financial Group, Ryan Beck & Co.,Sagemark Consulting, Sammins Inc., San Diego Stock & Bond Association, Sanford Kutash Agency, Sante Fe Wealth, Securities America, Semaphone Holdings, Sergakis Insurance Agency, SGM, Smith & Condeni, Sorbitz & Co., Sotille Insurance, Source Financial, Southland, Stifel Nicolaus & Co., Inc., Strategic Financial Group, Sullivan Curtis Monroe, TD Banknorth, The Rule Group, Thomas McDonald Partners, Thurston, Springer, Miller, Herd, and Titak, Time Financial, Transamerica Life Co., Trapani Dickens & Ass., UBOC Investment Services, Inc., UBS Financial Services, Inc., Unaffiliated Firms, UnionBanc Investment Services, Unisure Ins. Svcs., United Planners Financial, USA Small Business Solution, USI, Valley Insurance Services, Valmark Securities, Wachovia, Washington Mutual, Wells Fargo, WFG/WGS, Windsor, WM Financial Services, Woodbury Financial Services, Woodruff-Sawyer, Workman Securities, World Financial Group, World Group Securities, Yamasaki Ins. Agency, Zebra Financial. Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(I)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Sales Representative is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.


PREMIUMS

APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount.


HARTFORD LIFE INSURANCE COMPANY POLICIES: Policies generally will be issued only on the lives of insureds between the ages of 28 and 85 who supply evidence of insurability satisfactory to us.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES: Policies generally will be issued only on the lives of insureds between the ages of 20 and 85 who supply evidence of insurability satisfactory to us.

34

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Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent. The minimum initial premium is the amount required to keep the policy in force for one month, but not less than $50.

Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. The policy date is the date used to determine all future cyclical transactions on the policy, such as Monthly Activity Date and policy years.


PREMIUM PAYMENT FLEXIBILITY -- You have flexibility as to when and in what amounts you pay premiums. Prior to policy issue, you can choose a planned premium, within a range we determined, based on the Face Amount and the insured's sex (except where unisex rates apply), issue age and risk classification. We will send you premium notices for planned premium. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premium payments automatically deducted monthly from your checking account. The planned premium and payment mode you select are shown on your policy's specifications page. You may change the planned premium at any time, subject to our minimum amount rules then in effect.



After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Account Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, "Lapse and Reinstatement."



You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:



- The minimum premium that we will accept is $50 or the amount required to keep the policy in force.



- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.



-   Any premium payment in excess of $1,000,000 is subject to our approval.



In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). If we receive a subsequent premium payment that would cause the Policy to become a MEC, we will follow these procedures:



- If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice. You have 2 weeks from the date of the notice to respond.



- If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, the premium payment will be considered not in good order. We will hold the payment without interest and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.



These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.



In some cases, applying a subsequent premium payment in a policy year could cause your Policy to fail the definition of life insurance. If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the premium payment will be considered not in good order and we will follow these procedures:



- If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will return the excess premium payment to you and await further instructions.



- If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, we will hold the payment without interest and credit the premium payment on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy. The owner will be notified of our action after the premium payment has been credited.


ALLOCATION OF PREMIUM PAYMENTS.


Premium payments are not applied to the Policy until they are received in good order at the addresses below or received by us via wire.


INITIAL NET PREMIUM -- During the application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the Fixed Account on the premium allocation form. Any Net Premium received by us in good order prior to the end of the Right to Examine Period, will be allocated to the Hartford Money Market HLS Fund Sub-Account based on the next computed value of the Hartford Money Market HLS Fund Sub-Account. Upon the expiration of the Right to Examine Period, we will automatically allocate the value in the Hartford Money Market HLS Fund to the Fixed Account (if applicable) and the Sub-Accounts according to your premium allocation instructions. (For policies issued by Hartford Life Insurance Company, if your policy was issued as a result of a replacement, we will automatically move the money from the Hartford Money Market HLS Fund Sub-Account to the Sub-Accounts and the Fixed Account based on the

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instructions in the application 10 days after the policy was issued, not at the end of the Free Look period.)

SUBSEQUENT NET PREMIUMS -- For subsequent Net Premium Payments, you may send allocation instructions to the addresses shown below in accordance with our then current procedures. If you make a subsequent premium payment and do not provide us with allocation instructions, we will allocate the premium payment among the Sub-Accounts and the Fixed Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt by us in good order and will apply only to premium payments received on or after that date. Subsequent premium payments received by us in good order will be credited to your Policy based on the next computed value of a Sub-Account following receipt of your premium payment. Net Premiums allocated to the Fixed Account will be credited to your Policy on the day business day they are received.

You may not exceed twenty (20) investment choices at any given time and the percentage you allocate to each Sub-Account and/or the Fixed Account must be in whole percentages.

HOW TO SEND PREMIUM PAYMENTS:

MAIL

You should send premium payments to the following lockbox address:

The Hartford
PO Box 64273
St. Paul, MN 55164-0273

or


To our Individual Life Operations Center at:


The Hartford
500 Bielenberg Drive
Woodbury, MN 55125

WIRE


You may also arrange to pay your premium payments by wire. To wire payments call 1-800-231-5453 or email LifeService@Hartfordlife.com.



Mailed premium payments not sent to either of the addresses stated above will be considered not in good order. We will reroute the payment and apply it on the Valuation Date when it is received at the correct location and is determined to be in good order.


You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for your policy.


If your most recent premium allocation instructions include a Fund (merging
Fund) that has been merged into another Fund (surviving Fund) and we do not receive alternative instructions, we will allocate the premium among the Sub-Accounts and the Fixed Account based on your most recent allocation instructions, except that we will apply the premium that would have been allocated to the merging Fund to the surviving Fund. If your most recent premium allocation instructions include a Fund that has been liquidated, generally, unless we receive alternative instructions, we will reject the premium as "not in good order" and seek alternative instructions. Please note that if your most recent allocation instructions include a Fund that we merged or liquidated and your premium payments are made through ACH (wire service), we will reject that premium payment as "not in good order" and seek alternative instructions.


If you mail or fax us a transfer or premium payment request with premium allocation or transfer instructions and those premium allocation or transfer instructions request that a premium or policy value be allocated to a Fund that has been merged or liquidated, we will reject that request as "not in good order" and seek alternative instructions.

ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

The number of accumulation units in each Sub-Account to be credited to a policy (including the initial allocation to the Hartford Money Market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a policy, (i.e, with respect to determining Account Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment) will be made on the date the request or payment is received by us in good order at the Individual Life Operations

36

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Center, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day. Requests for Sub-Account transfers or premium payments received on any Valuation Day in good order after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.

ACCOUNT VALUES -- Each policy will have an Account Value. There is no minimum guaranteed Account Value.

The Account Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy's Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Account Value equals the policy's value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy's Cash Value is equal to the Account Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven calendar days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

DEATH BENEFITS AND POLICY VALUES

DEATH BENEFIT -- Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the last surviving insured. Your policy will be effective on the policy Date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of either insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The death benefit depends on the death benefit option you select, the minimum death benefit provision, and whether or not the Death Benefit Guarantee is in effect.

DEATH BENEFIT OPTIONS -- There are three death benefit options: the Level Death Benefit Option ("Option A"), the Return of Account Value Death Benefit Option ("Option B") and the Return of Premium Death Benefit Option ("Option C"). Subject to the minimum death benefit described below, the death benefit under each option is as follows:

-   Under Option A, the current Face Amount.

- Under Option B, the current Face Amount plus the Account Value on the date we receive due proof of the last surviving insured's death.

- Under Option C, the current Face Amount plus the lesser of: (a) the sum of the premiums paid; or (b) $5 million.

DEATH BENEFIT OPTION CHANGES -- You may change your death benefit option. You must notify us of the change in writing. You may change Option C or Option B to Option A. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change. You may change Option A to Option B. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, reduced by the then-current Account Value. Any resulting decrease in the Face Amount may be subject to a partial surrender charge.

MINIMUM DEATH BENEFIT -- The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and each insured's issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.

EXAMPLES OF MINIMUM DEATH BENEFIT:

                                                              A           B
--------------------------------------------------------------------------------
 Face Amount                                                $100,000    $100,000
 Account Value                                                46,500      34,000
 Specified Percentage                                           250%        250%
 Death Benefit Option                                          Level       Level

In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

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UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee of 1/12 of $1 per $1,000 of each increase per month for the first twelve months from the effective date of each increase. This amount will not be less than 1/12 of $500 but not greater than 1/12 of $3,000.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than that specified in our minimum rules then in effect. If during the surrender charge period, you decrease your Face Amount to an amount lower than it has ever been, a partial surrender charge will be assessed.

The surrender charge assessed will be:

- the surrender charge applicable to the then current policy year, if any; multiplied by

-   the percentage described below.

The percentage will be determined by:

-   subtracting the new Face Amount from the lowest previous Face Amount; and

-   dividing that difference by the lowest previous Face Amount.

The surrender charge assessed will be deducted from your Account Value on the Monthly Activity Date on which the decrease becomes effective. We will also reduce the surrender charges applicable to future policy years and provide you a revised schedule of surrender charges.

CHARGES AND POLICY VALUES -- Your policy values decrease due to the deduction of policy charges. Policy values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your account value may have an effect on your death benefit. If your policy lapses, the policy terminates and no death benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY

SURRENDER -- Provided your policy has a Cash Surrender Value, you may surrender your policy to us. In such case you may be subject to a surrender charge, see "Surrender Charge." We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date we receive your request in writing, or the date you request your surrender, whichever is later.

WITHDRAWALS -- One withdrawal is allowed per calendar month. Withdrawals may be subject to a surrender charge, see "Surrender Charge." You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum partial withdrawal is the Cash Surrender Value, minus $1000. If the death benefit option then in effect is Option A or Option C, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. You may be assessed a charge of up to $10 for each partial withdrawal.

LOANS


AVAILABILITY OF LOANS -- At any time while the Policy is in force and has a Cash Surrender Value, You may obtain a loan from Us. We will hold the Policy as sole security for repayment of any such loans taken. We may defer granting a loan, for the period permitted by law but not more than six months, unless the loan is to be used to pay premiums on any policies You have with Us. The minimum loan amount that we will allow is $500. In Tennessee, there is no minimum.


When you take a loan, an amount equal to the loan is transferred from your investment choices to the Loan Account as collateral.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the policy will then go into default. See "Lapse and Reinstatement."

PREFERRED INDEBTEDNESS -- If, at any time after the tenth (10th) policy anniversary, your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness, if any. The maximum amount of preferred Indebtedness is the amount

38

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by which the Account Value exceeds the total premiums paid and is determined on each Monthly Activity Date.

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force and either of the insureds' is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated. All loan repayments must be clearly marked as such. Any payment not clearly marked as a loan repayment will be considered to be a premium payment.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.5%.

INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed Account and the Sub-Accounts to the Loan Account on a pro rata basis.

POLICY LOAN RATES -- The table below shows the interest rates we will charge on your Indebtedness.

                                            INTEREST RATE
                          PORTION OF           CHARGED
 DURING POLICY YEARS     INDEBTEDNESS     EQUALS 3.5% PLUS:
-----------------------------------------------------------
        1-10                  All                2%
    11 and later           Preferred             0%
                         Non-Preferred           1%

LAPSE AND REINSTATEMENT

POLICY DEFAULT AND LAPSE -- Your Policy will be in default on any Monthly Activity Date on which either:

-   The Account Value is not sufficient to cover the Monthly Deduction Amount;
    or

-   The Indebtedness exceeds the Cash Value.

If the policy goes into default, we will send you a lapse notice warning you that the policy is in danger of terminating.

That lapse notice will tell you the minimum premium required to keep the policy from terminating. The minimum premium will be no greater than an amount that results in a Cash Surrender Value equal to the three Monthly Deduction Amounts as of the date your policy goes into default. That notice will be mailed both to you, and any assignee, on the first day the policy goes into default, at your last known address.

GRACE PERIOD -- We will keep your policy inforce for the 61-day period following the date your policy goes into default. We call that period the policy Grace Period. However, if we have not received the required premiums (specified in your lapse notice) by the end of the policy Grace Period, the policy will terminate unless the Death Benefit Guarantee is in effect. If the last surviving insured dies during the Grace Period, we will pay the death benefit.

DEATH BENEFIT GUARANTEE -- The policy will remain in force at the end of the policy Grace Period as long as the Death Benefit Guarantee is available, as described below.

The Death Benefit Guarantee is available so long as:

-   the policy is in the Death Benefit Guarantee Period; and

- on each Monthly Activity Date during that period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, equal or exceed an amount known as the Cumulative Death Benefit Guarantee Premium.

The Death Benefit Guarantee Period is determined at issue, based on each insured's age, sex and risk classification. Some states may limit the maximum length of the Death Benefit Guarantee Period. In New York, this provision is referred to as the "No-Lapse Guarantee." The Cumulative Death Benefit Guarantee Premium is the premium required to maintain the Death Benefit Guarantee.

If the Death Benefit Guarantee is available and you fail to pay the required premium as defined in your lapse notice by the end of the policy grace period, the Death Benefit Guarantee will then go into effect. The policy will remain in force, however:

-   all riders will terminate;

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-   the Death Benefit Option becomes Level;

-   The Face Amount will be reduced to the Death Benefit Guarantee Amount; and

-   Any future scheduled increases in the Face Amount will be canceled.

The Death Benefit Guarantee Amount is the amount selected by you at the time you apply for the policy. It is the death benefit while the Death Benefit Guarantee is in effect.

As long as the policy remains in default and the Death Benefit Guarantee is available, the Death Benefit Guarantee will remain in effect on each subsequent Monthly Activity Date. You may be required to make premium payments to keep the Death Benefit Guarantee available, as described above.

If during the Death Benefit Guarantee Period, the Face Amount is decreased below the current Death Benefit Guarantee Amount, the Death Benefit Guarantee Amount will become the new Face Amount. A new monthly Death Benefit Guarantee Premium will be calculated. We will send you a notice of the new Monthly Death Benefit Guarantee Premium, which will be used in calculating the Cumulative Death Benefit Guarantee Premium in subsequent months.

DEATH BENEFIT GUARANTEE GRACE PERIOD -- If, on each Monthly Activity Date during the Death Benefit Guarantee Period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, do not equal or exceed the Cumulative Death Benefit Guarantee Premium on that date, a Death Benefit Guarantee Grace Period of 61 days will begin. We will mail to you and any assignee a notice. That notice will warn you that you are in danger of losing the Death Benefit Guarantee and will tell you the amount of premium you need to pay to continue the Death Benefit Guarantee.

The Death Benefit Guarantee will be removed from the policy if the required premium is not paid by the end of the Death Benefit Guarantee Grace Period. You will receive a written notification of the change and the Death Benefit Guarantee will never again be available or in effect on the policy. If the Death Benefit Guarantee was in effect, the policy will terminate at the end of the Death Benefit Guarantee Grace Period.

Loss of the Death Benefit Guarantee at the end of the Death Benefit Guarantee Grace Period does not automatically cause the policy to terminate; however the policy will terminate if the continued existence of the Death Benefit Guarantee was what was preventing the policy from terminating.

REINSTATEMENT -- Unless the policy has been surrendered for its Cash Surrender Value, the policy may be reinstated prior to the maturity date, provided:

- the insureds alive at the end of the grace period are also alive on the date of reinstatement;

- You make your request in writing within five years from the date the policy lapsed;

-   You submit to us satisfactory evidence of insurability;

-   any policy Indebtedness is repaid or carried over to the reinstated policy;
    and

- You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (2) keep your policy in force for three months after the date of reinstatement.

If the policy lapse occurs because the Account Value is not sufficient to cover the Monthly Deduction Amount, then the Account Value on the reinstatement date equals:

-   The Cash Value on the date of policy termination; plus

- Net Premiums attributable to premiums paid at the time of policy reinstatement; minus

-   The Monthly Deduction Amounts that were due and unpaid during the Grace
    Period.

If the policy lapse occurs because the Indebtedness exceeds the Cash Value, then the Account Value on the reinstatement date equals:

-   The Cash Value on the date of policy termination; plus

- Net Premiums attributable to premiums paid at the time of policy reinstatement; minus

- The Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus

-   The Surrender Charge at the time of reinstatement.

The Surrender Charge, if any, that will be assessed upon the surrender of any reinstated policy, will be calculated based on the policy duration from the original Policy Date and as though the policy had never lapsed.

FEDERAL TAX CONSIDERATIONS


IRS CIRCULAR 230 NOTICE: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax advisor.


INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings,

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40

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Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Life Insurance Purchases by Nonresident Aliens and Foreign Entities," regarding life insurance purchases by non-U.S. Persons.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of a life insurance contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification requirements or falls within a potentially adverse and/or broad tax definition or tax classification (e.g., for a deferred compensation or split-dollar arrangement). In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves based on the policy.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the policies. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY


For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. However, there are exceptions to this general rule. For example, the death benefit will be taxable in the case of a transfer-for-value, unless certain exceptions apply. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the
Section 7702 requirements.


Although we believe that the Last Survivor Policies are in compliance with
Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor life insurance policy will meet the Section 7702 definition of a life insurance contract.


At the time We issue the Policy, You must irrevocably elect one of the following tests to qualify the Policy as life insurance under section 7702 of the Code:
(a) the cash value accumulation test; or (b) the guideline premium and cash value corridor test.



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Under the cash value accumulation test, a Policy's Death Benefit must be large enough to ensure that the Policy's Account Value is never larger than the net single premium that is needed to fund future benefits under the Policy. The net single premium under the Policy varies according to the age(s), sex(es) and underwriting class(s) of the insured(s) and is calculated in accordance with section 7702 and used to determine the minimum death benefit percentages stated in the Policy.



The guideline premium and cash value corridor test is made up of two components, each of which must be satisfied in order to qualify as life insurance under section 7702. Under the guideline premium portion of the test, the total premiums you pay cannot exceed your Policy's guideline premium limit. The guideline premium limit is the greater of the guideline single premium or the sum of the guideline level premiums to date. Under the cash value corridor portion of the test, the Policy's Death Benefit may not be less than the Policy Account Value multiplied by the minimum death benefit percentages set forth in section 7702 (and stated in the Policy).


There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner unless the policy is a modified endowment contract. There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such transactions.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The Last Survivor Exchange Option Rider permits, under limited circumstances, a policy to be split into two individual policies on the life of each of the insureds. A policy split may have adverse tax consequences. It is unclear whether a policy split will be treated as a nontaxable exchange or transfer under the Code. Unless a policy split is so treated, among other things, the split or transfer will result in the recognition of taxable income on the gain in the policy. In addition, it is unclear whether, in all circumstances, the individual policies that result from a policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences of a policy split.

The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the last surviving insured. If the maturity date of the policy is extended by rider, we believe the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

DIVERSIFICATION REQUIREMENTS

The Code requires that each sub-account of the Separate Account supporting your policy be adequately diversified. Code Section 817(h) provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of a segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

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OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for income tax deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts and other permitted entities.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS

Under existing provisions of the Code, increases in a policy owner's contract value are generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If there is a total withdrawal from the policy, then the surrender value will be includable in the policy owner's income to the extent that the amount received exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a total withdrawal, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or loans or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that satisfies the Section 7702 definition of a life insurance contract and either
(i) fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, where the death benefit is payable only upon the death of a surviving insured individual, if there is a reduction in benefits under the policy at any time, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the date of issue. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is generally excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then

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withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the last surviving insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the last surviving insured owned the policy. If the policy owner was not the last surviving insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the last surviving insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX -- GENERALLY

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

EMPLOYER-OWNED LIFE INSURANCE, NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES


Effective for all "employer-owned life insurance contracts" issued after August 17, 2006 (including contracts issued before August 18, 2006 but materially modified on or after such date), Section 101(j) provides that death benefits from an "employer-owned life insurance contract" are subject to federal income tax in excess of premiums and other amounts paid, unless certain notice and consent requirements are satisfied and an exception under Section 101(j) applies.


An "employer-owned life insurance contract" is defined as a life insurance contract which --

(i) is owned by a person engaged in a trade or business ("policyholder") under which the policyholder (or a related person) is directly or indirectly a beneficiary under the contract, and

(ii) covers the life of an insured who is an employee with respect to the trade or business of the policyholder. For these purposes, the term "employee" means all employees, including officers and highly compensated employees, as well as directors.

Notice and consent is generally satisfied if, before the contract is issued, the employee --

- is notified in writing that the policyholder intends to insure the employee's life and the maximum face amount for which the employee could be insured at the time the contract was issued,

- provides written consent to being insured under the contract and that such coverage may continue after the insured terminates employment, and

- is informed in writing that the policyholder (or a related party) will be a beneficiary of any proceeds payable upon the death of the employee.

If the notice and consent requirements are met, the death benefit of an employer-owned life insurance contract will not

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be taxable if an exception under Section 101(j) applies. Section 101(j) provides exceptions based on the insured's status (e.g., a director or certain highly compensated employees or an insured who was an employee at any time within the 12-month period before the insured's death) with respect to the policyholder, as well as exceptions for death benefit amounts paid to certain of the insured's heirs (e.g., the insured's estate or any individual who is the designated beneficiary of the insured under the contract (other than the policyholder)).


Section 6039I imposes annual reporting and recordkeeping requirements on employers that own one or more employer-owned life insurance contracts (e.g., see IRS Form 8925, Report of Employer-Owned Life Insurance Contracts).


If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules.

Increases in the Investment Value of a contract may be considered in the determination of the corporate alternative minimum tax ("AMT") income. Death benefit proceeds in excess of AMT basis may be included in the computation of AMT income.

Prior to purchasing a life insurance contract, a trade or business should consult with a qualified tax advisor.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN ENTITIES

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies and required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prior to purchasing a life insurance contract, nonresident aliens and foreign entities should consult with a qualified tax advisor.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a life insurance contract is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Internal Revenue Code ("Qualified Plan") for the benefit of participants covered under the plan, the federal and state income and estate tax treatment of such policies will be somewhat different from that described this section. The purchase may also affect the qualified nature of the plan.

The plan participant of a Qualified Plan must recognize the economic benefit of the insurance protection as income each year. The amount of economic benefit is measured by an IRS Table (currently Table 2001) or by a one-year term product of the insurer that meets specific IRS parameters outlined in IRS Notice 2002-8.

The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. When life insurance is purchased within a Qualified Plan, the amount that is received income tax free is the difference between the face amount and the cash surrender value, but only to the extent that the participant has properly recognized into income the appropriate amount of economic benefit.

A Qualified Plan is subject to the so called "incidental benefit rules." A Qualified Plan is permitted to hold life insurance, so long as the life insurance coverage is "incidental" to the primary purpose of the plan and the plan document permits the purchase of life insurance. Life insurance coverage is considered "incidental" if less than 50 percent of the contributions can be used to purchase whole life insurance. Generally, for term, universal or variable life insurance, no more than 25 percent of such contributions may be used. The "incidental benefit" rules may also be satisfied if the death benefit does not exceed 100 times the participant's anticipated monthly normal retirement benefit. If the Qualified Plan does not comply with the incidental benefit rules, it may be subject to adverse tax consequences.

In April 2005, the Treasury Department and the IRS issued Rev. Proc. 2005-25 which discusses the valuation of life insurance policies within the context of Qualified Plans and Sections 83 and 79 of the Internal Revenue Code. In August of 2005, the Treasury Department issued final regulations clarifying that a life insurance policy transferred out of a Qualified Plan must be taxed at its full fair market value. The preamble to the final regulations states that taxpayers may rely on the safe harbor method for computing full fair market value discussed in Rev. Proc. 2005-25.

Distributions from Qualified Plans are generally subject to ordinary income tax, and if taken prior to age 59 1/2, a 10% federal tax penalty may apply to amounts distributed from the Qualified Plan. Also, distributions from a Qualified Plan generally are subject to federal income tax withholding requirements.

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974 as amended ("ERISA").

Purchasers of life insurance in a Qualified Plan should consult a qualified tax advisor to ensure that they comply with these complex rules and understand the federal and state income and estate tax treatment of such policies.

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LEGAL PROCEEDINGS


There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future legal proceeding or regulatory action, we do not expect any of these actions to result in a material adverse effect on the Company or its Separate Accounts.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner's ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

FINANCIAL STATEMENTS

We have included the statutory financial statements for the Company and the Separate Account in the Statement of Additional Information (SAI). To receive a copy of the SAI free of charge, call your registered representative or write to us at:

The Hartford
P.O. Box 2999
Hartford, CT 06104-2999


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46

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GLOSSARY OF SPECIAL TERMS

ACCOUNT VALUE: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.

CASH SURRENDER VALUE: the Cash Value less all Indebtedness.

CASH VALUE: the Account Value less any applicable Surrender Charges.

COMPANY (ISSUING COMPANY): Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. The name of the company that issues your policy appears on the policy and is determined primarily by the state where you purchased the policy.

CUMULATIVE DEATH BENEFIT GUARANTEE PREMIUM: the premium required to maintain the Death Benefit Guarantee. Initially, the Cumulative Death Benefit Guarantee Premium is the Death Benefit Guarantee Premium. On each Monthly Activity Date thereafter, the Cumulative Death Benefit Guarantee Premium is: (a) the Cumulative Death Benefit Guarantee Premium on the previous Monthly Activity Date; plus (b) the current Death Benefit Guarantee Premium.

DEATH BENEFIT GUARANTEE AMOUNT: a benefit amount selected by you at the time you apply for the policy. This is the death benefit that will apply to your policy while the Death Benefit Guarantee is in effect.

DEATH BENEFIT GUARANTEE PREMIUM: the amount of monthly premium required to keep the Death Benefit Guarantee available, as shown in the policy's specification page, and used to calculate the Cumulative Death Benefit Guarantee Premium.


DESIGNATED ADDRESS: Our address for receiving premium payments and other policyholder requests.



The Designated Address for sending premium payments is The Hartford, P.O. Box 64273, St. Paul, MN 55164-0273 or to our Individual Life Operations Center at The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.



The Designated Address for sending all other policy holder transactions is to our Individual Life Operations Center at The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.


FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

FIXED ACCOUNT: part of our general account to which all or a portion of the Account Value may be allocated.

FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.

GOOD ORDER: means all necessary documents and forms are complete and in our possession.

INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

LOAN ACCOUNT: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

MATURITY DATE: The date on which your policy matures and your policy terminates.

MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM: the amount of premium credited to Account Value. It is premium paid minus the sales load and premium tax charge.

PRO RATA BASIS: an allocation method based on the proportion of the Account Value in the Fixed Account and each Sub-Account.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.

SUB-ACCOUNT: a subdivision of the Separate Account.

SURRENDER CHARGE: a charge that may be assessed if you surrender your policy or the Face Amount is decreased.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading.

WE, US, OUR: Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

YOU, YOUR: the owner of the policy.


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WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information, which is considered a part of this Prospectus because it is incorporated by reference, contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it. You can contact your financial adviser for a personalized illustration of policy fees and charges, free of charge.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 100 F Street, NE, Room 1580, Washington, DC 20549. Copies of documents filed with the SEC may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section. Please call the SEC at 202-551-8090 for further information. Our SEC filings are also available to the public at the SEC's website at http://www.sec.gov.

811-07271


811-07273

                                     PART B

HARTFORD LIFE INSURANCE COMPANY

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STATEMENT OF ADDITIONAL INFORMATION (PART B)
STAG VARIABLE LIFE LAST SURVIVOR II (SERIES I)
SEPARATE ACCOUNT VL II
HARTFORD LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.


DATE OF PROSPECTUS: MAY 1, 2008



DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2008

2                                            HARTFORD LIFE INSURANCE COMPANY

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TABLE OF CONTENTS

                                                                          PAGE
--------------------------------------------------------------------------------
GENERAL INFORMATION AND HISTORY                                                3
SERVICES                                                                       3
EXPERTS                                                                        3
DISTRIBUTION OF THE POLICIES                                                   3
ADDITIONAL INFORMATION ABOUT CHARGES                                           4
PERFORMANCE DATA                                                               4
FINANCIAL STATEMENTS                                                        SA-1

HARTFORD LIFE INSURANCE COMPANY                                            3

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GENERAL INFORMATION AND HISTORY

HARTFORD LIFE INSURANCE COMPANY ("HARTFORD") -- Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999.

Hartford Life Insurance Company is controlled by Hartford Life and Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

SEPARATE ACCOUNT VL II was established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2007 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 20, 2008 and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account VL II (the "Account") as of December 31, 2007, and the related statements of operations and changes in net assets for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 20, 2008, which reports are both included in this Statement of Additional Information. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


DISTRIBUTION OF THE POLICIES


Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and offers the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").



Hartford currently pays HESCO underwriting commissions for its role as Principal Underwriter of all policies offered through this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HESCO in its role as Principal Underwriter has been: 2007: $2,199,880; 2006:
$1,537,327; and 2005: $1,342,384. HESCO did not retain any of these commissions.


HESCO enters into sales agreements with registered broker-dealers, financial institutions and other parties ("Financial Intermediaries"). The policies are sold by salespersons who represent Hartford as insurance agents and who are registered representatives ("Sales Representatives") of HESCO or certain other registered broker-dealers who have entered into sales agreements with HESCO.

Financial Intermediaries are compensated according to a schedule in the sales agreement and are subject to any rules or regulations that apply to variable life insurance compensation. This compensation is usually paid from sales charges described in the Prospectus. The compensation generally consists of commissions and may involve other types of payments that are described more fully in the prospectus.

4                                            HARTFORD LIFE INSURANCE COMPANY

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ADDITIONAL INFORMATION ABOUT CHARGES

SALES LOAD -- The front-end load under the policies may be used to cover expenses related to the sale and distribution of the policies. Refer to prospectus for applicable sales load.

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds between the ages of 28 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent.


Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. For preferred and standard risks, the cost of insurance rate will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.


INCREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee of 1/12 of $1 per $1,000 of each increase per month for the first 12 months from the effective date of each increase. This amount will not be less than 1/12 of $500 but not greater than 1/12 of $3,000.

PERFORMANCE DATA

Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the surrender charge, unamortized tax charge, cost of insurance charge, mortality and expense risk charge, tax expense charge, annual maintenance fee, and the administrative charge. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

HARTFORD LIFE INSURANCE COMPANY                                            5

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FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

                                     PART A

HARTFORD SELECT LEADERS LAST SURVIVOR

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES ISSUED BY:
HARTFORD LIFE INSURANCE COMPANY -- HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL II OR
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL II
P.O. BOX 2999
HARTFORD, CONNECTICUT 06104-2999

TELEPHONE: (800) 231-5453


PROSPECTUS DATED MAY 1, 2008


                                                             [THE HARTFORD LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus describes information you should know before you purchase Hartford Select Leaders Last Survivor variable universal life insurance policy (policy). This prospectus describes two policies (one issued by Hartford Life Insurance Company and one issued by Hartford Life and Annuity Insurance Company). Refer to your policy to identify which policy you own. Please read it carefully before you purchase your variable life insurance policy. Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy. Some policy features may not be available in some states.

Hartford Select Leaders Last Survivor is a contract between you and Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. Hartford Life and Annuity Insurance Company does not solicit or issue insurance products in New York. Refer to the first page of your Policy for the name of the issuing company. The issuing company referred to in this prospectus as The Company. You agree to make sufficient premium payments to us, and we agree to pay a death benefit to your beneficiary. The policy is a last survivor flexible premium variable life insurance policy. It is:

X Last survivor, because we pay a death benefit after the death of the last surviving insured.


X Flexible premium, generally, you may decide when to make premium payments and in what amounts.


X Variable, because the value of your life insurance policy will fluctuate with the performance of the Sub-account options you select and the Fixed Account.

You must allocate your Premium Payment to "Sub-Accounts." The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors ("Funds"). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This policy offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: American Funds Insurance Series, Franklin Templeton Variable Insurance Products Trust, MFS Variable Insurance Trust, Morgan Stanley Select Dimensions Series, The Universal Institutional Funds, Inc. and Van Kampen Life Investment Trust. The Funds are described in greater detail in "The Funds" section of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The policy may not be available for sale in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance policy with this policy may not be to your advantage.


This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov). Prospectuses for the Underlying Funds can be obtained from your financial professional or by logging on to www.hartfordinvestor.com. The prospectuses contain detailed information, including risks, charges and fees, so please read it carefully before you invest or send money.


This life insurance policy IS NOT:

-   a bank deposit or obligation;

-   federally insured; or

-   endorsed by any bank or governmental agency.

2

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TABLE OF CONTENTS


                                                                          PAGE
--------------------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                                  3
FEE TABLES                                                                     5
  Hartford Life Insurance Company                                              5
  Hartford Life and Annuity Insurance Company                                  7
ABOUT US                                                                      12
  The Companies                                                               12
  The Separate Accounts                                                       12
  The Portfolios                                                              12
CHARGES AND DEDUCTIONS                                                        16
YOUR POLICY                                                                   18
PREMIUMS                                                                      26
DEATH BENEFITS AND POLICY VALUES                                              28
MAKING WITHDRAWALS FROM YOUR POLICY                                           30
LOANS                                                                         30
LAPSE AND REINSTATEMENT                                                       31
FEDERAL TAX CONSIDERATIONS                                                    32
LEGAL PROCEEDINGS                                                             37
RESTRICTIONS ON FINANCIAL TRANSACTIONS                                        37
FINANCIAL STATEMENTS                                                          37
GLOSSARY OF SPECIAL TERMS                                                     38
WHERE YOU CAN FIND MORE INFORMATION                                           39
STATEMENT OF ADDITIONAL INFORMATION

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SUMMARY OF BENEFITS AND RISKS

This section contains a summary of the benefits available under the policy and the principal risks of purchasing the policy. It is only a summary and you should read the entire prospectus.

Please note that this prospectus describes two policies (one issued by Hartford Life Insurance Company and one issued by Hartford Life and Annuity Insurance Company); the material differences in these policies are described throughout this prospectus.

BENEFITS OF YOUR POLICY

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.


DEATH BENEFIT -- While the policy is in force and when the last surviving insured dies, we pay a death benefit to your beneficiary. However, your death benefit will never be less than the Minimum Death Benefit. See Death Benefits and Policy Values. You select one of three death benefit options:


-   LEVEL OPTION: The death benefit equals the current Face Amount.

- RETURN OF ACCOUNT VALUE OPTION: The death benefit is the current Face Amount plus the Account Value of your policy;

- RETURN OF PREMIUM OPTION: The death benefit is the current Face Amount plus the total of your premium payments, however, it will be no more than the current Face Amount plus $5 million.

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.

DEATH BENEFIT GUARANTEE -- Generally, your death benefit coverage will last as long as there is enough value in your policy to pay for the monthly charges we deduct. Since this is a variable life policy, values of your policy will fluctuate based on the performance of the underlying investment options you have chosen. Without the Death Benefit Guarantee, your policy will lapse if the value of your policy is insufficient to pay your monthly charges. However, when the Death Benefit Guarantee feature is in effect, the policy will not lapse, regardless of the investment performance of the underlying funds.

When you apply for the policy you choose what percentage of the total face amount will be covered by the Death Benefit Guarantee. The Death Benefit Guarantee period is the maximum number of policy years that the Death Benefit Guarantee is available on the policy. The Death Benefit Guarantee period is individualized based on the issue ages, sexes and risk classes of the insureds and is specified in the policy. The Death Benefit Guarantee Premium is not a charge but a funding level that is required to keep the Death Benefit Guarantee available. In order to maintain the Death Benefit Guarantee feature, the cumulative premiums paid into the policy, less withdrawals and indebtedness, must exceed the Cumulative Death Benefit Guarantee Premium.

INVESTMENT OPTIONS -- You may invest in up to 9 different investment choices within your policy, from a choice of 34 investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.

PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

RIGHT TO EXAMINE YOUR POLICY -- You have a limited right to return the policy for cancellation after purchase. See "Your Policy and Contract Rights -- Right to Examine a Policy."

WITHDRAWALS -- You may take money out of your policy once a month, subject to certain minimums. (See "Risks of Your Policy," below).


LOANS -- You may use this policy as collateral to obtain a loan from Us.


SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.

OPTIONAL COVERAGE -- You may add other coverages to your policy. See "Your Policy -- Other Benefits."

SURRENDER -- You may surrender your policy at any time prior to the maturity date for its Cash Surrender Value. (See "Risks of your Policy," below). Surrenders may also be subject to a Surrender Charge.

TAX BENEFITS -- In most cases, you are not taxed on earnings until you take earnings out of the policy (commonly known as "tax-deferral"). The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit.

RIDERS -- You may select from a variety of riders.

RISKS OF YOUR POLICY

This is a brief description of the principal risks of the policy.

INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. Charges and fees may have a significant impact on policy Account Value and the investment performance of the Sub-Accounts (particularly with policies with lower Account Value). A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund's prospectus. You should read the prospectus of each Fund before investing.

4

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UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.

WITHDRAWAL LIMITATIONS -- You are limited to one withdrawal per month. Withdrawals will reduce your Policy's death benefit, may increase the risk of policy lapse, may result in a partial surrender charge and may be subject to a withdrawal charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy's Account Value, and will reduce the death proceeds.


ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. Under certain circumstances, your policy may become a modified endowment policy under federal tax law. If these circumstances were to occur, loans and other pre-death distributions are includable in gross income on an income first basis, and may be subject to a 10% penalty (unless you have attained age 59 1/2). There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. You should consult with a tax adviser before taking steps that may affect whether your policy becomes a modified endowment policy. See "Federal Tax Considerations."


TAX LAW CHANGES -- Tax laws, regulations, and interpretations are subject to change. Such changes my impact the expected benefits of purchasing this policy.

CREDIT RISK -- Any Death Benefit guarantee products by the policy or any rider and the Fixed Account obligations depend on the Company's financial ability to fulfill its obligations. You should review the Company's financial statements which are available upon request and are attached to the Statement of Additional Information (SAI).

INCREASE IN CURRENT FEES AND EXPENSES -- Certain policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

-------------------------------------------------------------------------------

FEE TABLES -- HARTFORD LIFE INSURANCE COMPANY

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your policy.

TRANSACTION FEES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Front-end Sales Load  When you pay premium.                     Maximum Charge: 8% of each premium payment
(1)
Tax Charge on         When you pay premium.                     A percent of premium which varies by your state and municipality of
Premium Payments                                                residence. The range of tax charge is generally between 0% and 4%.
                                                                This rate will change if your state or municipality changes its premium tax charges. It may change if you change your state or municipality of residence.
Surrender Charge (2)  When you surrender your policy during     Minimum Charge
                      the first nine policy years.              $3.115 per $1,000 of the initial Face Amount in the first policy
                      When you make certain Face Amount         year for two 20-year-old female preferred non- nicotine.
                      decreases during the first nine policy    Maximum Charge
                      years.                                    $111.3595 per $1,000 of the initial Face Amount in the first policy
                      When you take certain withdrawals during  year for two 85-year-old male standard nicotine.
                      the first nine policy years.              Charge for a representative insured
                                                                $13.38 per $1,000 of the initial Face Amount in the first policy year for a 54-year-old male preferred non-nicotine and a 51-year-old female preferred non-nicotine.
Face Amount Increase  Each month for 12 months beginning on     Maximum Charge: $1 per $1,000 of unscheduled increase in the Face
Fee (3)               the effective date of any unscheduled     Amount (deducted on a monthly basis at a rate of 1/12 of $1 per
                      increase in Face Amount you request.      month per $1,000 of unscheduled increase in the Face Amount).
Transfer Fees         When you make a transfer after the first  Maximum Charge: $25 per transfer.*
                      transfer in any month.
Withdrawal Charge     When you take a withdrawal.               Maximum Charge: $10 per withdrawal.


(1) The maximum Front-end Sales Load is 8.0% of each premium payment in Policy Years 1 through 3 and 4.0% of each premium payment in Policy Years 4 and later.

(2) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(3)  This fee will not be less than $500 or more than $3,000.

*   Not currently being assessed.

6

-------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (1)                                                     $0.001 per $1,000 of the net amount at risk for two 20-year-old female preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $2.6833 per $1,000 of the net amount at risk for two 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.0032 per $1,000 of the net amount at risk for a 54-year-old male preferred non-nicotine and a 51-year-old female preferred
                                                                non-nicotine in the first policy year.
Mortality and         Monthly.                                  Minimum Charge
Expense Risk Charge                                             (a) 0.75% per year of the Sub-Account accumulated value in the first
(which is the sum of                                            policy year (deducted on a monthly basis at a rate of 1/12 of
both (a) and (b))                                               0.75%); plus
(1)                                                             (b) $2.172 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.181 per month) during the first policy year for two 20-year old female preferred non-nicotine.
                                                                Maximum Charge
                                                                (a) 0.75% per year of the Sub-Account accumulated value in the first policy year (deducted on a monthly basis at a rate of 1/12 of
                                                                0.75%); plus
                                                                (b) $13.26 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $1.105 per month) during the first policy year for two 85-year old male nicotine.
                                                                Charge for a representative insured
                                                                (a) 0.75% per year of the Sub-Account accumulated value in the first policy year (deducted on a monthly basis at a rate of 1/12 of
                                                                0.75%); plus
                                                                (b) $0.2630 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $6.82 per month) during the first policy year for a 54-year old male preferred non-nicotine and a 51-year old female preferred non-nicotine.
Administrative        Monthly.                                  Maximum Charge:
Charge                                                          $24.16 per month in policy Year 1
                                                                $7.50 per month in policy Years 2+
Loan Interest Rate    Monthly, if you have taken a loan on      Maximum Charge: 5.5% annually
(2)                   your policy



   RIDER CHARGES              WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Estate Protection     Monthly.                                  Minimum Charge
Rider (1)                                                       $0.0209 per $1000 of Face Amount for two 20-year-old female preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $1.47101 per $1000 of Face Amount for two 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.023795 per $1000 of Face Amount for a 54-year-old male preferred non-nicotine and a 51-year-old female preferred non-nicotine in the first policy year.
Single Life Yearly    Monthly.                                  Minimum Charge
Renewable Term Life                                             $0.084167 per $1,000 of Face Amount for a 20-year-old female
Insurance Rider (1)                                             preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $14.953333 per $1,000 of Face Amount for an 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.620833 per $1,000 of Face Amount for a 54-year-old male preferred non-nicotine in the first policy year.


(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(2) During policy years 1-10 the Loan Interest Rate is 5.5% for all Indebtedness. During policy years 11 and later the Loan Interest Rate is 3.5% for Preferred Indebtedness and 4.5% for Non-Preferred Indebtedness. Any Account Value in the Loan Account will be credit with interest at an annual rate of 3.5%.

-------------------------------------------------------------------------------

FEE TABLES -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your policy.

TRANSACTION FEES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Front-end Sales Load  When you pay premium.                     Maximum Charge: 6% of each premium payment in all policy years.
Tax Charge on         When you pay premium.                     A percent of premium which varies by your state and municipality of
Premium Payments                                                residence. The range of tax charge is generally between 0% and
                                                                4%.
                                                                This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.
Surrender Charge (1)  When you surrender your policy during     Minimum Charge
                      the first nine policy years.              $3.1465 per $1,000 of the initial Face Amount in the first policy
                      When you make certain Face Amount         year for two 20-year-old female non-nicotine.
                      decreases during the first nine policy    Maximum Charge
                      years.                                    $38.42904 per $1,000 of the initial Face Amount in the first policy
                      When you take certain withdrawals during  year for two 85-year-old male nicotine.
                      the first nine policy years.              Charge for representative insured
                                                                $13.38 per $1,000 of the initial Face Amount in the first policy year for a 54-year-old male preferred non-nicotine and a 51-year-old female preferred non-nicotine.
Face Amount Increase  Each Month for 12 months beginning on     Maximum Charge: $1 per $1,000 of unscheduled increase in the Face
Fee (2)               the effective date of any unscheduled     Amount (deducted on a monthly basis at a rate of 1/12 of $1 per
                      increase in Face Amount you request.      month per $1,000 unscheduled increase in the Face Amount).
Transfer Fees         When you make a transfer after the first  Maximum Charge: $25 per transfer.*
                      transfer in any month.
Withdrawal Charge     When you take a withdrawal.               Maximum Charge: $10 per withdrawal.


(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(2)  This fee will not be less than $500 or more than $3,000.

*   Not currently being assessed.

8

-------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (1)                                                     $0.0001 per $1,000 of the net amount at risk for two 20-year-old female preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $2.6833 per $1,000 of the net amount at risk for two 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.0029 per $1,000 of the net amount at risk for a 54-year-old male preferred non-nicotine and a 51-year-old female preferred
                                                                non-nicotine in the first policy year.
Mortality and         Monthly.                                  Minimum Charge
Expense Risk Charge                                             (a) 0.75% per year of the Sub-Account accumulated value in the first
(which is the sum of                                            policy year (deducted on a monthly basis at a rate of 1/12 of 0.75%)
both (a) and                                                    plus;
(b)).(1)                                                        (b) $1.92 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.16 per month) during the first policy year for two 20- year-old female non-nicotine.
                                                                Maximum Charge
                                                                (a) 0.75% per year of the Sub-Account accumulated value in the first policy year (deducted on a monthly basis at a rate of 1/12 of 0.75%
                                                                ) plus;
                                                                (b) $17.40 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $1.45 per month) during the first policy year for two 85-year-old male nicotine.
                                                                Charge for a representative insured
                                                                (a) 0.75% per year of the Sub-Account accumulated value in the first policy year (deducted on a monthly basis at a rate of 1/12 of 0.75%)
                                                                plus;
                                                                (b) $0.2630 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $6.82 per month) during the first policy year for a 54-year-old male preferred non-nicotine and a 51-year-old female preferred non-nicotine.
Administrative        Monthly.                                  Maximum Charge: $30 per month
Charge (2)
Loan Interest Rate    Monthly if you have taken a loan on your  Maximum Charge: 5.5% annually
(3)                   policy.


(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.


(2) The maximum Administrative Charge is $30.00 per month in policy years 1 through 5, and $10.00 per month in policy years 6 and later. In New Jersey, the maximum Administrative Charge is $30.00 per month in all years.


(3) During policy years 1-10 the Loan Interest Rate is 5.5% for all Indebtedness. During policy years 11 and later the Loan Interest Rate is 3.5% for Preferred Indebtedness and 4.5% for Non-Preferred Indebtedness. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.5%.

-------------------------------------------------------------------------------

   RIDER CHARGES              WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Last Survivor Yearly  Monthly.                                  Minimum Charge
Renewable Term                                                  $0.0001 per $1,000 of the net amount at risk for two 20-year-old
Insurance Rider (1)                                             female preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $2.3245 per $1,000 of the net amount at risk for two 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.32 per $1,000 of the net amount at risk for a 54-year-old male preferred non-nicotine and a 51-year-old female preferred
                                                                non-nicotine in the first policy year.
Estate Protection     Monthly.                                  Minimum Charge
Rider (1)                                                       $0.0209 per $1,000 of Face Amount for two 20-year-old female preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $0.743699 per $1,000 of Face Amount for two 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.023795 per $1,000 of Face Amount for a 54-year-old male preferred non-nicotine and a 51-year-old female preferred non-nicotine in the first policy year.
Single Life Yearly    Monthly.                                  Minimum Charge
Renewable Term Life                                             $0.084167 per $1,000 of Face Amount for a 20-year-old female
Insurance Rider (1)                                             preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $14.953333 per $1,000 of Face Amount for a 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.620833 per $1,000 of Face Amount for a 54-year-old male preferred non-nicotine in the first policy year.


(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

10

-------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES

Each Subaccount purchases shares of the corresponding underlying Fund at net asset value. The net asset value of an underlying Fund reflects the investment advisory fees and other expenses of the underlying Fund that are deducted from the assets in that underlying fund. These underlying Fund expenses may vary from year to year and are more fully described in each underlying Fund's prospectus.


The first table shows the minimum and maximum total operating expenses charged by the underlying Funds expressed as a percentage of average daily net assets, for the year ended December 31, 2007.



                                                                  MINIMUM          MAXIMUM
----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                0.52  %          1.58  %
[expenses that are deducted from underlying Fund assets,
including management fees, distribution,
and/or service (12b-1) fees and other expenses.]


                 INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES


The next table shows the Total Annual Fund Operating Expenses for each underlying Fund. The fees and expenses are expressed as a percentage of average net assets for the year ended December 31, 2007. Actual fees and expenses for the underlying Fund vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly available information and is qualified in its entirety by the then current prospectus for each underlying Fund.



                                                             DISTRIBUTION                            ACQUIRED
                                                                AND/OR                                 FUND
                                           MANAGEMENT       SERVICE (12B-1)         OTHER            FEES AND
UNDERLYING FUND:                               FEE               FEES*            EXPENSES           EXPENSES
------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES
 American Funds Global Growth Fund --
  Class 2                                      0.530%             0.250%             0.020%               N/A
 American Funds Global Small
  Capitalization Fund -- Class 2               0.700%             0.250%             0.030%               N/A
 American Funds Growth Fund -- Class 2         0.320%             0.250%             0.010%               N/A
 American Funds Growth-Income Fund --
  Class 2                                      0.260%             0.250%             0.010%               N/A
 American Funds International Fund --
  Class 2                                      0.490%             0.250%             0.030%               N/A
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Small-Mid Cap Growth
  Securities Fund --Class 2                    0.470%             0.250%             0.280%             0.010%
 Franklin Strategic Income Securities
  Fund -- Class 1                              0.370%               N/A              0.250%               N/A
 Mutual Shares Securities Fund --
  Class 2                                      0.590%             0.250%             0.130%               N/A
 Templeton Developing Markets
  Securities Fund - - Class 1                  1.230%               N/A              0.250%               N/A
 Templeton Growth Securities Fund --
  Class 2                                      0.730%             0.250%             0.030%               N/A
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Core Equity Series -- Initial
  Class                                        0.750%               N/A              0.270%               N/A
 MFS(R) Growth Series --Initial Class          0.750%               N/A              0.120%               N/A
 MFS(R) Investors Growth Stock Series
  -- Initial Class                             0.750%               N/A              0.110%               N/A
 MFS(R) Investors Trust Series --
  Initial Class                                0.750%               N/A              0.100%               N/A
 MFS(R) Total Return Series -- Initial
  Class                                        0.750%               N/A              0.080%               N/A
MORGAN STANLEY SELECT DIMENSIONS
INVESTMENT SERIES
 Morgan Stanley --Balanced Portfolio
  --Class Y                                    0.520%             0.250%             0.260%               N/A
 Morgan Stanley -- Capital Growth
  Portfolio -- Class Y                         0.500%             0.250%             0.200%               N/A
 Morgan Stanley -- Capital
  Opportunities Portfolio --Class Y            0.670%             0.250%             0.270%               N/A
 Morgan Stanley --Dividend Growth
  Portfolio -- Class Y                         0.530%             0.250%             0.140%               N/A
 Morgan Stanley -- Equally-Weighted
  S&P 500 Portfolio -- Class Y                 0.120%             0.250%             0.160%               N/A

                                              TOTAL            CONTRACTUAL          NET TOTAL
                                             ANNUAL            FEE WAIVER            ANNUAL
                                            OPERATING        AND/OR EXPENSE         OPERATING
UNDERLYING FUND:                            EXPENSES          REIMBURSEMENT         EXPENSES
--------------------------------------  ---------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES
 American Funds Global Growth Fund --
  Class 2                                      0.800%                N/A               0.800%  (1)
 American Funds Global Small
  Capitalization Fund -- Class 2               0.980%                N/A               0.980%  (1)
 American Funds Growth Fund -- Class 2         0.580%                N/A               0.580%  (1)
 American Funds Growth-Income Fund --
  Class 2                                      0.520%                N/A               0.520%  (1)
 American Funds International Fund --
  Class 2                                      0.770%                N/A               0.770%  (1)
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Small-Mid Cap Growth
  Securities Fund --Class 2                    1.010%              0.010%              1.000%  (2)
 Franklin Strategic Income Securities
  Fund -- Class 1                              0.620%                N/A               0.620%
 Mutual Shares Securities Fund --
  Class 2                                      0.970%                N/A               0.970%
 Templeton Developing Markets
  Securities Fund - - Class 1                  1.480%                N/A               1.480%
 Templeton Growth Securities Fund --
  Class 2                                      1.010%                N/A               1.010%  (3)
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Core Equity Series -- Initial
  Class                                        1.020%              0.120%              0.900%  (4)
 MFS(R) Growth Series --Initial Class          0.870%                N/A               0.870%  (5)
 MFS(R) Investors Growth Stock Series
  -- Initial Class                             0.860%                N/A               0.860%  (5)
 MFS(R) Investors Trust Series --
  Initial Class                                0.850%                N/A               0.850%  (5)
 MFS(R) Total Return Series -- Initial
  Class                                        0.830%                N/A               0.830%  (6)
MORGAN STANLEY SELECT DIMENSIONS
INVESTMENT SERIES
 Morgan Stanley --Balanced Portfolio
  --Class Y                                    1.030%                N/A               1.030%
 Morgan Stanley -- Capital Growth
  Portfolio -- Class Y                         0.950%                N/A               0.950%
 Morgan Stanley -- Capital
  Opportunities Portfolio --Class Y            1.190%                N/A               1.190%
 Morgan Stanley --Dividend Growth
  Portfolio -- Class Y                         0.920%                N/A               0.920%
 Morgan Stanley -- Equally-Weighted
  S&P 500 Portfolio -- Class Y                 0.530%                N/A               0.530%

-------------------------------------------------------------------------------


                                                             DISTRIBUTION                            ACQUIRED
                                                                AND/OR                                 FUND
                                           MANAGEMENT       SERVICE (12B-1)         OTHER            FEES AND
UNDERLYING FUND:                               FEE               FEES*            EXPENSES           EXPENSES
------------------------------------------------------------------------------------------------------------------
 Morgan Stanley -- Flexible Income
  Portfolio -- Class Y                         0.320%             0.250%             0.290%               N/A
 Morgan Stanley -- Focus Growth
  Portfolio -- Class Y                         0.550%             0.250%             0.170%               N/A
 Morgan Stanley -- Global Equity
  Portfolio -- Class Y                         0.840%             0.250%             0.150%               N/A
 Morgan Stanley -- Mid Cap Growth
  Portfolio --Class Y                          0.420%             0.250%             0.250%               N/A
 Morgan Stanley -- Money Market
  Portfolio -- Class Y                         0.450%             0.250%             0.130%               N/A
 Morgan Stanley -- Utilities Portfolio
  -- Class Y                                   0.570%             0.250%             0.180%               N/A
THE UNIVERSAL INSTITUTIONAL FUNDS,
 INC.
 Van Kampen -- UIF Core Plus Fixed
  Income Portfolio -- Class I                  0.380%               N/A              0.270%               N/A
 Van Kampen -- UIF Emerging Markets
  Debt Portfolio -- Class I                    0.750%               N/A              0.310%               N/A
 Van Kampen -- UIF Emerging Markets
  Equity Portfolio -- Class I                  1.210%               N/A              0.370%               N/A
 Van Kampen -- UIF High Yield
  Portfolio -- Class I                         0.420%               N/A              0.390%               N/A
 Van Kampen -- UIF U.S. Mid Cap Value
  Portfolio - - Class I                        0.720%               N/A              0.290%               N/A
VAN KAMPEN LIFE INVESTMENT TRUST
 Van Kampen LIT Enterprise Portfolio
  --Class II                                   0.500%             0.250%             0.170%               N/A
 Van Kampen LIT Growth and Income
  Portfolio --Class II                         0.560%             0.250%             0.040%               N/A

                                              TOTAL            CONTRACTUAL          NET TOTAL
                                             ANNUAL            FEE WAIVER            ANNUAL
                                            OPERATING        AND/OR EXPENSE         OPERATING
UNDERLYING FUND:                            EXPENSES          REIMBURSEMENT         EXPENSES
--------------------------------------  ---------------------------------------------------------
 Morgan Stanley -- Flexible Income
  Portfolio -- Class Y                         0.860%                N/A               0.860%
 Morgan Stanley -- Focus Growth
  Portfolio -- Class Y                         0.970%                N/A               0.970%
 Morgan Stanley -- Global Equity
  Portfolio -- Class Y                         1.240%                N/A               1.240%
 Morgan Stanley -- Mid Cap Growth
  Portfolio --Class Y                          0.920%                N/A               0.920%
 Morgan Stanley -- Money Market
  Portfolio -- Class Y                         0.830%                N/A               0.830%
 Morgan Stanley -- Utilities Portfolio
  -- Class Y                                   1.000%                N/A               1.000%
THE UNIVERSAL INSTITUTIONAL FUNDS,
 INC.
 Van Kampen -- UIF Core Plus Fixed
  Income Portfolio -- Class I                  0.650%                N/A               0.650%
 Van Kampen -- UIF Emerging Markets
  Debt Portfolio -- Class I                    1.060%                N/A               1.060%
 Van Kampen -- UIF Emerging Markets
  Equity Portfolio -- Class I                  1.580%                N/A               1.580%
 Van Kampen -- UIF High Yield
  Portfolio -- Class I                         0.810%                N/A               0.810%  (7)
 Van Kampen -- UIF U.S. Mid Cap Value
  Portfolio - - Class I                        1.010%                N/A               1.010%
VAN KAMPEN LIFE INVESTMENT TRUST
 Van Kampen LIT Enterprise Portfolio
  --Class II                                   0.920%                N/A               0.920%  (8)
 Van Kampen LIT Growth and Income
  Portfolio --Class II                         0.850%                N/A               0.850%



* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).



NOTES



(1) The funds' investment adviser is currently waiving 10% of its management fee. The waiver may be discontinued at any time in consultation with the funds' board, but it is expected to continue at this level until further notice. The funds' investment adviser and board intend to review the waiver as circumstances warrant. Management fees and total expenses do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the funds' prospectus and in the funds' annual report.



(2) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the SweepMoney Fund which is "the acquired fund" in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. This reduction is not reflected in Net annual Fund operating expenses, which would be lower if it were.



(3)  The Fund administration fee is paid indirectly through the management fee.



(4) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.



     MFS has agreed in writing to bear the funds' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2009.



(5) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.



(6) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.



     MFS has agreed in writing to reduce its management fee to 0.65% annually on average daily net assets in excess of $3 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees.



(7) For the year ended December 31, 2007, the Adviser waived $59,000 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 1.26% of average daily net assets. This waiver is voluntary and can be discontinued at any time.



(8) Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of 0.60% and 0.85% for Class I and II Shares, respectively. For the year ended December 31, 2007, the Adviser waived approximately $83,700 of its advisory fees. This waiver is voluntary and can be discontinued at any time.

12

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ABOUT US

Your Policy will indicate which company issued your Policy. The company that issues your policy is primarily determined by the state where you purchased the policy.

THE COMPANIES


HARTFORD LIFE INSURANCE COMPANY -- We are a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -- We are a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


THE SEPARATE ACCOUNTS

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL II -- established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL II -- established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

THE PORTFOLIOS

The underlying investment for the Contracts are shares of the portfolios or funds of Morgan Stanley Select Dimensions Investment Series, The Universal Institutional Funds, Inc., Van Kampen Life Investment Trust, American Funds Insurance Series, MFS(R) Variable Insurance Trust(SM), and Franklin Templeton Variable Insurance Products Trust, all open-ended investment companies. The underlying portfolios or funds corresponding to each Sub-Account and their investment objectives are described below. Hartford reserves the right, subject to compliance with the law, to offer additional portfolios with differing investment objectives. The portfolios may not be available in all states.


We do not guarantee the investment results of any of the underlying portfolios or funds. Since each underlying portfolio has different investment objectives, each is subject to different risks.


Below is a table that lists the underlying Funds in which the Sub-accounts invest, each Fund's investment adviser and sub-adviser, if applicable, and each Fund's investment objective. More detailed information concerning a Fund's investment objective, investment strategies, risks and expenses is contained in each Fund's prospectus.


FUNDING OPTION                                              INVESTMENT OBJECTIVE SUMMARY        INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES
 AMERICAN FUNDS GLOBAL GROWTH FUND -- CLASS 2            Seeks to make your investment grow   Capital Research and Management
                                                         over time by investing primarily in  Company
                                                         common stocks of companies located
                                                         around the world.
 AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND --      Seeks to make your investment grow   Capital Research and Management
  CLASS 2                                                over time by investing primarily in  Company
                                                         stocks of smaller companies located
                                                         around the world.
 AMERICAN FUNDS GROWTH FUND -- CLASS 2                   Seeks to make your investment grow   Capital Research and Management
                                                         by investing primarily in common     Company
                                                         stocks of companies that appear to
                                                         offer superior opportunities for
                                                         growth of capital.

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
FUNDING OPTION                                              INVESTMENT OBJECTIVE SUMMARY        INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 AMERICAN FUNDS GROWTH-INCOME FUND -- CLASS 2            Seeks to make your investment grow   Capital Research and Management
                                                         and provide you with income over     Company
                                                         time by investing primarily in
                                                         common stocks or other securities
                                                         that demonstrate the potential for
                                                         appreciation and/or dividends.
 AMERICAN FUNDS INTERNATIONAL FUND -- CLASS 2            Seeks to make your investment grow   Capital Research and Management
                                                         over time by investing primarily in  Company
                                                         common stocks of companies located
                                                         outside the United States.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- CLASS  Long-term growth of capital          Franklin Advisers, Inc.
  2 (1)
 FRANKLIN STRATEGIC INCOME SECURITIES FUND -- CLASS 1    High level of current income, with   Franklin Advisers, Inc.
                                                         capital appreciation over the long
                                                         term as a secondary goal
 MUTUAL SHARES SECURITIES FUND -- CLASS 2                Capital appreciation, with income    Franklin Mutual Advisers, LLC
                                                         as a secondary goal
 TEMPLETON DEVELOPING MARKETS SECURITIES FUND -- CLASS   Long-term capital appreciation       Templeton Asset Management Ltd.
  1
 TEMPLETON GROWTH SECURITIES FUND -- CLASS 2             Long-term growth of capital          Templeton Global Advisors Limited
                                                                                              Sub-advised by Templeton Asset
                                                                                              Management Ltd.
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) CORE EQUITY SERIES -- INITIAL CLASS (2)          Capital appreciation                 MFS Investment Management(R)
 MFS(R) GROWTH SERIES -- INITIAL CLASS (3)               Capital appreciation                 MFS Investment Management(R)
 MFS(R) INVESTORS GROWTH STOCK SERIES -- INITIAL CLASS   Capital appreciation                 MFS Investment Management(R)
 MFS(R) INVESTORS TRUST SERIES -- INITIAL CLASS          Capital appreciation                 MFS Investment Management(R)
 MFS(R) TOTAL RETURN SERIES -- INITIAL CLASS             Total return                         MFS Investment Management(R)
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
 MORGAN STANLEY -- BALANCED PORTFOLIO -- CLASS Y         Capital growth with reasonable       Morgan Stanley Investment Advisors
                                                         current income                       Inc.
 MORGAN STANLEY -- CAPITAL GROWTH PORTFOLIO -- CLASS Y   Long-term growth of capital          Morgan Stanley Investment Advisors
                                                                                              Inc.
 MORGAN STANLEY -- CAPITAL OPPORTUNITIES PORTFOLIO --    Long-term growth of capital          Morgan Stanley Investment Advisors
  CLASS Y                                                                                     Inc.
 MORGAN STANLEY -- DIVIDEND GROWTH PORTFOLIO -- CLASS Y  Reasonable current income and        Morgan Stanley Investment Advisors
                                                         long-term growth of income and       Inc.
                                                         capital
 MORGAN STANLEY -- EQUALLY-WEIGHTED S&P 500 PORTFOLIO    High level of total return on its    Morgan Stanley Investment Advisors
  -- CLASS Y                                             assets through a combination of      Inc.
                                                         capital appreciation and current
                                                         income

14

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
FUNDING OPTION                                              INVESTMENT OBJECTIVE SUMMARY        INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY -- FLEXIBLE INCOME PORTFOLIO -- CLASS Y  High level of current income. A      Morgan Stanley Investment Advisors
                                                         secondary objective is to maximize   Inc.
                                                         total return, but only to the
                                                         extent consistent with primary
                                                         objective
 MORGAN STANLEY -- FOCUS GROWTH PORTFOLIO -- CLASS Y     Long-term capital growth             Morgan Stanley Investment Advisors
  (4)                                                                                         Inc.
 MORGAN STANLEY -- GLOBAL EQUITY PORTFOLIO -- CLASS Y    Total return through long-term       Morgan Stanley Investment Advisors
                                                         capital growth and to a lesser       Inc.
                                                         extent from income
 MORGAN STANLEY -- MID CAP GROWTH PORTFOLIO -- CLASS Y   Long-term growth of capital          Morgan Stanley Investment Advisors
                                                                                              Inc.
 MORGAN STANLEY -- MONEY MARKET PORTFOLIO -- CLASS Y     High current income, preservation    Morgan Stanley Investment Advisors
                                                         of capital and liquidity             Inc.
 MORGAN STANLEY -- UTILITIES PORTFOLIO -- CLASS Y        Capital appreciation and current     Morgan Stanley Investment Advisors
                                                         income                               Inc.
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 VAN KAMPEN -- UIF CORE PLUS FIXED INCOME PORTFOLIO --   Above-average total return over a    Morgan Stanley Investment
  CLASS I                                                market cycle of three to five years  Management Inc.
                                                         by investing primarily in a
                                                         diversified portfolio of fixed
                                                         income securities.
 VAN KAMPEN -- UIF EMERGING MARKETS DEBT PORTFOLIO --    High total return by investing       Morgan Stanley Investment
  CLASS I                                                primarily in fixed income            Management Inc.
                                                         securities of government and
                                                         government-related issuers and, to
                                                         a lesser extent, of corporate
                                                         issuers in emerging market
                                                         countries.
 VAN KAMPEN -- UIF EMERGING MARKETS EQUITY PORTFOLIO --  Long-term capital appreciation by    Morgan Stanley Investment
  CLASS I                                                investing primarily in               Management Inc.
                                                         growth-oriented equity securities    Sub-advised by Morgan Stanley
                                                         of issuers in emerging market        Investment Management Company
                                                         countries.
 VAN KAMPEN -- UIF HIGH YIELD PORTFOLIO -- CLASS I       Above-average total return over a    Morgan Stanley Investment
                                                         market cycle of three to five years  Management Inc.
                                                         by investing primarily in a
                                                         diversified portfolio of high yield
                                                         securities.
 VAN KAMPEN -- UIF U.S. MID CAP VALUE PORTFOLIO --       Above-average total return over a    Morgan Stanley Investment
  CLASS I                                                market cycle of three to five years  Management Inc.
                                                         by investing primarily in common
                                                         stocks and other equity securities.
VAN KAMPEN LIFE INVESTMENT TRUST
 VAN KAMPEN LIT ENTERPRISE PORTFOLIO -- CLASS II         Capital appreciation through         Van Kampen Asset Management
                                                         investments in securities believed
                                                         by the Portfolio's investment
                                                         adviser to have above average
                                                         potential for capital appreciation.
 VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO -- CLASS II  Seeks to provide long-term growth    Van Kampen Asset Management
                                                         of capital and income primarily
                                                         through investments in common
                                                         stocks.



NOTES



(1) Formerly Franklin Small Cap Fund



(2) Formerly MFS(R) Capital Opportunities Series -- Initial Class



(3) Formerly MFS(R) Emerging Growth Series -- Initial Class



(4) Formerly Morgan Stanley -- American Opportunities Portfolio -- Class Y

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MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectuses accompanying the prospectus.


VOTING RIGHTS -- We currently vote shares of the underlying Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the underlying Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested as of the record date, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instruction. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a proposal subject to shareholder vote. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each policy owner's unit balance. The conversion factor is calculated by dividing the total number of shares attributed to each sub-account by the total number of units in each sub-account. Fractional votes will be counted. We determine the number of shares as to which the policy owner may give instructions as of the record date for a Fund's shareholder meeting.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- Subject to any applicable law, we may make certain changes to the Underlying Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.

We may eliminate the shares of any of the funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider these payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Policy. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.


As of December 31, 2007, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from the following fund complexes (or affiliated entities): AIM Advisors, Inc., AllianceBerstein Variable Products Series Funds & AllianceBernstein Investments, American Variable Insurance Series & Capital Research and Management Company, Fidelity Distributors Corporation, Franklin Templeton Services, LLC, Lord Abbett Series Fund & Lord Abbett Distributors, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution & Morgan Stanley Investment Management & The Universal Funds, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership, Van Kampen Life Investment Trust & Van Kampen Asset Management.


We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, are paid, among other things, to provide administrative, processing, accounting and shareholder services for the HLS Funds.

Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount or fees we collect may be greater or smaller based on the Funds

16

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you select. Revenue sharing and Rule 12b-1 fees do not exceed 0.50% and 0.25%
respectively in 2007, and are not expected to exceed 0.50% and 0.35% respectively in 2008, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that Fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2007, revenue sharing and Rule 12b-1 fees did not exceed $4,457,553. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.


THE FIXED ACCOUNT

The portion of the prospectus relating to the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. The Fixed Account is not subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the Fixed Account. The following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.


The Fixed Account credits at least 3.5% per year. We are not obligated to, but may, credit more than 3.5% per year. If we do, such rates are determined at our sole discretion. Hartford does not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time. You assume the risk that, at any time, the Fixed Account may credit no more than 3.5%.


CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUM

Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and a premium tax charge. The amount allocated after the deductions is called your Net Premium.

FRONT-END SALES LOAD


HARTFORD LIFE INSURANCE COMPANY POLICIES -- We deduct a sales load from each premium you pay. The front-end sales load may by used to cover expenses related to the sale and distribution of the policies. The maximum sales load under the policy is 8% of premium in Policy Years 1 through 3 and 4% of premium in Policy Years 4 and beyond.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We deduct a sales load from each premium you pay. The front-end sales load may by used to cover expenses related to the sale and distribution of the policies. The current sales load is 4% of premium. The maximum sales load under the policy is 6% of premium.




PREMIUM TAX CHARGE -- We deduct a premium tax charge from each premium you pay. The premium tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of such charge generally is between 0% and 4%. In Kentucky, the charge may be higher.


DEDUCTIONS FROM ACCOUNT

VALUE MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Account Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

-   the charge for the cost of insurance;

-   the monthly administrative charge;

-   the mortality and expense risk charge;

-   any Face Amount increase fee;

-   any charges for additional benefits provided by rider;

Each Monthly Deduction Amount will be deducted pro rata from the Fixed Account and each of the Sub-Accounts. The Monthly Deduction Amount will vary from month to month.

We will deduct the Monthly Deduction Amount on a pro rata basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.

ALLOCATION OF CHARGES OPTION -- You may provide us with written instructions to redirect the deduction of your policy's Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro rata basis from each available Sub-Account and the Fixed Account.

COST OF INSURANCE CHARGE -- The charge for the cost of insurance equals:

-   the cost of insurance rate per $1,000, multiplied by

-   the amount at risk, divided by

-   $1,000.

On any Monthly Activity Date, the amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.


Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Substandard risks will be charged higher

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cost of insurance rates that will not exceed rates based on a multiple of 1980
Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states and markets) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.


Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insureds' health.


Because your Account Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy's amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, policy loans and death benefit changes to the Face Amount.


MONTHLY ADMINISTRATIVE CHARGE

HARTFORD LIFE INSURANCE COMPANY POLICIES -- We deduct a monthly administrative charge from your Account Value to compensate us for issue and administrative costs of the policy. During the first Policy Year the charge is $24.16 per month, each year after the first Policy Year the charge is $7.50 per month.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We deduct a monthly administrative charge from your Account Value to compensate us for issue and administrative costs of the policy. During the first 5 years of the policy, the charge is $30 per month. After 5 years, the charge is $10 per month. In New Jersey, this charge is $30 per month for all years.

MORTALITY AND EXPENSE RISK CHARGE -- We deduct a mortality and expense risk charge each month from your Account Value. There are two components to the mortality and expense risk charge. Part of the charge is assessed according to your Account Value attributable to the Sub-Accounts, and the other part is assessed based on the initial Face Amount of your policy.

The mortality and expense risk charge each month is equal to the sum of (a) and
(b) where

(a)  equals:

-   the monthly accumulated value mortality and expense risk rate; multiplied by

- the sum of your accumulated values in the Sub-Accounts on the Monthly Activity Date, prior to assessing the Monthly Deduction Amount.

and

(b) equals:

-   the monthly mortality and expense risk rate per $1,000; multiplied by

-   the initial Face Amount; divided by

-   $1,000.


HARTFORD LIFE INSURANCE COMPANY POLICIES -- During the first 10 policy years, the maximum accumulated value mortality and expense risk rate is 1/12 of 0.75% per month. During policy years 11-20, the maximum is 1/12 of 0.50% per month. Thereafter, the maximum is 0.00% per month.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- During the first 10 policy years, the current (the amount we are currently charging) and maximum accumulated value mortality and expense risk rate is 1/12 of 0.75% per month. For policy years 11-20, the maximum rate is 1/12 of 0.60% per month and the current accumulated value mortality and expense risk rate is 1/12 of 0.50% per month on the first $1,000,000 of accumulated value in the Sub-Accounts plus 1/12 of 0.25% per month on the accumulated value in the Sub-Accounts that exceeds $1,000,000. After the 20th policy year the current and maximum charge is 0.00% per month.



During the first 10 policy years, the Face Amount mortality and expense risk rate per $1,000 of initial Face Amount is individualized based on issue ages and death benefit guarantee, and is provided in the policy. Thereafter, there is no charge.


The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Hartford may keep any difference between the cost it incurs and the charges it collects.

FACE AMOUNT INCREASE FEE -- We deduct a dollar amount from your Account Value for an unscheduled increase of the Face Amount on your policy. We deduct the fee each month for twelve months after the increase. The fee is 1/12 of $1.00 per month per $1,000 of unscheduled increase in the Face Amount. The fee will not be less than 1/12 of $500 per month, but will not exceed 1/12 of $3,000 per month. This fee compensates us for underwriting and processing costs for such increases.

RIDER CHARGE -- If your policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see "Your Policy -- Optional Supplemental Benefits."

SURRENDER CHARGE -- During the first 9 policy years, surrender charges will be deducted from your Account Value if:

-   you surrender your policy;

-   you decrease the Face Amount to an amount lower than it has ever been; or

- you take a withdrawal that causes the Face Amount to fall below the lowest previous Face Amount.

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The amount of surrender charge is individualized based on your issue ages, sexes, insurance classes, duration, Face Amount and Death Benefit Guarantee Amount. The charge compensates us for expenses incurred in issuing the policy and the recovery of acquisition costs. Hartford may keep any difference between the cost it incurs and the charges it collects. For partial surrender charges applicable to a decrease in the Face Amount or withdrawal, see "Unscheduled Increases and Decreases in the Face Amount." The amount of surrender charge varies by policy year. We determine the surrender charge by taking the percentage from the table below and multiplying the percentage by the sum of two components: the sales surrender charge and the underwriting surrender charge. The sales surrender charge equals the Death Benefit Guarantee Premium. The underwriting surrender charge equals $1 per $1,000 of initial face amount, but is at least $500 and no more than $3,000.

The percentage by policy years is as follows:

POLICY YEAR    PERCENTAGE
----------------------------
     1              70%
     2              70%
     3              70%
     4              60%
     5              50%
     6              40%
     7              30%
     8              20%
     9              10%
  10 and             0%
   after

CHARGES FOR THE FUNDS

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

YOUR POLICY

CONTRACT RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while either of the insureds is alive and no beneficiary has been irrevocably named.

BENEFICIARY -- The beneficiary is the person you name in the application to receive any death benefit. You may change the beneficiary (unless irrevocably named) while either of the insureds is alive by notifying us in writing. If no beneficiary is living when the last surviving insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.


INSURED -- The insured is the person on whose life the policy is issued. You name the insured in the application of the policy. The policy owner must have an insurable interest on the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for federal income tax purposes. An insurable interest generally exists when there is a demonstrable interest in something covered by an insurance policy, the loss of which would cause deprivation or financial loss. There must be a valid insurable interest at the time the policy is issued. If there is not a valid insurable interest, the policy will not provide the intended benefits. Through our underwriting process, we will determine whether the insured is insurable.



You may request to change the Insured's risk class to a more favorable class if the health of the Insured has improved or in the Insured no longer uses nicotine. Upon providing us satisfactory evidence, we will review the risk classification. If we grant a change in risk classification, only future cost of insurance rates will be based on the more favorable class and all other contract terms and provisions will remain as established at issue. We will not change a risk class on account of deterioration of your health.


ASSIGNMENT -- You may assign your policy. Until you notify us in writing, no assignment will be effective against your policy. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

-   the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, monthly deduction amounts and any loans since your last statement;

-   the amount of any Indebtedness;

-   any notifications required by the provisions of your policy; and

- any other information required by the Insurance Department of the state where your policy was delivered.

RIGHT TO EXAMINE A POLICY -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your free look period.

FREE LOOK PERIOD FOR POLICIES ISSUED BY HARTFORD LIFE INSURANCE COMPANY:

Your free look period begins on the day you get your Policy and ends 30 days after you receive it. In such an event, the Policy will be rescinded and we will pay an amount equal to the greater of (a) the total premiums paid for the Policy less any Indebtedness; or (b) the sum of: (i) the Account Value less any

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Indebtedness, on the date the returned Policy is received by us or the agent from whom it was purchased; and, (ii) any Policy charges taken.

FREE LOOK PERIOD FOR POLICIES ISSUED BY HARTFORD LIFE AND ANNUITY INSURANCE
COMPANY:

Your free look period begins on the day you receive your Policy and ends generally within 10 days of receiving it (or longer in some states). If you properly exercise your free look, we will rescind the policy and we will pay you a refund. The state in which the policy is issued determines the free look period and the type of refund that applies. You should refer to your policy for information. However, generally, most states require us to refund the Account Value less any Indebteness. Other states require us to refund the total premiums paid less Indebtedness.

If your policy is replacing another policy, your free look period and the amount paid to you upon the return of your policy vary by state.

REPLACEMENTS

A "replacement" occurs when a new policy is purchased and, in connection with the sale, an existing policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A "financial purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of money obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are some circumstances where replacing your existing life insurance policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance policy against a proposed policy to determine whether a replacement is in your best interest.


POLICY LIMITATIONS


ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT -- You may allocate amounts to a maximum of twenty (20) investment choices including the Sub-Accounts and Fixed Account.

TRANSFERS OF ACCOUNT VALUE -- You may transfer amounts among the Fixed Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your authorized agent of record or other authorized representative, pursuant to a power of attorney. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.

CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

During those phases of your Policy when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.

WHAT IS A SUB-ACCOUNT TRANSFER?


A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Account Value among the underlying Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that underlying Fund we would need to sell to satisfy all Policy Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Premium Payments allocated to that Sub-Account and determine how many shares of that underlying Fund we would need to buy to satisfy all Policy Owners' "transfer-in" requests.

In addition, many of the underlying Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular underlying Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of an underlying Fund rather than buy new shares or sell shares of the underlying Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the

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owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same underlying Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

ARE THERE ANY CHARGES FOR TRANSFERS AMONG SUB-ACCOUNTS?

Under the Policy, we have the right to assess an Administrative Transfer Fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing Administrative Transfer Fees.

WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?


FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Account Value more than once a Valuation Day.


For Example:

- If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

- If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.

- Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.

- Conversely, if you have $10,000 in Account Value distribution among 10 different Sub-Accounts and you request to transfer the Account Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

- However, you cannot transfer the same Account Value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CALENDAR YEAR (THE "TRANSFER RULE") BY U.S. MAIL, VOICE RESPONSE UNIT, INTERNET, TELEPHONE, SAME DAY MAIL OR COURIER SERVICE. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet, same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

WE MAKE NO ASSURANCES THAT THE TRANSFER RULE IS OR WILL BE EFFECTIVE IN DETECTING OR PREVENTING MARKET TIMING.


THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Policy if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an underlying Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:



UNDERLYING FUND TRADING POLICIES


You are subject to underlying Fund trading policies, if any. We are obligated to provide, at the underlying Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist underlying Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to assist an underlying Fund, to help monitor compliance with that Fund's trading policy.

We are obligated to follow each underlying Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund's trading policy. Please refer to each underlying Fund's prospectus for more information.

Underlying Fund trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.


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-   "Excepted funds" such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.

- A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled Premium Payments, scheduled withdrawals or surrenders, retirement plan Premium Payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,

- Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

- Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the underlying Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by an underlying Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact underlying Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your Beneficiary.

Separate Account investors could be prevented from purchasing underlying Fund shares if we reach an impasse on the execution of an underlying Fund's trading instructions. In other words, an underlying Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.


In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Policy Owner to provide the information. If the Policy Owner does not provide the information, we may be directed by the Fund to restrict the Policy Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Policy will also be precluded from further purchases of Fund shares.



LIMITATIONS ON TRANSFERS FROM THE FIXED ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each policy anniversary, and, if your accumulated value in the Fixed Account exceeds $1,000, the amount transferred from the Fixed Account in any policy year may not exceed 25% of the accumulated value in the Fixed Account on the transfer date. As a result of these restrictions, it can take several years to transfer amounts from the Fixed Account to the Sub-Accounts.


DEFERRAL OF PAYMENTS -- State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest. For policies issued in New York, if we defer payment for more than 10 days, we will pay you interest.

CHANGES TO CONTRACT OR SEPARATE ACCOUNT

MODIFICATION OF POLICY -- The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/or the Separate Account may result in a charge against the

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policy in the future. Charges for other taxes, if any, allocable to the Separate
Account may also be made.

OTHER BENEFITS


DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment choices in accordance with your allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.


You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.


STATIC ASSET ALLOCATION MODELS



This feature allows you to select your portfolio of Funds based on your risk tolerance, time horizon and investment objectives. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Policy ("model portfolios"). These model portfolios are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.



You choose how much of your Account Value you want to invest in this program. You can also combine this program with the Dollar Cost Averaging Program (subject to restrictions). Your investments under the program will be rebalanced at the specified frequency (quarterly, semi-annual or annual) you choose to reflect the model portfolio's original percentages, thereby eliminating imbalances resulting from market movements and/or partial Surrenders. We have no discretionary authority or control over your investment decisions. These model portfolios are based on then available Funds and do not include the Fixed Account. You may participate in only one model portfolio at a time.



You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the model portfolios, and we will not reallocate your Account Value based on those updates. Information on updated model portfolios may be obtained by contacting your Registered Representative. Investment alternatives other than these model portfolios are available that may enable you to invest you Account Value with similar risk and return characteristics. When considering a model portfolio for your individual situation, you should consider your other assets, income and investments in addition to this Policy.


ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can only participate in one model at a time.

IMPACT OF FUND CHANGES ON DCA PROGRAM, ASSET ALLOCATION PROGRAM AND ASSET REBALANCING PROGRAM -- Certain Fund changes may impact these programs. If a Fund (merging Fund) contained in one of these programs merges into another Fund (surviving Fund) and we do not receive alternative instructions from you, we will automatically replace the merging fund with the surviving fund for each of the programs. If a Fund contained in one of these programs is liquidated, unless other instructions are received, we will generally reject the next allocation under the applicable program as "not in good order" and seek alternative instructions.

OPTIONAL SUPPLEMENTAL BENEFITS -- The optional supplemental benefits discussed below are among the options that may be included in a policy by rider, subject to the restrictions and limitations set forth in the rider. The cost for any optional rider you select depends on the issue age, sex, and risk class of the person insured under the policy and the amount of benefit provided by the rider. The maximum cost for the rider will be stated in your policy on the policy specifications pages.

- ESTATE TAX REPEAL BENEFIT RIDER -- This rider allows you to terminate the policy and receive the policy's Account Value without paying applicable Surrender Charges, if there is no federal Estate Tax law in effect during 2011 and we receive your surrender request during the month of January 2011. The amount you receive under this rider is reduced by any outstanding Indebtedness. There is no additional charge for this rider.

- LAST SURVIVOR EXCHANGE OPTION RIDER -- We will exchange your policy for two individual policies on the life of each of the persons insured under the policy. This benefit is subject to the conditions stated in the rider and may be exercised only in the event of divorce, business dissolution or certain changes in the federal tax laws. There is no charge for this rider.

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-   ESTATE PROTECTION RIDER -- We will pay a term insurance benefit on proof of the death of the last surviving insured.

- SINGLE LIFE YEARLY RENEWABLE TERM LIFE INSURANCE RIDER -- We will pay the term life insurance benefit upon proof of death of the insured.

LAST SURVIVOR YEARLY RENEWABLE TERM INSURANCE RIDER -- We will pay the term life insurance benefit upon receipt of proof of death of the last surviving insured. You can add the Last Survivor Yearly Renewable Term Insurance Rider to your policy to increase its Face Amount. Your current charges for your policy with the Last Survivor Yearly Renewable Term Insurance Rider will be lower than the current charges that you would pay for a single policy with an equal Face Amount. However, the Last Survivor Yearly Renewable Term Insurance Rider is not covered by your policy's No-Lapse Guarantee. (Hartford Life and Annuity Insurance Company Policies only.).

Riders may not be available in all states.


SETTLEMENT OPTIONS -- Proceeds from your Policy may be paid in a lump sum or may be applied to one of our settlement options. If the Death Benefit payment is $10,000 or greater, the Beneficiary may elect to establish an interest-bearing draft account ("Safe Haven Account") in the name of the Beneficiary and the proceeds will be held in our General Account. The Beneficiary can write one draft for the total amount of the payment, or keep the money in the General Account and write draft accounts as needed. We will credit interest at a rate determined by us. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit Proceeds to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Account in all states and we reserve the right to discontinue offering it at any time. The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. In most states, if a payment option is not selected, proceeds will be paid to the Safe Haven Account. Your beneficiary may choose a settlement.


FIRST OPTION -- INTEREST INCOME

Payments of interest at the rate we declare (but not less than 3.5% per year) on the amount applied under this option. You may request these payments to be made monthly, quarterly, semi-annually or annually. At any time you may request to receive the lump sum of the money that we are holding.

SECOND OPTION -- INCOME OF FIXED AMOUNT

Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3.5% per year) is exhausted. You may request these payments to be made monthly, quarterly, semi-annually or annually. The final payment will be for the balance remaining.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

An amount payable monthly for the number of years selected, which may be from one to 30 years.

FOURTH OPTION -- LIFE INCOME

LIFE ANNUITY -- An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.

LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.

The policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four payment options. Under the Fourth Option, the amount of each payment will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, we may make payments less often.

The table for the Fourth Option is based on the 1983a Individual Annuity Mortality Table, set back one year and with a net investment rate of 3.5% per annum. The tables for the First, Second and Third Options are based on a net investment rate of 3.5% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

Other arrangements for income payments may be agreed upon.

BENEFITS AT MATURITY -- The scheduled maturity date is the last date on which you may elect to make premium payments. The policy will terminate on the scheduled maturity date and any Cash Surrender Value will be paid to you.

CLASS OF PURCHASERS

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

HOW POLICIES ARE SOLD

We have entered into a distribution agreement with our affiliate, Hartford Equity Sales Company, Inc., ("HESCO"), under which HESCO serves as principal underwriter for the policies

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24

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which are offered on a continuous basis. HESCO is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the FINRA. The principal business address of HESCO is the same as ours.


HESCO has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the policies. We pay compensation to HESCO for sales of the policies by Financial Intermediaries. Polices will be sold by individuals who have been appointed by us as insurance agents and who are registered representative of Financial Intermediaries ("Registered Representative").

We list below types of arrangements that help to incentivize sales people to sell our products. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representative according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive compensation that is based on the type of policy or optional benefits sold.

HARTFORD LIFE INSURANCE COMPANY POLICIES -- We pay commissions that vary with the selling agreements and are based on "Target Premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose and the issue age, gender and underwriting class of the insured. During the first Policy Year, the maximum commission we pay is 45% of the premium up to the Target Premium. The maximum commission for the amount in excess of the Target Premium in the first Policy Year is 4.39%. We also pay an Expense Reimbursement Allowance and an override payment during the first Policy Year. The maximum Expense Reimbursement Allowance and override payment in the first Policy Year is 45% and 9%, respectively of Target Premium. In Policy Years 2 and later, the maximum commission we pay is 13% of Target Premium and 2% on premiums above the Target Premium.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We pay commissions that vary with the selling agreements and are based on "Target Premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose and the issue age, gender and underwriting class of the insured. During the first Policy Year, the maximum commission we pay is 120% of the premium up to the Target Premium. The maximum commission for the amount in excess of the Target Premium in the first Policy Year is 4.97%. In Policy Years 2 and later, the maximum commission we pay is 5% of Target Premium and 3% on premiums above the Target Premium.

Your Registered Representative typically receives a portion of the compensation paid to his or her Financial Intermediary in connection with the policy, depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. A Registered Representative may be required to return all or a portion of the commissions paid if the policy terminates prior to the policy's thirteenth month-a-versary.

Check with your Registered Representative to verify whether your account is a brokerage account or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid by both you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.


- ADDITIONAL PAYMENTS. Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of additional payments among other things to encourage the sale of this Policy. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.

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
     ADDITIONAL
    PAYMENT TYPE                                               WHAT PAYMENT IS USED FOR
--------------------------------------------------------------------------------------------------------------------------------
Asset-based            We pay certain Financial Intermediaries and wholesalers based on the achievement of certain sales or
Commissions            assets under management targets.
Marketing Expense      We pay marketing allowances to Financial Intermediaries to help pay or reimburse sales marketing and
Allowances             operational expenses associated with the policies.
Gifts and              We (or our affiliates) provide any or all of the following: (1) occasional meals and entertainment; (2)
Entertainment          occasional tickets to sporting events; and (3) nominal gifts (not to exceed $100 annually).
Promotional Payments   We (or our affiliates) may pay for: (a) Access: such as one-on-one wholesaler visits; (b) Support: such as hardware and software, operational and systems integration, sales and service desk training, joint marketing campaigns, client or prospect seminar sponsorships, broker-dealer event advertising/participation, sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; and/or sponsorship of due diligence meetings;
                       educational, sales or training seminars, conferences and programs; and, (c) Miscellaneous: such as expense allowances and reimbursements; override payments and bonuses; and/or marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products.
Marketing Efforts      We pay for special marketing and distribution benefits such as: inclusion of our products on Financial
                       Intermediary's "preferred list"; participation in or visibility at national and regional conferences;
                       access to Registered Representatives; links to our website from the Financial Intermediary websites; and
                       articles in Financial Intermediary publications highlighting our products and services.


For the year ended December 31, 2007, Hartford and its affiliates paid approximately $11,800,000 in Additional Payments to Financial Intermediaries in conjunction with the promotion and support of individual life policies.



In addition, for the year ended December 31, 2007, Hartford, HESCO and their affiliate, Hartford Life and Annuity Insurance Company, paid $3,500,000 in Additional Payments to an affiliated Financial Intermediary, Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of Hartford).



As of April 1, 2008, we have entered into arrangements to make Additional Payments to the following Financial Intermediaries: 1st Global, 21st Century Financial, Access Insurance, AG Edwards, AIG, AIM, Aintree Capital, AJF Financial Services, Al Phillips Agency, Allegiance, Alliant Insurance, Alternate Wealth Strategies, American General Securities, Inc., Amerus Life, Amrine Financial Services, Applied Financial Concepts, APS/Best Practices, Arizona State University, Artisa Financial Group, Arvest Asset Management, Asset Preserv. Strategies, AXA, Bank of America, Bank of the West, Bank West Insurance, Banknorth Investment Group, BCG Securities, BDS Financial Service Corp., Beach Financial Services, Belforti Investments, Benco Ins. Svc., Benefit Service Company, BeyCor Insurance, Bison Financial Group, Bisys, Blanksom Agency, Bob Lew & Assoc., Brecek & Young, Brindus Financial Services, Brokerage Resources, Brooke Insurance, C2 Advisors, LLC, Cadaret Grant, Cal National Investments, Capital Analysts, Capital Financial Services, Capital Planning Associates, Cat. Financial Partners, CCO Investments, Cedar Brook Financial, Centara Cap., Centara Capital, Centaurus Financial, Century Wealth Management, Charles Edward Investments, Chen & Chen CPA, Chicago Investment Group, Cipiti & Assoc., CitiGroup/Smith Barney, City Securities, Colonial Bank, Commonwealth, Compass Bank, Compass Financial Directions, Connecta, Cooper Financial Services, Cornerstone Financial Group, Country Club Insurance, Courtland Sec., Covenant Financial Concepts, CPI, Crawford Financial Services, Credit Union Financial Network, Crosswind Strategies, CUNA Mutual, Dave Hils Insurance, David Givnish, CLU, Dawson Financial Group, Denny Wexler Attorney, Economic Concepts, Inc. ("ECI"), Edward Jones, Emerging Money Corporation, Everhart Financial Group, Farm Bureau, Fifth Third, Financial Legacy Group, Financial Network, Financial Network, Financial Planning Association of Rhode Island, First American Insurance Underwriters, First Financial Partners, First Heartland, First Meridian, First Niagra Bank, First Planning, Forester, Fortune Financial Services, Frazier Financial Group, Frenkel Inc., FSC Securities, Genworth Financial, GGS Tax Service, Gill Financial Services, Global Insurance, GLS Financial Consultants, Gregory Financial Services, Grosslight Ins., Gulterert Associates, GWN Securities, H&R Block Financial Advisors, Hamilton Manning, Hammet & Green, Harbour Investments, Hartford Life, Haynes Brokerage Group, Hays Co., Hays Companies, HBW Columbus, HD Vest, Heritage Wealth Consultants, Hilliard Lyons, Himmelstein Financial, Hochman Cohen Torres LLP, Houston Association of Insurance and Financial Advisors, Inc., HR Companies, Hub International, IFMG, IMC Financial Group, Impire Sec. Independence Capital, Independent, Independent Brokers Network (IBN) Financial Services, Inc., Infinex Investments, Insurance Plus, Investlinc Wealth Services, Investors Capital, Investors Capital Corporation, Janney Montgomery Scott (JMS), JL Gottlieb Agency, John Branum Ins. Svcs., Jonathan Hind Financial Group, JP Morgan Chase, Jyot Financial Ins., Key Investment Services, Kirby Insurance, Kohlhase Insurance, L&M Financial Services, L.A. Broker Inc., Lane Financial Strategies and Concepts, Larry Zapp Assoc., LFA, LFCU Financial, Lincoln Financial Advisors, Linsco Private Ledger, M&I (Marshall & Illsey), M&T Securities, M2, LLC, Major Financial Planning, Maloyan Associates, Market Street Advisors, Marketshare


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26

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Financial, Marvin Address & Associates, Maxx Financial Partners, Maynard
Financial Services, Mercer Health, Merian Financial, Merrill Lynch, MML Investment Services, Inc., Monarch Financial Group, Money Concepts, Morgan Keegan, Morgan Stanley, Morris Financial Group, Inc., Multi Financial, Mundial Group, Mutual Service Corp., National Association Insurance Financial Advisors, National City, Navitas Group, Neil Potts Financial Services, Nelson Financial, Netstreet Brokerage, New Generation Insurance Marketing, Inc., New West Insurance, Newbridge Securities, NEXT Financial Group, Niche Marketing, Northwestern Mutual Legends Capital, One Resource Group, One Source Financial Services, Inc., owR Opinion, Palm Assurance Resc., Paragon Financial Group, Parry Financial, Partners of the West, Patrick Casey, CPA, Pension Plan Solutions, PFS, Pierro Law Group, Pinnacle TAXX, Potomac, PrimeVest Financial Services, Principal Financial Group, Princor Financial Services, Private Banker, QA3 Financial Corp., Quality First, Questar Capital, Rakowski, Raymond James & Associates, RBC Dain Rauscher, Redick Financial Group, Resource Strategies Inc., Resunate Inc., Risk Mgmt. Advisors, River City Group, RM Stark & Co., Robert W. Baird, Rosselot Financial, Royal Alliance, Royalton Financial Group, Ryan Beck & Co., Sagemark Consulting, Sammins Inc., San Diego Stock & Bond Association, Sanford Kutash Agency, Sante Fe Wealth, Securities America, Semaphone Holdings, Sergakis Insurance Agency, SGM, Smith & Condeni, Sorbitz & Co., Sotille Insurance, Source Financial, Southland, Stifel Nicolaus & Co., Inc., Strategic Financial Group, Sullivan Curtis Monroe, TD Banknorth, The Rule Group, Thomas McDonald Partners, Thurston, Springer, Miller, Herd, and Titak, Time Financial, Transamerica Life Co., Trapani Dickens & Ass., UBOC Investment Services, Inc., UBS Financial Services, Inc., Unaffiliated Firms, UnionBanc Investment Services, Unisure Ins. Svcs., United Planners Financial, USA Small Business Solution, USI, Valley Insurance Services, Valmark Securities, Wachovia, Washington Mutual, Wells Fargo, WFG/WGS, Windsor, WM Financial Services, Woodbury Financial Services, Woodruff-Sawyer, Workman Securities, World Financial Group, World Group Securities, Yamasaki Ins. Agency, Zebra Financial. Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(I)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Sales Representative is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.


PREMIUMS


APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount.



HARTFORD LIFE INSURANCE COMPANY POLICIES: Policies generally will be issued only on the lives of insureds between the ages of 28 and 85 who supply evidence of insurability satisfactory to us.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES: Policies generally will be issued only on the lives of insureds between the ages of 20 and 85 who supply evidence of insurability satisfactory to us.


Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent. The minimum initial premium is the amount required to keep the policy in force for one month, but not less than $50.

Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. The policy date is the date used to determine all future cyclical transactions on the policy, such as Monthly Activity Date and policy years.


PREMIUM PAYMENT FLEXIBILITY -- You have flexibility as to when and in what amounts you pay premiums. Prior to policy issue, you can choose a planned premium, within a range we determined, based on the Face Amount and the insured's sex (except where unisex rates apply), issue age and risk classification. We will send you premium notices for planned premium. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premium payments automatically deducted monthly from your checking account. The planned premium and payment mode you select are shown on your policy's specifications page. You may change the planned premium at any time, subject to our minimum amount rules then in effect.



After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Account Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, "Lapse and Reinstatement."



You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:



- The minimum premium that we will accept is $50 or the amount required to keep the policy in force.



- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.



-   Any premium payment in excess of $1,000,000 is subject to our approval.



In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). If we receive a subsequent premium

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payment that would cause the Policy to become a MEC, we will follow these procedures:



- If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice. You have 2 weeks from the date of the notice to respond.



- If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, the premium payment will be considered not in good order. We will hold the payment without interest and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.



These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.



In some cases, applying a subsequent premium payment in a policy year could cause your Policy to fail the definition of life insurance. If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the premium payment will be considered not in good order and we will follow these procedures:



- If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will return the excess premium payment to you and await further instructions.



- If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, we will hold the payment without interest and credit the premium payment on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy. The owner will be notified of our action after the premium payment has been credited.


ALLOCATION OF PREMIUM PAYMENTS


Premium payments are not applied to the Policy until they are received in good order at the addresses below or received by us via wire.


INITIAL NET PREMIUM -- During the application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the Fixed Account on the premium allocation form. Any Net Premium received by us in good order prior to the end of the Right to Examine Period, will be allocated to the Hartford Money Market HLS Fund Sub-Account based on the next computed value of the Hartford Money Market HLS Fund Sub-Account. Upon the expiration of the Right to Examine Period, we will automatically allocate the value in the Hartford Money Market HLS Fund to the Fixed Account (if applicable) and the Sub-Accounts according to your premium allocation instructions. (For policies issued by Hartford Life Insurance Company, if your policy was issued as a result of a replacement, we will automatically move the money from the Hartford Money Market HLS Fund Sub-Account to the Sub-Accounts and the Fixed Account based on the instructions in the application 10 days after the policy was issued, not at the end of the Free Look period.)

SUBSEQUENT NET PREMIUMS -- For subsequent Net Premium Payments, you may send allocation instructions to the addresses shown below in accordance with our then current procedures. If you make a subsequent premium payment and do not provide us with allocation instructions, we will allocate the premium payment among the Sub-Accounts and the Fixed Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt by us in good order and will apply only to premium payments received on or after that date. Subsequent premium payments received by us in good order will be credited to your Policy based on the next computed value of a Sub-Account following receipt of your premium payment. Net Premiums allocated to the Fixed Account will be credited to your Policy on the day business day they are received.

You may not exceed twenty (20) investment choices at any given time and the percentage you allocate to each Sub-Account and/or the Fixed Account must be in whole percentages.

HOW TO SEND PREMIUM PAYMENTS:

MAIL

You should send premium payments to the following lockbox address:

The Hartford
PO Box 64273
St. Paul, MN 55164-0273

or


To our Individual Life Operations Center at:
The Hartford
500 Bielenberg Drive
Woodbury, MN 55125


WIRE


You may also arrange to pay your premium payments by wire. To wire payments call 1-800-231-5453 or email LifeService@Hartfordlife.com.



Mailed premium payments not sent to either of the addresses stated above will be considered not in good order. We will reroute the payment and apply it on the Valuation Date when it is received at the correct location and is determined to be in good order.


You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will

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28

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show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for your policy.


If your most recent premium allocation instructions include a Fund (merging
Fund) that has been merged into another Fund (surviving Fund) and we do not receive alternative instructions, we will allocate the premium among the Sub-Accounts and the Fixed Account based on your most recent allocation instructions, except that we will apply the premium that would have been allocated to the merging Fund to the surviving Fund. If your most recent premium allocation instructions include a Fund that has been liquidated, generally, unless we receive alternative instructions, we will reject the premium as "not in good order" and seek alternative instructions. Please note that if your most recent allocation instructions include a Fund that we merged or liquidated and your premium payments are made through ACH (wire service), we will reject that premium payment as "not in good order" and seek alternative instructions.


If you mail or fax us a transfer or premium payment request with premium allocation or transfer instructions and those premium allocation or transfer instructions request that a premium or policy value be allocated to a Fund that has been merged or liquidated, we will reject that request as "not in good order" and seek alternative instructions.

ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

The number of accumulation units in each Sub-Account to be credited to a policy (including the initial allocation to the Hartford Money Market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a policy, (i.e, with respect to determining Account Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment) will be made on the date the request or payment is received by us in good order at the Individual Life Operations Center, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day. Requests for Sub-Account transfers or premium payments received on any Valuation Day in good order after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.

ACCOUNT VALUES -- Each policy will have an Account Value. There is no minimum guaranteed Account Value.

The Account Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy's Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Account Value equals the policy's value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy's Cash Value is equal to the Account Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven calendar days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

DEATH BENEFITS AND POLICY VALUES

DEATH BENEFIT -- Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the last surviving insured. Your policy will be effective on the policy Date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible

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                                                                          29

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after the death of either insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid
Monthly Deduction Amount occurring during a grace period. The death benefit depends on the death benefit option you select, the minimum death benefit provision, and whether or not the Death Benefit Guarantee is in effect.

DEATH BENEFIT OPTIONS -- There are three death benefit options: the Level Death Benefit Option ("Option A"), the Return of Account Value Death Benefit Option ("Option B") and the Return of Premium Death Benefit Option ("Option C"). Subject to the minimum death benefit described below, the death benefit under each option is as follows:

-   Under Option A, the current Face Amount.

- Under Option B, the current Face Amount plus the Account Value on the date we receive due proof of the last surviving insured's death.

- Under Option C, the current Face Amount plus the lesser of: (a) the sum of the premiums paid; or (b) $5 million.

DEATH BENEFIT OPTION CHANGES -- You may change your death benefit option. You must notify us of the change in writing. You may change Option C or Option B to Option A. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change. You may change Option A to Option B. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, reduced by the then-current Account Value. Any resulting decrease in the Face Amount may be subject to a partial surrender charge.

MINIMUM DEATH BENEFIT -- The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and each insured's issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.

EXAMPLES OF MINIMUM DEATH BENEFIT:

                                                              A           B
--------------------------------------------------------------------------------
 Face Amount                                                $100,000    $100,000
 Account Value                                                46,500      34,000
 Specified Percentage                                           250%        250%
 Death Benefit Option                                          Level       Level

In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee of 1/12 of $1 per $1,000 of each increase per month for the first twelve months from the effective date of each increase. This amount will not be less than 1/12 of $500 but not greater than 1/12 of $3,000.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than that specified in our minimum rules then in effect. If during the surrender charge period, you decrease your Face Amount to an amount lower than it has ever been, a partial surrender charge will be assessed.

If you elect to decrease your Face Amount, the decrease will result in an overall reduction of charges because the amount of insurance coverage has decreased. However, the rate of charges will remain the same.

The surrender charge assessed will be:

- the surrender charge applicable to the then current policy year, if any; multiplied by

-   the percentage described below.

The percentage will be determined by:

-   subtracting the new Face Amount from the lowest previous Face Amount; and

-   dividing that difference by the lowest previous Face Amount.


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The surrender charge assessed will be deducted from your Account Value on the
Monthly Activity Date on which the decrease becomes effective. We will also reduce the surrender charges applicable to future policy years and provide you a revised schedule of surrender charges.

CHARGES AND POLICY VALUES -- Your policy values decrease due to the deduction of policy charges. Policy values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your account value may have an effect on your death benefit. If your policy lapses, the policy terminates and no death benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY

SURRENDER -- Provided your policy has a Cash Surrender Value, you may surrender your policy to us. In such case you may be subject to a surrender charge, see "Surrender Charge." We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date we receive your request in writing, or the date you request your surrender, whichever is later.

WITHDRAWALS -- One withdrawal is allowed per calendar month. Withdrawals may be subject to a surrender charge, see "Surrender Charge." You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum partial withdrawal is the Cash Surrender Value, minus $1,000. If the death benefit option then in effect is Option A or Option C, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. You may be assessed a charge of up to $10 for each partial withdrawal.

LOANS


AVAILABILITY OF LOANS -- At any time while the Policy is in force and has a Cash Surrender Value, You may obtain a loan from Us. We will hold the Policy as sole security for repayment of any such loans taken. We may defer granting a loan, for the period permitted by law but not more than six months, unless the loan is to be used to pay premiums on any policies You have with Us. The minimum loan amount that we will allow is $500. In Tennessee, there is no minimum.


When you take a loan, an amount equal to the loan is transferred from your investment choices to the Loan Account as collateral.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the policy will then go into default. See "Lapse and Reinstatement."

PREFERRED INDEBTEDNESS -- If, at any time after the tenth (10th) policy anniversary, your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness, if any. The maximum amount of preferred Indebtedness is the amount by which the Account Value exceeds the total premiums paid and is determined on each Monthly Activity Date.

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force and either of the insureds' is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated. All loan repayments must be clearly marked as such. Any payment not clearly marked as a loan repayment will be considered to be a premium payment.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.5%.

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INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the
Indebtedness at the policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed Account and the Sub-Accounts to the Loan Account on a pro rata basis.

POLICY LOAN RATES -- The table below shows the interest rates we will charge on your Indebtedness.

                                              PORTION OF      INTEREST RATE CHARGED
          DURING POLICY YEARS                INDEBTEDNESS       EQUALS 3.5% PLUS:
-----------------------------------------------------------------------------------
                  1-10                           All                  2%
              11 and later                    Preferred               0%
                                            Non-Preferred             1%

LAPSE AND REINSTATEMENT

POLICY DEFAULT AND LAPSE -- Your Policy will be in default on any Monthly Activity Date on which either:

-   The Account Value is not sufficient to cover the Monthly Deduction Amount;
    or

-   The Indebtedness exceeds the Cash Value.

If the policy goes into default, we will send you a lapse notice warning you that the policy is in danger of terminating.

That lapse notice will tell you the minimum premium required to keep the policy from terminating. The minimum premium will be no greater than an amount that results in a Cash Surrender Value equal to the three Monthly Deduction Amounts as of the date your policy goes into default. That notice will be mailed both to you, and any assignee, on the first day the policy goes into default, at your last known address.

GRACE PERIOD -- We will keep your policy inforce for the 61 day period following the date your policy goes into default. We call that period the policy Grace Period. However, if we have not received the required premiums (specified in your lapse notice) by the end of the policy Grace Period, the policy will terminate unless the Death Benefit Guarantee is in effect. If the last surviving insured dies during the Grace Period, we will pay the death benefit.

DEATH BENEFIT GUARANTEE -- The policy will remain in force at the end of the policy Grace Period as long as the Death Benefit Guarantee is available, as described below.

The Death Benefit Guarantee is available so long as:

-   the policy is in the Death Benefit Guarantee Period; and

- on each Monthly Activity Date during that period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, equal or exceed an amount known as the Cumulative Death Benefit Guarantee Premium.

The Death Benefit Guarantee Period is determined at issue, based on each insured's age, sex and risk classification. Some states may limit the maximum length of the Death Benefit Guarantee Period. In New York, this provision is referred to as the "No-Lapse Guarantee." The Cumulative Death Benefit Guarantee Premium is the premium required to maintain the Death Benefit Guarantee.

If the Death Benefit Guarantee is available and you fail to pay the required premium as defined in your lapse notice by the end of the policy grace period, the Death Benefit Guarantee will then go into effect. The policy will remain in force, however:

-   all riders will terminate;

-   the Death Benefit Option becomes Level;

-   The Face Amount will be reduced to the Death Benefit Guarantee Amount; and

-   Any future scheduled increases in the Face Amount will be canceled.

The Death Benefit Guarantee Amount is the amount selected by you at the time you apply for the policy. It is the death benefit while the Death Benefit Guarantee is in effect.

As long as the policy remains in default and the Death Benefit Guarantee is available, the Death Benefit Guarantee will remain in effect on each subsequent Monthly Activity Dates. You may be required to make premium payments to keep the Death Benefit Guarantee available, as described above.

If during the Death Benefit Guarantee Period, the Face Amount is decreased below the current Death Benefit Guarantee Amount, the Death Benefit Guarantee Amount will become the new Face Amount. A new monthly Death Benefit Guarantee Premium will be calculated. We will send you a notice of the new Monthly Death Benefit Guarantee Premium, which will be used in calculating the Cumulative Death Benefit Guarantee Premium in subsequent months.

DEATH BENEFIT GUARANTEE GRACE PERIOD -- If, on each Monthly Activity Date during the Death Benefit Guarantee Period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, do not equal or exceed the Cumulative Death Benefit Guarantee Premium on that date, a Death Benefit Guarantee Grace Period of 61 days will begin. We will mail to you and any assignee a notice. That notice will warn you that you are in danger of losing the Death Benefit Guarantee and will tell you the amount of premium you need to pay to continue the Death Benefit Guarantee.

32

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The Death Benefit Guarantee will be removed from the policy if the required premium is not paid by the end of the Death Benefit Guarantee Grace Period. You will receive a written notification of the change and the Death Benefit Guarantee will never again be available or in effect on the policy. If the Death Benefit Guarantee was in effect, the policy will terminate at the end of the Death Benefit Guarantee Grace Period.

Loss of the Death Benefit Guarantee at the end of the Death Benefit Guarantee Grace Period does not automatically cause the policy to terminate; however the policy will terminate if the continued existence of the Death Benefit Guarantee was what was preventing the policy from terminating.

REINSTATEMENT -- Unless the policy has been surrendered for its Cash Surrender Value, the policy may be reinstated prior to the maturity date, provided:

- the insureds alive at the end of the grace period are also alive on the date of reinstatement;

- You make your request in writing within five years from the date the policy lapsed;

-   You submit to us satisfactory evidence of insurability;

-   any policy Indebtedness is repaid or carried over to the reinstated policy;
    and

- You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (2) keep your policy in force for three months after the date of reinstatement.

If the policy lapse occurs because the Account Value is not sufficient to cover the Monthly Deduction Amount, then the Account Value on the reinstatement date equals:

-   The Cash Value on the date of policy termination; plus

- Net Premiums attributable to premiums paid at the time of policy reinstatement; minus

-   The Monthly Deduction Amounts that were due and unpaid during the Grace
    Period.

If the policy lapse occurs because the Indebtedness exceeds the Cash Value, then the Account Value on the reinstatement date equals:

-   The Cash Value on the date of policy termination; plus

- Net Premiums attributable to premiums paid at the time of policy reinstatement; minus

- The Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus

-   The Surrender Charge at the time of reinstatement.

The Surrender Charge, if any, that will be assessed upon the surrender of any reinstated policy, will be calculated based on the policy duration from the original Policy Date and as though the policy had never lapsed.

FEDERAL TAX CONSIDERATIONS


IRS CIRCULAR 230 NOTICE: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax advisor.


INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Life Insurance Purchases by Nonresident Aliens and Foreign Entities," regarding life insurance purchases by non-U.S. Persons.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of a life insurance contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification requirements or falls within a potentially adverse and/or broad tax definition or tax classification (e.g., for a deferred

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compensation or split-dollar arrangement). In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves based on the policy.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the policies. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY


For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. However, there are exceptions to this general rule. For example, the death benefit will be taxable in the case of a transfer-for-value, unless certain exceptions apply. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the
Section 7702 requirements.


Although we believe that the Last Survivor Policies are in compliance with
Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor life insurance policy will meet the Section 7702 definition of a life insurance contract.


At the time We issue the Policy, You must irrevocably elect one of the following tests to qualify the Policy as life insurance under section 7702 of the Code:
(a) the cash value accumulation test; or (b) the guideline premium and cash value corridor test.



Under the cash value accumulation test, a Policy's Death Benefit must be large enough to ensure that the Policy's Account Value is never larger than the net single premium that is needed to fund future benefits under the Policy. The net single premium under the Policy varies according to the age(s), sex(es) and underwriting class(s) of the insured(s) and is calculated in accordance with section 7702 and used to determine the minimum death benefit percentages stated in the Policy.



The guideline premium and cash value corridor test is made up of two components, each of which must be satisfied in order to qualify as life insurance under section 7702. Under the guideline premium portion of the test, the total premiums you pay cannot exceed your Policy's guideline premium limit. The guideline premium limit is the greater of the guideline single premium or the sum of the guideline level premiums to date. Under the cash value corridor portion of the test, the Policy's Death Benefit may not be less than the Policy Account Value multiplied by the minimum death benefit percentages set forth in section 7702 (and stated in the Policy).


There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner unless the policy is a modified endowment contract. There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such transactions.

34

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During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The Last Survivor Exchange Option Rider permits, under limited circumstances, a policy to be split into two individual policies on the life of each of the insureds. A policy split may have adverse tax consequences. It is unclear whether a policy split will be treated as a nontaxable exchange or transfer under the Code. Unless a policy split is so treated, among other things, the split or transfer will result in the recognition of taxable income on the gain in the policy. In addition, it is unclear whether, in all circumstances, the individual policies that result from a policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences of a policy split.

The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the last surviving insured. If the maturity date of the policy is extended by rider, we believe the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

DIVERSIFICATION REQUIREMENTS

The Code requires that each sub-account of the Separate Account supporting your policy be adequately diversified. Code Section 817(h) provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of a segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for income tax deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts and other permitted entities.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be

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treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS

Under existing provisions of the Code, increases in a policy owner's contract value are generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If there is a total withdrawal from the policy, then the surrender value will be includable in the policy owner's income to the extent that the amount received exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a total withdrawal, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or loans or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that satisfies the Section 7702 definition of a life insurance contract and either
(i) fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, where the death benefit is payable only upon the death of a surviving insured individual, if there is a reduction in benefits under the policy at any time, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the date of issue. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is generally excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the last surviving insured dies, the death proceeds will generally be includable in the policy owner's estate for pur

36

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poses of federal estate tax if the last surviving insured owned the policy. If the policy owner was not the last surviving insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the last surviving insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX -- GENERALLY

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

EMPLOYER-OWNED LIFE INSURANCE, NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES


Effective for all "employer-owned life insurance contracts" issued after August 17, 2006 (including contracts issued before August 18, 2006 but materially modified on or after such date), Section 101(j) provides that death benefits from an "employer-owned life insurance contract" are subject to federal income tax in excess of premiums and other amounts paid, unless certain notice and consent requirements are satisfied and an exception under Section 101(j) applies.


An "employer-owned life insurance contract" is defined as a life insurance contract which --

(i) is owned by a person engaged in a trade or business ("policyholder") under which the policyholder (or a related person) is directly or indirectly a beneficiary under the contract, and

(ii) covers the life of an insured who is an employee with respect to the trade or business of the policyholder. For these purposes, the term "employee" means all employees, including officers and highly compensated employees, as well as directors.

Notice and consent is generally satisfied if, before the contract is issued, the employee --

- is notified in writing that the policyholder intends to insure the employee's life and the maximum face amount for which the employee could be insured at the time the contract was issued,

- provides written consent to being insured under the contract and that such coverage may continue after the insured terminates employment, and

- is informed in writing that the policyholder (or a related party) will be a beneficiary of any proceeds payable upon the death of the employee.

If the notice and consent requirements are met, the death benefit of an employer-owned life insurance contract will not be taxable if an exception under
Section 101(j) applies. Section 101(j) provides exceptions based on the insured's status (e.g., a director or certain highly compensated employees or an insured who was an employee at any time within the 12-month period before the insured's death) with respect to the policyholder, as well as exceptions for death benefit amounts paid to certain of the insured's heirs (e.g., the insured's estate or any individual who is the designated beneficiary of the insured under the contract (other than the policyholder)).


Section 6039I imposes annual reporting and recordkeeping requirements on employers that own one or more employer-owned life insurance contracts (e.g., see IRS Form 8925, Report of Employer-Owned Life Insurance Contracts).


If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules.

Increases in the Investment Value of a contract may be considered in the determination of the corporate alternative minimum tax ("AMT") income. Death benefit proceeds in excess of AMT basis may be included in the computation of AMT income.

Prior to purchasing a life insurance contract, a trade or business should consult with a qualified tax advisor.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN ENTITIES

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies and required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prior to purchasing a life insurance contract, nonresident aliens and foreign entities should consult with a qualified tax advisor.

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SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a life insurance contract is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Internal Revenue Code ("Qualified Plan") for the benefit of participants covered under the plan, the federal and state income and estate tax treatment of such policies will be somewhat different from that described this section. The purchase may also affect the qualified nature of the plan.

The plan participant of a Qualified Plan must recognize the economic benefit of the insurance protection as income each year. The amount of economic benefit is measured by an IRS Table (currently Table 2001) or by a one-year term product of the insurer that meets specific IRS parameters outlined in IRS Notice 2002-8.

The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. When life insurance is purchased within a Qualified Plan, the amount that is received income tax free is the difference between the face amount and the cash surrender value, but only to the extent that the participant has properly recognized into income the appropriate amount of economic benefit.

A Qualified Plan is subject to the so called "incidental benefit rules." A Qualified Plan is permitted to hold life insurance, so long as the life insurance coverage is "incidental" to the primary purpose of the plan and the plan document permits the purchase of life insurance. Life insurance coverage is considered "incidental" if less than 50 percent of the contributions can be used to purchase whole life insurance. Generally, for term, universal or variable life insurance, no more than 25 percent of such contributions may be used. The "incidental benefit" rules may also be satisfied if the death benefit does not exceed 100 times the participant's anticipated monthly normal retirement benefit. If the Qualified Plan does not comply with the incidental benefit rules, it may be subject to adverse tax consequences.

In April 2005, the Treasury Department and the IRS issued Rev. Proc. 2005-25 which discusses the valuation of life insurance policies within the context of Qualified Plans and Sections 83 and 79 of the Internal Revenue Code. In August of 2005, the Treasury Department issued final regulations clarifying that a life insurance policy transferred out of a Qualified Plan must be taxed at its full fair market value. The preamble to the final regulations states that taxpayers may rely on the safe harbor method for computing full fair market value discussed in Rev. Proc. 2005-25.

Distributions from Qualified Plans are generally subject to ordinary income tax, and if taken prior to age 59 1/2, a 10% federal tax penalty may apply to amounts distributed from the Qualified Plan. Also, distributions from a Qualified Plan generally are subject to federal income tax withholding requirements.

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974 as amended ("ERISA").

Purchasers of life insurance in a Qualified Plan should consult a qualified tax advisor to ensure that they comply with these complex rules and understand the federal and state income and estate tax treatment of such policies.

LEGAL PROCEEDINGS


There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future legal proceeding or regulatory action, we do not expect any of these actions to result in a material adverse effect on the Company or its Separate Accounts.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner's ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

FINANCIAL STATEMENTS

We have included the statutory financial statements for the Company and the Separate Account in the Statement of Additional Information (SAI). To receive a copy of the SAI free of charge, call your registered representative or write to us at:

The Hartford
P.O. Box 2999
Hartford, CT 06104-2999


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38

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GLOSSARY OF SPECIAL TERMS

ACCOUNT VALUE: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.

CASH SURRENDER VALUE: the Cash Value less all Indebtedness.

CASH VALUE: the Account Value less any applicable Surrender Charges.

COMPANY (ISSUING COMPANY): Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. The name of the company that issues your policy appears on the policy and is determined primarily by the state where you purchased the policy.

CUMULATIVE DEATH BENEFIT GUARANTEE PREMIUM: the premium required to maintain the Death Benefit Guarantee. Initially, the Cumulative Death Benefit Guarantee Premium is the Death Benefit Guarantee Premium. On each Monthly Activity Date thereafter, the Cumulative Death Benefit Guarantee Premium is: (a) the Cumulative Death Benefit Guarantee Premium on the previous Monthly Activity Date; plus (b) the current Death Benefit Guarantee Premium.

DEATH BENEFIT GUARANTEE AMOUNT: a benefit amount selected by you at the time you apply for the policy. This is the death benefit that will apply to your policy while the Death Benefit Guarantee is in effect.

DEATH BENEFIT GUARANTEE PREMIUM: the amount of monthly premium required to keep the Death Benefit Guarantee available, as shown in the policy's specification page, and used to calculate the Cumulative Death Benefit Guarantee Premium.


DESIGNATED ADDRESS: Our address for receiving premium payments and other policyholder requests.




The Designated Address for sending premium payments is The Hartford, P.O. Box 64273, St. Paul, MN 55164-0273 or to our Individual Life Operations Center at The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.




The Designated Address for sending all other policy holder transactions is to our Individual Life Operations Center at The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.



FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

FIXED ACCOUNT: part of our general account to which all or a portion of the Account Value may be allocated.

FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.

GOOD ORDER: means all necessary documents and forms are complete and in our possession.

INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

LOAN ACCOUNT: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

MATURITY DATE: The date on which on policy matures and your policy terminates.

MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM: the amount of premium credited to Account Value. It is premium paid minus the sales load and premium tax charge.

PRO RATA BASIS: an allocation method based on the proportion of the Account Value in the Fixed Account and each Sub-Account.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.

SUB-ACCOUNT: a subdivision of the Separate Account.

SURRENDER CHARGE: a charge that may be assessed if you surrender your policy or the Face Amount is decreased.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading.

WE, US, OUR: Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

YOU, YOUR: the owner of the policy.


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WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information, which is considered a part of this Prospectus because it is incorporated by reference, contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it. You can contact your financial adviser for a personalized illustration of policy fees and charges, free of charge.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 100 F Street, NE, Room 1580, Washington, DC 20549. Copies of documents filed with the SEC may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section. Please call the SEC at 202-551-8090 for further information. Our SEC filings are also available to the public at the SEC's website at http://www.sec.gov.

811-07271


811-07273

                                     PART B

HARTFORD LIFE INSURANCE COMPANY

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STATEMENT OF ADDITIONAL INFORMATION (PART B)
HARTFORD SELECT LEADERS LAST SURVIVOR
VARIABLE UNIVERSAL LIFE INSURANCE
SEPARATE ACCOUNT VL II
HARTFORD LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.


DATE OF PROSPECTUS: MAY 1, 2008.



DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2008.

2                                            HARTFORD LIFE INSURANCE COMPANY

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TABLE OF CONTENTS

                                                                           PAGE
--------------------------------------------------------------------------------
GENERAL INFORMATION AND HISTORY                                                3
SERVICES                                                                       3
EXPERTS                                                                        3
DISTRIBUTION OF THE POLICIES                                                   3
ADDITIONAL INFORMATION ABOUT CHARGES                                           4
PERFORMANCE DATA                                                               4
FINANCIAL STATEMENTS                                                           5

HARTFORD LIFE INSURANCE COMPANY                                            3

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GENERAL INFORMATION AND HISTORY

HARTFORD LIFE INSURANCE COMPANY ("HARTFORD") -- Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999.

Hartford Life Insurance Company is controlled by Hartford Life and Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

SEPARATE ACCOUNT VL II was established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2007 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 20, 2008 and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account VL II (the "Account") as of December 31, 2007, and the related statements of operations and changes in net assets for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 20, 2008, which reports are both included in this Statement of Additional Information. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


DISTRIBUTION OF THE POLICIES


Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and offers the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").



Hartford currently pays HESCO underwriting commissions for its role as Principal Underwriter of all policies offered through this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HESCO in its role as Principal Underwriter has been: 2007: $2,199,880; 2006:
$1,537,327; and 2005: $1,342,384. HESCO did not retain any of these commissions.


HESCO enters into sales agreements with registered broker-dealers, financial institutions and other parties ("Financial Intermediaries"). The policies are sold by salespersons who represent Hartford as insurance agents and who are registered representatives ("Sales Representatives") of HESCO or certain other registered broker-dealers who have entered into sales agreements with HESCO.

Financial Intermediaries are compensated according to a schedule in the sales agreement and are subject to any rules or regulations that apply to variable life insurance compensation. This compensation is usually paid from sales charges described in the Prospectus. The compensation generally consists of commissions and may involve other types of payments that are described more fully in the prospectus.

4                                            HARTFORD LIFE INSURANCE COMPANY

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ADDITIONAL INFORMATION ABOUT CHARGES

SALES LOAD -- The front-end load under the policies may be used to cover expenses related to the sale and distribution of the policies. Refer to prospectus for applicable sales load.

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds between the ages of 28 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent.


Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. For preferred and standard risks, the cost of insurance rate will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.


INCREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee of 1/12 of $1 per $1,000 of each increase per month for the first 12 months from the effective date of each increase. This amount will not be less than 1/12 of $500 but not greater than 1/12 of $3,000.

PERFORMANCE DATA

Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the surrender charge, unamortized tax charge, cost of insurance charge, mortality and expense risk charge, tax expense charge, annual maintenance fee, and the administrative charge. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

HARTFORD LIFE INSURANCE COMPANY                                            5

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FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

                                     PART A

STAG VARIABLE LIFE LAST SURVIVOR II

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES ISSUED BY:

HARTFORD LIFE INSURANCE COMPANY -- HARTFORD LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VL II OR

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL II
P.O. BOX 2999
HARTFORD, CONNECTICUT 06104-2999

TELEPHONE: (800) 231-5453


PROSPECTUS DATED MAY 1, 2008


                                                             [THE HARTFORD LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus describes information you should know before you purchase Series II of the Stag Variable Life Last Survivor II variable life insurance policy (policy). This prospectus describes two policies (one issued by Hartford Life Insurance Company and one issued by Hartford Life and Annuity Insurance Company). Refer to your policy to identify which policy you own. Please read it carefully before you purchase your variable life insurance policy. Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy. Some policy features may not be available in some states.

Stag Variable Life Last Survivor II is a contract between you and Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. Hartford Life and Annuity Insurance Company does not solicit or issue insurance products in New York. Refer to the first page of your Policy for the name of the issuing company. The issuing company referred to in this prospectus as The Company. You agree to make sufficient premium payments to us, and we agree to pay a death benefit to your beneficiary. The policy is a last survivor flexible premium variable life insurance policy. It is:

X Last survivor, because we pay a death benefit after the death of the last surviving insured.


X Flexible premium, generally, you may decide when to make premium payments and in what amounts.


X Variable, because the value of your life insurance policy will fluctuate with the performance of the Sub-Accounts you select and the Fixed Account.

You must allocate your Premium Payment to "Sub-Accounts." The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors ("Funds"). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This policy offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Hartford Series Fund, Inc., Hartford Series Fund II, Inc., Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, Putnam Variable Trust, The Universal Institutional Funds, Inc. and Van Kampen Life Investment Trust. The Funds are described in greater detail in "The Funds" section of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The policy and its features may not be available for sale in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance policy with this policy may not be to your advantage.


This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov). Prospectuses for the Underlying Funds can be obtained from your financial professional or by logging on to www.hartfordinvestor.com. The prospectuses contain detailed information, including risks, charges and fees, so please read it carefully before you invest or send money.


This life insurance policy IS NOT:

-   a bank deposit or obligation;

-   federally insured; or

-   endorsed by any bank or governmental agency.

2

-------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                          PAGE
--------------------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                                  3
FEE TABLES                                                                     5
  Hartford Life Insurance Company                                              5
  Harford Life and Annuity Insurance Company                                   7
ABOUT US                                                                      16
  The Insurance Companies                                                     16
  The Separate Accounts                                                       16
  The Funds                                                                   16
  The Fixed Account                                                           22
CHARGES AND DEDUCTIONS                                                        23
YOUR POLICY                                                                   25
PREMIUMS                                                                      33
DEATH BENEFITS AND POLICY VALUES                                              35
MAKING WITHDRAWALS FROM YOUR POLICY                                           36
LOANS                                                                         37
LAPSE AND REINSTATEMENT                                                       37
FEDERAL TAX CONSIDERATIONS                                                    39
LEGAL PROCEEDINGS                                                             44
RESTRICTIONS ON FINANCIAL TRANSACTIONS                                        44
FINANCIAL STATEMENTS                                                          44
GLOSSARY OF SPECIAL TERMS                                                     45
WHERE YOU CAN FIND MORE INFORMATION                                           46

-------------------------------------------------------------------------------

SUMMARY OF BENEFITS AND RISKS

This section contains a summary of the benefits available under the policy and the principal risks of purchasing the policy. It is only a summary and you should read the entire prospectus.

Please note that this prospectus describes two policies (one issued by Hartford Life Insurance Company and one issued by Hartford Life and Annuity Insurance Company); the material differences in these policies are described throughout this prospectus.

BENEFITS OF YOUR POLICY

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.


DEATH BENEFIT -- While the policy is in force and when the last surviving insured dies, we pay a death benefit to your beneficiary. However, your death benefit will never be less than the Minimum Death Benefit. See Death Benefits and Policy Values. You select one of three death benefit options:


-   LEVEL OPTION: The death benefit equals the current Face Amount.

- RETURN OF ACCOUNT VALUE OPTION: The death benefit is the current Face Amount plus the Account Value of your policy;

- RETURN OF PREMIUM OPTION: The death benefit is the current Face Amount plus the total of your premium payments, however, it will be no more than the current Face Amount plus $5 million.

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.

DEATH BENEFIT GUARANTEE -- Generally, your death benefit coverage will last as long as there is enough value in your policy to pay for the monthly charges we deduct. Since this is a variable life policy, values of your policy will fluctuate based on the performance of the underlying investment options you have chosen. Without the Death Benefit Guarantee, your policy will lapse if the value of your policy is insufficient to pay your monthly charges. However, when the Death Benefit Guarantee feature is in effect, the policy will not lapse, regardless of the investment performance of the underlying funds.

When you apply for the policy you choose what percentage of the total face amount will be covered by the Death Benefit Guarantee. The Death Benefit Guarantee period is the maximum number of policy years that the Death Benefit Guarantee is available on the policy. The Death Benefit Guarantee period is individualized based on the issue ages, sexes and risk classes of the insureds and is specified in the policy. The Death Benefit Guarantee Premium is not a charge but a funding level that is required to keep the Death Benefit Guarantee available. In order to maintain the Death Benefit Guarantee feature, the cumulative premiums paid into the policy, less withdrawals and indebtedness, must exceed the Cumulative Death Benefit Guarantee Premium.

INVESTMENT OPTIONS -- You may invest in up to 20 different investment choices within your policy, from the available investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.

PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

RIGHT TO EXAMINE YOUR POLICY -- You have a limited right to return the policy for cancellation after purchase. See "Your Policy and Contract Rights -- Right to Examine a Policy.".

WITHDRAWALS -- You may take money out of your policy once a month, subject to certain minimums. (See "Risks of Your Policy," below).


LOANS -- You may use this policy as collateral to obtain a loan from Us.


SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.

OPTIONAL COVERAGE -- You may add other coverages to your policy. See "Your Policy -- Other Benefits."

SURRENDER -- You may surrender your policy at any time prior to the maturity date for its Cash Surrender Value. (See "Risks of your Policy," below). Surrenders may also be subject to a Surrender Charge.

TAX BENEFITS -- In most cases, you are not taxed on earnings until you take earnings out of the policy (commonly known as "tax-deferral"). The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit.

RIDERS -- You may select from a variety of riders.

RISKS OF YOUR POLICY

This is a brief description of the principal risks of the policy.

INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. Charges and fees may have a significant impact on policy Account Value and the investment performance of the Sub-Accounts (particularly with policies with lower Account Value). A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund's prospectus. You should read the prospectus of each Fund before investing.

4

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UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.

WITHDRAWAL LIMITATIONS -- You are limited to one withdrawal per month. Withdrawals will reduce your Policy's death benefit, may increase the risk of policy lapse, may result in a partial surrender charge and may be subject to a withdrawal charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy's Account Value, and will reduce the death proceeds.


ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. Under certain circumstances, your policy may become a modified endowment policy under federal tax law. If these circumstances were to occur, loans and other pre-death distributions are includable in gross income on an income first basis, and may be subject to a 10% penalty (unless you have attained age 59 1/2). There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. You should consult with a tax adviser before taking steps that may affect whether your policy becomes a modified endowment policy. See "Federal Tax Considerations."


TAX LAW CHANGES -- Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected benefits of purchasing this policy.

CREDIT RISK -- Any Death Benefit guarantee provided by the policy or any rider and the Fixed Account obligations depend on the Company's financial ability to fulfill its obligations. You should review the Company's financial statements which are available upon request and are attached to the Statement of Additional Information (SAI).

INCREASE IN CURRENT FEES AND EXPENSES -- Certain policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

-------------------------------------------------------------------------------

FEE TABLES -- HARTFORD LIFE INSURANCE COMPANY

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your policy.

TRANSACTION FEES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Front-end Sales Load  When you pay premium.                     Maximum Charge: 8% of each premium payment
(1)
Tax Charge on         When you pay premium.                     A percent of premium which varies by your state and municipality of
Premium Payments                                                residence. The range of tax charge is generally between 0% and 4%.
                                                                This rate will change if your state or municipality changes its premium tax charges. It may change if you change your state or municipality of residence.
Surrender Charge (2)  When you surrender your policy during     Minimum Charge
                      the first nine policy years.              $3.115 per $1,000 of the initial Face Amount in the first policy
                      When you make certain Face Amount         year for two 20-year-old female preferred non- nicotine.
                      decreases during the first nine policy    Maximum Charge
                      years.                                    $111.3595 per $1,000 of the initial Face Amount in the first policy
                      When you take certain withdrawals during  year for two 85-year-old male standard nicotine.
                      the first nine policy years.              Charge for a representative insured
                                                                $15.7864 per $1,000 of the initial Face Amount in the first policy year for a 59-year-old male standard non-nicotine and a 65-year-old female standard non-nicotine.
Face Amount Increase  Each month for 12 months beginning on     Maximum Charge: $1 per $1,000 of unscheduled increase in the Face
Fee (3)               the effective date of any unscheduled     Amount (deducted on a monthly basis at a rate of 1/12 of $1 per
                      increase in Face Amount you request.      month per $1,000 of unscheduled increase in the Face Amount).
Transfer Fees         When you make a transfer after the first  Maximum Charge: $25 per transfer.*
                      transfer in any month.
Withdrawal Charge     When you take a withdrawal.               Maximum Charge: $10 per withdrawal.


(1) The maximum Front-end Sales Load is 8.0% of each premium payment in Policy Years 1 through 3 and 4.0% of each premium payment in Policy Years 4 and later.

(2) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(3)  This fee will not be less than $500 or more than $3,000.

*   Not currently being assessed.

6

-------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (1)                                                     $0.0001 per $1,000 of the net amount at risk for two 20-year-old female preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $2.6833 per $1,000 of the net amount at risk for two 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.0043 per $1,000 of the net amount at risk for a 56-year-old male preferred non-nicotine and a 54-year-old female preferred
                                                                non-nicotine in the first policy year.
Mortality and         Monthly.                                  Minimum Charge
Expense Risk Charge                                             (a) 0.75% per year of the Sub-Account accumulated value in the first
(which is the sum of                                            policy year (deducted on a monthly basis at a rate of 1/12 of
both (a) and (b))                                               0.75%); plus
(1)                                                             (b) $2.172 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.181 per month) during the first policy year for two 20-year old female preferred non-nicotine.
                                                                Maximum Charge
                                                                (a) 0.75% per year of the Sub-Account accumulated value in the first policy year (deducted on a monthly basis at a rate of 1/12 of
                                                                0.75%); plus
                                                                (b) $13.26 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $1.105 per month) during the first policy year for two 85-year old male nicotine.
                                                                Charge for a representative insured
                                                                (a) 0.75% per year of the Sub-Account accumulated value in the first policy year (deducted on a monthly basis at a rate of 1/12 of
                                                                0.75%); plus.
                                                                (b) $1.6696 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.13914 per month) during the first policy year for a 56-year-old male preferred non-nicotine and a 54-year old female preferred non-nicotine.
Administrative        Monthly.                                  Maximum Charge: $24.16 per month in Year 1
Charge                                                          $7.50 per month in Years 2+
Loan Interest Rate    Monthly if you have taken a loan on your  Maximum Charge: 5.5% annually
(2)                   policy



   RIDER CHARGES              WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Estate Protection     Monthly.                                  Minimum Charge
Rider (2)                                                       $0.0209 per $1000 of Face Amount for two 20-year-old female preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $1.47101 per $1000 of Face Amount for two 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.02528 per $1000 of Face Amount for a 56-year-old male preferred non-nicotine and a 54-year-old female preferred non-nicotine in the first policy year.
Single Life Yearly    Monthly.                                  Minimum Charge
Renewable Term Life                                             $0.084167 per $1,000 of Face Amount for a 20-year-old female
Insurance Rider (1)                                             preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $14.953333 per $1,000 of Face Amount for an 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.2238 per $1,000 of Face Amount for a 56-year-old male standard non-nicotine in the first policy year.


(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(2) During policy years 1 - 10 the Loan Interest Rate is 5.5% for all Indebtedness. During policy years 11 and later the Loan Interest Rate is 3.5% for Preferred Indebtedness and 4.5% for Non-Preferred Indebtedness. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.5%.

-------------------------------------------------------------------------------

FEE TABLES -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your policy.

TRANSACTION FEES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Front-end Sales Load  When you pay premium.                     Maximum Charge: 6% of each premium payment in all policy years.
Tax Charge on         When you pay premium.                     A percent of premium which varies by your state and municipality of
Premium Payments                                                residence. The range of tax charge is generally between 0% and 4%.
                                                                This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.
Surrender Charge (1)  When you surrender your policy during     Minimum Charge
                      the first nine policy years.              $3.1465 per $1,000 of the initial Face Amount in the first policy
                      When you make certain Face Amount         year for two 20-year-old female preferred non- nicotine.
                      decreases during the first nine policy    Maximum Charge
                      years.                                    $38.42904 per $1,000 of the initial Face Amount in the first policy
                      When you take certain withdrawals during  year for two 85-year-old male smokers.
                      the first nine policy years.              Charge for representative insured
                                                                $17.3824 per $1,000 of the initial Face Amount in the first policy year for a 59-year-old male standard non-nicotine and a 57-year-old female standard non-nicotine.
Face Amount Increase  Each Month for 12 months beginning on     Maximum Charge: $1 per $1,000 of unscheduled increase in the Face
Fee (2)               the effective date of any unscheduled     Amount (deducted on a monthly basis at a rate of 1/12 of $1 per
                      increase in Face Amount you request.      month per $1,000 unscheduled increase in the Face Amount).
Transfer Fees         When you make a transfer after the first  Maximum Charge: $25 per transfer.*
                      transfer in any month.
Withdrawal Charge     When you take a withdrawal.               Maximum Charge: $10 per withdrawal.


(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(2)  This fee will not be less than $500 or more than $3,000.

*   Not currently being assessed.

8

-------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (1)                                                     $0.0001 per $1,000 of the net amount at risk for two 20-year-old female preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $2.6833 per $1,000 of the net amount at risk for two 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.0035 per $1,000 of the net amount at risk for a 55-year-old male preferred non-nicotine and a 52-year-old female preferred
                                                                non-nicotine in the first policy year.
Mortality and         Monthly.                                  Minimum Charge
Expense Risk Charge                                             (a) 0.75% per year of the Sub-Account accumulated value in the first
(which is the sum of                                            policy year (deducted on a monthly basis at a rate of 1/12 of 0.75%)
both (a)                                                        plus;
and (b)). (1)                                                   (b) $1.92 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.16 per month) during the first policy year for two 20- year-old female preferred non-nicotine.
                                                                Maximum Charge
                                                                (a) 0.75% per year of the Sub-Account accumulated value in the first policy year (deducted on a monthly basis at a rate of 1/12 of 0.75%)
                                                                plus;
                                                                (b) $17.40 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $1.45 per month) during the first policy year for two 85-year-old male nicotine.
                                                                Charge for a representative insured
                                                                (a) 0.75% per year of the Sub-Account accumulated value in the first policy year (deducted on a monthly basis at a rate of 1/12 of 0.75%)
                                                                plus;
                                                                (b) $1.6166 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.13472 per month) during the first policy year for a 55-year-old male preferred non-nicotine and a 52-year-old female preferred non-nicotine.
Administrative        Monthly.                                  Maximum Charge: $30 per month
Charge (2)
Loan Interest Rate    Monthly if you have taken a loan on your  Maximum Charge: 5.5% annually
(3)                   policy.


(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.


(2) The maximum Administrative Charge is $30.00 per month in policy years 1 through 5, and $10.00 per month in policy years 6 and later. In New Jersey, the maximum Administrative Charge is $30.00 per month in all years.


(3) During policy years 1-10 the Loan Interest Rate is 5.5% for all Indebtedness. During policy years 11 and later, the Loan Interest Rate is 3.5% for Preferred Indebtedness and 4.5% for Non-Preferred Indebtedness. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.5%.

-------------------------------------------------------------------------------

   RIDER CHARGES              WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Last Survivor Yearly  Monthly.                                  Minimum Charge
Renewable Term                                                  $0.0001 per $1,000 of the net amount at risk for two 20-year-old
Insurance Rider (1)                                             female preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $2.3245 per $1,000 of the net amount at risk for two 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.0035 per $1,000 of the net amount at risk for a 55-year-old male preferred non-nicotine and a 52-year-old female preferred
                                                                non-nicotine in the first policy year.
Estate Protection     Monthly.                                  Monthly. Minimum Charge
Rider (1)                                                       $0.0209 per $1,000 of Face Amount for two 20-year-old female preferred nicotine in the first policy year.
                                                                Maximum Charge
                                                                $0.743699 per $1,000 of Face Amount for two 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.0243 per $1,000 of Face Amount for a 55-year-old male preferred non-nicotine and a 52-year-old female preferred non-nicotine in the first policy year.
Single Life Yearly    Monthly.                                  Minimum Charge
Renewable Term Life                                             $0.084167 per $1,000 of Face Amount for a 20-year-old female
Insurance Rider (1)                                             preferred non-nicotine in the first policy year.
                                                                Maximum Charge
                                                                $14.953333 per $1,000 of Face Amount for a 85-year-old male nicotine in the first policy year.
                                                                Charge for a representative insured
                                                                $0.2046 per $1,000 of Face Amount for a 55-year-old male standard non-nicotine in the first policy year.


(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

10

-------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES

Each Subaccount purchases shares of the corresponding underlying Fund at net asset value. The net asset value of an underlying Fund reflects the investment advisory fees and other expenses of the underlying Fund that are deducted from the assets in that underlying fund. These underlying Fund expenses may vary from year to year and are more fully described in each underlying Fund's prospectus.


The first table shows the minimum and maximum total operating expenses charged by the underlying Funds expressed as a percentage of average daily net assets, for the year ended December 31, 2007.



                                                                  MINIMUM          MAXIMUM
----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               0.33%            1.45%
[expenses that are deducted from underlying Fund assets,
including management fees, distribution,
and/or service (12b-1) fees and other expenses.]


                 INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES


The next table shows the Total Annual Fund Operating Expenses for each underlying Fund. The fees and expenses are expressed as a percentage of average net assets for the year ended December 31, 2007. Actual fees and expenses for the underlying Fund vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly available information and is qualified in its entirety by the then current prospectus for each underlying Fund. Not all of the funds listed below are available to new investments or transfers of contract value. Please refer to the fund objective table for more details.



                                                            DISTRIBUTION                          ACQUIRED
                                                               AND/OR                               FUND
                                           MANAGEMENT     SERVICE (12B-1)        OTHER            FEES AND
UNDERLYING FUND:                              FEE              FEES**           EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. Capital Appreciation Fund --
  Series I                                     0.610%              N/A             0.270%            0.000%
 AIM V.I. Capital Development Fund --
  Series I                                     0.750%              N/A             0.310%            0.000%
 AIM V.I. Core Equity Fund - - Series
  I                                            0.600%              N/A             0.280%            0.020%
 AIM V.I. International Growth Fund --
  Series I*                                    0.710%              N/A             0.360%            0.010%
 AIM V.I. Mid Cap Core Equity Fund --
  Series I                                     0.720%              N/A             0.290%            0.030%
 AIM V.I. Small Cap Equity Fund --
  Series I                                     0.750%              N/A             0.370%            0.010%
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 AllianceBernstein VPS International
  Growth Portfolio -- Class B                  0.750%            0.250%            0.450%              N/A
 AllianceBernstein VPS International
  Value Portfolio -- Class B                   0.750%            0.250%            0.060%              N/A
 AllianceBernstein VPS Small/Mid Cap
  Value Portfolio -- Class B                   0.750%            0.250%            0.080%              N/A
AMERICAN FUNDS INSURANCE SERIES
 American Funds Asset Allocation Fund
  -- Class 2                                   0.310%            0.250%            0.010%              N/A
 American Funds Blue Chip Income and
  Growth Fund - - Class 2                      0.410%            0.250%            0.010%              N/A

                                              TOTAL          CONTRACTUAL       NET TOTAL
                                             ANNUAL           FEE WAIVER         ANNUAL
                                            OPERATING       AND/OR EXPENSE     OPERATING
UNDERLYING FUND:                            EXPENSES        REIMBURSEMENT       EXPENSES
--------------------------------------  ---------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. Capital Appreciation Fund --
  Series I                                      0.880%            0.000%          0.880% (1)(2)(4)(6)
 AIM V.I. Capital Development Fund --
  Series I                                      1.060%            0.010%          1.050% (1)(2)(3)(4)(6)
 AIM V.I. Core Equity Fund - - Series
  I                                             0.900%            0.010%          0.890% (1)(2)(4)(6)
 AIM V.I. International Growth Fund --
  Series I*                                     1.080%            0.010%          1.070% (1)(2)(4)(6)
 AIM V.I. Mid Cap Core Equity Fund --
  Series I                                      1.040%            0.020%          1.020% (1)(2)(4)(6)
 AIM V.I. Small Cap Equity Fund --
  Series I                                      1.130%              N/A           1.130% (1)(4)(5)(6)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 AllianceBernstein VPS International
  Growth Portfolio -- Class B                   1.450%              N/A           1.450%
 AllianceBernstein VPS International
  Value Portfolio -- Class B                    1.060%              N/A           1.060%
 AllianceBernstein VPS Small/Mid Cap
  Value Portfolio -- Class B                    1.080%              N/A           1.080%
AMERICAN FUNDS INSURANCE SERIES
 American Funds Asset Allocation Fund
  -- Class 2                                    0.570%              N/A           0.570% (7)
 American Funds Blue Chip Income and
  Growth Fund - - Class 2                       0.670%              N/A           0.670% (7)


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
                                                            DISTRIBUTION                          ACQUIRED
                                                               AND/OR                               FUND
                                           MANAGEMENT     SERVICE (12B-1)        OTHER            FEES AND
UNDERLYING FUND:                              FEE              FEES**           EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------------------------
 American Funds Bond Fund -- Class 2           0.400%            0.250%            0.010%              N/A
 American Funds Global Growth Fund --
  Class 2                                      0.530%            0.250%            0.020%              N/A
 American Funds Global Small
  Capitalization Fund - - Class 2              0.700%            0.250%            0.030%              N/A
 American Funds Growth Fund -- Class 2         0.320%            0.250%            0.010%              N/A
 American Funds Growth-Income Fund --
  Class 2                                      0.260%            0.250%            0.010%              N/A
 American Funds International Fund --
  Class 2                                      0.490%            0.250%            0.030%              N/A
 American Funds New World Fund --
  Class 2                                      0.760%            0.250%            0.060%              N/A
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 Fidelity VIP Contrafund(R) Portfolio
  -- Service Class 2                           0.560%            0.250%            0.090%              N/A
 Fidelity VIP Equity-Income Portfolio
  -- Initial Class                             0.460%              N/A             0.090%              N/A
 Fidelity VIP Equity-Income Portfolio
  -- Service Class 2                           0.460%            0.250%            0.090%              N/A
 Fidelity VIP Freedom 2010 Portfolio
  -- Service Class 2*                            N/A             0.250%              N/A             0.560%
 Fidelity VIP Freedom 2020 Portfolio
  -- Service Class 2*                            N/A             0.250%              N/A             0.620%
 Fidelity VIP Freedom 2030 Portfolio
  -- Service Class 2*                            N/A             0.250%              N/A             0.660%
 Fidelity VIP Mid Cap Portfolio --
  Service Class 2                              0.560%            0.250%            0.100%              N/A
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Income Securities Fund --
  Class 2                                      0.450%            0.250%            0.020%              N/A
 Franklin Small Cap Value Securities
  Fund -- Class 2                              0.510%            0.250%            0.150%            0.020%
 Franklin Strategic Income Securities
  Fund -- Class 1*                             0.370%              N/A             0.250%              N/A
 Mutual Discovery Securities Fund --
  Class 2                                      0.800%            0.250%            0.170%              N/A
 Mutual Shares Securities Fund --
  Class 2                                      0.590%            0.250%            0.130%              N/A
 Templeton Global Income Securities
  Fund -- Class 2                              0.500%            0.250%            0.140%              N/A
 Templeton Growth Securities Fund --
  Class 2                                      0.730%            0.250%            0.030%              N/A
HARTFORD HLS SERIES
FUND II, INC.
 Hartford Growth Opportunities HLS
  Fund --Class IA                              0.610%              N/A             0.030%              N/A

                                              TOTAL          CONTRACTUAL       NET TOTAL
                                             ANNUAL           FEE WAIVER         ANNUAL
                                            OPERATING       AND/OR EXPENSE     OPERATING
UNDERLYING FUND:                            EXPENSES        REIMBURSEMENT       EXPENSES
--------------------------------------  ---------------------------------------------------
 American Funds Bond Fund -- Class 2            0.660%              N/A           0.660% (7)
 American Funds Global Growth Fund --
  Class 2                                       0.800%              N/A           0.800% (7)
 American Funds Global Small
  Capitalization Fund - - Class 2               0.980%              N/A           0.980% (7)
 American Funds Growth Fund -- Class 2          0.580%              N/A           0.580% (7)
 American Funds Growth-Income Fund --
  Class 2                                       0.520%              N/A           0.520% (7)
 American Funds International Fund --
  Class 2                                       0.770%              N/A           0.770% (7)
 American Funds New World Fund --
  Class 2                                       1.070%              N/A           1.070% (7)
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 Fidelity VIP Contrafund(R) Portfolio
  -- Service Class 2                            0.900%              N/A           0.900% (8)
 Fidelity VIP Equity-Income Portfolio
  -- Initial Class                              0.550%              N/A           0.550% (9)
 Fidelity VIP Equity-Income Portfolio
  -- Service Class 2                            0.800%              N/A           0.800% (8)
 Fidelity VIP Freedom 2010 Portfolio
  -- Service Class 2*                             N/A               N/A           0.810%
 Fidelity VIP Freedom 2020 Portfolio
  -- Service Class 2*                             N/A               N/A           0.870%
 Fidelity VIP Freedom 2030 Portfolio
  -- Service Class 2*                             N/A               N/A           0.910%
 Fidelity VIP Mid Cap Portfolio --
  Service Class 2                               0.910%              N/A           0.910% (8)
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Income Securities Fund --
  Class 2                                       0.720%              N/A           0.720% (11)
 Franklin Small Cap Value Securities
  Fund -- Class 2                               0.930%            0.020%          0.910% (10)
 Franklin Strategic Income Securities
  Fund -- Class 1*                              0.620%              N/A           0.620%
 Mutual Discovery Securities Fund --
  Class 2                                       1.220%              N/A           1.220%
 Mutual Shares Securities Fund --
  Class 2                                       0.970%              N/A           0.970%
 Templeton Global Income Securities
  Fund -- Class 2                               0.890%              N/A           0.890% (11)
 Templeton Growth Securities Fund --
  Class 2                                       1.010%              N/A           1.010% (11)
HARTFORD HLS SERIES
FUND II, INC.
 Hartford Growth Opportunities HLS
  Fund --Class IA                               0.640%              N/A           0.640%

12

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
                                                            DISTRIBUTION                          ACQUIRED
                                                               AND/OR                               FUND
                                           MANAGEMENT     SERVICE (12B-1)        OTHER            FEES AND
UNDERLYING FUND:                              FEE              FEES**           EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------------------------
 Hartford Value Opportunities HLS Fund
  --Class IA                                   0.610%              N/A             0.030%              N/A
HARTFORD SERIES FUND, INC.
 Hartford Advisers HLS Fund -- Class
  IA                                           0.600%              N/A             0.030%              N/A
 Hartford Capital Appreciation HLS
  Fund --Class IA*                             0.630%              N/A             0.040%              N/A
 Hartford Disciplined Equity HLS Fund
  -- Class IA                                  0.670%              N/A             0.030%              N/A
 Hartford Dividend and Growth HLS Fund
  -- Class IA                                  0.640%              N/A             0.030%              N/A
 Hartford Index HLS Fund --Class IA            0.300%              N/A             0.030%              N/A
 Hartford International Opportunities
  HLS Fund --Class IA                          0.670%              N/A             0.040%              N/A
 Hartford International Small Company
  HLS Fund --Class IA                          0.830%              N/A             0.050%              N/A
 Hartford MidCap HLS Fund -- Class IA          0.650%              N/A             0.040%              N/A
 Hartford MidCap Value HLS Fund --
  Class IA                                     0.750%              N/A             0.040%              N/A
 Hartford Money Market HLS Fund --
  Class IA                                     0.440%              N/A             0.030%              N/A
 Hartford Mortgage Securities HLS Fund
  --Class IA                                   0.450%              N/A             0.040%              N/A
 Hartford Small Company HLS Fund --
  Class IA                                     0.670%              N/A             0.030%              N/A
 Hartford Stock HLS Fund --Class IA            0.460%              N/A             0.030%              N/A
 Hartford Total Return Bond HLS Fund
  -- Class IA                                  0.460%              N/A             0.030%              N/A
LORD ABBETT SERIES FUND, INC.
 Lord Abbett America's Value Portfolio
  -- Class VC                                  0.750%              N/A             0.450%              N/A
 Lord Abbett Bond --Debenture
  Portfolio --Class VC*                        0.500%              N/A             0.450%              N/A
 Lord Abbett Growth and Income
  Portfolio -- Class VC                        0.470%              N/A             0.410%              N/A
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Investors Trust Series --
  Initial Class                                0.750%              N/A             0.100%              N/A
 MFS(R) New Discovery Series --
  Initial Class                                0.900%              N/A             0.110%              N/A
 MFS(R) Total Return Series -- Initial
  Class                                        0.750%              N/A             0.080%              N/A
 MFS(R) Value Series --Initial Class*          0.750%              N/A             0.110%              N/A

                                              TOTAL          CONTRACTUAL       NET TOTAL
                                             ANNUAL           FEE WAIVER         ANNUAL
                                            OPERATING       AND/OR EXPENSE     OPERATING
UNDERLYING FUND:                            EXPENSES        REIMBURSEMENT       EXPENSES
--------------------------------------  ---------------------------------------------------
 Hartford Value Opportunities HLS Fund
  --Class IA                                    0.640%              N/A           0.640%
HARTFORD SERIES FUND, INC.
 Hartford Advisers HLS Fund -- Class
  IA                                            0.630%              N/A           0.630%
 Hartford Capital Appreciation HLS
  Fund --Class IA*                              0.670%              N/A           0.670%
 Hartford Disciplined Equity HLS Fund
  -- Class IA                                   0.700%              N/A           0.700%
 Hartford Dividend and Growth HLS Fund
  -- Class IA                                   0.670%              N/A           0.670%
 Hartford Index HLS Fund --Class IA             0.330%              N/A           0.330%
 Hartford International Opportunities
  HLS Fund --Class IA                           0.710%              N/A           0.710%
 Hartford International Small Company
  HLS Fund --Class IA                           0.880%              N/A           0.880%
 Hartford MidCap HLS Fund -- Class IA           0.690%              N/A           0.690%
 Hartford MidCap Value HLS Fund --
  Class IA                                      0.790%              N/A           0.790%
 Hartford Money Market HLS Fund --
  Class IA                                      0.470%              N/A           0.470% (12)
 Hartford Mortgage Securities HLS Fund
  --Class IA                                    0.490%              N/A           0.490%
 Hartford Small Company HLS Fund --
  Class IA                                      0.700%              N/A           0.700%
 Hartford Stock HLS Fund --Class IA             0.490%              N/A           0.490%
 Hartford Total Return Bond HLS Fund
  -- Class IA                                   0.490%              N/A           0.490%
LORD ABBETT SERIES FUND, INC.
 Lord Abbett America's Value Portfolio
  -- Class VC                                   1.200%            0.050%          1.150% (13)
 Lord Abbett Bond --Debenture
  Portfolio --Class VC*                         0.950%            0.100%          0.850% (14)
 Lord Abbett Growth and Income
  Portfolio -- Class VC                         0.880%              N/A           0.880%
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Investors Trust Series --
  Initial Class                                 0.850%              N/A           0.850% (15)
 MFS(R) New Discovery Series --
  Initial Class                                 1.010%              N/A           1.010% (15)
 MFS(R) Total Return Series -- Initial
  Class                                         0.830%              N/A           0.830% (16)
 MFS(R) Value Series --Initial Class*           0.860%              N/A           0.860% (15)

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
                                                            DISTRIBUTION                          ACQUIRED
                                                               AND/OR                               FUND
                                           MANAGEMENT     SERVICE (12B-1)        OTHER            FEES AND
UNDERLYING FUND:                              FEE              FEES**           EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Capital Appreciation
  Fund/VA --Service Shares                     0.640%            0.250%            0.020%              N/A
 Oppenheimer Global Securities Fund/VA
  --Service Shares                             0.620%            0.250%            0.020%              N/A
 Oppenheimer Main Street Fund(R)/VA --
  Service Shares                               0.640%            0.250%            0.010%              N/A
 Oppenheimer Main Street Small Cap
  Fund(R)/VA --Service Shares*                 0.700%            0.250%            0.020%              N/A
PUTNAM VARIABLE TRUST
 Putnam VT Capital Opportunities Fund
  -- Class IB                                  0.650%            0.250%            0.330%            0.010%
 Putnam VT Diversified Income Fund --
  Class IB*                                    0.700%            0.250%            0.130%            0.010%
 Putnam VT Equity Income Fund -- Class
  IB                                           0.650%            0.250%            0.120%            0.120%
 Putnam VT Global Equity Fund -- Class
  IB                                           0.780%            0.250%            0.110%              N/A
 Putnam VT Growth and Income Fund --
  Class IB                                     0.500%            0.250%            0.050%              N/A
 Putnam VT High Yield Fund -- Class IB         0.690%            0.250%            0.100%            0.010%
 Putnam VT Income Fund --Class IB              0.620%            0.250%            0.090%            0.010%
 Putnam VT International Equity Fund
  -- Class IB                                  0.730%            0.250%            0.110%            0.010%
 Putnam VT New Opportunities Fund --
  Class IB                                     0.630%            0.250%            0.090%              N/A
 Putnam VT Small Cap Value Fund --
  Class IB                                     0.770%            0.250%            0.100%            0.070%
 Putnam VT Voyager Fund --Class IB             0.600%            0.250%            0.070%              N/A
THE UNIVERSAL INSTITUTIONAL FUNDS,
INC.
 Van Kampen -- UIF Mid Cap Growth
  Portfolio --Class II*                        0.750%            0.350%            0.340%              N/A
 Van Kampen -- UIF U.S. Mid Cap Value
  Portfolio --Class II                         0.720%            0.350%            0.290%              N/A
VAN KAMPEN LIFE INVESTMENT TRUST
 Van Kampen LIT Comstock Portfolio --
  Class II                                     0.560%            0.250%            0.030%              N/A

                                              TOTAL          CONTRACTUAL       NET TOTAL
                                             ANNUAL           FEE WAIVER         ANNUAL
                                            OPERATING       AND/OR EXPENSE     OPERATING
UNDERLYING FUND:                            EXPENSES        REIMBURSEMENT       EXPENSES
--------------------------------------  ---------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Capital Appreciation
  Fund/VA --Service Shares                      0.910%              N/A           0.910% (17)
 Oppenheimer Global Securities Fund/VA
  --Service Shares                              0.890%              N/A           0.890% (17)
 Oppenheimer Main Street Fund(R)/VA --
  Service Shares                                0.900%              N/A           0.900% (17)
 Oppenheimer Main Street Small Cap
  Fund(R)/VA --Service Shares*                  0.970%              N/A           0.970% (17)
PUTNAM VARIABLE TRUST
 Putnam VT Capital Opportunities Fund
  -- Class IB                                   1.240%            0.040%          1.200% (18)(19)(21)
 Putnam VT Diversified Income Fund --
  Class IB*                                     1.090%            0.070%          1.020% (19)(21)
 Putnam VT Equity Income Fund -- Class
  IB                                            1.140%              N/A           1.140% (19)
 Putnam VT Global Equity Fund -- Class
  IB                                            1.140%              N/A           1.140% (20)
 Putnam VT Growth and Income Fund --
  Class IB                                      0.800%              N/A           0.800% (20)
 Putnam VT High Yield Fund -- Class IB          1.050%            0.050%          1.000% (19)(21)
 Putnam VT Income Fund --Class IB               0.970%            0.140%          0.830% (19)(21)
 Putnam VT International Equity Fund
  -- Class IB                                   1.100%              N/A           1.100% (19)
 Putnam VT New Opportunities Fund --
  Class IB                                      0.970%              N/A           0.970% (20)
 Putnam VT Small Cap Value Fund --
  Class IB                                      1.190%              N/A           1.190% (19)
 Putnam VT Voyager Fund --Class IB              0.920%              N/A           0.920% (20)
THE UNIVERSAL INSTITUTIONAL FUNDS,
INC.
 Van Kampen -- UIF Mid Cap Growth
  Portfolio --Class II*                         1.440%              N/A           1.440% (22)
 Van Kampen -- UIF U.S. Mid Cap Value
  Portfolio --Class II                          1.360%              N/A           1.360%
VAN KAMPEN LIFE INVESTMENT TRUST
 Van Kampen LIT Comstock Portfolio --
  Class II                                      0.840%              N/A           0.840%



*   These funds are available to policies issued on or after May 12, 2008.



** The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).



NOTES



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2007 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.



(2) The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Ex

14

-------------------------------------------------------------------------------


     penses to exceed the numbers reflected above: (i) interest; (ii) taxes;
     (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2009.



(3) Through at least April 30, 2009, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).



(4) Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the fund in such affiliated money market funds. Fee Waiver reflects this agreement. This waiver agreement is in effect through at least April 30, 2009.



(5) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. This expenses limitation agreement is in effect through at least April 30, 2009.



(6) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the Fund.



(7) The funds' investment adviser is currently waiving 10% of its management fee. The waiver may be discontinued at any time in consultation with the funds' board, but it is expected to continue at this level until further notice. The funds' investment adviser and board intend to review the waiver as circumstances warrant. Management fees and total expenses do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the funds' prospectus and in the funds' annual report.



(8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been: Fidelity VIP Contrafund(R) Portfolio -- Service Class 2: 0.89%; Fidelity Growth Portfolio -- Service Class 2: 0.89%; and Fidelity VIP Mid Cap Portfolio -- Service Class 2: 0.90%. These offsets may be discontinued at any time.



(9) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been; Fidelity VIP Asset Manager Portfolio -- Initial Class: 0.62%; Fidelity VIP Contrafund(R) Portfolio -- Initial Class: 0.64%; Fidelity VIP Equity Income Portfolio --Initial Class: 0.54%; Fidelity VIP Growth Portfolio -- Initial
     Class: 0.64%; and Fidelity VIP Overseas Portfolio -- Initial Class: 0.82%. These offsets may be discontinued at any time.



(10) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the SweepMoney Fund which is "the acquired fund" in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. This reduction is not reflected in Net annual Fund operating expenses, which would be lower if it were.



(11) The Fund administration fee is paid indirectly through the management fee.



(12) Effective January 1, 2007, HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2008. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.39% and the total annual operating expenses are 0.42%.



(13) For the period May 1, 2008 through April 30, 2009, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the Fund's expenses (excluding management fee) do not exceed an annual rate of 0.40% of average daily net assets.



(14) For the period January 1, 2007 through April 30, 2008, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the Fund's expenses (excluding management fee) do not exceed an annual rate of .40% of average daily net assets. Effective May 1, 2008 through April 30, 2009, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the Fund's expenses (excluding management fee) do not exceed an annual rate of .35% of average daily net assets.



(15) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.



(16) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.



     MFS has agreed in writing to reduce its management fee to 0.65% annually on average daily net assets in excess of $3 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees.



(17) The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. The undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2007, the transfer agent fees did not exceed the expense limitation described above.



     The manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. During the fiscal year, these amounts were not material to the above ratios. The Fund also receives

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     certain credits from the Fund's custodian that, during the fiscal year, reduced its custodial expenses for all share classes [by less than 0.01% of average daily net assets].



(18) In order to further limit expenses, Putnam Management has agreed to waive fees and reimburse expenses of the funds to the extent necessary to ensure that the funds pay total fund operating expenses at an annual rate that does not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the applicable fund. For these purposes, total fund operating expenses of both the applicable fund and the Lipper custom group average are calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses. The expense limitation that resulted in the greater reduction in expenses of the funds at the end of each applicable period for each applicable fund was applied to such fund for that period. During the year ended December 31, 2007 this limitation decreased expenses by the following additional amounts:



Putnam VT Capital Opportunities Fund                                    0.03%
Putnam VT The George Putnam Fund of Boston                              0.02%
Putnam VT Global Asset Allocation Fund                                  0.02%
Putnam VT Health Sciences Fund                                          0.02%
Putnam VT Money Market Fund                                             0.03%



(19) "Net Total Annual Operating Expenses" includes the amount from "Acquired Fund Fees and Expenses" column, which is an estimate of expenses attributable to the fund's investments in other investment companies, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports (net of any applicable expense limitations). These indirect expenses will vary from time to time depending on the fund's investments in other investment companies and their operating expenses.



(20) "Other Expenses" includes estimated expenses attributable to the fund's investments in other investment companies that the fund bears indirectly.



(21) Reflects Putnam Management's contractual agreement to limit fund expenses through April 30, 2009.



(22) For the fiscal year ended December 31, 2007, after giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the total annual portfolio operating expenses incurred by investors, including certain investment related expenses, was 1.16% for Class II. The total annual portfolio operating expenses excluding certain investment related expense was 1.15% for Class II.

16

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ABOUT US

Your Policy will indicate which company issued your Policy. The company that issues your policy is primarily determined by the state where you purchased the policy.

THE INSURANCE COMPANIES


HARTFORD LIFE INSURANCE COMPANY -- We are a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -- We are a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


THE SEPARATE ACCOUNTS

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL II -- established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL II -- established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

THE FUNDS

The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.


We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks.


The Funds may not be available in all states.

You may also allocate some or all of your premium payments to the "Fixed Account," which pays a declared interest rate. See "The Fixed Account."

Below is a table that lists the underlying Funds in which the Sub-accounts invest, each Fund's investment adviser and sub-adviser, if applicable, and each Fund's investment objective. More detailed information concerning a Fund's investment objective, investment strategies, risks and expenses is contained in each Fund's prospectus.


FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. CAPITAL APPRECIATION FUND --   Growth of capital                            Invesco Aim Advisors, Inc.
  SERIES I                                                                            Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.
 AIM V.I. CAPITAL DEVELOPMENT FUND --    Long-term growth of capital                  Invesco Aim Advisors, Inc.
  SERIES I                                                                            Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.
 AIM V.I. CORE EQUITY FUND -- SERIES I   Growth of capital                            Invesco Aim Advisors, Inc.
  +                                                                                   Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.
 AIM V.I. INTERNATIONAL GROWTH FUND --   Long-term growth of capital                  Invesco Aim Advisors, Inc.
  SERIES I                                                                            Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.
 AIM V.I. MID CAP CORE EQUITY FUND --    Long-term growth of capital                  Invesco Aim Advisors, Inc.
  SERIES I                                                                            Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.

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
FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 AIM V.I. SMALL CAP EQUITY FUND --       Long-term growth of capital                  Invesco Aim Advisors, Inc.
  SERIES I                                                                            Sub-adviser: Advisory entities affiliated
                                                                                      with Invesco Aim Advisors, Inc.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 ALLIANCEBERNSTEIN VPS INTERNATIONAL     Long-term growth of capital                  AllianceBernstein L.P.
  GROWTH PORTFOLIO -- CLASS B
 ALLIANCEBERNSTEIN VPS INTERNATIONAL     Long-term growth of capital                  AllianceBernstein L.P.
  VALUE PORTFOLIO -- CLASS B
 ALLIANCEBERNSTEIN VPS SMALL/MID CAP     Long-term growth of capital                  AllianceBernstein L.P.
  VALUE PORTFOLIO -- CLASS B
AMERICAN FUNDS INSURANCE SERIES
 AMERICAN FUNDS ASSET ALLOCATION FUND    High total return, including income and      Capital Research and Management Company
  -- CLASS 2                             capital gains, consistent with the
                                         preservation of capital over the long term.
 AMERICAN FUNDS BLUE CHIP INCOME AND     Produce income exceeding the average yield   Capital Research and Management Company
  GROWTH FUND -- CLASS 2                 on U.S. stocks generally (as represented by
                                         the average yield on the Standard & Poor's
                                         500 Composite Index) and to provide an
                                         opportunity for growth of principal
                                         consistent with sound common stock
                                         investing.
 AMERICAN FUNDS BOND FUND -- CLASS 2     High level of current income as is           Capital Research and Management Company
                                         consistent with the preservation of
                                         capital.
 AMERICAN FUNDS GLOBAL GROWTH FUND --    Seeks to make your investment grow over      Capital Research and Management Company
  CLASS 2                                time by investing primarily in common
                                         stocks of companies located around the
                                         world.
 AMERICAN FUNDS GLOBAL SMALL             Seeks to make your investment grow over      Capital Research and Management Company
  CAPITALIZATION FUND -- CLASS 2         time by investing primarily in stocks of
                                         smaller companies located around the world.
 AMERICAN FUNDS GROWTH FUND -- CLASS 2   Seeks to make your investment grow by        Capital Research and Management Company
                                         investing primarily in common stocks of
                                         companies that appear to offer superior
                                         opportunities for growth of capital.
 AMERICAN FUNDS GROWTH-INCOME FUND --    Seeks to make your investment grow and       Capital Research and Management Company
  CLASS 2                                provide you with income over time by
                                         investing primarily in common stocks or
                                         other securities that demonstrate the
                                         potential for appreciation and/or
                                         dividends.
 AMERICAN FUNDS INTERNATIONAL FUND --    Seeks to make your investment grow over      Capital Research and Management Company
  CLASS 2                                time by investing primarily in common
                                         stocks of companies located outside the
                                         United States.
 AMERICAN FUNDS NEW WORLD FUND -- CLASS  Long-term capital appreciation               Capital Research and Management Company
  2

18

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
FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 FIDELITY VIP CONTRAFUND(R) PORTFOLIO    Long-term capital appreciation               Fidelity Management & Research Company
  -- SERVICE CLASS 2
 FIDELITY VIP EQUITY-INCOME PORTFOLIO    Reasonable income. Fund will also consider   Fidelity Management & Research Company
  -- INITIAL CLASS                       potential for capital appreciation.
 FIDELITY VIP EQUITY-INCOME PORTFOLIO    Reasonable income. Fund will also consider   Fidelity Management & Research Company
  -- SERVICE CLASS 2                     potential for capital appreciation.
 FIDELITY VIP FREEDOM 2010 PORTFOLIO --  Seeks high total return with a secondary     Fidelity Management & Research Company
  SERVICE CLASS 2                        objective of principal preservation as the
                                         fund approaches its target date and beyond.
 FIDELITY VIP FREEDOM 2020 PORTFOLIO --  Seeks high total return with a secondary     Fidelity Management & Research Company
  SERVICE CLASS 2                        objective of principal preservation as the
                                         fund approaches its target date and beyond.
 FIDELITY VIP FREEDOM 2030 PORTFOLIO --  Seeks high total return with a secondary     Fidelity Management & Research Company
  SERVICE CLASS 2                        objective of principal preservation as the
                                         fund approaches its target date and beyond.
 FIDELITY VIP MID CAP PORTFOLIO --       Long-term growth of capital                  Fidelity Management & Research Company
  SERVICE CLASS 2
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 FRANKLIN INCOME SECURITIES FUND --      Maximize income while maintaining prospects  Franklin Advisers, Inc.
  CLASS 2                                for capital appreciation
 FRANKLIN SMALL CAP VALUE SECURITIES     Seeks long-term total return. The Fund       Franklin Advisory Services, LLC
  FUND -- CLASS 2                        normally invests at least 80% of its net
                                         assets in investments of small
                                         capitalization companies, and normally
                                         invests predominantly in equity securities.
                                         The Fund invests mainly in equity
                                         securities of companies that the manager
                                         believes are undervalued.
 FRANKLIN STRATEGIC INCOME SECURITIES    High level of current income, with capital   Franklin Advisers, Inc.
  FUND -- CLASS 1                        appreciation over the long term as a
                                         secondary goal
 MUTUAL DISCOVERY SECURITIES FUND --     Capital appreciation                         Franklin Mutual Advisers, LLC
  CLASS 2                                                                             Sub-advised by Franklin Templeton
                                                                                      Investment Management Limited
 MUTUAL SHARES SECURITIES FUND -- CLASS  Capital appreciation, with income as a       Franklin Mutual Advisers, LLC
  2                                      secondary goal
 TEMPLETON GLOBAL INCOME SECURITIES      Seeks high current income, consistent with   Templeton Global Advisors Limited
  FUND -- CLASS 2                        preservation of capital, with capital        Sub-advised by Templeton Asset Management
                                         appreciation as a secondary consideration.   Ltd.
                                         The Fund normally invests mainly in debt
                                         securities of governments and their
                                         political subdivisions and agencies,
                                         supranational organizations and companies
                                         located anywhere in the world, including
                                         emerging markets.

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
FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 TEMPLETON GROWTH SECURITIES FUND --     Long-term growth of capital                  Templeton Global Advisors Limited
  CLASS 2                                                                             Sub-advised by Templeton Asset Management
                                                                                      Ltd.
HARTFORD HLS SERIES FUND II, INC.
 HARTFORD GROWTH OPPORTUNITIES HLS FUND  Capital appreciation                         HL Investment Advisors, LLC
  -- CLASS IA                                                                         Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD VALUE OPPORTUNITIES HLS FUND   Capital appreciation                         HL Investment Advisors, LLC
  -- CLASS IA                                                                         Sub-advised by Wellington Management
                                                                                      Company, LLP
HARTFORD SERIES FUND, INC.
 HARTFORD ADVISERS HLS FUND -- CLASS IA  Maximum long-term total return               HL Investment Advisors, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD CAPITAL APPRECIATION HLS FUND  Growth of capital                            HL Investment Advisors, LLC
  -- CLASS IA                                                                         Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD DISCIPLINED EQUITY HLS FUND    Growth of capital                            HL Investment Advisors, LLC
  -- CLASS IA                                                                         Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD DIVIDEND AND GROWTH HLS FUND   High level of current income consistent      HL Investment Advisors, LLC
  -- CLASS IA                            with growth of capital                       Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD INDEX HLS FUND -- CLASS IA     Seeks to provide investment results which    HL Investment Advisors, LLC
                                         approximate the price and yield performance  Sub-advised by Hartford Investment
                                         of publicly traded common stocks in the      Management Company
                                         aggregate
 HARTFORD INTERNATIONAL OPPORTUNITIES    Long-term growth of capital                  HL Investment Advisors, LLC
  HLS FUND -- CLASS IA                                                                Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD INTERNATIONAL SMALL COMPANY    Capital appreciation                         HL Investment Advisors, LLC
  HLS FUND -- CLASS IA                                                                Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD MIDCAP HLS FUND -- CLASS IA    Long-term growth of capital                  HL Investment Advisors, LLC
  ++                                                                                  Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD MIDCAP VALUE HLS FUND --       Long-term capital appreciation               HL Investment Advisors, LLC
  CLASS IA +++                                                                        Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD MONEY MARKET HLS FUND --       Maximum current income consistent with       HL Investment Advisors, LLC
  CLASS IA                               liquidity and preservation of capital        Sub-advised by Hartford Investment
                                                                                      Management Company
 HARTFORD MORTGAGE SECURITIES HLS FUND   Maximum current income consistent with       HL Investment Advisors, LLC
  -- CLASS IA                            safety of principal and maintenance of       Sub-advised by Hartford Investment
                                         liquidity by investing primarily in          Management Company
                                         mortgage related securities
 HARTFORD SMALL COMPANY HLS FUND --      Growth of capital                            HL Investment Advisors, LLC
  CLASS IA                                                                            Sub-advised by Wellington Management
                                                                                      Company, LLP and Hartford Investment
                                                                                      Management Company

20

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
FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 HARTFORD STOCK HLS FUND -- CLASS IA     Long-term growth of capital                  HL Investment Advisors, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD TOTAL RETURN BOND HLS FUND --  Competitive total return, with income as a   HL Investment Advisors, LLC
  CLASS IA                               secondary objective                          Sub-advised by Hartford Investment
                                                                                      Management Company
LORD ABBETT SERIES FUND, INC.
 LORD ABBETT AMERICA'S VALUE PORTFOLIO   Current income and capital appreciation      Lord, Abbett & Co. LLC
  -- CLASS VC
 LORD ABBETT BOND-DEBENTURE PORTFOLIO    High current income and capital              Lord, Abbett & Co. LLC
  -- CLASS VC                            appreciation to produce a high total return
 LORD ABBETT GROWTH AND INCOME           Long-term growth of capital and income       Lord, Abbett & Co. LLC
  PORTFOLIO -- CLASS VC                  without excessive fluctuations in market
                                         value
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) INVESTORS TRUST SERIES --        Capital appreciation                         MFS Investment Management(R)
  INITIAL CLASS
 MFS(R) NEW DISCOVERY SERIES -- INITIAL  Capital appreciation                         MFS Investment Management(R)
  CLASS
 MFS(R) TOTAL RETURN SERIES -- INITIAL   Total return                                 MFS Investment Management(R)
  CLASS
 MFS(R) VALUE SERIES -- INITIAL CLASS    Capital appreciation                         MFS Investment Management(R)
OPPENHEIMER VARIABLE ACCOUNT FUNDS
 OPPENHEIMER CAPITAL APPRECIATION        Seeks to achieve capital appreciation by     OppenheimerFunds, Inc.
  FUND/VA -- SERVICE SHARES              investing in securities of well-known
                                         established companies.
 OPPENHEIMER GLOBAL SECURITIES FUND/VA   Seeks long-term capital appreciation by      OppenheimerFunds, Inc.
  -- SERVICE SHARES                      investing a substantial portion of its
                                         assets in securities of foreign issuers,
                                         "growth-type" companies, cyclical
                                         industries and special situations which are
                                         considered to have appreciation
                                         possibilities, but which may be considered
                                         to be speculative.
 OPPENHEIMER MAIN STREET FUND(R)/VA --   Seeks a high total return (which includes    OppenheimerFunds, Inc.
  SERVICE SHARES                         growth in the value of its shares as well
                                         as current income) from equity and debt
                                         securities. From time to time the Fund may
                                         focus on small to medium capitalization
                                         common stocks, bonds and convertible
                                         securities.
 OPPENHEIMER MAIN STREET SMALL CAP       The Fund seeks capital appreciation from     OppenheimerFunds, Inc.
  FUND(R)/VA -- SERVICE SHARES           small company stocks.
PUTNAM VARIABLE TRUST
 PUTNAM VT CAPITAL OPPORTUNITIES FUND    Long-term growth of capital                  Putnam Investment Management, LLC
  -- CLASS IB
 PUTNAM VT DIVERSIFIED INCOME FUND --    As high a level of current income as Putnam  Putnam Investment Management, LLC
  CLASS IB                               Management believes is consistent with       Sub-advised by Putnam Investments Limited
                                         preservation of capital
 PUTNAM VT EQUITY INCOME FUND -- CLASS   Capital growth and current income            Putnam Investment Management, LLC
  IB

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
FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 PUTNAM VT GLOBAL EQUITY FUND -- CLASS   Capital appreciation                         Putnam Investment Management, LLC
  IB +
 PUTNAM VT GROWTH AND INCOME FUND --     Capital growth and current income            Putnam Investment Management, LLC
  CLASS IB
 PUTNAM VT HIGH YIELD FUND -- CLASS IB   High current income. Capital growth is a     Putnam Investment Management, LLC
                                         secondary goal when consistent with          Sub-advised by Putnam Investments Limited
                                         achieving high current income
 PUTNAM VT INCOME FUND -- CLASS IB       High current income consistent with what     Putnam Investment Management, LLC
                                         Putnam Management believes to be prudent
                                         risk
 PUTNAM VT INTERNATIONAL EQUITY FUND --  Capital appreciation                         Putnam Investment Management, LLC
  CLASS IB                                                                            Sub-advised by Putnam Investments Limited
 PUTNAM VT NEW OPPORTUNITIES FUND --     Long-term capital appreciation               Putnam Investment Management, LLC
  CLASS IB
 PUTNAM VT SMALL CAP VALUE FUND --       Capital appreciation                         Putnam Investment Management, LLC
  CLASS IB
 PUTNAM VT VOYAGER FUND -- CLASS IB      Capital appreciation                         Putnam Investment Management, LLC
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 VAN KAMPEN -- UIF MID CAP GROWTH        Long-term capital growth by investing        Morgan Stanley Investment Management Inc.
  PORTFOLIO -- CLASS II                  primarily in common stocks and other equity
                                         securities.
 VAN KAMPEN -- UIF U.S. MID CAP VALUE    Above-average total return over a market     Morgan Stanley Investment Management Inc.
  PORTFOLIO -- CLASS II                  cycle of three to five years by investing
                                         primarily in common stocks and other equity
                                         securities.
VAN KAMPEN LIFE INVESTMENT TRUST
 VAN KAMPEN LIT COMSTOCK PORTFOLIO --    Capital growth and income through            Van Kampen Asset Management
  CLASS II                               investments in equity securities, including
                                         common stocks, preferred stocks and
                                         securities convertible into common and
                                         preferred stocks.



+ Closed to all premium payments and transfers of account value for all policies issued on or after 5/1/2006



++ Closed to all premium payments and transfers of account value for all policies issued on or after 11/1/2003



+++ Closed to all premium payments and transfers of account value for all policies issued on or after 8/2/2004


MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectuses accompanying this prospectus.


VOTING RIGHTS -- We currently vote shares of the underlying Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the underlying Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested as of the record date, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instruction. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a proposal subject to shareholder

22

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vote. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each policy owner's unit balance. The conversion factor is calculated by dividing the total number of shares attributed to each sub-account by the total number of units in each sub-account. Fractional votes will be counted. We determine the number of shares as to which the policy owner may give instructions as of the record date for a Fund's shareholder meeting.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- Subject to any applicable law, we may make certain changes to the Underlying Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.

We may eliminate the shares of any of the funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider these payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Policy. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.


As of December 31, 2007, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from the following fund complexes (or affiliated entities): AIM Advisors, Inc., AllianceBerstein Variable Products Series Funds & AllianceBernstein Investments American Variable Insurance Series & Capital Research and Management Company, Fidelity Distributors Corporation, Franklin Templeton Services, LLC, Lord Abbett Series Fund & Lord Abbett Distributors, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution & Morgan Stanley Investment Management & The Universal Funds, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership, Van Kampen Life Investment Trust & Van Kampen Asset Management.


We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, are paid, among other things, to provide administrative, processing, accounting and shareholder services for the HLS Funds.


Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount or fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees do not exceed 0.50% and 0.25% respectively in 2007, and are not expected to exceed 0.50% and 0.35% respectively in 2008, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that Fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2007, revenue sharing and Rule 12b-1 fees did not exceed $4,457,553. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.


THE FIXED ACCOUNT

The portion of the prospectus relating to the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. The Fixed Account is not subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the Fixed Account. The following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.


The Fixed Account credits at least 3.5% per year. We are not obligated to, but may, credit more than 3.5% per year. If we do, such rates are determined at our sole discretion. Hartford does not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time. You assume the risk that, at any time, the Fixed Account may credit no more than 3.5%.

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CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUM

Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and a premium tax charge. The amount allocated after the deductions is called your Net Premium.

FRONT-END SALES LOAD


HARTFORD LIFE INSURANCE COMPANY POLICIES -- We deduct a sales load from each premium you pay. The front-end sales load may by used to cover expenses related to the sale and distribution of the policies. The maximum sales load under the policy is 8% of premium in Policy Years 1 through 3 and 4% of premium in Policy Years 4 and beyond.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We deduct a sales load from each premium you pay. The front-end sales load may by used to cover expenses related to the sale and distribution of the policies. The current sales load is 4% of premium. The maximum sales load under the policy is 6% of premium.



PREMIUM TAX CHARGE -- We deduct a premium tax charge from each premium you pay. The premium tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of such charge generally is between 0% and 4%. In Kentucky, the charge may be higher.


DEDUCTIONS FROM ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Account Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

-   the charge for the cost of insurance;

-   the monthly administrative charge;

-   the mortality and expense risk charge;

-   any Face Amount increase fee;

-   any charges for additional benefits provided by rider;

Each Monthly Deduction Amount will be deducted pro rata from the Fixed Account and each of the Sub-Accounts. The Monthly Deduction Amount will vary from month to month.

We will deduct the Monthly Deduction Amount on a pro rata basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.

ALLOCATION OF CHARGES OPTION -- You may provide us with written instructions to re-direct the deduction of your policy's Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro rata basis from each available Sub-Account and the Fixed Account.

COST OF INSURANCE CHARGE -- The charge for the cost of insurance equals:

-   the cost of insurance rate per $1,000, multiplied by

-   the amount at risk, divided by

-   $1,000.

On any Monthly Activity Date, the amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.


Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states and markets). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.


Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insureds' health.


Because your Account Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy's amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, policy loans and death benefit changes to the Face Amount.


MONTHLY ADMINISTRATIVE CHARGE

HARTFORD LIFE INSURANCE COMPANY POLICIES -- We deduct a monthly administrative charge from your Account Value to compensate us for issue and administrative costs of the policy. During the first Policy Year the charge is $24.16 per month, each year after the first Policy Year the charge is $7.50 per month.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We deduct a monthly administrative charge from your Account Value to compensate us for issue and administrative costs of the policy. During the first 5 years of the policy, the charge is $30 per month. After 5 years, the charge is $10 per month. In New Jersey, this charge is $30 per month for all years.

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24

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MORTALITY AND EXPENSE RISK CHARGE -- We deduct a mortality and expense risk charge each month from your Account Value. There are two components to the mortality and expense risk charge. Part of the charge is assessed according to your Account Value attributable to the Sub-Accounts, and the other part is assessed based on the initial Face Amount of your policy. The mortality and expense risk charge each month is equal to the sum of (a) and (b) where

(a)  equals:

-   the monthly accumulated value mortality and expense risk rate; multiplied by

- the sum of your accumulated values in the Sub-Accounts on the Monthly Activity Date, prior to assessing the Monthly Deduction Amount.

and

(b) equals:

-   the monthly mortality and expense risk rate per $1,000; multiplied by

-   the initial Face Amount; divided by

-   $1,000.


HARTFORD LIFE INSURANCE COMPANY POLICIES -- During the first 10 policy years, the maximum accumulated value mortality and expense risk rate is 1/12 of 0.75% per month. During policy years 11-20 the maximum is 1/12 of 0.50% per month. Thereafter, the maximum is 0.00% per month.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- During the first 10 policy years, the current (the amount we are currently charging) and maximum accumulated value mortality and expense risk rate is 1/12 of 0.75% per month. For policy years 11-20, the maximum rate is 1/12 of 0.60% per month and the current accumulated value mortality and expense risk rate is 1/12 of 0.50% per month on the first $1,000,000 of accumulated value in the Sub-Accounts plus 1/12 of 0.25% per month on the accumulated value in the Sub-Accounts that exceeds $1,000,000. After the 20th policy year the current and maximum charge is 0.00% per month.



During the first 10 policy years, the Face Amount mortality and expense risk rate per $1,000 of initial Face Amount is individualized based on issue ages and death benefit guarantee, and is provided in the policy. Thereafter, there is no charge.


The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Hartford may keep any difference between the cost it incurs and the charges it collects.

FACE AMOUNT INCREASE FEE -- We deduct a dollar amount from your Account Value for an unscheduled increase of the Face Amount on your policy. We deduct the fee each month for twelve months after the increase. The fee is 1/12 of $1.00 per month per $1,000 of unscheduled increase in the Face Amount. The fee will not be less than 1/12 of $500 per month, but will not exceed 1/12 of $3,000 per month. This fee compensates us for underwriting and processing costs for such increases.

RIDER CHARGE -- If your policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see "Your Policy -- Optional Supplemental Benefits."

SURRENDER CHARGE -- During the first 9 policy years, surrender charges will be deducted from your Account Value if:

-   you surrender your policy;

-   you decrease the Face Amount to an amount lower than it has ever been; or

- you take a withdrawal that causes the Face Amount to fall below the lowest previous Face Amount.

The amount of surrender charge is individualized based on your issue ages, sexes, insurance classes, duration, Face Amount and Death Benefit Guarantee Amount. The charge compensates us for expenses incurred in issuing the policy and the recovery of acquisition costs. Hartford may keep any difference between the cost it incurs and the charges it collects. For partial surrender charges applicable to a decrease in the Face Amount or withdrawal, see "Unscheduled Increases and Decreases in the Face Amount." The amount of surrender charge varies by policy year. We determine the surrender charge by taking the percentage from the table below and multiplying that percentage by the sum of two components: the sales surrender charge and the underwriting surrender charge. The sales surrender charge equals the Death Benefit Guarantee Premium. The underwriting surrender charge equals $1 per $1000 of initial face amount, but is at least $500 and no more than $3000.

The percentage by policy years is as follows:

    POLICY YEAR                   PERCENTAGE
--------------------------------------------------------
         1                     70%
         2                     70%
         3                     70%
         4                     60%
         5                     50%
         6                     40%
         7                     30%
         8                     20%
         9                     10%
    10 and after                0%


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                                                                          25

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CHARGES FOR THE FUNDS

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

YOUR POLICY

CONTRACT RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while either of the insureds is alive and no beneficiary has been irrevocably named.

BENEFICIARY -- The beneficiary is the person you name in the application to receive any death benefit. You may change the beneficiary (unless irrevocably named) while either of the insureds is alive by notifying us in writing. If no beneficiary is living when the last surviving insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.


INSURED -- The insured is the person on whose life the policy is issued. You name the insured in the application of the policy. The policy owner must have an insurable interest on the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for federal income tax purposes. An insurable interest generally exists when there is a demonstrable interest in something covered by an insurance policy, the loss of which would cause deprivation or financial loss. There must be a valid insurable interest at the time the policy is issued. If there is not a valid insurable interest, the policy will not provide the intended benefits. Through our underwriting process, we will determine whether the insured is insurable.



You may request to change the Insured's risk class to a more favorable class if the health of the Insured has improved or in the Insured no longer uses nicotine. Upon providing us satisfactory evidence, we will review the risk classification. If we grant a change in risk classification, only future cost of insurance rates will be based on the more favorable class and all other contract terms and provisions will remain as established at issue. We will not change a risk class on account of deterioration of your health.


ASSIGNMENT -- You may assign your policy. Until you notify us in writing, no assignment will be effective against your policy. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

-   the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, monthly deduction amounts and any loans since your last statement;

-   the amount of any Indebtedness;

-   any notifications required by the provisions of your policy; and

- any other information required by the Insurance Department of the state where your policy was delivered.

RIGHT TO EXAMINE A POLICY -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your free look period.

FREE LOOK PERIOD FOR POLICIES ISSUED BY HARTFORD LIFE INSURANCE COMPANY:

Your free look period begins on the day you get your Policy and ends 30 days after you receive it. In such an event, the Policy will be rescinded and we will pay an amount equal to the greater of (a) the total premiums paid for the Policy less any Indebtedness; or (b) the sum of: (i) the Account Value less any Indebtedness, on the date the returned Policy is received by us or the agent from whom it was purchased; and, (ii) any Policy charges taken.

FREE LOOK PERIOD FOR POLICIES ISSUED BY HARTFORD LIFE AND ANNUITY INSURANCE
COMPANY:

Your tree look period begins on the you receive your Policy and ends generally within 10 days of receiving it (or longer in some states). If you properly exercise your free look, we will rescind the policy and we will pay you a refund. The state in which the policy is issued determines the free look period and the type of refund that applies. You should refer to your policy for information. However, generally, most states require us to refund the Account Value less any Indebtedness. Other states require us to refund the total premiums paid less Indebtedness.

If your policy is replacing another policy, your free look period and the amount paid to you upon the return of your policy vary by state.

REPLACEMENTS

A "replacement" occurs when a new policy is purchased and, in connection with the sale, an existing policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A "financial purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of money obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are some circumstances where replacing your existing life insurance policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance policy against a proposed

26

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policy to determine whether a replacement is in your best interest.


POLICY LIMITATIONS


ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT -- You may allocate amounts to a maximum of twenty (20) investment choices including the Sub-Accounts and Fixed Account.

TRANSFERS OF ACCOUNT VALUE -- You may transfer amounts among the Fixed Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your authorized agent of record or other authorized representative. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.

CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

During those phases of your Policy when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.

WHAT IS A SUB-ACCOUNT TRANSFER?


A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Account Value among the underlying Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that underlying Fund we would need to sell to satisfy all Policy Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Premium Payments allocated to that Sub-Account and determine how many shares of that underlying Fund we would need to buy to satisfy all Policy Owners' "transfer-in" requests.

In addition, many of the underlying Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular underlying Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of an underlying Fund rather than buy new shares or sell shares of the underlying Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same underlying Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

ARE THERE ANY CHARGES FOR TRANSFERS AMONG SUB-ACCOUNTS?

Under the Policy, we have the right to assess an Administrative Transfer Fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing Administrative Transfer Fees.

WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?


FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Account Value more than once a Valuation Day.


For example:

- If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

- If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.

- Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the

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  $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.

- Conversely, if you have $10,000 in Account Value distribution among 10 different Sub-Accounts and you request to transfer the Account Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

- However, you cannot transfer the same Account Value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CALENDAR YEAR (THE "TRANSFER RULE") BY U.S. MAIL, VOICE RESPONSE UNIT, INTERNET, TELEPHONE, SAME DAY MAIL OR COURIER SERVICE. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet, same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

WE MAKE NO ASSURANCES THAT THE TRANSFER RULE IS OR WILL BE EFFECTIVE IN DETECTING OR PREVENTING MARKET TIMING.


THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Policy if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an underlying Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:



UNDERLYING FUND TRADING POLICIES


You are subject to underlying Fund trading policies, if any. We are obligated to provide, at the underlying Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist underlying Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to assist an underlying Fund, to help monitor compliance with that Fund's trading policy.

We are obligated to follow each underlying Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund's trading policy. Please refer to each underlying Fund's prospectus for more information.

Underlying Fund trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.

- A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled Premium Payments, scheduled withdrawals or surrenders, retirement plan Premium Payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,

- Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

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28

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-   Our policies apply only to individuals and entities that own or are Policy
    Owners under this Policy. However, the underlying Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by an underlying Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact underlying Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your Beneficiary.

Separate Account investors could be prevented from purchasing underlying Fund shares if we reach an impasse on the execution of an underlying Fund's trading instructions. In other words, an underlying Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.


In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Policy Owner to provide the information. If the Policy Owner does not provide the information, we may be directed by the Fund to restrict the Policy Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Policy will also be precluded from further purchases of Fund shares.


LIMITATIONS ON TRANSFERS FROM THE FIXED ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each policy anniversary, and, if your accumulated value in the Fixed Account exceeds $1,000, the amount transferred from the Fixed Account in any policy year may not exceed 25% of the accumulated value in the Fixed Account on the transfer date. As a result of these restrictions, it can take several years to transfer amounts from the Fixed Account to the Sub-Accounts."

DEFERRAL OF PAYMENTS -- State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest. For policies issued in New York, if we defer payment for more than 10 days, we will pay you interest.

CHANGES TO CONTRACT OR SEPARATE ACCOUNT

MODIFICATION OF POLICY -- The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

OTHER BENEFITS


DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment choices in accordance with your allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.


You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.


STATIC ASSET ALLOCATION MODELS



This feature allows you to select your portfolio of Funds based on your risk tolerance, time horizon and investment objectives.


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Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Policy ("model portfolios"). These model portfolios are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.



You choose how much of your Account Value you want to invest in this program. You can also combine this program with the Dollar Cost Averaging Program (subject to restrictions). Your investments under the program will be rebalanced at the specified frequency (quarterly, semi-annual or annual) you choose to reflect the model portfolio's original percentages, thereby eliminating imbalances resulting from market movements and/or partial Surrenders. We have no discretionary authority or control over your investment decisions. These model portfolios are based on then available Funds and do not include the Fixed Account. You may participate in only one model portfolio at a time.



You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the model portfolios, and we will not reallocate your Account Value based on those updates. Information on updated model portfolios may be obtained by contacting your Registered Representative. Investment alternatives other than these model portfolios are available that may enable you to invest you Account Value with similar risk and return characteristics. When considering a model portfolio for your individual situation, you should consider your other assets, income and investments in addition to this Policy.


ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can only participate in one model at a time.

IMPACT OF FUND CHANGES ON DCA PROGRAM, ASSET ALLOCATION PROGRAM AND ASSET REBALANCING PROGRAM -- Certain Fund changes may impact these programs. If a Fund (merging Fund) contained in one of these program merges into another Fund (surviving Fund) and we do not receive alternative instructions from you, we will automatically replace the merging fund with the surviving fund for each of the programs. If a Fund contained in one of these programs is liquidated, unless other instructions are received, we will generally reject the next allocation under the applicable program as "not in good order" and seek alternative instructions.

OPTIONAL SUPPLEMENTAL BENEFITS -- The optional supplemental benefits discussed below are among the options that may be included in a policy by rider, subject to the restrictions and limitations set forth in the rider. The cost for any optional rider you select depends on the issue age, sex, and risk class of the person insured under the policy and the amount of benefit provided by the rider. The maximum cost for the rider will be stated in your policy on the policy specifications pages.

- ESTATE TAX REPEAL BENEFIT RIDER -- This rider allows you to terminate the policy and receive the policy's Account Value without paying applicable Surrender Charges, if there is no federal Estate Tax law in effect during 2011 and we receive your surrender request during the month of January 2011. The amount you receive under this rider is reduced by any outstanding Indebtedness. There is no additional charge for this rider.

- LAST SURVIVOR EXCHANGE OPTION RIDER -- We will exchange your policy for two individual policies on the life of each of the persons insured under the policy. This benefit is subject to the conditions stated in the rider and may be exercised only in the event of divorce, business dissolution or certain changes in the federal tax laws. There is no charge for this rider.

- ESTATE PROTECTION RIDER -- We will pay a term insurance benefit on proof of the death of the last surviving insured.

- SINGLE LIFE YEARLY RENEWABLE TERM LIFE INSURANCE RIDER -- We will pay the term life insurance benefit upon proof of death of the insured.

LAST SURVIVOR YEARLY RENEWABLE TERM INSURANCE RIDER -- We will pay the term life insurance benefit upon receipt of proof of death of the last surviving insured. You can add the Last Survivor Yearly Renewable Term Insurance Rider to your policy to increase its Face Amount. Your current charges for your policy with the Last Survivor Yearly Renewable Term Insurance Rider will be lower than the current charges that you would pay for a single policy with an equal Face Amount. However, the Last Survivor Yearly Renewable Term Insurance Rider is not covered by your policy's No-Lapse Guarantee. (Hartford Life and Annuity Insurance Company Policies only).

Riders may not be available in all states.


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SETTLEMENT OPTIONS -- Proceeds from your Policy may be paid in a lump sum or may be applied to one of our settlement options. If the Death Benefit payment is $10,000 or greater, the Beneficiary may elect to establish an interest-bearing draft account ("Safe Haven Account") in the name of the Beneficiary and the proceeds will be held in our General Account. The Beneficiary can write one draft for the total amount of the payment, or keep the money in the General Account and write draft accounts as needed. We will credit interest at a rate determined by us. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit Proceeds to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Account in all states and we reserve the right to discontinue offering it at any time. The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. In most states, if a payment option is not selected, proceeds will be paid to the Safe Haven Account. Your beneficiary may choose a settlement.


FIRST OPTION -- INTEREST INCOME

Payments of interest at the rate we declare (but not less than 3.5% per year) on the amount applied under this option. You may request these payments to be made monthly, quarterly, semi-annually or annually. At any time you may request to receive the lump sum of the money that we are holding.

SECOND OPTION -- INCOME OF FIXED AMOUNT

Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3.5% per year) is exhausted. You may request these payments to be made monthly, quarterly, semi-annually or annually. The final payment will be for the balance remaining.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

An amount payable monthly for the number of years selected, which may be from one to 30 years.

FOURTH OPTION -- LIFE INCOME

LIFE ANNUITY -- An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.

LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.

The policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four payment options. Under the Fourth Option, the amount of each payment will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, we may make payments less often.

The table for the Fourth Option is based on the 1983a Individual Annuity Mortality Table, set back one year and with a net investment rate of 3.5% per annum. The tables for the First, Second and Third Options are based on a net investment rate of 3.5% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

Other arrangements for income payments may be agreed upon.

BENEFITS AT MATURITY -- The scheduled maturity date is the last date on which you may elect to make premium payments. The policy will terminate on the scheduled maturity date and any Cash Surrender Value will be paid to you.

CLASS OF PURCHASERS

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

HOW POLICIES ARE SOLD


We have entered into a distribution agreement with our affiliate, Hartford Equity Sales Company, Inc., ("HESCO"), under which HESCO serves as principal underwriter for the policies which are offered on a continuous basis. HESCO is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the FINRA. The principal business address of HESCO is the same as ours.


HESCO has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the policies. We pay compensation to HESCO for sales of the policies by Financial Intermediaries. Polices will be sold by individuals who have been appointed by us as insurance agents and who are registered representative of Financial Intermediaries ("Registered Representative").

We list below types of arrangements that help to incentivize sales people to sell our products. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed

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                                                                          31

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on to Registered Representative according to a Financial Intermediaries'
internal compensation practices.

Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive compensation that is based on the type of policy or optional benefits sold.

HARTFORD LIFE INSURANCE COMPANY POLICIES -- We pay commissions that vary with the selling agreements and are based on "Target Premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose and the issue age, gender and underwriting class of the insured. During the first Policy Year, the maximum commission we pay is 45% of the premium up to the Target Premium. The maximum commission for the amount in excess of the Target Premium in the first Policy Year is 5.27%. We also pay an Expense Reimbursement Allowance and an override payment during the first Policy Year. The maximum Expense Reimbursement Allowance and override payment in the first Policy Year is 45% and 9%, respectively of Target Premium. In Policy Years 2 and later, the maximum commission we pay is 20% of Target Premium and 4% on premiums above the Target Premium.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We pay commissions that vary with the selling agreements and are based on "Target Premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose and the issue age, gender and underwriting class of the insured. During the first Policy Year, the maximum commission we pay is 120% of the premium up to the Target Premium. The maximum commission for the amount in excess of the Target Premium in the first Policy Year is 5.27%. In Policy Years 2 and later, the maximum commission we pay is 5% of Target Premium and 4% on premiums above the Target Premium.

Your Registered Representative typically receives a portion of the compensation paid to his or her Financial Intermediary in connection with the policy, depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. A Registered Representative may be required to return all or a portion of the commissions paid if the policy terminates prior to the policy's thirteenth month-a-versary.

Check with your Registered Representative to verify whether your account is a brokerage account or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid by both you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.


- ADDITIONAL PAYMENTS. Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of additional payments among other things to encourage the sale of this Policy. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.


ADDITIONAL
PAYMENT TYPE                                                   WHAT PAYMENT IS USED FOR
--------------------------------------------------------------------------------------------------------------------------------
Asset-based            We pay certain Financial Intermediaries and wholesalers based on the achievement of certain sales or
Commissions            assets under management targets.
Marketing Expense      We pay marketing allowances to Financial Intermediaries to help pay or reimburse sales marketing and
Allowances             operational expenses associated with the policies.
Gifts and              We (or our affiliates) provide any or all of the following: (1) occasional meals and entertainment; (2)
Entertainment          occasional tickets to sporting events; and (3) nominal gifts (not to exceed $100 annually).
Promotional Payments   We (or our affiliates) may pay for: (a) Access: such as one-on-one wholesaler visits; (b) Support: such as hardware and software, operational and systems integration, sales and service desk training, joint marketing campaigns, client or prospect seminar sponsorships, broker-dealer event advertising/participation, sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; and/or sponsorship of due diligence meetings;
                       educational, sales or training seminars, conferences and programs; and, (c) Miscellaneous: such as expense allowances and reimbursements; override payments and bonuses; and/or marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products.
Marketing Efforts      We pay for special marketing and distribution benefits such as: inclusion of our products on Financial
                       Intermediary's "preferred list"; participation in or visibility at national and regional conferences;
                       access to Registered Representatives; links to our website from the Financial Intermediary websites; and
                       articles in Financial Intermediary publications highlighting our products and services.


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For the year ended December 31, 2007, Hartford and its affiliates paid approximately $11,800,000 in Additional Payments to Financial Intermediaries in conjunction with the promotion and support of individual life policies.



In addition, for the year ended December 31, 2007, Hartford, HESCO and their affiliate, Hartford Life and Annuity Insurance Company, paid $3,500,000 in Additional Payments to an affiliated Financial Intermediary, Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of Hartford).



As of April 1, 2008, we have entered into arrangements to make Additional Payments to the following Financial Intermediaries: 1st Global, 21st Century Financial, Access Insurance, AG Edwards, AIG, AIM, Aintree Capital, AJF Financial Services, Al Phillips Agency, Allegiance, Alliant Insurance, Alternate Wealth Strategies, American General Securities, Inc., Amerus Life, Amrine Financial Services, Applied Financial Concepts, APS/Best Practices, Arizona State University, Artisa Financial Group, Arvest Asset Management, Asset Preserv. Strategies, AXA, Bank of America, Bank of the West, Bank West Insurance, Banknorth Investment Group, BCG Securities, BDS Financial Service Corp., Beach Financial Services, Belforti Investments, Benco Ins. Svc., Benefit Service Company, BeyCor Insurance, Bison Financial Group, Bisys, Blanksom Agency, Bob Lew & Assoc., Brecek & Young, Brindus Financial Services, Brokerage Resources, Brooke Insurance, C2 Advisors, LLC, Cadaret Grant, Cal National Investments, Capital Analysts, Capital Financial Services, Capital Planning Associates, Cat. Financial Partners, CCO Investments, Cedar Brook Financial, Centara Cap., Centara Capital, Centaurus Financial, Century Wealth Management, Charles Edward Investments, Chen & Chen CPA, Chicago Investment Group, Cipiti & Assoc., CitiGroup/Smith Barney, City Securities, Colonial Bank, Commonwealth, Compass Bank, Compass Financial Directions, Connecta, Cooper Financial Services, Cornerstone Financial Group, Country Club Insurance, Courtland Sec., Covenant Financial Concepts, CPI, Crawford Financial Services, Credit Union Financial Network, Crosswind Strategies, CUNA Mutual, Dave Hils Insurance, David Givnish, CLU, Dawson Financial Group, Denny Wexler Attorney, Economic Concepts, Inc. ("ECI"), Edward Jones, Emerging Money Corporation, Everhart Financial Group, Farm Bureau, Fifth Third, Financial Legacy Group, Financial Network, Financial Network, Financial Planning Association of Rhode Island, First American Insurance Underwriters, First Financial Partners, First Heartland, First Meridian, First Niagra Bank, First Planning, Forester, Fortune Financial Services, Frazier Financial Group, Frenkel Inc., FSC Securities, Genworth Financial, GGS Tax Service, Gill Financial Services, Global Insurance, GLS Financial Consultants, Gregory Financial Services, Grosslight Ins., Gulterert Associates, GWN Securities, H&R Block Financial Advisors, Hamilton Manning, Hammet & Green, Harbour Investments, Hartford Life, Haynes Brokerage Group, Hays Co., Hays Companies, HBW Columbus, HD Vest, Heritage Wealth Consultants, Hilliard Lyons, Himmelstein Financial, Hochman Cohen Torres LLP, Houston Association of Insurance and Financial Advisors, Inc., HR Companies, Hub International, IFMG, IMC Financial Group, Impire Sec. Independence Capital, Independent, Independent Brokers Network (IBN) Financial Services, Inc., Infinex Investments, Insurance Plus, Investlinc Wealth Services, Investors Capital, Investors Capital Corporation, Janney Montgomery Scott (JMS), JL Gottlieb Agency, John Branum Ins. Svcs., Jonathan Hind Financial Group, JP Morgan Chase, Jyot Financial Ins., Key Investment Services, Kirby Insurance, Kohlhase Insurance, L&M Financial Services, L.A. Broker Inc., Lane Financial Strategies and Concepts, Larry Zapp Assoc., LFA, LFCU Financial, Lincoln Financial Advisors, Linsco Private Ledger, M&I (Marshall & Illsey), M&T Securities, M2, LLC, Major Financial Planning, Maloyan Associates, Market Street Advisors, Marketshare Financial, Marvin Address & Associates, Maxx Financial Partners, Maynard Financial Services, Mercer Health, Merian Financial, Merrill Lynch, MML Investment Services, Inc., Monarch Financial Group, Money Concepts, Morgan Keegan, Morgan Stanley, Morris Financial Group, Inc., Multi Financial, Mundial Group, Mutual Service Corp., National Association Insurance Financial Advisors, National City, Navitas Group, Neil Potts Financial Services, Nelson Financial, Netstreet Brokerage, New Generation Insurance Marketing, Inc., New West Insurance, Newbridge Securities, NEXT Financial Group, Niche Marketing, Northwestern Mutual Legends Capital, One Resource Group, One Source Financial Services, Inc., owR Opinion, Palm Assurance Resc., Paragon Financial Group, Parry Financial, Partners of the West, Patrick Casey, CPA, Pension Plan Solutions, PFS, Pierro Law Group, Pinnacle TAXX, Potomac, PrimeVest Financial Services, Principal Financial Group, Princor Financial Services, Private Banker, QA3 Financial Corp., Quality First, Questar Capital, Rakowski, Raymond James & Associates, RBC Dain Rauscher, Redick Financial Group, Resource Strategies Inc., Resunate Inc., Risk Mgmt. Advisors, River City Group, RM Stark & Co., Robert W. Baird, Rosselot Financial, Royal Alliance, Royalton Financial Group, Ryan Beck & Co., Sagemark Consulting, Sammins Inc., San Diego Stock & Bond Association, Sanford Kutash Agency, Sante Fe Wealth, Securities America, Semaphone Holdings, Sergakis Insurance Agency, SGM, Smith & Condeni, Sorbitz & Co., Sotille Insurance, Source Financial, Southland, Stifel Nicolaus & Co., Inc., Strategic Financial Group, Sullivan Curtis Monroe, TD Banknorth, The Rule Group, Thomas McDonald Partners, Thurston, Springer, Miller, Herd, and Titak, Time Financial, Transamerica Life Co., Trapani Dickens & Ass., UBOC Investment Services, Inc., UBS Financial Services, Inc., Unaffiliated Firms, UnionBanc Investment Services, Unisure Ins. Svcs., United Planners Financial, USA Small Business Solution, USI, Valley Insurance Services, Valmark Securities, Wachovia, Washington Mutual, Wells Fargo, WFG/WGS, Windsor, WM Financial Services, Woodbury Financial Services, Woodruff-Sawyer, Workman Securities, World Financial Group, World Group Securities, Yamasaki Ins. Agency, Zebra Financial. Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(I)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Sales


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                                                                          33

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Representative is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

PREMIUMS


APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount.



HARTFORD LIFE INSURANCE COMPANY POLICIES: Policies generally will be issued only on the lives of insureds between the ages of 28 and 85 who supply evidence of insurability satisfactory to us.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES: Policies generally will be issued only on the lives of insureds between the ages of 20 and 85 who supply evidence of insurability satisfactory to us.


Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent. The minimum initial premium is the amount required to keep the policy in force for one month, but not less than $50.

Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. The policy date is the date used to determine all future cyclical transactions on the policy, such as Monthly Activity Date and policy years.


PREMIUM PAYMENT FLEXIBILITY -- You have flexibility as to when and in what amounts you pay premiums. Prior to policy issue, you can choose a planned premium, within a range we determined, based on the Face Amount and the insured's sex (except where unisex rates apply), issue age and risk classification. We will send you premium notices for planned premium. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premium payments automatically deducted monthly from your checking account. The planned premium and payment mode you select are shown on your policy's specifications page. You may change the planned premium at any time, subject to our minimum amount rules then in effect.



After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Account Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, "Lapse and Reinstatement."



You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:



- The minimum premium that we will accept is $50 or the amount required to keep the policy in force.



- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.



-   Any premium payment in excess of $1,000,000 is subject to our approval.



In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). If we receive a subsequent premium payment that would cause the Policy to become a MEC, we will follow these procedures:



- If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice. You have 2 weeks from the date of the notice to respond.



- If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, the premium payment will be considered not in good order. We will hold the payment without interest and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.



These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.



In some cases, applying a subsequent premium payment in a policy year could cause your Policy to fail the definition of life insurance. If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the premium payment will be considered not in good order and we will follow these procedures:



- If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will return the excess premium payment to you and await further instructions.



- If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, we will hold the payment without interest and credit the premium payment on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy. The owner will be notified of our action after the premium payment has been credited.


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ALLOCATION OF PREMIUM PAYMENTS


Premium payments are not applied to the Policy until they are received in good order at the addresses below or received by us via wire.


INITIAL NET PREMIUM -- During the application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the Fixed Account on the premium allocation form. Any Net Premium received by us in good order prior to the end of the Right to Examine Period, will be allocated to the Hartford Money Market HLS Fund Sub-Account based on the next computed value of the Hartford Money Market HLS Fund Sub-Account. Upon the expiration of the Right to Examine Period, we will automatically allocate the value in the Hartford Money Market HLS Fund to the Fixed Account (if applicable) and the Sub-Accounts according to your premium allocation instructions. (For policies issued by Hartford Life Insurance Company, if your policy was issued as a result of a replacement, we will automatically move the money from the Hartford Money Market HLS Fund Sub-Account to the Sub-Accounts and the Fixed Account based on the instructions in the application 10 days after the policy was issued, not at the end of the Free Look period.)

SUBSEQUENT NET PREMIUMS -- For subsequent Net Premium Payments, you may send allocation instructions to the addresses shown below in accordance with our then current procedures. If you make a subsequent premium payment and do not provide us with allocation instructions, we will allocate the premium payment among the Sub-Accounts and the Fixed Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt by us in good order and will apply only to premium payments received on or after that date. Subsequent premium payments received by us in good order will be credited to your Policy based on the next computed value of a Sub-Account following receipt of your premium payment. Net Premiums allocated to the Fixed Account will be credited to your Policy on the day business day they are received.

You may not exceed twenty (20) investment choices at any given time and the percentage you allocate to each Sub-Account and/or the Fixed Account must be in whole percentages.

HOW TO SEND PREMIUM PAYMENTS:

MAIL

You should send premium payments to the following lockbox address:

The Hartford
PO Box 64273
St. Paul, MN 55164-0273

or


To our Individual Life Operations Center at:


The Hartford
500 Bielenberg Drive
Woodbury, MN 55125

WIRE


You may also arrange to pay your premium payments by wire. To wire payments call 1-800-231-5453 or email LifeService@Hartfordlife.com.



Mailed premium payments not sent to either of the addresses stated above will be considered not in good order. We will reroute the payment and apply it on the Valuation Date when it is received at the correct location and is determined to be in good order.


You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for your policy.


If your most recent premium allocation instructions include a Fund (merging
Fund) that has been merged into another Fund (surviving Fund) and we do not receive alternative instructions, we will allocate the premium among the Sub-Accounts and the Fixed Account based on your most recent allocation instructions, except that we will apply the premium that would have been allocated to the merging Fund to the surviving Fund. If your most recent premium allocation instructions include a Fund that has been liquidated, generally, unless we receive alternative instructions, we will reject the premium as "not in good order" and seek alternative instructions. Please note that if your most recent allocation instructions include a Fund that we merged or liquidated and your premium payments are made through ACH (wire service), we will reject that premium payment as "not in good order" and seek alternative instructions.


If you mail or fax us a transfer or premium payment request with premium allocation or transfer instructions and those premium allocation or transfer instructions request that a premium or policy value be allocated to a Fund that has been merged or liquidated, we will reject that request as "not in good order" and seek alternative instructions.

ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

The number of accumulation units in each Sub-Account to be credited to a policy (including the initial allocation to the Hartford Money Market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

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ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a policy, (i.e, with respect to determining Account Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment) will be made on the date the request or payment is received by us in good order at the Individual Life Operations Center, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day. Requests for Sub-Account transfers or premium payments received on any Valuation Day in good order after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.

ACCOUNT VALUES -- Each policy will have an Account Value. There is no minimum guaranteed Account Value.

The Account Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy's Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Account Value equals the policy's value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy's Cash Value is equal to the Account Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven calendar days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

DEATH BENEFITS AND POLICY VALUES

DEATH BENEFIT -- Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the last surviving insured. Your policy will be effective on the policy Date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of either insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The death benefit depends on the death benefit option you select, the minimum death benefit provision, and whether or not the Death Benefit Guarantee is in effect.

DEATH BENEFIT OPTIONS -- There are three death benefit options: the Level Death Benefit Option ("Option A"), the Return of Account Value Death Benefit Option ("Option B") and the Return of Premium Death Benefit Option ("Option C"). Subject to the minimum death benefit described below, the death benefit under each option is as follows:

-   Under Option A, the current Face Amount.

- Under Option B, the current Face Amount plus the Account Value on the date we receive due proof of the last surviving insured's death.

- Under Option C, the current Face Amount plus the lesser of: (a) the sum of the premiums paid; or (b) $5 million.

DEATH BENEFIT OPTION CHANGES -- You may change your death benefit option. You must notify us of the change in writing. You may change Option C or Option B to Option A. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change. You may change Option A to Option B. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, reduced by the then-current Account Value. Any resulting decrease in the Face Amount may be subject to a partial surrender charge.

MINIMUM DEATH BENEFIT -- The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and each insured's issue age, sex (where unisex rates are not used) and insurance class. This

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36

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percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.

EXAMPLES OF MINIMUM DEATH BENEFIT:

                                                              A           B
--------------------------------------------------------------------------------
 Face Amount                                                $100,000    $100,000
 Account Value                                                46,500      34,000
 Specified Percentage                                           250%        250%
 Death Benefit Option                                          Level       Level

In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee of 1/12 of $1 per $1,000 of each increase per month for the first twelve months from the effective date of each increase. This amount will not be less than 1/12 of $500 but not greater than 1/12 of $3,000.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than that specified in our minimum rules then in effect. If during the surrender charge period, you decrease your Face Amount to an amount lower than it has ever been, a partial surrender charge will be assessed.

The surrender charge assessed will be:

- the surrender charge applicable to the then current policy year, if any; multiplied by

-   the percentage described below.

The percentage will be determined by:

-   subtracting the new Face Amount from the lowest previous Face Amount; and

-   dividing that difference by the lowest previous Face Amount.

The surrender charge assessed will be deducted from your Account Value on the Monthly Activity Date on which the decrease becomes effective. We will also reduce the surrender charges applicable to future policy years and provide you a revised schedule of surrender charges.

CHARGES AND POLICY VALUES -- Your policy values decrease due to the deduction of policy charges. Policy values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your account value may have an effect on your death benefit. If your policy lapses, the policy terminates and no death benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY

SURRENDER -- Provided your policy has a Cash Surrender Value, you may surrender your policy to us. In such case you may be subject to a surrender charge, see "Surrender Charge." We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date we receive your request in writing, or the date you request your surrender, whichever is later.

WITHDRAWALS -- One withdrawal is allowed per calendar month. Withdrawals may be subject to a surrender charge, see "Surrender Charge." You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum partial withdrawal is the Cash Surrender Value, minus $1000. If the death benefit option then in effect is Option A or Option C, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. You may be assessed a charge of up to $10 for each partial withdrawal.


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LOANS


AVAILABILITY OF LOANS -- At any time while the Policy is in force and has a Cash Surrender Value, You may obtain a loan from Us. We will hold the Policy as sole security for repayment of any such loans taken. We may defer granting a loan, for the period permitted by law but not more than six months, unless the loan is to be used to pay premiums on any policies You have with Us. The minimum loan amount that we will allow is $500. In Tennessee, there is no minimum.


When you take a loan, an amount equal to the loan is transferred from your investment choices to the Loan Account as collateral.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the policy will then go into default. See "Lapse and Reinstatement."

PREFERRED INDEBTEDNESS -- If, at any time after the tenth (10th) policy anniversary, your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness, if any. The maximum amount of preferred Indebtedness is the amount by which the Account Value exceeds the total premiums paid and is determined on each Monthly Activity Date.

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force and either of the insureds' is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated. All loan repayments must be clearly marked as such. Any payment not clearly marked as a loan repayment will be considered to be a premium payment.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.5%.

INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed Account and the Sub-Accounts to the Loan Account on a pro rata basis.

POLICY LOAN RATES -- The table below shows the interest rates we will charge on your Indebtedness.

                                               INTEREST RATE
                           PORTION OF             CHARGED
DURING POLICY YEARS       INDEBTEDNESS       EQUALS 3.5% PLUS:
----------------------------------------------------------------
        1-10                  All                    2%
    11 and later           Preferred                 0%
                         Non-Preferred               1%

LAPSE AND REINSTATEMENT

POLICY DEFAULT AND LAPSE -- Your Policy will be in default on any Monthly Activity Date on which either:

-   The Account Value is not sufficient to cover the Monthly Deduction Amount;
    or

-   The Indebtedness exceeds the Cash Value.

If the policy goes into default, we will send you a lapse notice warning you that the policy is in danger of terminating.

That lapse notice will tell you the minimum premium required to keep the policy from terminating. The minimum premium will be no greater than an amount that results in a Cash Surrender Value equal to the three Monthly Deduction Amounts as of the date your policy goes into default. That notice will be mailed both to you, and any assignee, on the first day the policy goes into default, at your last known address.

GRACE PERIOD -- We will keep your policy inforce for the 61-day period following the date your policy goes into default. We call that period the policy Grace Period. However, if we have not received the required premiums (specified in your lapse notice) by the end of the policy Grace Period, the policy will terminate unless the Death Benefit Guarantee is in effect.

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38

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If the last surviving insured dies during the Grace Period, we will pay the death benefit.

DEATH BENEFIT GUARANTEE -- The policy will remain in force at the end of the policy Grace Period as long as the Death Benefit Guarantee is available, as described below.

The Death Benefit Guarantee is available so long as:

-   the policy is in the Death Benefit Guarantee Period; and

- on each Monthly Activity Date during that period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, equal or exceed an amount known as the Cumulative Death Benefit Guarantee Premium.

The Death Benefit Guarantee Period is determined at issue, based on each insured's age, sex and risk classification. Some states may limit the maximum length of the Death Benefit Guarantee Period. In New York, this provision is referred to as the "No-Lapse Guarantee." The Cumulative Death Benefit Guarantee Premium is the premium required to maintain the Death Benefit Guarantee.

If the Death Benefit Guarantee is available and you fail to pay the required premium as defined in your lapse notice by the end of the policy grace period, the Death Benefit Guarantee will then go into effect. The policy will remain in force, however:

-   all riders will terminate;

-   the Death Benefit Option becomes Level;

-   The Face Amount will be reduced to the Death Benefit Guarantee Amount; and

-   Any future scheduled increases in the Face Amount will be canceled.

The Death Benefit Guarantee Amount is the amount selected by you at the time you apply for the policy. It is the death benefit while the Death Benefit Guarantee is in effect.

As long as the policy remains in default and the Death Benefit Guarantee is available, the Death Benefit Guarantee will remain in effect on each subsequent Monthly Activity Date. You may be required to make premium payments to keep the Death Benefit Guarantee available, as described above.

If during the Death Benefit Guarantee Period, the Face Amount is decreased below the current Death Benefit Guarantee Amount, the Death Benefit Guarantee Amount will become the new Face Amount. A new monthly Death Benefit Guarantee Premium will be calculated. We will send you a notice of the new Monthly Death Benefit Guarantee Premium, which will be used in calculating the Cumulative Death Benefit Guarantee Premium in subsequent months.

DEATH BENEFIT GUARANTEE GRACE PERIOD -- If, on each Monthly Activity Date during the Death Benefit Guarantee Period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, do not equal or exceed the Cumulative Death Benefit Guarantee Premium on that date, a Death Benefit Guarantee Grace Period of 61 days will begin. We will mail to you and any assignee a notice. That notice will warn you that you are in danger of losing the Death Benefit Guarantee and will tell you the amount of premium you need to pay to continue the Death Benefit Guarantee.

The Death Benefit Guarantee will be removed from the policy if the required premium is not paid by the end of the Death Benefit Guarantee Grace Period. You will receive a written notification of the change and the Death Benefit Guarantee will never again be available or in effect on the policy. If the Death Benefit Guarantee was in effect, the policy will terminate at the end of the Death Benefit Guarantee Grace Period.

Loss of the Death Benefit Guarantee at the end of the Death Benefit Guarantee Grace Period does not automatically cause the policy to terminate; however the policy will terminate if the continued existence of the Death Benefit Guarantee was what was preventing the policy from terminating.

REINSTATEMENT -- Unless the policy has been surrendered for its Cash Surrender Value, the policy may be reinstated prior to the maturity date, provided:

- the insureds alive at the end of the grace period are also alive on the date of reinstatement;

- You make your request in writing within five years from the date the policy lapsed;

-   You submit to us satisfactory evidence of insurability;

-   any policy Indebtedness is repaid or carried over to the reinstated policy;
    and

- You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (2) keep your policy in force for three months after the date of reinstatement.

If the policy lapse occurs because the Account Value is not sufficient to cover the Monthly Deduction Amount, then the Account Value on the reinstatement date equals:

-   The Cash Value on the date of policy termination; plus

- Net Premiums attributable to premiums paid at the time of policy reinstatement; minus

-   The Monthly Deduction Amounts that were due and unpaid during the Grace
    Period.

If the policy lapse occurs because the Indebtedness exceeds the Cash Value, then the Account Value on the reinstatement date equals:

-   The Cash Value on the date of policy termination; plus

- Net Premiums attributable to premiums paid at the time of policy reinstatement; minus

- The Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus

-   The Surrender Charge at the time of reinstatement.

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The Surrender Charge, if any, that will be assessed upon the surrender of any reinstated policy, will be calculated based on the policy duration from the original Policy Date and as though the policy had never lapsed.

FEDERAL TAX CONSIDERATIONS


IRS CIRCULAR 230 NOTICE: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax advisor.


INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Life Insurance Purchases by Nonresident Aliens and Foreign Entities," regarding life insurance purchases by non-U.S. Persons.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of a life insurance contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification requirements or falls within a potentially adverse and/or broad tax definition or tax classification (e.g., for a deferred compensation or split-dollar arrangement). In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves based on the policy.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the policies. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY


For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. However, there are exceptions to this general rule. For example, the death benefit will be taxable in the case of a transfer-for-value, unless certain exceptions apply. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value

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accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the Section 7702 requirements.

Although we believe that the Last Survivor Policies are in compliance with
Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor life insurance policy will meet the Section 7702 definition of a life insurance contract.


At the time We issue the Policy, You must irrevocably elect one of the following tests to qualify the Policy as life insurance under section 7702 of the Code:
(a) the cash value accumulation test; or (b) the guideline premium and cash value corridor test.



Under the cash value accumulation test, a Policy's Death Benefit must be large enough to ensure that the Policy's Account Value is never larger than the net single premium that is needed to fund future benefits under the Policy. The net single premium under the Policy varies according to the age(s), sex(es) and underwriting class(s) of the insured(s) and is calculated in accordance with section 7702 and used to determine the minimum death benefit percentages stated in the Policy.



The guideline premium and cash value corridor test is made up of two components, each of which must be satisfied in order to qualify as life insurance under section 7702. Under the guideline premium portion of the test, the total premiums you pay cannot exceed your Policy's guideline premium limit. The guideline premium limit is the greater of the guideline single premium or the sum of the guideline level premiums to date. Under the cash value corridor portion of the test, the Policy's Death Benefit may not be less than the Policy Account Value multiplied by the minimum death benefit percentages set forth in section 7702 (and stated in the Policy).


There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner unless the policy is a modified endowment contract. There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such transactions.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The Last Survivor Exchange Option Rider permits, under limited circumstances, a policy to be split into two individual policies on the life of each of the insureds. A policy split may have adverse tax consequences. It is unclear whether a policy split will be treated as a nontaxable exchange or transfer under the Code. Unless a policy split is so treated, among other things, the split or transfer will result in the recognition of taxable income on the gain in the policy. In addition, it is unclear whether, in all circumstances, the individual policies that result from a policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences of a policy split.

The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the last surviving insured. If the maturity date of the policy is extended by rider, we believe the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

DIVERSIFICATION REQUIREMENTS

The Code requires that each sub-account of the Separate Account supporting your policy be adequately diversified. Code Section 817(h) provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of a segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

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In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for income tax deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts and other permitted entities.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS

Under existing provisions of the Code, increases in a policy owner's contract value are generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If there is a total withdrawal from the policy, then the surrender value will be includable in the policy owner's income to the extent that the amount received exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a total withdrawal, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or loans or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that satisfies the Section 7702 definition of a life insurance contract and either
(i) fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition,

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where the death benefit is payable only upon the death of a surviving insured individual, if there is a reduction in benefits under the policy at any time, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the date of issue. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is generally excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the last surviving insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the last surviving insured owned the policy. If the policy owner was not the last surviving insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the last surviving insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX -- GENERALLY

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

EMPLOYER-OWNED LIFE INSURANCE, NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES


Effective for all "employer-owned life insurance contracts" issued after August 17, 2006 (including contracts issued before August 18, 2006 but materially modified on or after such date), Section 101(j) provides that death benefits from an "employer-owned life insurance contract" are subject to federal income tax in excess of premiums and other amounts paid, unless certain notice and consent requirements are satisfied and an exception under Section 101(j) applies.


An "employer-owned life insurance contract" is defined as a life insurance contract which --

(i) is owned by a person engaged in a trade or business ("policyholder") under which the policyholder (or a related person) is directly or indirectly a beneficiary under the contract, and

(ii) covers the life of an insured who is an employee with respect to the trade or business of the policyholder. For these purposes, the term "employee" means all employees, including officers and highly compensated employees, as well as directors.

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Notice and consent is generally satisfied if, before the contract is issued, the employee --

- is notified in writing that the policyholder intends to insure the employee's life and the maximum face amount for which the employee could be insured at the time the contract was issued,

- provides written consent to being insured under the contract and that such coverage may continue after the insured terminates employment, and

- is informed in writing that the policyholder (or a related party) will be a beneficiary of any proceeds payable upon the death of the employee.

If the notice and consent requirements are met, the death benefit of an employer-owned life insurance contract will not be taxable if an exception under
Section 101(j) applies. Section 101(j) provides exceptions based on the insured's status (e.g., a director or certain highly compensated employees or an insured who was an employee at any time within the 12-month period before the insured's death) with respect to the policyholder, as well as exceptions for death benefit amounts paid to certain of the insured's heirs (e.g., the insured's estate or any individual who is the designated beneficiary of the insured under the contract (other than the policyholder)).


Section 6039I imposes annual reporting and recordkeeping requirements on employers that own one or more employer-owned life insurance contracts (e.g., see IRS Form 8925, Report of Employer-Owned Life Insurance Contracts).


If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules.

Increases in the Investment Value of a contract may be considered in the determination of the corporate alternative minimum tax ("AMT") income. Death benefit proceeds in excess of AMT basis may be included in the computation of AMT income.

Prior to purchasing a life insurance contract, a trade or business should consult with a qualified tax advisor.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN ENTITIES

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies and required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prior to purchasing a life insurance contract, nonresident aliens and foreign entities should consult with a qualified tax advisor.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a life insurance contract is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Internal Revenue Code ("Qualified Plan") for the benefit of participants covered under the plan, the federal and state income and estate tax treatment of such policies will be somewhat different from that described this section. The purchase may also affect the qualified nature of the plan.

The plan participant of a Qualified Plan must recognize the economic benefit of the insurance protection as income each year. The amount of economic benefit is measured by an IRS Table (currently Table 2001) or by a one-year term product of the insurer that meets specific IRS parameters outlined in IRS Notice 2002-8.

The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. When life insurance is purchased within a Qualified Plan, the amount that is received income tax free is the difference between the face amount and the cash surrender value, but only to the extent that the participant has properly recognized into income the appropriate amount of economic benefit.

A Qualified Plan is subject to the so called "incidental benefit rules." A Qualified Plan is permitted to hold life insurance, so long as the life insurance coverage is "incidental" to the primary purpose of the plan and the plan document permits the purchase of life insurance. Life insurance coverage is considered "incidental" if less than 50 percent of the contributions can be used to purchase whole life insurance. Generally, for term, universal or variable life insurance, no more than 25 percent of such contributions may be used. The "incidental benefit" rules may also be satisfied if the death benefit does not exceed 100 times the participant's anticipated monthly normal retirement benefit. If the Qualified Plan does not comply with the incidental benefit rules, it may be subject to adverse tax consequences.

In April 2005, the Treasury Department and the IRS issued Rev. Proc. 2005-25 which discusses the valuation of life insurance policies within the context of Qualified Plans and Sections 83 and 79 of the Internal Revenue Code. In August of 2005, the Treasury Department issued final regulations clarifying that a life insurance policy transferred out of a Qualified Plan must be taxed at its full fair market value. The preamble to the final regulations states that taxpayers may rely on the safe harbor method for computing full fair market value discussed in Rev. Proc. 2005-25.

Distributions from Qualified Plans are generally subject to ordinary income tax, and if taken prior to age 59 1/2, a 10%

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federal tax penalty may apply to amounts distributed from the Qualified Plan.
Also, distributions from a Qualified Plan generally are subject to federal income tax withholding requirements.

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974 as amended ("ERISA").

Purchasers of life insurance in a Qualified Plan should consult a qualified tax advisor to ensure that they comply with these complex rules and understand the federal and state income and estate tax treatment of such policies.

LEGAL PROCEEDINGS


There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future legal proceeding or regulatory action, we do not expect any of these actions to result in a material adverse effect on the Company or its Separate Accounts.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner's ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

FINANCIAL STATEMENTS

We have included the statutory financial statements for the Company and the Separate Account in the Statement of Additional Information (SAI). To receive a copy of the SAI free of charge, call your registered representative or write to us at:

The Hartford
P.O. Box 2999
Hartford, CT 06104-299


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GLOSSARY OF SPECIAL TERMS

ACCOUNT VALUE: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.

CASH SURRENDER VALUE: the Cash Value less all Indebtedness.

CASH VALUE: the Account Value less any applicable Surrender Charges.

COMPANY (ISSUING COMPANY): Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. The name of the company that issues your policy appears on the policy and is determined primarily by the state where you purchased the policy.

CUMULATIVE DEATH BENEFIT GUARANTEE PREMIUM: the premium required to maintain the Death Benefit Guarantee. Initially, the Cumulative Death Benefit Guarantee Premium is the Death Benefit Guarantee Premium. On each Monthly Activity Date thereafter, the Cumulative Death Benefit Guarantee Premium is: (a) the Cumulative Death Benefit Guarantee Premium on the previous Monthly Activity Date; plus (b) the current Death Benefit Guarantee Premium.

DEATH BENEFIT GUARANTEE AMOUNT: a benefit amount selected by you at the time you apply for the policy. This is the death benefit that will apply to your policy while the Death Benefit Guarantee is in effect.

DEATH BENEFIT GUARANTEE PREMIUM: the amount of monthly premium required to keep the Death Benefit Guarantee available, as shown in the policy's specification page, and used to calculate the Cumulative Death Benefit Guarantee Premium.


DESIGNATED ADDRESS: Our address for receiving premium payments and other policyholder requests.



The Designated Address for sending premium payments is The Hartford, P.O. Box 64273, St. Paul, MN 55164-0273 or to our Individual Life Operations Center at The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.



The Designated Address for sending all other policy holder transactions is to our Individual Life Operations Center at The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.


FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

FIXED ACCOUNT: part of our general account to which all or a portion of the Account Value may be allocated.

FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.

GOOD ORDER: means all necessary documents and forms are complete and in our possession.

INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

LOAN ACCOUNT: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

MATURITY DATE: The date on which your policy matures and your policy terminates.

MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM: the amount of premium credited to Account Value. It is premium paid minus the sales load and premium tax charge.

PRO RATA BASIS: an allocation method based on the proportion of the Account Value in the Fixed Account and each Sub-Account.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.

SUB-ACCOUNT: a subdivision of the Separate Account.

SURRENDER CHARGE: a charge that may be assessed if you surrender your policy or the Face Amount is decreased.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading.

WE, US, OUR: Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

YOU, YOUR: the owner of the policy


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WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information, which is considered a part of this Prospectus because it is incorporated by reference, contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it. You can contact your financial adviser for a personalized illustration of policy fees and charges, free of charge.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 100 F Street, NE, Room 1580, Washington, DC 20549. Copies of documents filed with the SEC may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section. Please call the SEC at 202-551-8090 for further information. Our SEC filings are also available to the public at the SEC's website at http://www.sec.gov.

811-07271


811-07273



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                                     PART B

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HARTFORD LIFE INSURANCE COMPANY

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STATEMENT OF ADDITIONAL INFORMATION (PART B)
STAG VARIABLE LIFE LAST SURVIVOR II (SERIES II)
SEPARATE ACCOUNT VL II
HARTFORD LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.


DATE OF PROSPECTUS: MAY 1, 2008



DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2008



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2                                            HARTFORD LIFE INSURANCE COMPANY

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TABLE OF CONTENTS

                                                                           PAGE
--------------------------------------------------------------------------------
GENERAL INFORMATION AND HISTORY                                                3
SERVICES                                                                       3
EXPERTS                                                                        3
DISTRIBUTION OF THE POLICIES                                                   3
ADDITIONAL INFORMATION ABOUT CHARGES                                           4
PERFORMANCE DATA                                                               4
FINANCIAL STATEMENTS                                                           4


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HARTFORD LIFE INSURANCE COMPANY                                            3

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GENERAL INFORMATION AND HISTORY

HARTFORD LIFE INSURANCE COMPANY ("HARTFORD") -- Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999.

Hartford Life Insurance Company is controlled by Hartford Life and Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

SEPARATE ACCOUNT VL II was established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2007 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 20, 2008 and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account VL II (the "Account") as of December 31, 2007, and the related statements of operations and changes in net assets for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 20, 2008, which reports are both included in this Statement of Additional Information. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


DISTRIBUTION OF THE POLICIES


Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and offers the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").



Hartford currently pays HESCO underwriting commissions for its role as Principal Underwriter of all policies offered through this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HESCO in its role as Principal Underwriter has been: 2007: $2,199,880; 2006:
$1,537,327; and 2005: $1,342,384. HESCO did not retain any of these commissions.


HESCO enters into sales agreements with registered broker-dealers, financial institutions and other parties ("Financial Intermediaries"). The policies are sold by salespersons who represent Hartford as insurance agents and who are registered representatives ("Sales Representatives") of HESCO or certain other registered broker-dealers who have entered into sales agreements with HESCO.

Financial Intermediaries are compensated according to a schedule in the sales agreement and are subject to any rules or regulations that apply to variable life insurance compensation. This compensation is usually paid from sales charges described in the Prospectus. The compensation generally consists of commissions and may involve other types of payments that are described more fully in the prospectus.

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4                                            HARTFORD LIFE INSURANCE COMPANY

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ADDITIONAL INFORMATION ABOUT CHARGES

SALES LOAD -- The front-end load under the policies may be used to cover expenses related to the sale and distribution of the policies. Refer to prospectus for applicable sales load.

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds between the ages of 28 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent.


Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. For preferred and standard risks, the cost of insurance rate will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.


INCREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee of 1/12 of $1 per $1,000 of each increase per month for the first 12 months from the effective date of each increase. This amount will not be less than 1/12 of $500 but not greater than 1/12 of $3,000.

PERFORMANCE DATA

Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the surrender charge, unamortized tax charge, cost of insurance charge, mortality and expense risk charge, tax expense charge, annual maintenance fee, and the administrative charge. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL II AND THE
BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account VL II (the "Account"), as of December 31, 2007, and the related statements of operations and changes in net assets for the respective stated periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the mutual fund companies; where replies were not received from the mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting Hartford Life Insurance Company Separate Account VL II as of December 31, 2007, the results of their operations and the changes in their net assets for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 20, 2008

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                ALLIANCEBERNSTEIN VPS   ALLIANCEBERNSTEIN VPS    ALLIANCEBERNSTEIN VPS
                                    INTERNATIONAL           SMALL/MID-CAP            INTERNATIONAL
                                   VALUE PORTFOLIO         VALUE PORTFOLIO         GROWTH PORTFOLIO
                                     SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT (A)
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                        40,910                 20,866                     787
                                      ==========               ========                 =======
  Cost                                $1,013,909               $384,852                 $22,069
                                      ==========               ========                 =======
  Market Value                        $1,017,841               $355,341                 $19,456
 Due from Hartford Life
  Insurance Company                           --                     --                      --
 Receivable from fund shares
  sold                                        --                     --                      --
 Other assets                                 --                     --                      --
                                      ----------               --------                 -------
 Total Assets                          1,017,841                355,341                  19,456
                                      ----------               --------                 -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                     --                      --
 Payable for fund shares
  purchased                                   --                     --                      --
 Other liabilities                            --                     --                      --
                                      ----------               --------                 -------
 Total Liabilities                            --                     --                      --
                                      ----------               --------                 -------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $1,017,841               $355,341                 $19,456
                                      ==========               ========                 =======

(a)  From inception, May 1, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    AIM V.I.                                AIM V.I.          AIM V.I.
                                     CAPITAL             AIM V.I.         MID CAP CORE       SMALL CAP
                                APPRECIATION FUND    CORE EQUITY FUND     EQUITY FUND       EQUITY FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                     5,157                 466              33,515             5,339
                                    ========             =======            ========          ========
  Cost                              $129,841             $12,211            $436,100           $87,742
                                    ========             =======            ========          ========
  Market Value                      $151,461             $13,565            $488,313           $82,919
 Due from Hartford Life
  Insurance Company                       --                  --                  --                --
 Receivable from fund shares
  sold                                    --                  --                  --                --
 Other assets                             --                  --                  --                --
                                    --------             -------            --------          --------
 Total Assets                        151,461              13,565             488,313            82,919
                                    --------             -------            --------          --------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       --                  --                  --                --
 Payable for fund shares
  purchased                               --                  --                  --                --
 Other liabilities                        --                  --                  --                --
                                    --------             -------            --------          --------
 Total Liabilities                        --                  --                  --                --
                                    --------             -------            --------          --------
NET ASSETS:
 For Variable Life Contract
  Liabilities                       $151,461             $13,565            $488,313           $82,919
                                    ========             =======            ========          ========

                                   AIM V.I.                               AMERICAN FUNDS
                                   CAPITAL          AMERICAN FUNDS       BLUE CHIP INCOME
                               DEVELOPMENT FUND  ASSET ALLOCATION FUND    AND GROWTH FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                    6,344              442,534                151,867
                                   ========           ==========             ==========
  Cost                             $127,362           $6,765,908             $1,416,836
                                   ========           ==========             ==========
  Market Value                     $119,576           $8,138,202             $1,738,878
 Due from Hartford Life
  Insurance Company                      --                   --                    296
 Receivable from fund shares
  sold                                   --                   --                     --
 Other assets                            --                   --                     --
                                   --------           ----------             ----------
 Total Assets                       119,576            8,138,202              1,739,174
                                   --------           ----------             ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                      --                   --                     --
 Payable for fund shares
  purchased                              --                   --                    296
 Other liabilities                       --                   --                     --
                                   --------           ----------             ----------
 Total Liabilities                       --                   --                    296
                                   --------           ----------             ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                      $119,576           $8,138,202             $1,738,878
                                   ========           ==========             ==========

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS          AMERICAN FUNDS          AMERICAN FUNDS
                                      BOND FUND           GLOBAL GROWTH FUND          GROWTH FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                        235,669                 115,819                  190,239
                                     ============            ============            =============
  Cost                                 $2,651,417              $1,849,529               $9,143,618
                                     ============            ============            =============
  Market Value                         $2,599,432              $2,895,463              $12,692,738
 Due from Hartford Life
  Insurance Company                            --                  13,249                   23,076
 Receivable from fund shares
  sold                                         --                      --                       --
 Other assets                                  --                      --                        3
                                     ------------            ------------            -------------
 Total Assets                           2,599,432               2,908,712               12,715,817
                                     ------------            ------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                      --                       --
 Payable for fund shares
  purchased                                    --                  13,249                   23,076
 Other liabilities                             --                      --                       --
                                     ------------            ------------            -------------
 Total Liabilities                             --                  13,249                   23,076
                                     ------------            ------------            -------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $2,599,432              $2,895,463              $12,692,741
                                     ============            ============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                         AMERICAN FUNDS
                                AMERICAN FUNDS           AMERICAN FUNDS          AMERICAN FUNDS           GLOBAL SMALL
                              GROWTH-INCOME FUND       INTERNATIONAL FUND        NEW WORLD FUND       CAPITALIZATION FUND
                                  SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                     237,022                 254,701                  63,172                 150,774
                                 =============            ============            ============            ============
  Cost                              $7,583,060              $4,511,363                $979,425              $2,349,447
                                 =============            ============            ============            ============
  Market Value                     $10,016,550              $6,296,198              $1,623,515              $4,063,361
 Due from Hartford Life
  Insurance Company                      2,804                   2,043                  10,778                   1,703
 Receivable from fund
  shares sold                               --                      --                      --                      --
 Other assets                               --                      --                      --                      --
                                 -------------            ------------            ------------            ------------
 Total Assets                       10,019,354               6,298,241               1,634,293               4,065,064
                                 -------------            ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                      --                      --                      --
 Payable for fund shares
  purchased                              2,804                   2,043                  10,778                   1,703
 Other liabilities                          --                      --                      --                      --
                                 -------------            ------------            ------------            ------------
 Total Liabilities                       2,804                   2,043                  10,778                   1,703
                                 -------------            ------------            ------------            ------------
NET ASSETS:
 For Variable Life
  Contract Liabilities             $10,016,550              $6,296,198              $1,623,515              $4,063,361
                                 =============            ============            ============            ============

                                FIDELITY VIP           FIDELITY VIP            FIDELITY VIP
                               ASSET MANAGER           EQUITY-INCOME            CONTRAFUND
                                 PORTFOLIO               PORTFOLIO              PORTFOLIO
                                SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------  -------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                   57,423                  491,808                30,419
                                 ==========            =============            ==========
  Cost                             $957,065              $11,414,826              $976,449
                                 ==========            =============            ==========
  Market Value                     $951,499              $11,758,996              $835,301
 Due from Hartford Life
  Insurance Company                      --                      246                    --
 Receivable from fund
  shares sold                            --                       --                    --
 Other assets                            --                       --                    --
                                 ----------            -------------            ----------
 Total Assets                       951,499               11,759,242               835,301
                                 ----------            -------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                      --                       --                    --
 Payable for fund shares
  purchased                              --                      246                    --
 Other liabilities                       --                       --                    --
                                 ----------            -------------            ----------
 Total Liabilities                       --                      246                    --
                                 ----------            -------------            ----------
NET ASSETS:
 For Variable Life
  Contract Liabilities             $951,499              $11,758,996              $835,301
                                 ==========            =============            ==========

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                                       FRANKLIN
                                     FIDELITY VIP            FIDELITY VIP               INCOME
                                  OVERSEAS PORTFOLIO      MID CAP PORTFOLIO        SECURITIES FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                         54,817                  30,842                 104,508
                                     ============            ============            ============
  Cost                                 $1,056,677              $1,042,381              $1,813,602
                                     ============            ============            ============
  Market Value                         $1,387,960              $1,098,904              $1,809,033
 Due from Hartford Life
  Insurance Company                            --                      --                   4,186
 Receivable from fund shares
  sold                                         --                      --                      --
 Other assets                                  --                      --                      --
                                     ------------            ------------            ------------
 Total Assets                           1,387,960               1,098,904               1,813,219
                                     ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                      --                      --
 Payable for fund shares
  purchased                                    --                      --                   4,186
 Other liabilities                             --                      --                      --
                                     ------------            ------------            ------------
 Total Liabilities                             --                      --                   4,186
                                     ------------            ------------            ------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $1,387,960              $1,098,904              $1,809,033
                                     ============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      FRANKLIN                                      TEMPLETON
                                  SMALL CAP VALUE          MUTUAL SHARES             GROWTH           MUTUAL DISCOVERY
                                  SECURITIES FUND         SECURITIES FUND        SECURITIES FUND      SECURITIES FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                        79,395                 111,809                6,036                16,628
                                    ============            ============            =========            ==========
  Cost                                  $997,127              $2,076,632              $95,132              $378,457
                                    ============            ============            =========            ==========
  Market Value                        $1,357,661              $2,257,421              $93,192              $393,913
 Due from Hartford Life
  Insurance Company                           --                   4,482                   --                 8,372
 Receivable from fund shares
  sold                                        --                      --                   --                    --
 Other assets                                 --                      --                   --                    --
                                    ------------            ------------            ---------            ----------
 Total Assets                          1,357,661               2,261,903               93,192               402,285
                                    ------------            ------------            ---------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                      --                   --                    --
 Payable for fund shares
  purchased                                   --                   4,482                   --                 8,372
 Other liabilities                            --                      --                   --                    --
                                    ------------            ------------            ---------            ----------
 Total Liabilities                            --                   4,482                   --                 8,372
                                    ------------            ------------            ---------            ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $1,357,661              $2,257,421              $93,192              $393,913
                                    ============            ============            =========            ==========

                                    TEMPLETON         HARTFORD            HARTFORD
                                  GLOBAL INCOME       ADVISERS        TOTAL RETURN BOND
                                 SECURITIES FUND      HLS FUND            HLS FUND
                                 SUB-ACCOUNT (A)     SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                      4,116             591,339           1,279,657
                                    =========       =============       =============
  Cost                                $67,612         $14,923,851         $14,503,485
                                    =========       =============       =============
  Market Value                        $68,823         $12,403,152         $14,262,846
 Due from Hartford Life
  Insurance Company                        --              25,629              25,557
 Receivable from fund shares
  sold                                     --                  --                  --
 Other assets                              --                  --                  --
                                    ---------       -------------       -------------
 Total Assets                          68,823          12,428,781          14,288,403
                                    ---------       -------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                  --                  --
 Payable for fund shares
  purchased                                --              25,629              25,557
 Other liabilities                         --                   2                  --
                                    ---------       -------------       -------------
 Total Liabilities                         --              25,631              25,557
                                    ---------       -------------       -------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $68,823         $12,403,150         $14,262,846
                                    =========       =============       =============

(a)  From inception, May 1, 2007 to December 31, 2007.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                       HARTFORD                 HARTFORD               HARTFORD
                                 CAPITAL APPRECIATION      DIVIDEND AND GROWTH      GLOBAL ADVISERS
                                       HLS FUND                 HLS FUND               HLS FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                         751,515                  656,903                  992
                                     =============            =============            =========
  Cost                                 $35,310,366              $12,726,523              $11,483
                                     =============            =============            =========
  Market Value                         $39,421,369              $14,679,795              $13,497
 Due from Hartford Life
  Insurance Company                          8,194                        5                   --
 Receivable from fund shares
  sold                                          --                       --                   --
 Other assets                                   --                        1                   --
                                     -------------            -------------            ---------
 Total Assets                           39,429,563               14,679,801               13,497
                                     -------------            -------------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                       --                   --
 Payable for fund shares
  purchased                                  8,194                        5                   --
 Other liabilities                               1                       --                   --
                                     -------------            -------------            ---------
 Total Liabilities                           8,195                        5                   --
                                     -------------            -------------            ---------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $39,421,368              $14,679,796              $13,497
                                     =============            =============            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  HARTFORD               HARTFORD                HARTFORD                   HARTFORD
                               GLOBAL GROWTH        GLOBAL TECHNOLOGY       DISCIPLINED EQUITY        GROWTH OPPORTUNITIES
                                  HLS FUND               HLS FUND                HLS FUND                   HLS FUND
                              SUB-ACCOUNT (B)          SUB-ACCOUNT              SUB-ACCOUNT                SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                     280                  1,128                    62,598                     24,290
                                  ========               ========               ===========                ===========
  Cost                              $3,600                 $7,314                  $734,873                   $751,573
                                  ========               ========               ===========                ===========
  Market Value                      $6,286                 $7,763                  $942,106                   $795,608
 Due from Hartford Life
  Insurance Company                     --                     --                        --                         --
 Receivable from fund
  shares sold                           --                     --                        --                         --
 Other assets                           --                     --                        --                         --
                                  --------               --------               -----------                -----------
 Total Assets                        6,286                  7,763                   942,106                    795,608
                                  --------               --------               -----------                -----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                     --                     --                        --                         --
 Payable for fund shares
  purchased                             --                     --                        --                         --
 Other liabilities                      --                     --                        --                         --
                                  --------               --------               -----------                -----------
 Total Liabilities                      --                     --                        --                         --
                                  --------               --------               -----------                -----------
NET ASSETS:
 For Variable Life
  Contract Liabilities              $6,286                 $7,763                  $942,106                   $795,608
                                  ========               ========               ===========                ===========

                                                  HARTFORD                HARTFORD
                               HARTFORD         INTERNATIONAL           INTERNATIONAL
                                INDEX           SMALL COMPANY           OPPORTUNITIES
                               HLS FUND           HLS FUND                HLS FUND
                             SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
--------------------------  --------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                 471,995            32,626                  612,926
                            ==============       ===========            =============
  Cost                         $13,431,298          $480,847               $8,220,998
                            ==============       ===========            =============
  Market Value                 $14,886,761          $491,713               $9,574,201
 Due from Hartford Life
  Insurance Company                     42                --                      297
 Receivable from fund
  shares sold                           --                --                       --
 Other assets                           --                --                       --
                            --------------       -----------            -------------
 Total Assets                   14,886,803           491,713                9,574,498
                            --------------       -----------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                     --                --                       --
 Payable for fund shares
  purchased                             42                --                      297
 Other liabilities                       1                --                        1
                            --------------       -----------            -------------
 Total Liabilities                      43                --                      298
                            --------------       -----------            -------------
NET ASSETS:
 For Variable Life
  Contract Liabilities         $14,886,760          $491,713               $9,574,200
                            ==============       ===========            =============

(b) Formerly Hartford Global Leaders HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                       HARTFORD                HARTFORD                HARTFORD
                                        MIDCAP               MIDCAP VALUE            MONEY MARKET
                                       HLS FUND                HLS FUND                HLS FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                        214,171                 107,015               8,977,918
                                     ============            ============            ============
  Cost                                 $4,627,184              $1,360,059              $8,977,918
                                     ============            ============            ============
  Market Value                         $5,641,745              $1,320,491              $8,977,918
 Due from Hartford Life
  Insurance Company                           465                      --                      --
 Receivable from fund shares
  sold                                         --                      --                 258,325
 Other assets                                  --                      --                       8
                                     ------------            ------------            ------------
 Total Assets                           5,642,210               1,320,491               9,236,251
                                     ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                      --                 258,325
 Payable for fund shares
  purchased                                   465                      --                      --
 Other liabilities                              1                      --                      --
                                     ------------            ------------            ------------
 Total Liabilities                            466                      --                 258,325
                                     ------------            ------------            ------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $5,641,744              $1,320,491              $8,977,926
                                     ============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD                HARTFORD           HARTFORD            HARTFORD
                                MORTGAGE SECURITIES        SMALL COMPANY           STOCK       VALUE OPPORTUNITIES
                                      HLS FUND                HLS FUND           HLS FUND            HLS FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                       124,372                 297,733             368,041            44,432
                                    ============            ============       =============        ==========
  Cost                                $1,403,556              $4,666,058         $19,372,807          $697,254
                                    ============            ============       =============        ==========
  Market Value                        $1,314,556              $5,542,941         $17,339,407          $685,234
 Due from Hartford Life
  Insurance Company                           --                       3                 524             2,518
 Receivable from fund shares
  sold                                        --                      --                  --                --
 Other assets                                 --                      --                   1                --
                                    ------------            ------------       -------------        ----------
 Total Assets                          1,314,556               5,542,944          17,339,932           687,752
                                    ------------            ------------       -------------        ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                      --                  --                --
 Payable for fund shares
  purchased                                   --                       3                 524             2,518
 Other liabilities                            --                       1                  --                --
                                    ------------            ------------       -------------        ----------
 Total Liabilities                            --                       4                 524             2,518
                                    ------------            ------------       -------------        ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $1,314,556              $5,542,940         $17,339,408          $685,234
                                    ============            ============       =============        ==========

                                   LORD ABBETT            LORD ABBETT                MFS
                                 AMERICA'S VALUE       GROWTH AND INCOME        NEW DISCOVERY
                                    PORTFOLIO              PORTFOLIO               SERIES
                                   SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                      3,394                  3,204                  4,506
                                    =========              =========              =========
  Cost                                $51,654                $93,493                $61,516
                                    =========              =========              =========
  Market Value                        $50,190                $89,418                $74,938
 Due from Hartford Life
  Insurance Company                        --                     --                     --
 Receivable from fund shares
  sold                                     --                     --                     --
 Other assets                              --                     --                     --
                                    ---------              ---------              ---------
 Total Assets                          50,190                 89,418                 74,938
                                    ---------              ---------              ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                     --                     --
 Payable for fund shares
  purchased                                --                     --                     --
 Other liabilities                         --                     --                     --
                                    ---------              ---------              ---------
 Total Liabilities                         --                     --                     --
                                    ---------              ---------              ---------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $50,190                $89,418                $74,938
                                    =========              =========              =========

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                                  OPPENHEIMER
                                         MFS                                        CAPITAL
                                     TOTAL RETURN               U.S.              APPRECIATION
                                        SERIES             MID CAP VALUE            FUND/VA
                                     SUB-ACCOUNT          SUB-ACCOUNT (A)         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                         86,640                 9,564                 2,749
                                     ============            ==========            ==========
  Cost                                 $1,793,245              $187,252              $101,662
                                     ============            ==========            ==========
  Market Value                         $1,878,357              $182,106              $128,603
 Due from Hartford Life
  Insurance Company                            --                    --                    --
 Receivable from fund shares
  sold                                         --                    --                    --
 Other assets                                  --                    --                    --
                                     ------------            ----------            ----------
 Total Assets                           1,878,357               182,106               128,603
                                     ------------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                    --                    --
 Payable for fund shares
  purchased                                    --                    --                    --
 Other liabilities                             --                    --                    --
                                     ------------            ----------            ----------
 Total Liabilities                             --                    --                    --
                                     ------------            ----------            ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $1,878,357              $182,106              $128,603
                                     ============            ==========            ==========

(a)  From inception, May 1, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  OPPENHEIMER                                PUTNAM VT            PUTNAM VT
                                     GLOBAL            OPPENHEIMER          DIVERSIFIED          GLOBAL ASSET
                               SECURITIES FUND/VA  MAIN STREET FUND/VA      INCOME FUND        ALLOCATION FUND
                                  SUB-ACCOUNT        SUB-ACCOUNT (C)        SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                     15,004                 410                12,264               52,593
                                   ==========           =========            ==========           ==========
  Cost                               $530,382             $10,439              $132,834             $895,009
                                   ==========           =========            ==========           ==========
  Market Value                       $544,202             $10,414              $107,920             $888,827
 Due from Hartford Life
  Insurance Company                        --                  --                    --                   --
 Receivable from fund shares
  sold                                     --                  --                    --                   --
 Other assets                              --                  --                    --                   --
                                   ----------           ---------            ----------           ----------
 Total Assets                         544,202              10,414               107,920              888,827
                                   ----------           ---------            ----------           ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                  --                    --                   --
 Payable for fund shares
  purchased                                --                  --                    --                   --
 Other liabilities                         --                  --                    --                   --
                                   ----------           ---------            ----------           ----------
 Total Liabilities                         --                  --                    --                   --
                                   ----------           ---------            ----------           ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                        $544,202             $10,414              $107,920             $888,827
                                   ==========           =========            ==========           ==========

                                    PUTNAM VT          PUTNAM VT        PUTNAM VT
                                      GLOBAL          GROWTH AND          HEALTH
                                   EQUITY FUND        INCOME FUND     SCIENCES FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
-----------------------------  -------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                      322,026            387,048          10,193
                                   ============      =============      ==========
  Cost                               $5,642,868        $10,176,213        $107,602
                                   ============      =============      ==========
  Market Value                       $4,704,804         $9,010,397        $137,509
 Due from Hartford Life
  Insurance Company                          --                 --              --
 Receivable from fund shares
  sold                                       --                  1              --
 Other assets                                --                 --              --
                                   ------------      -------------      ----------
 Total Assets                         4,704,804          9,010,398         137,509
                                   ------------      -------------      ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --                  1              --
 Payable for fund shares
  purchased                                  --                 --              --
 Other liabilities                           --                 --              --
                                   ------------      -------------      ----------
 Total Liabilities                           --                  1              --
                                   ------------      -------------      ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                        $4,704,804         $9,010,397        $137,509
                                   ============      =============      ==========

(c)  Funded as of July 27, 2007.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                                     PUTNAM VT
                                                                                   INTERNATIONAL
                                      PUTNAM VT               PUTNAM VT              GROWTH AND
                                   HIGH YIELD FUND           INCOME FUND            INCOME FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                        385,342                 220,420                 6,460
                                     ============            ============            ==========
  Cost                                 $4,364,573              $2,775,917               $94,481
                                     ============            ============            ==========
  Market Value                         $2,874,318              $2,794,611              $107,235
 Due from Hartford Life
  Insurance Company                            --                      69                    --
 Receivable from fund shares
  sold                                         --                      --                    --
 Other assets                                  --                      --                    --
                                     ------------            ------------            ----------
 Total Assets                           2,874,318               2,794,680               107,235
                                     ------------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                      --                    --
 Payable for fund shares
  purchased                                    --                      69                    --
 Other liabilities                             --                      --                    --
                                     ------------            ------------            ----------
 Total Liabilities                             --                      69                    --
                                     ------------            ------------            ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $2,874,318              $2,794,611              $107,235
                                     ============            ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     PUTNAM VT                PUTNAM VT                                 PUTNAM VT
                                   INTERNATIONAL          INTERNATIONAL NEW          PUTNAM VT            MONEY
                                    EQUITY FUND          OPPORTUNITIES FUND       INVESTORS FUND       MARKET FUND
                                    SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                       148,013                  1,341                  6,534              542
                                    ============              =========              =========            =====
  Cost                                $2,561,186                $19,700                $62,188             $542
                                    ============              =========              =========            =====
  Market Value                        $2,827,840                $27,617                $75,796             $542
 Due from Hartford Life
  Insurance Company                           --                     --                     --               --
 Receivable from fund shares
  sold                                        --                     --                     --               --
 Other assets                                 --                     --                     --               --
                                    ------------              ---------              ---------            -----
 Total Assets                          2,827,840                 27,617                 75,796              542
                                    ------------              ---------              ---------            -----
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                     --                     --               --
 Payable for fund shares
  purchased                                   --                     --                     --               --
 Other liabilities                            --                     --                     --               --
                                    ------------              ---------              ---------            -----
 Total Liabilities                            --                     --                     --               --
                                    ------------              ---------              ---------            -----
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $2,827,840                $27,617                $75,796             $542
                                    ============              =========              =========            =====

                                     PUTNAM VT                                    PUTNAM VT
                                        NEW                 PUTNAM VT           OTC & EMERGING
                                 OPPORTUNITIES FUND       NEW VALUE FUND         GROWTH FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                       227,712                18,778                12,563
                                    ============            ==========            ==========
  Cost                                $4,135,136              $223,516              $195,546
                                    ============            ==========            ==========
  Market Value                        $4,906,486              $295,761              $104,649
 Due from Hartford Life
  Insurance Company                           --                    --                    --
 Receivable from fund shares
  sold                                        --                    --                    --
 Other assets                                 --                    --                    --
                                    ------------            ----------            ----------
 Total Assets                          4,906,486               295,761               104,649
                                    ------------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                    --                    --
 Payable for fund shares
  purchased                                   --                    --                    --
 Other liabilities                            --                    --                    --
                                    ------------            ----------            ----------
 Total Liabilities                            --                    --                    --
                                    ------------            ----------            ----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $4,906,486              $295,761              $104,649
                                    ============            ==========            ==========

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     PUTNAM VT               PUTNAM VT
                                     SMALL CAP           THE GEORGE PUTNAM
                                     VALUE FUND           FUND OF BOSTON
                                    SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                       22,806                  6,341
                                     ==========              =========
  Cost                                 $511,436                $63,612
                                     ==========              =========
  Market Value                         $427,609                $70,066
 Due from Hartford Life
  Insurance Company                          --                     --
 Receivable from fund shares
  sold                                       --                     --
 Other assets                                --                     --
                                     ----------              ---------
 Total Assets                           427,609                 70,066
                                     ----------              ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --                     --
 Payable for fund shares
  purchased                                  --                     --
 Other liabilities                           --                     --
                                     ----------              ---------
 Total Liabilities                           --                     --
                                     ----------              ---------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $427,609                $70,066
                                     ==========              =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    PUTNAM VT
                               UTILITIES GROWTH AND       PUTNAM VT              PUTNAM VT
                                   INCOME FUND            VISTA FUND            VOYAGER FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                      30,707                 6,968                 235,614
                                    ==========            ==========            ============
  Cost                                $456,443              $162,138              $8,149,698
                                    ==========            ==========            ============
  Market Value                        $645,771              $108,487              $7,537,231
 Due from Hartford Life
  Insurance Company                         --                    --                      --
 Receivable from fund shares
  sold                                      --                    --                      --
 Other assets                               --                    --                      --
                                    ----------            ----------            ------------
 Total Assets                          645,771               108,487               7,537,231
                                    ----------            ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                    --                      --
 Payable for fund shares
  purchased                                 --                    --                      --
 Other liabilities                          --                    --                      --
                                    ----------            ----------            ------------
 Total Liabilities                          --                    --                      --
                                    ----------            ----------            ------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                         $645,771              $108,487              $7,537,231
                                    ==========            ==========            ============

                                     PUTNAM VT              PUTNAM VT
                                      CAPITAL                 EQUITY             VAN KAMPEN LIT
                                 OPPORTUNITIES FUND        INCOME FUND              COMSTOCK
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                       16,837                 34,783                  91,809
                                     ==========             ==========            ============
  Cost                                 $253,324               $457,253              $1,213,802
                                     ==========             ==========            ============
  Market Value                         $242,120               $520,701              $1,266,964
 Due from Hartford Life
  Insurance Company                          23                     --                      --
 Receivable from fund shares
  sold                                       --                     --                      --
 Other assets                                --                     --                      --
                                     ----------             ----------            ------------
 Total Assets                           242,143                520,701               1,266,964
                                     ----------             ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --                     --                      --
 Payable for fund shares
  purchased                                  23                     --                      --
 Other liabilities                           --                     --                      --
                                     ----------             ----------            ------------
 Total Liabilities                           23                     --                      --
                                     ----------             ----------            ------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                          $242,120               $520,701              $1,266,964
                                     ==========             ==========            ============

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                       UNITS
                                      OWNED BY            UNIT        CONTRACT
                                    PARTICIPANTS      FAIR VALUE #   LIABILITY
--------------------------------------------------------------------------------
DEFERRED LIFE CONTRACTS (BY
 SUB-ACCOUNT):
AllianceBernstein VPS
 International Value Portfolio
 -- Class B                              78,286         $13.001625    $1,017,841
AllianceBernstein VPS
 Small/Mid-Cap Value Portfolio
 -- Class B                              30,485          11.656335       355,341
AllianceBernstein VPS
 International Growth
 Portfolio -- Class B                     1,658          11.735231        19,456
AIM V.I. Capital Appreciation
 Fund -- Class S1                        12,007          12.614437       151,461
AIM V.I. Core Equity Fund --
 Class S1                                   865          15.685297        13,565
AIM V.I. Mid Cap Core Equity
 Fund -- Class S1                        28,716          17.005072       488,313
AIM V.I. Small Cap Equity Fund
 -- Class S1                              6,433          12.889339        82,919
AIM V.I. Capital Development
 Fund -- Class S1                         8,982          13.312750       119,576
American Funds Asset
 Allocation Fund -- Class 2             509,362          15.977239     8,138,202
American Funds Blue Chip
 Income and Growth Fund --
 Class 2                                106,342          16.351739     1,738,878
American Funds Bond Fund --
 Class 2                                212,153          12.252603     2,599,432
American Funds Global Growth
 Fund -- Class 2                      1,685,640           1.717724     2,895,463
American Funds Growth Fund --
 Class 2                              9,578,900           1.325073    12,692,741
American Funds Growth-Income
 Fund -- Class 2                      6,533,229           1.533170    10,016,550
American Funds International
 Fund -- Class 2                        242,226          25.993056     6,296,198
American Funds New World Fund
 -- Class 2                              51,968          31.240624     1,623,515
American Funds Global Small
 Capitalization Fund -- Class
 2                                    1,646,007           2.468617     4,063,361
Fidelity VIP Asset Manager
 Portfolio -- Class INIT                362,375           2.625733       951,499
Fidelity VIP Equity-Income
 Portfolio -- Class INIT              3,509,266           3.348026    11,749,113
Fidelity VIP Equity-Income
 Portfolio -- Class SRV2                    783          12.616655         9,883
Fidelity VIP Contrafund
 Portfolio -- Class SRV2                 59,781          13.972661       835,301
Fidelity VIP Overseas
 Portfolio -- Class INIT                465,957           2.978729     1,387,960
Fidelity VIP Mid Cap Portfolio
 -- Class SRV2                           79,727          13.783318     1,098,904
Franklin Income Securities
 Fund -- Class 2                        152,366          11.872911     1,809,033
Franklin Small Cap Value
 Securities Fund -- Class 2              72,575          18.707094     1,357,661
Mutual Shares Securities Fund
 -- Class 2                             130,106          17.350672     2,257,421
Templeton Growth Securities
 Fund -- Class 2                          7,795          11.955902        93,192
Mutual Discovery Securities
 Fund -- Class 2                         30,805          12.787292       393,913
Templeton Global Income
 Securities Fund -- Class 2               6,252          11.007928        68,823
Hartford Advisers HLS Fund --
 Class IA                             3,639,376           3.408043    12,403,150
Hartford Total Return Bond HLS
 Fund -- Class IA                     5,768,432           2.472569    14,262,846
Hartford Capital Appreciation
 HLS Fund -- Class IA                 5,136,509           7.674740    39,421,368
Hartford Dividend and Growth
 HLS Fund -- Class IA                 3,333,110           4.404234    14,679,796
Hartford Global Advisers HLS
 Fund -- Class IA                         7,548           1.788088        13,497
Hartford Global Growth HLS
 Fund -- Class IA                         3,891           1.615778         6,286
Hartford Global Technology HLS
 Fund -- Class IA                         7,501           1.034928         7,763
Hartford Disciplined Equity
 HLS Fund -- Class IA                   566,574           1.662814       942,106
Hartford Growth Opportunities
 HLS Fund -- Class IA                    33,286          23.902204       795,608
Hartford Index HLS Fund --
 Class IA                             3,758,990           3.960309    14,886,760
Hartford International Small
 Company HLS Fund -- Class IA            19,487          25.232430       491,713
Hartford International
 Opportunities HLS Fund --
 Class IA                             2,550,726           3.753520     9,574,200
Hartford MidCap HLS Fund --
 Class IA                             1,346,388           4.190281     5,641,744
Hartford MidCap Value HLS Fund
 -- Class IA                             68,057          19.402626     1,320,491
Hartford Money Market HLS Fund
 -- Class IA                          5,107,122           1.757923     8,977,926
Hartford Mortgage Securities
 HLS Fund -- Class IA                   594,404           2.211555     1,314,556

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                       UNITS
                                      OWNED BY            UNIT        CONTRACT
                                    PARTICIPANTS      FAIR VALUE #   LIABILITY
--------------------------------------------------------------------------------
Hartford Small Company HLS
 Fund -- Class IA                     2,177,209          $2.545893    $5,542,940
Hartford Stock HLS Fund --
 Class IA                             4,256,705           4.073434    17,339,408
Hartford Value Opportunities
 HLS Fund -- Class IA                    38,744          17.686037       685,234
Lord Abbett America's Value
 Portfolio -- Class VC                    4,243          11.828624        50,190
Lord Abbett Growth and Income
 Portfolio -- Class VC                    7,108          12.579832        89,418
MFS New Discovery Series --
 Class INIT                               4,753          15.767530        74,938
MFS Total Return Series --
 Class INIT                             130,597          14.382866     1,878,357
U.S. Mid Cap Value -- Class II           16,928          10.757939       182,106
Oppenheimer Capital
 Appreciation Fund/VA -- Class
 SRV                                     10,072          12.768186       128,603
Oppenheimer Global Securities
 Fund/VA -- Class SRV                    40,811          13.334725       544,202
Oppenheimer Main Street
 Fund/VA -- Class SRV                       841          12.387474        10,414
Putnam VT Diversified Income
 Fund -- Class IA                         4,975          21.692473       107,920
Putnam VT Global Asset
 Allocation Fund -- Class IA             30,026          29.602231       888,827
Putnam VT Global Equity Fund
 -- Class IA                            144,357          32.591358     4,704,804
Putnam VT Growth and Income
 Fund -- Class IA                       256,622          35.071434     9,000,099
Putnam VT Growth and Income
 Fund -- Class IB                           712          14.469512        10,298
Putnam VT Health Sciences Fund
 -- Class IA                              9,592          14.336048       137,509
Putnam VT High Yield Fund --
 Class IA                               109,314          25.975431     2,839,483
Putnam VT High Yield Fund --
 Class IB                                 2,460          14.160292        34,835
Putnam VT Income Fund -- Class
 IA                                     122,359          22.479655     2,750,577
Putnam VT Income Fund -- Class
 IB                                       3,763          11.701925        44,034
Putnam VT International Growth
 and Income Fund -- Class IA              4,830          22.199807       107,235
Putnam VT International Equity
 Fund -- Class IA                       125,265          21.872886     2,739,915
Putnam VT International Equity
 Fund -- Class IB                         4,115          21.369414        87,925
Putnam VT International New
 Opportunities Fund -- Class
 IA                                       1,420          19.444746        27,617
Putnam VT Investors Fund --
 Class IA                                 6,514          11.636062        75,796
Putnam VT Money Market Fund --
 Class IA                                   311           1.746726           542
Putnam VT New Opportunities
 Fund -- Class IA                       187,477          25.945436     4,864,184
Putnam VT New Opportunities
 Fund -- Class IB                         2,636          16.046422        42,302
Putnam VT New Value Fund --
 Class IA                                14,304          20.677264       295,761
Putnam VT OTC & Emerging
 Growth Fund -- Class IA                 11,627           9.000886       104,649
Putnam VT Small Cap Value Fund
 -- Class IB                             41,513          10.300530       427,609
Putnam VT The George Putnam
 Fund of Boston -- Class IA               4,354          16.092548        70,066
Putnam VT Utilities Growth and
 Income Fund -- Class IA                 16,948          38.103792       645,771
Putnam VT Vista Fund -- Class
 IA                                       7,648          14.185345       108,487
Putnam VT Voyager Fund --
 Class IA                               220,754          34.117626     7,531,599
Putnam VT Voyager Fund --
 Class IB                                   407          13.849855         5,632
Putnam VT Capital
 Opportunities Fund -- Class
 IB                                      14,844          16.311191       242,120
Putnam VT Equity Income Fund
 -- Class IB                             31,667          16.442989       520,701
Van Kampen LIT Comstock --
 Class II                               107,687          11.765234     1,266,964

#  Rounded unit values

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS
                                      INTERNATIONAL              SMALL/MID-CAP             INTERNATIONAL
                                     VALUE PORTFOLIO            VALUE PORTFOLIO           GROWTH PORTFOLIO
                                       SUB-ACCOUNT                SUB-ACCOUNT             SUB-ACCOUNT (A)
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $6,550                     $3,379                      $114
                                        ---------                  ---------                  --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                       900                     (1,640)                        5
 Net realized gain on
  distributions                            24,551                     31,600                     4,150
 Net unrealized appreciation
  (depreciation) of
  investments during the year              (7,556)                   (39,288)                   (2,613)
                                        ---------                  ---------                  --------
  Net gain (loss) on
   investments                             17,895                     (9,328)                    1,542
                                        ---------                  ---------                  --------
  Net increase (decrease) in
   net assets resulting from
   operations                             $24,445                    $(5,949)                   $1,656
                                        =========                  =========                  ========

(a)  From inception, May 1, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     AIM V.I.                                   AIM V.I.             AIM V.I.
                                      CAPITAL              AIM V.I.           MID CAP CORE          SMALL CAP
                                 APPRECIATION FUND     CORE EQUITY FUND        EQUITY FUND         EQUITY FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --                $148                 $1,076                 $33
                                     ---------               -----              ---------            --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  2,210                  15                    514                 290
 Net realized gain on
  distributions                             --                  --                  7,018               2,228
 Net unrealized appreciation
  (depreciation) of
  investments during the year           13,090                 566                 31,472              (4,852)
                                     ---------               -----              ---------            --------
  Net gain (loss) on
   investments                          15,300                 581                 39,004              (2,334)
                                     ---------               -----              ---------            --------
  Net increase (decrease) in
   net assets resulting from
   operations                          $15,300                $729                $40,080             $(2,301)
                                     =========               =====              =========            ========

                                      AIM V.I.                                      AMERICAN FUNDS
                                      CAPITAL               AMERICAN FUNDS         BLUE CHIP INCOME
                                  DEVELOPMENT FUND      ASSET ALLOCATION FUND       AND GROWTH FUND
                                    SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --                  $176,739                  $42,800
                                      --------                ----------              -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     (2)                     (449)                  89,175
 Net realized gain on
  distributions                          9,489                   269,208                   49,088
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (9,140)                   55,358                 (138,559)
                                      --------                ----------              -----------
  Net gain (loss) on
   investments                             347                   324,117                     (296)
                                      --------                ----------              -----------
  Net increase (decrease) in
   net assets resulting from
   operations                             $347                  $500,856                  $42,504
                                      ========                ==========              ===========

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   AMERICAN FUNDS         AMERICAN FUNDS          AMERICAN FUNDS
                                     BOND FUND          GLOBAL GROWTH FUND         GROWTH FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $135,530                $72,625                  $96,538
                                     ----------             ----------             ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   5,541                  3,222                   13,053
 Net realized gain on
  distributions                              --                104,296                  812,753
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (88,226)               170,487                  425,405
                                     ----------             ----------             ------------
  Net gain (loss) on
   investments                          (82,685)               278,005                1,251,211
                                     ----------             ----------             ------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $52,845               $350,630               $1,347,749
                                     ==========             ==========             ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                            AMERICAN FUNDS
                                 AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS      GLOBAL SMALL
                               GROWTH-INCOME FUND  INTERNATIONAL FUND    NEW WORLD FUND   CAPITALIZATION FUND
                                  SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 DIVIDENDS                          $154,297             $87,791             $45,848           $115,397
                                    --------            --------            --------           --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 NET REALIZED GAIN (LOSS) ON
  SECURITY TRANSACTIONS               12,334               1,209              12,844             11,458
 NET REALIZED GAIN ON
  DISTRIBUTIONS                      319,520             253,080              93,528            300,976
 NET UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  INVESTMENTS DURING THE YEAR         (9,948)            604,375             260,764            306,017
                                    --------            --------            --------           --------
  NET GAIN (LOSS) ON
   INVESTMENTS                       321,906             858,664             367,136            618,451
                                    --------            --------            --------           --------
  NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS                       $476,203            $946,455            $412,984           $733,848
                                    ========            ========            ========           ========

                                 FIDELITY VIP       FIDELITY VIP        FIDELITY VIP
                                ASSET MANAGER      EQUITY-INCOME         CONTRAFUND
                                  PORTFOLIO          PORTFOLIO           PORTFOLIO
                                 SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------
INVESTMENT INCOME:
 DIVIDENDS                          $58,824            $223,102              $6,413
                                   --------          ----------          ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 NET REALIZED GAIN (LOSS) ON
  SECURITY TRANSACTIONS              (4,949)             62,310               2,954
 NET REALIZED GAIN ON
  DISTRIBUTIONS                      27,910             984,024             218,620
 NET UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  INVESTMENTS DURING THE YEAR        52,851          (1,034,781)           (131,384)
                                   --------          ----------          ----------
  NET GAIN (LOSS) ON
   INVESTMENTS                       75,812              11,553              90,190
                                   --------          ----------          ----------
  NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS                      $134,636            $234,655             $96,603
                                   ========          ==========          ==========

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                                    FRANKLIN
                                     FIDELITY VIP           FIDELITY VIP             INCOME
                                  OVERSEAS PORTFOLIO      MID CAP PORTFOLIO      SECURITIES FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $44,417                 $3,041               $25,117
                                      ----------              ---------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    4,207                    958                     2
 Net realized gain on
  distributions                           85,476                 19,665                 4,658
 Net unrealized appreciation
  (depreciation) of
  investments during the year             77,003                 51,031               (16,730)
                                      ----------              ---------             ---------
  Net gain (loss) on
   investments                           166,686                 71,654               (12,070)
                                      ----------              ---------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                           $211,103                $74,695               $13,047
                                      ==========              =========             =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     FRANKLIN                                  TEMPLETON
                                  SMALL CAP VALUE        MUTUAL SHARES           GROWTH          MUTUAL DISCOVERY
                                  SECURITIES FUND       SECURITIES FUND     SECURITIES FUND       SECURITIES FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $9,769              $25,981                $582                $1,808
                                    -----------            ---------            --------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 176,619                2,789                   7                   133
 Net realized gain on
  distributions                         100,456               63,611               1,856                 1,488
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (266,317)             (72,343)             (3,065)               13,857
                                    -----------            ---------            --------             ---------
  Net gain (loss) on
   investments                           10,758               (5,943)             (1,202)               15,478
                                    -----------            ---------            --------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                           $20,527              $20,038               $(620)              $17,286
                                    ===========            =========            ========             =========

                                    TEMPLETON              HARTFORD                HARTFORD
                                  GLOBAL INCOME            ADVISERS           TOTAL RETURN BOND
                                 SECURITIES FUND           HLS FUND                HLS FUND
                                 SUB-ACCOUNT (A)         SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $ --                 $278,425               $743,346
                                     -------             ------------             ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (1)                  45,791                 (4,064)
 Net realized gain on
  distributions                           --                1,347,611                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          1,211                 (826,673)               (62,400)
                                     -------             ------------             ----------
  Net gain (loss) on
   investments                         1,210                  566,729                (66,464)
                                     -------             ------------             ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,210                 $845,154               $676,882
                                     =======             ============             ==========

(a)  From inception, May 1, 2007 to December 31, 2007.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                        HARTFORD                  HARTFORD               HARTFORD
                                  CAPITAL APPRECIATION      DIVIDEND AND GROWTH      GLOBAL ADVISERS
                                        HLS FUND                  HLS FUND               HLS FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $45,998                  $246,665                 $112
                                      ------------              ------------             --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     92,699                    77,432                2,930
 Net realized gain on
  distributions                          6,339,955                 1,146,964                  968
 Net unrealized appreciation
  (depreciation) of
  investments during
  the year                                (537,962)                 (258,753)              (2,136)
                                      ------------              ------------             --------
  Net gain (loss) on
   investments                           5,894,692                   965,643                1,762
                                      ------------              ------------             --------
  Net increase (decrease) in
   net assets resulting from
   operations                           $5,940,690                $1,212,308               $1,874
                                      ============              ============             ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    HARTFORD              HARTFORD               HARTFORD                 HARTFORD
                                  GLOBAL GROWTH       GLOBAL TECHNOLOGY     DISCIPLINED EQUITY      GROWTH OPPORTUNITIES
                                    HLS FUND              HLS FUND               HLS FUND                 HLS FUND
                                 SUB-ACCOUNT (B)         SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $3                  $ --                  $9,552                     $926
                                     -------               -------               ---------               ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   10                   125                   1,019                   (5,777)
 Net realized gain on
  distributions                          653                    --                   3,181                  115,265
 Net unrealized appreciation
  (depreciation) of
  investments during
  the year                               619                   914                  58,070                  (15,278)
                                     -------               -------               ---------               ----------
  Net gain (loss) on
   investments                         1,282                 1,039                  62,270                   94,210
                                     -------               -------               ---------               ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,285                $1,039                 $71,822                  $95,136
                                     =======               =======               =========               ==========

                                                           HARTFORD               HARTFORD
                                     HARTFORD            INTERNATIONAL         INTERNATIONAL
                                       INDEX             SMALL COMPANY         OPPORTUNITIES
                                     HLS FUND              HLS FUND               HLS FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $251,014               $8,436                 $99,443
                                    -----------            ---------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  10,343                  313                 174,782
 Net realized gain on
  distributions                         838,290               76,094               1,747,705
 Net unrealized appreciation
  (depreciation) of
  investments during
  the year                             (373,323)             (47,696)                218,884
                                    -----------            ---------            ------------
  Net gain (loss) on
   investments                          475,310               28,711               2,141,371
                                    -----------            ---------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $726,324              $37,147              $2,240,814
                                    ===========            =========            ============

(b) Formerly Hartford Global Leaders HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                      HARTFORD               HARTFORD               HARTFORD
                                       MIDCAP              MIDCAP VALUE           MONEY MARKET
                                      HLS FUND               HLS FUND               HLS FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $27,061                 $7,815              $390,721
                                     -----------            -----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  223,515                    (91)                   --
 Net realized gain on
  distributions                          851,847                200,065                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (198,332)              (185,881)                   --
                                     -----------            -----------            ----------
  Net gain (loss) on
   investments                           877,030                 14,093                    --
                                     -----------            -----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $904,091                $21,908              $390,721
                                     ===========            ===========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    HARTFORD             HARTFORD          HARTFORD              HARTFORD
                               MORTGAGE SECURITIES     SMALL COMPANY         STOCK          VALUE OPPORTUNITIES
                                    HLS FUND             HLS FUND          HLS FUND              HLS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $71,924               $12,519           $183,289               $9,475
                                    ---------           -----------      -------------          -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 1,418                   (44)            12,756               21,754
 Net realized gain on
  distributions                            --               794,973          2,531,885              110,264
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (28,625)             (120,523)        (1,676,293)            (208,142)
                                    ---------           -----------      -------------          -----------
  Net gain (loss) on
   investments                        (27,207)              674,406            868,348              (76,124)
                                    ---------           -----------      -------------          -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $44,717              $686,925         $1,051,637             $(66,649)
                                    =========           ===========      =============          ===========

                                 LORD ABBETT         LORD ABBETT              MFS
                               AMERICA'S VALUE    GROWTH AND INCOME      NEW DISCOVERY
                                  PORTFOLIO           PORTFOLIO             SERIES
                                 SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------
INVESTMENT INCOME:
 Dividends                           $1,517              $1,112                 $ --
                                   --------            --------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  76                  61                8,936
 Net realized gain on
  distributions                       1,601               6,132                8,913
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (1,750)             (4,759)             (10,788)
                                   --------            --------            ---------
  Net gain (loss) on
   investments                          (73)              1,434                7,061
                                   --------            --------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                        $1,444              $2,546               $7,061
                                   ========            ========            =========

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                             OPPENHEIMER
                                        MFS                                    CAPITAL
                                   TOTAL RETURN             U.S.            APPRECIATION
                                      SERIES           MID CAP VALUE           FUND/VA
                                    SUB-ACCOUNT       SUB-ACCOUNT (A)        SUB-ACCOUNT
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $43,651                $ --                  $14
                                     ---------            --------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  1,949               5,069                3,075
 Net realized gain on
  distributions                         41,736                  --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (15,934)             (5,146)              14,152
                                     ---------            --------            ---------
  Net gain (loss) on
   investments                          27,751                 (77)              17,227
                                     ---------            --------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $71,402                $(77)             $17,241
                                     =========            ========            =========

(a)  From inception, May 1, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     OPPENHEIMER                                     PUTNAM VT            PUTNAM VT
                                       GLOBAL                 OPPENHEIMER           DIVERSIFIED         GLOBAL ASSET
                                 SECURITIES FUND/VA       MAIN STREET FUND/VA       INCOME FUND        ALLOCATION FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT (C)         SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $6,351                   $ --                  $5,403               $6,661
                                      ---------                  -----                --------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   3,063                      1                     109               (6,462)
 Net realized gain on
  distributions                          26,561                     --                      --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (4,157)                   (25)                 (1,089)              29,354
                                      ---------                  -----                --------            ---------
  Net gain (loss) on
   investments                           25,467                    (24)                   (980)              22,892
                                      ---------                  -----                --------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                           $31,818                   $(24)                 $4,423              $29,553
                                      =========                  =====                ========            =========

                                     PUTNAM VT          PUTNAM VT             PUTNAM VT
                                      GLOBAL           GROWTH AND               HEALTH
                                    EQUITY FUND        INCOME FUND          SCIENCES FUND
                                    SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $106,502            $171,950              $1,586
                                    -----------       -------------            --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (220,638)             28,825                 381
 Net realized gain on
  distributions                              --           1,645,376                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           514,942          (2,387,002)             (2,240)
                                    -----------       -------------            --------
  Net gain (loss) on
   investments                          294,304            (712,801)             (1,859)
                                    -----------       -------------            --------
  Net increase (decrease) in
   net assets resulting from
   operations                          $400,806           $(540,851)              $(273)
                                    ===========       =============            ========

(c)  Funded as of July 27, 2007.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                                  PUTNAM VT
                                                                                INTERNATIONAL
                                      PUTNAM VT             PUTNAM VT            GROWTH AND
                                   HIGH YIELD FUND         INCOME FUND           INCOME FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $234,962              $151,722               $2,069
                                     -----------            ----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    4,954                 2,123                  440
 Net realized gain on
  distributions                               --                    --               19,080
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (140,662)               (3,324)             (14,046)
                                     -----------            ----------            ---------
  Net gain (loss) on
   investments                          (135,708)               (1,201)               5,474
                                     -----------            ----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                            $99,254              $150,521               $7,543
                                     ===========            ==========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     PUTNAM VT              PUTNAM VT                               PUTNAM VT
                                   INTERNATIONAL        INTERNATIONAL NEW        PUTNAM VT            MONEY
                                    EQUITY FUND        OPPORTUNITIES FUND      INVESTORS FUND      MARKET FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $103,465                 $296                  $516              $28
                                    -----------              -------              --------             ----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  62,980                 (143)                1,590               --
 Net realized gain on
  distributions                         418,498                   --                    --               --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (298,996)               3,284                (6,373)              --
                                    -----------              -------              --------             ----
  Net gain (loss) on
   investments                          182,482                3,141                (4,783)              --
                                    -----------              -------              --------             ----
  Net increase (decrease) in
   net assets resulting from
   operations                          $285,947               $3,437               $(4,267)             $28
                                    ===========              =======              ========             ====

                                     PUTNAM VT                                   PUTNAM VT
                                        NEW                 PUTNAM VT         OTC & EMERGING
                                 OPPORTUNITIES FUND      NEW VALUE FUND         GROWTH FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $8,592                $5,068                 $ --
                                     ----------             ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (63,621)                4,544              (15,650)
 Net realized gain on
  distributions                              --                35,250                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           381,226               (57,571)              28,468
                                     ----------             ---------            ---------
  Net gain (loss) on
   investments                          317,605               (17,777)              12,818
                                     ----------             ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $326,197              $(12,709)             $12,818
                                     ==========             =========            =========

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     PUTNAM VT              PUTNAM VT
                                     SMALL CAP          THE GEORGE PUTNAM
                                    VALUE FUND           FUND OF BOSTON
                                    SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $1,927                 $2,759
                                     ---------              ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (1,753)                 1,597
 Net realized gain on
  distributions                         38,543                  8,739
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (90,112)               (11,392)
                                     ---------              ---------
  Net gain (loss) on
   investments                         (53,322)                (1,056)
                                     ---------              ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(51,395)                $1,703
                                     =========              =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     PUTNAM VT
                                UTILITIES GROWTH AND       PUTNAM VT             PUTNAM VT
                                    INCOME FUND            VISTA FUND           VOYAGER FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $11,378                 $ --                  $2,783
                                     ----------             --------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   1,535               (2,703)               (583,999)
 Net realized gain on
  distributions                              --                   --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            97,831                7,131               1,070,041
                                     ----------             --------            ------------
  Net gain (loss) on
   investments                           99,366                4,428                 486,042
                                     ----------             --------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $110,744               $4,428                $488,825
                                     ==========             ========            ============

                                     PUTNAM VT             PUTNAM VT
                                      CAPITAL               EQUITY           VAN KAMPEN LIT
                                OPPORTUNITIES FUND        INCOME FUND           COMSTOCK
                                    SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --                $5,857              $19,377
                                     ---------             ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  3,862                 1,459               10,845
 Net realized gain on
  distributions                         13,419                29,125               26,908
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (37,399)              (26,011)             (81,604)
                                     ---------             ---------            ---------
  Net gain (loss) on
   investments                         (20,118)                4,573              (43,851)
                                     ---------             ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(20,118)              $10,430             $(24,474)
                                     =========             =========            =========

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN VPS
                                     INTERNATIONAL             SMALL/MID-CAP              INTERNATIONAL
                                    VALUE PORTFOLIO           VALUE PORTFOLIO           GROWTH PORTFOLIO
                                      SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT (A)
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $6,550                   $3,379                      $114
 Net realized gain (loss) on
  security transactions                        900                   (1,640)                        5
 Net realized gain on
  distributions                             24,551                   31,600                     4,150
 Net unrealized appreciation
  (depreciation) of
  investments during the year               (7,556)                 (39,288)                   (2,613)
                                      ------------               ----------                 ---------
 Net increase (decrease) in
  net assets resulting from
  operations                                24,445                   (5,949)                    1,656
                                      ------------               ----------                 ---------
UNIT TRANSACTIONS:
 Purchases                                  20,491                   44,970                        --
 Net transfers                             849,029                  242,387                    18,083
 Surrenders for benefit
  payments and fees                            (83)                 (64,606)                     (204)
 Net loan activity                              --                       --                        --
 Cost of insurance                         (20,276)                 (14,267)                      (79)
                                      ------------               ----------                 ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        849,161                  208,484                    17,800
                                      ------------               ----------                 ---------
 Net increase (decrease) in
  net assets                               873,606                  202,535                    19,456
NET ASSETS:
 Beginning of year                         144,235                  152,806                        --
                                      ------------               ----------                 ---------
 End of year                            $1,017,841                 $355,341                   $19,456
                                      ============               ==========                 =========

(a)  From inception, May 1, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   AIM V.I.                               AIM V.I.           AIM V.I.
                                    CAPITAL           AIM V.I.          MID CAP CORE         SMALL CAP
                               APPRECIATION FUND  CORE EQUITY FUND      EQUITY FUND         EQUITY FUND
                                  SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $ --               $148              $1,076                $33
 Net realized gain (loss) on
  security transactions                2,210                 15                 514                290
 Net realized gain on
  distributions                           --                 --               7,018              2,228
 Net unrealized appreciation
  (depreciation) of
  investments during the year         13,090                566              31,472             (4,852)
                                   ---------          ---------          ----------          ---------
 Net increase (decrease) in
  net assets resulting from
  operations                          15,300                729              40,080             (2,301)
                                   ---------          ---------          ----------          ---------
UNIT TRANSACTIONS:
 Purchases                            15,574              3,520              13,554             10,856
 Net transfers                        20,645                 --              26,456             57,643
 Surrenders for benefit
  payments and fees                  (21,068)                --                   1                 --
 Net loan activity                        --                 --                  --                 --
 Cost of insurance                    (8,362)            (1,081)            (13,935)              (699)
                                   ---------          ---------          ----------          ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    6,789              2,439              26,076             67,800
                                   ---------          ---------          ----------          ---------
 Net increase (decrease) in
  net assets                          22,089              3,168              66,156             65,499
NET ASSETS:
 Beginning of year                   129,372             10,397             422,157             17,420
                                   ---------          ---------          ----------          ---------
 End of year                        $151,461            $13,565            $488,313            $82,919
                                   =========          =========          ==========          =========

                                    AIM V.I.                                   AMERICAN FUNDS
                                    CAPITAL            AMERICAN FUNDS         BLUE CHIP INCOME
                                DEVELOPMENT FUND    ASSET ALLOCATION FUND     AND GROWTH FUND
                                  SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $ --               $176,739                 $42,800
 Net realized gain (loss) on
  security transactions                    (2)                  (449)                 89,175
 Net realized gain on
  distributions                         9,489                269,208                  49,088
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (9,140)                55,358                (138,559)
                                   ----------           ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              347                500,856                  42,504
                                   ----------           ------------            ------------
UNIT TRANSACTIONS:
 Purchases                              5,744                497,866                 100,965
 Net transfers                         77,210                293,840                (176,250)
 Surrenders for benefit
  payments and fees                        (1)              (150,695)                (19,555)
 Net loan activity                         --                     --                      --
 Cost of insurance                     (3,023)              (279,395)                (62,294)
                                   ----------           ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    79,930                361,616                (157,134)
                                   ----------           ------------            ------------
 Net increase (decrease) in
  net assets                           80,277                862,472                (114,630)
NET ASSETS:
 Beginning of year                     39,299              7,275,730               1,853,508
                                   ----------           ------------            ------------
 End of year                         $119,576             $8,138,202              $1,738,878
                                   ==========           ============            ============

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS          AMERICAN FUNDS          AMERICAN FUNDS
                                      BOND FUND           GLOBAL GROWTH FUND          GROWTH FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $135,530                 $72,625                  $96,538
 Net realized gain (loss) on
  security transactions                     5,541                   3,222                   13,053
 Net realized gain on
  distributions                                --                 104,296                  812,753
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (88,226)                170,487                  425,405
                                     ------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                               52,845                 350,630                1,347,749
                                     ------------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                                130,092                 187,691                  654,260
 Net transfers                          1,407,395                 221,783                1,284,023
 Surrenders for benefit
  payments and fees                       (20,294)                (36,866)                (245,097)
 Net loan activity                             --                  (7,736)                 (53,579)
 Cost of insurance                        (48,442)                (81,415)                (348,832)
                                     ------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     1,468,751                 283,457                1,290,775
                                     ------------            ------------            -------------
 Net increase (decrease) in
  net assets                            1,521,596                 634,087                2,638,524
NET ASSETS:
 Beginning of year                      1,077,836               2,261,376               10,054,217
                                     ------------            ------------            -------------
 End of year                           $2,599,432              $2,895,463              $12,692,741
                                     ============            ============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                         AMERICAN FUNDS
                                AMERICAN FUNDS           AMERICAN FUNDS          AMERICAN FUNDS           GLOBAL SMALL
                              GROWTH-INCOME FUND       INTERNATIONAL FUND        NEW WORLD FUND       CAPITALIZATION FUND
                                  SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $154,297                 $87,791                 $45,848                $115,397
 Net realized gain (loss)
  on security transactions              12,334                   1,209                  12,844                  11,458
 Net realized gain on
  distributions                        319,520                 253,080                  93,528                 300,976
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                  (9,948)                604,375                 260,764                 306,017
                                 -------------            ------------            ------------            ------------
 Net increase (decrease)
  in net assets resulting
  from operations                      476,203                 946,455                 412,984                 733,848
                                 -------------            ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                             681,500                 284,729                  80,446                 107,683
 Net transfers                         259,540               1,395,929                 (21,872)               (145,098)
 Surrenders for benefit
  payments and fees                   (147,010)               (158,941)                (50,443)                (54,416)
 Net loan activity                    (104,091)                 (6,998)                     --                  (4,557)
 Cost of insurance                    (365,892)               (145,347)                (50,669)                (91,715)
                                 -------------            ------------            ------------            ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions               324,047               1,369,372                 (42,538)               (188,103)
                                 -------------            ------------            ------------            ------------
 Net increase (decrease)
  in net assets                        800,250               2,315,827                 370,446                 545,745
NET ASSETS:
 Beginning of year                   9,216,300               3,980,371               1,253,069               3,517,616
                                 -------------            ------------            ------------            ------------
 End of year                       $10,016,550              $6,296,198              $1,623,515              $4,063,361
                                 =============            ============            ============            ============

                                FIDELITY VIP            FIDELITY VIP            FIDELITY VIP
                                ASSET MANAGER           EQUITY-INCOME            CONTRAFUND
                                  PORTFOLIO               PORTFOLIO               PORTFOLIO
                                 SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $58,824                 $223,102                 $6,413
 Net realized gain (loss)
  on security transactions            (4,949)                  62,310                  2,954
 Net realized gain on
  distributions                       27,910                  984,024                218,620
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                52,851               (1,034,781)              (131,384)
                                 -----------            -------------            -----------
 Net increase (decrease)
  in net assets resulting
  from operations                    134,636                  234,655                 96,603
                                 -----------            -------------            -----------
UNIT TRANSACTIONS:
 Purchases                                --                  666,525                 36,877
 Net transfers                       (14,478)                (363,482)               297,860
 Surrenders for benefit
  payments and fees                 (118,964)                (893,014)                  (199)
 Net loan activity                        --                  (31,876)                    --
 Cost of insurance                   (27,321)                (387,863)               (24,553)
                                 -----------            -------------            -----------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            (160,763)              (1,009,710)               309,985
                                 -----------            -------------            -----------
 Net increase (decrease)
  in net assets                      (26,127)                (775,055)               406,588
NET ASSETS:
 Beginning of year                   977,626               12,534,051                428,713
                                 -----------            -------------            -----------
 End of year                        $951,499              $11,758,996               $835,301
                                 ===========            =============            ===========

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                                       FRANKLIN
                                     FIDELITY VIP            FIDELITY VIP               INCOME
                                  OVERSEAS PORTFOLIO      MID CAP PORTFOLIO        SECURITIES FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $44,417                  $3,041                 $25,117
 Net realized gain (loss) on
  security transactions                     4,207                     958                       2
 Net realized gain on
  distributions                            85,476                  19,665                   4,658
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                     77,003                  51,031                 (16,730)
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              211,103                  74,695                  13,047
                                     ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                     --                  91,239                  30,268
 Net transfers                            (12,774)                783,843               1,354,197
 Surrenders for benefit
  payments and fees                       (14,326)                    798                      12
 Net loan activity                             --                      --                      --
 Cost of insurance                        (33,978)                (25,420)                (29,370)
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       (61,078)                850,460               1,355,107
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets                              150,025                 925,155               1,368,154
NET ASSETS:
 Beginning of year                      1,237,935                 173,749                 440,879
                                     ------------            ------------            ------------
 End of year                           $1,387,960              $1,098,904              $1,809,033
                                     ============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      FRANKLIN                                      TEMPLETON
                                  SMALL CAP VALUE          MUTUAL SHARES             GROWTH           MUTUAL DISCOVERY
                                  SECURITIES FUND         SECURITIES FUND        SECURITIES FUND      SECURITIES FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $9,769                 $25,981                 $582                $1,808
 Net realized gain (loss) on
  security transactions                  176,619                   2,789                    7                   133
 Net realized gain on
  distributions                          100,456                  63,611                1,856                 1,488
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                  (266,317)                (72,343)              (3,065)               13,857
                                    ------------            ------------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              20,527                  20,038                 (620)               17,286
                                    ------------            ------------            ---------            ----------
UNIT TRANSACTIONS:
 Purchases                                54,286                 126,705                6,080                14,744
 Net transfers                          (634,009)              1,211,778               49,236               313,382
 Surrenders for benefit
  payments and fees                      (63,704)                (89,773)                  (1)                   --
 Net loan activity                            --                     815                   --                    --
 Cost of insurance                       (58,442)                (57,019)              (1,383)              (13,232)
                                    ------------            ------------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (701,869)              1,192,506               53,932               314,894
                                    ------------            ------------            ---------            ----------
 Net increase (decrease) in
  net assets                            (681,342)              1,212,544               53,312               332,180
NET ASSETS:
 Beginning of year                     2,039,003               1,044,877               39,880                61,733
                                    ------------            ------------            ---------            ----------
 End of year                          $1,357,661              $2,257,421              $93,192              $393,913
                                    ============            ============            =========            ==========

                                    TEMPLETON         HARTFORD                 HARTFORD
                                  GLOBAL INCOME       ADVISERS             TOTAL RETURN BOND
                                 SECURITIES FUND      HLS FUND                 HLS FUND
                                 SUB-ACCOUNT (A)     SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $ --            $278,425                 $743,346
 Net realized gain (loss) on
  security transactions                    (1)             45,791                   (4,064)
 Net realized gain on
  distributions                            --           1,347,611                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                  1,211            (826,673)                 (62,400)
                                    ---------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,210             845,154                  676,882
                                    ---------       -------------            -------------
UNIT TRANSACTIONS:
 Purchases                              1,266             716,873                1,011,365
 Net transfers                         66,636            (719,404)              (1,745,986)
 Surrenders for benefit
  payments and fees                        --            (923,319)                (551,242)
 Net loan activity                         --                  --                   (7,501)
 Cost of insurance                       (289)           (511,678)                (460,129)
                                    ---------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    67,613          (1,437,528)              (1,753,493)
                                    ---------       -------------            -------------
 Net increase (decrease) in
  net assets                           68,823            (592,374)              (1,076,611)
NET ASSETS:
 Beginning of year                         --          12,995,524               15,339,457
                                    ---------       -------------            -------------
 End of year                          $68,823         $12,403,150              $14,262,846
                                    =========       =============            =============

(a)  From inception, May 1, 2007 to December 31, 2007.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                       HARTFORD                 HARTFORD               HARTFORD
                                 CAPITAL APPRECIATION      DIVIDEND AND GROWTH      GLOBAL ADVISERS
                                       HLS FUND                 HLS FUND               HLS FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $45,998                 $246,665                 $112
 Net realized gain (loss) on
  security transactions                     92,699                   77,432                2,930
 Net realized gain on
  distributions                          6,339,955                1,146,964                  968
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (537,962)                (258,753)              (2,136)
                                     -------------            -------------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             5,940,690                1,212,308                1,874
                                     -------------            -------------            ---------
UNIT TRANSACTIONS:
 Purchases                               1,189,113                  562,513                   --
 Net transfers                          (1,547,467)                (823,617)             (21,276)
 Surrenders for benefit
  payments and fees                     (1,190,970)                (811,109)                   1
 Net loan activity                        (106,053)                   5,205                   --
 Cost of insurance                      (1,124,467)                (476,579)                (415)
                                     -------------            -------------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit
  transactions                          (2,779,844)              (1,543,587)             (21,690)
                                     -------------            -------------            ---------
 Net increase (decrease) in
  net assets                             3,160,846                 (331,279)             (19,816)
NET ASSETS:
 Beginning of year                      36,260,522               15,011,075               33,313
                                     -------------            -------------            ---------
 End of year                           $39,421,368              $14,679,796              $13,497
                                     =============            =============            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    HARTFORD              HARTFORD              HARTFORD                HARTFORD
                                  GLOBAL GROWTH      GLOBAL TECHNOLOGY     DISCIPLINED EQUITY     GROWTH OPPORTUNITIES
                                    HLS FUND              HLS FUND              HLS FUND                HLS FUND
                                 SUB-ACCOUNT (B)        SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $3                  $ --                 $9,552                    $926
 Net realized gain (loss) on
  security transactions                   10                   125                  1,019                  (5,777)
 Net realized gain on
  distributions                          653                    --                  3,181                 115,265
 Net unrealized appreciation
  (depreciation) of
  investments during the year            619                   914                 58,070                 (15,278)
                                     -------              --------             ----------              ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           1,285                 1,039                 71,822                  95,136
                                     -------              --------             ----------              ----------
UNIT TRANSACTIONS:
 Purchases                                --                    --                 31,643                  38,944
 Net transfers                            --                    --                 21,908                 489,305
 Surrenders for benefit
  payments and fees                       --                    --                 (3,293)                (47,363)
 Net loan activity                        --                    --                     --                      --
 Cost of insurance                      (288)               (1,092)               (38,133)                (20,304)
                                     -------              --------             ----------              ----------
 Net increase (decrease) in
  net assets resulting from
  unit
  transactions                          (288)               (1,092)                12,125                 460,582
                                     -------              --------             ----------              ----------
 Net increase (decrease) in
  net assets                             997                   (53)                83,947                 555,718
NET ASSETS:
 Beginning of year                     5,289                 7,816                858,159                 239,890
                                     -------              --------             ----------              ----------
 End of year                          $6,286                $7,763               $942,106                $795,608
                                     =======              ========             ==========              ==========

                                                         HARTFORD               HARTFORD
                                 HARTFORD             INTERNATIONAL           INTERNATIONAL
                                   INDEX              SMALL COMPANY           OPPORTUNITIES
                                 HLS FUND                HLS FUND               HLS FUND
                                SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $251,014                $8,436                  $99,443
 Net realized gain (loss) on
  security transactions               10,343                   313                  174,782
 Net realized gain on
  distributions                      838,290                76,094                1,747,705
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (373,323)              (47,696)                 218,884
                               -------------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                         726,324                37,147                2,240,814
                               -------------            ----------            -------------
UNIT TRANSACTIONS:
 Purchases                           736,856                12,369                  382,798
 Net transfers                      (179,872)               46,244               (1,555,547)
 Surrenders for benefit
  payments and fees                 (334,391)                    1                 (169,685)
 Net loan activity                    84,295                    --                       --
 Cost of insurance                  (513,961)              (15,620)                (242,296)
                               -------------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit
  transactions                      (207,073)               42,994               (1,584,730)
                               -------------            ----------            -------------
 Net increase (decrease) in
  net assets                         519,251                80,141                  656,084
NET ASSETS:
 Beginning of year                14,367,509               411,572                8,918,116
                               -------------            ----------            -------------
 End of year                     $14,886,760              $491,713               $9,574,200
                               =============            ==========            =============

(b) Formerly Hartford Global Leaders HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                  HARTFORD               HARTFORD               HARTFORD
                                   MIDCAP              MIDCAP VALUE           MONEY MARKET
                                  HLS FUND               HLS FUND               HLS FUND
                                 SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $27,061                $7,815                $390,721
 Net realized gain (loss) on
  security transactions               223,515                   (91)                     --
 Net realized gain on
  distributions                       851,847               200,065                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (198,332)             (185,881)                     --
                                -------------          ------------           -------------
 Net increase (decrease) in
  net assets resulting from
  operations                          904,091                21,908                 390,721
                                -------------          ------------           -------------
UNIT TRANSACTIONS:
 Purchases                            274,237                73,660               2,427,248
 Net transfers                       (973,734)              127,214               3,505,578
 Surrenders for benefit
  payments and fees                  (470,107)              (21,319)             (4,123,953)
 Net loan activity                      5,451                    --                      --
 Cost of insurance                   (242,416)              (37,464)               (382,235)
                                -------------          ------------           -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (1,406,569)              142,091               1,426,638
                                -------------          ------------           -------------
 Net increase (decrease) in
  net assets                         (502,478)              163,999               1,817,359
NET ASSETS:
 Beginning of year                  6,144,222             1,156,492               7,160,567
                                -------------          ------------           -------------
 End of year                       $5,641,744            $1,320,491              $8,977,926
                                =============          ============           =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     HARTFORD              HARTFORD         HARTFORD              HARTFORD
                                MORTGAGE SECURITIES      SMALL COMPANY        STOCK          VALUE OPPORTUNITIES
                                     HLS FUND              HLS FUND         HLS FUND              HLS FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT      SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $71,924                $12,519         $183,289               $9,475
 Net realized gain (loss) on
  security transactions                  1,418                    (44)          12,756               21,754
 Net realized gain on
  distributions                             --                794,973        2,531,885              110,264
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (28,625)              (120,523)      (1,676,293)            (208,142)
                                    ----------            -----------      -----------           ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            44,717                686,925        1,051,637              (66,649)
                                    ----------            -----------      -----------           ----------
UNIT TRANSACTIONS:
 Purchases                              80,133                295,111          850,346               45,010
 Net transfers                         (84,588)               (30,118)      (1,288,612)            (191,726)
 Surrenders for benefit
  payments and fees                    (24,323)               (12,950)        (777,432)             (61,512)
 Net loan activity                         408                 11,212           (1,720)                  --
 Cost of insurance                     (35,945)              (179,713)        (576,563)             (29,821)
                                    ----------            -----------      -----------           ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (64,315)                83,542       (1,793,981)            (238,049)
                                    ----------            -----------      -----------           ----------
 Net increase (decrease) in
  net assets                           (19,598)               770,467         (742,344)            (304,698)
NET ASSETS:
 Beginning of year                   1,334,154              4,772,473       18,081,752              989,932
                                    ----------            -----------      -----------           ----------
 End of year                        $1,314,556             $5,542,940      $17,339,408             $685,234
                                    ==========            ===========      ===========           ==========

                                  LORD ABBETT        LORD ABBETT             MFS
                                AMERICA'S VALUE   GROWTH AND INCOME     NEW DISCOVERY
                                   PORTFOLIO          PORTFOLIO            SERIES
                                  SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $1,517             $1,112                $ --
 Net realized gain (loss) on
  security transactions                   76                 61               8,936
 Net realized gain on
  distributions                        1,601              6,132               8,913
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (1,750)            (4,759)            (10,788)
                                   ---------          ---------          ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           1,444              2,546               7,061
                                   ---------          ---------          ----------
UNIT TRANSACTIONS:
 Purchases                             4,759              2,113               4,160
 Net transfers                            --             13,784             (52,327)
 Surrenders for benefit
  payments and fees                       (2)               429                   2
 Net loan activity                        --                 --                  --
 Cost of insurance                    (1,907)            (3,041)             (3,603)
                                   ---------          ---------          ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    2,850             13,285             (51,768)
                                   ---------          ---------          ----------
 Net increase (decrease) in
  net assets                           4,294             15,831             (44,707)
NET ASSETS:
 Beginning of year                    45,896             73,587             119,645
                                   ---------          ---------          ----------
 End of year                         $50,190            $89,418             $74,938
                                   =========          =========          ==========

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                                  OPPENHEIMER
                                         MFS                                        CAPITAL
                                     TOTAL RETURN               U.S.              APPRECIATION
                                        SERIES             MID CAP VALUE            FUND/VA
                                     SUB-ACCOUNT          SUB-ACCOUNT (A)         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $43,651                  $ --                   $14
 Net realized gain (loss) on
  security transactions                     1,949                 5,069                 3,075
 Net realized gain on
  distributions                            41,736                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (15,934)               (5,146)               14,152
                                     ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                               71,402                   (77)               17,241
                                     ------------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                243,981                 3,282                13,347
 Net transfers                            218,208               182,144                (1,707)
 Surrenders for benefit
  payments and fees                       (80,555)                   --               (23,206)
 Net loan activity                             --                    --                    --
 Cost of insurance                        (64,122)               (3,243)               (6,980)
                                     ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       317,512               182,183               (18,546)
                                     ------------            ----------            ----------
 Net increase (decrease) in
  net assets                              388,914               182,106                (1,305)
NET ASSETS:
 Beginning of year                      1,489,443                    --               129,908
                                     ------------            ----------            ----------
 End of year                           $1,878,357              $182,106              $128,603
                                     ============            ==========            ==========

(a)  From inception, May 1, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    OPPENHEIMER                                      PUTNAM VT             PUTNAM VT
                                       GLOBAL                OPPENHEIMER            DIVERSIFIED           GLOBAL ASSET
                                 SECURITIES FUND/VA      MAIN STREET FUND/VA        INCOME FUND         ALLOCATION FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT (C)          SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $6,351                    $ --                  $5,403                $6,661
 Net realized gain (loss) on
  security transactions                   3,063                       1                     109                (6,462)
 Net realized gain on
  distributions                          26,561                      --                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (4,157)                    (25)                 (1,089)               29,354
                                     ----------               ---------              ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             31,818                     (24)                  4,423                29,553
                                     ----------               ---------              ----------            ----------
UNIT TRANSACTIONS:
 Purchases                               16,664                      --                      --                    --
 Net transfers                          233,571                  10,550                      --               (20,789)
 Surrenders for benefit
  payments and fees                           7                      --                      (2)              (15,605)
 Net loan activity                          408                      --                      --                    --
 Cost of insurance                      (11,718)                   (112)                 (4,424)              (32,711)
                                     ----------               ---------              ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     238,932                  10,438                  (4,426)              (69,105)
                                     ----------               ---------              ----------            ----------
 Net increase (decrease) in
  net assets                            270,750                  10,414                      (3)              (39,552)
NET ASSETS:
 Beginning of year                      273,452                      --                 107,923               928,379
                                     ----------               ---------              ----------            ----------
 End of year                           $544,202                 $10,414                $107,920              $888,827
                                     ==========               =========              ==========            ==========

                                     PUTNAM VT           PUTNAM VT              PUTNAM VT
                                       GLOBAL           GROWTH AND                HEALTH
                                    EQUITY FUND         INCOME FUND           SCIENCES FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $106,502            $171,950                $1,586
 Net realized gain (loss) on
  security transactions                 (220,638)             28,825                   381
 Net realized gain on
  distributions                               --           1,645,376                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            514,942          (2,387,002)               (2,240)
                                    ------------       -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             400,806            (540,851)                 (273)
                                    ------------       -------------            ----------
UNIT TRANSACTIONS:
 Purchases                               240,637             542,089                    --
 Net transfers                          (429,078)         (1,207,614)                   --
 Surrenders for benefit
  payments and fees                     (223,972)           (824,470)                   (1)
 Net loan activity                       (12,281)            (28,765)                   --
 Cost of insurance                      (155,145)           (370,680)               (6,766)
                                    ------------       -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (579,839)         (1,889,440)               (6,767)
                                    ------------       -------------            ----------
 Net increase (decrease) in
  net assets                            (179,033)         (2,430,291)               (7,040)
NET ASSETS:
 Beginning of year                     4,883,837          11,440,688               144,549
                                    ------------       -------------            ----------
 End of year                          $4,704,804          $9,010,397              $137,509
                                    ============       =============            ==========

(c)  Funded as of July 27, 2007.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                                     PUTNAM VT
                                                                                   INTERNATIONAL
                                      PUTNAM VT               PUTNAM VT              GROWTH AND
                                   HIGH YIELD FUND           INCOME FUND            INCOME FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $234,962                $151,722                $2,069
 Net realized gain (loss) on
  security transactions                     4,954                   2,123                   440
 Net realized gain on
  distributions                                --                      --                19,080
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (140,662)                 (3,324)              (14,046)
                                     ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                               99,254                 150,521                 7,543
                                     ------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                128,441                  92,037                    --
 Net transfers                            (18,171)                 15,280                    --
 Surrenders for benefit
  payments and fees                      (171,898)               (147,593)                   (1)
 Net loan activity                             --                   1,223                    --
 Cost of insurance                        (91,557)                (82,032)               (3,691)
                                     ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (153,185)               (121,085)               (3,692)
                                     ------------            ------------            ----------
 Net increase (decrease) in
  net assets                              (53,931)                 29,436                 3,851
NET ASSETS:
 Beginning of year                      2,928,249               2,765,175               103,384
                                     ------------            ------------            ----------
 End of year                           $2,874,318              $2,794,611              $107,235
                                     ============            ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    PUTNAM VT             PUTNAM VT                              PUTNAM VT
                                  INTERNATIONAL       INTERNATIONAL NEW        PUTNAM VT           MONEY
                                   EQUITY FUND        OPPORTUNITIES FUND     INVESTORS FUND     MARKET FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $103,465                $296                  $516             $28
 Net realized gain (loss) on
  security transactions                  62,980                (143)                1,590              --
 Net realized gain on
  distributions                         418,498                  --                    --              --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (298,996)              3,284                (6,373)             --
                                   ------------           ---------            ----------          ------
 Net increase (decrease) in
  net assets resulting from
  operations                            285,947               3,437                (4,267)             28
                                   ------------           ---------            ----------          ------
UNIT TRANSACTIONS:
 Purchases                              135,307                  --                    --              --
 Net transfers                         (788,018)                 --                (1,997)             --
 Surrenders for benefit
  payments and fees                     (61,933)                 --                (4,050)             (1)
 Net loan activity                          408                  --                    --              --
 Cost of insurance                     (108,829)             (1,510)               (4,182)            (65)
                                   ------------           ---------            ----------          ------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (823,065)             (1,510)              (10,229)            (66)
                                   ------------           ---------            ----------          ------
 Net increase (decrease) in
  net assets                           (537,118)              1,927               (14,496)            (38)
NET ASSETS:
 Beginning of year                    3,364,958              25,690                90,292             580
                                   ------------           ---------            ----------          ------
 End of year                         $2,827,840             $27,617               $75,796            $542
                                   ============           =========            ==========          ======

                                    PUTNAM VT                                  PUTNAM VT
                                       NEW                PUTNAM VT         OTC & EMERGING
                                OPPORTUNITIES FUND     NEW VALUE FUND         GROWTH FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $8,592               $5,068                 $ --
 Net realized gain (loss) on
  security transactions                 (63,621)               4,544              (15,650)
 Net realized gain on
  distributions                              --               35,250                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           381,226              (57,571)              28,468
                                   ------------          -----------          -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            326,197              (12,709)              12,818
                                   ------------          -----------          -----------
UNIT TRANSACTIONS:
 Purchases                              270,227                   --                   --
 Net transfers                         (878,301)              (4,223)              (1,462)
 Surrenders for benefit
  payments and fees                     (93,477)             (55,190)                  (6)
 Net loan activity                      (11,658)                  --                   --
 Cost of insurance                     (182,213)             (11,182)              (6,820)
                                   ------------          -----------          -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (895,422)             (70,595)              (8,288)
                                   ------------          -----------          -----------
 Net increase (decrease) in
  net assets                           (569,225)             (83,304)               4,530
NET ASSETS:
 Beginning of year                    5,475,711              379,065              100,119
                                   ------------          -----------          -----------
 End of year                         $4,906,486             $295,761             $104,649
                                   ============          ===========          ===========

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     PUTNAM VT               PUTNAM VT
                                     SMALL CAP           THE GEORGE PUTNAM
                                     VALUE FUND           FUND OF BOSTON
                                    SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $1,927                 $2,759
 Net realized gain (loss) on
  security transactions                  (1,753)                 1,597
 Net realized gain on
  distributions                          38,543                  8,739
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (90,112)               (11,392)
                                     ----------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            (51,395)                 1,703
                                     ----------              ---------
UNIT TRANSACTIONS:
 Purchases                                4,540                     --
 Net transfers                          135,732                (20,000)
 Surrenders for benefit
  payments and fees                         (61)                    --
 Net loan activity                           --                     --
 Cost of insurance                       (3,885)                (3,871)
                                     ----------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     136,326                (23,871)
                                     ----------              ---------
 Net increase (decrease) in
  net assets                             84,931                (22,168)
NET ASSETS:
 Beginning of year                      342,678                 92,234
                                     ----------              ---------
 End of year                           $427,609                $70,066
                                     ==========              =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     PUTNAM VT
                                UTILITIES GROWTH AND        PUTNAM VT               PUTNAM VT
                                    INCOME FUND             VISTA FUND            VOYAGER FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $11,378                   $ --                   $2,783
 Net realized gain (loss) on
  security transactions                   1,535                 (2,703)                (583,999)
 Net realized gain on
  distributions                              --                     --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            97,831                  7,131                1,070,041
                                     ----------             ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            110,744                  4,428                  488,825
                                     ----------             ----------            -------------
UNIT TRANSACTIONS:
 Purchases                                   --                     --                  413,961
 Net transfers                               --                     --               (1,442,402)
 Surrenders for benefit
  payments and fees                          (1)                    --                 (478,140)
 Net loan activity                           --                     --                  (38,264)
 Cost of insurance                      (21,888)                (3,927)                (254,130)
                                     ----------             ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (21,889)                (3,927)              (1,798,975)
                                     ----------             ----------            -------------
 Net increase (decrease) in
  net assets                             88,855                    501               (1,310,150)
NET ASSETS:
 Beginning of year                      556,916                107,986                8,847,381
                                     ----------             ----------            -------------
 End of year                           $645,771               $108,487               $7,537,231
                                     ==========             ==========            =============

                                     PUTNAM VT              PUTNAM VT
                                      CAPITAL                 EQUITY             VAN KAMPEN LIT
                                 OPPORTUNITIES FUND        INCOME FUND              COMSTOCK
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $ --                 $5,857                 $19,377
 Net realized gain (loss) on
  security transactions                   3,862                  1,459                  10,845
 Net realized gain on
  distributions                          13,419                 29,125                  26,908
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (37,399)               (26,011)                (81,604)
                                     ----------             ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (20,118)                10,430                 (24,474)
                                     ----------             ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                4,302                 36,695                  13,347
 Net transfers                           90,240                 73,973                  14,486
 Surrenders for benefit
  payments and fees                     (23,608)                    (1)                (23,505)
 Net loan activity                           --                     --                      --
 Cost of insurance                       (4,863)               (11,876)                (47,799)
                                     ----------             ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      66,071                 98,791                 (43,471)
                                     ----------             ----------            ------------
 Net increase (decrease) in
  net assets                             45,953                109,221                 (67,945)
NET ASSETS:
 Beginning of year                      196,167                411,480               1,334,909
                                     ----------             ----------            ------------
 End of year                           $242,120               $520,701              $1,266,964
                                     ==========             ==========            ============

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS           AIM V.I.
                                     INTERNATIONAL             SMALL/MID-CAP               CAPITAL
                                    VALUE PORTFOLIO           VALUE PORTFOLIO         APPRECIATION FUND
                                    SUB-ACCOUNT (A)           SUB-ACCOUNT (B)          SUB-ACCOUNT (C)
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $ --                       $99                      $73
 Net realized gain (loss) on
  security transactions                        13                        74                       98
 Net realized gain on
  distributions                                --                     2,912                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              11,488                     9,777                    8,529
                                       ----------                ----------               ----------
 Net increase (decrease) in
  net assets resulting from
  operations                               11,501                    12,862                    8,700
                                       ----------                ----------               ----------
UNIT TRANSACTIONS:
 Purchases                                  3,722                     3,222                    1,589
 Net transfers                            130,124                   139,887                  123,090
 Surrenders for benefit
  payments and fees                            --                        --                       --
 Net loan activity                             --                        --                       --
 Cost of insurance                         (1,112)                   (3,165)                  (4,007)
                                       ----------                ----------               ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       132,734                   139,944                  120,672
                                       ----------                ----------               ----------
 Net increase (decrease) in
  net assets                              144,235                   152,806                  129,372
NET ASSETS:
 Beginning of year                             --                        --                       --
                                       ----------                ----------               ----------
 End of year                             $144,235                  $152,806                 $129,372
                                       ==========                ==========               ==========

(a)  From inception, May 1, 2006 to December 31, 2006.

(b) Funded as of April 18, 2006.

(c)  Funded as of May 5, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           AIM V.I.             AIM V.I.              AIM V.I.
                                   AIM V.I.              MID CAP CORE           SMALL CAP              CAPITAL
                               CORE EQUITY FUND          EQUITY FUND           EQUITY FUND        DEVELOPMENT FUND
                              SUB-ACCOUNT (D)(E)         SUB-ACCOUNT         SUB-ACCOUNT (F)       SUB-ACCOUNT (G)
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                                $154                  $3,602                 $ --                  $ --
 Net realized gain (loss)
  on security transactions             1,131                    (501)                 (52)                1,074
 Net realized gain on
  distributions                           --                  38,382                  692                   679
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                    66                  (3,701)                  29                 1,354
                                   ---------              ----------            ---------             ---------
 Net increase (decrease)
  in net assets resulting
  from operations                      1,351                  37,782                  669                 3,107
                                   ---------              ----------            ---------             ---------
UNIT TRANSACTIONS:
 Purchases                               858                  49,186                   --                 4,091
 Net transfers                             1                  22,470               17,140                33,086
 Surrenders for benefit
  payments and fees                       --                    (240)                  --                    --
 Net loan activity                        --                      --                   --                    --
 Cost of insurance                      (922)                (14,515)                (389)                 (985)
                                   ---------              ----------            ---------             ---------
 Net increase (decrease)
  in net assets resulting
  from unit transactions                 (63)                 56,901               16,751                36,192
                                   ---------              ----------            ---------             ---------
 Net increase (decrease)
  in net assets                        1,288                  94,683               17,420                39,299
NET ASSETS:
 Beginning of year                     9,109                 327,474                   --                    --
                                   ---------              ----------            ---------             ---------
 End of year                         $10,397                $422,157              $17,420               $39,299
                                   =========              ==========            =========             =========

                                                          AMERICAN FUNDS
                                 AMERICAN FUNDS          BLUE CHIP INCOME         AMERICAN FUNDS
                             ASSET ALLOCATION FUND       AND GROWTH FUND            BOND FUND
                                  SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
--------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $151,283                  $22,861                 $36,234
 Net realized gain (loss)
  on security transactions                 290                   (8,531)                    150
 Net realized gain on
  distributions                         84,067                  103,386                      --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                 647,100                  161,130                  28,419
                                  ------------             ------------            ------------
 Net increase (decrease)
  in net assets resulting
  from operations                      882,740                  278,846                  64,803
                                  ------------             ------------            ------------
UNIT TRANSACTIONS:
 Purchases                             418,319                   49,119                  79,946
 Net transfers                         467,998                  167,231                 167,618
 Surrenders for benefit
  payments and fees                    (31,191)                (268,931)                     --
 Net loan activity                          --                       --                      --
 Cost of insurance                    (256,051)                 (83,707)                (44,161)
                                  ------------             ------------            ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions               599,075                 (136,288)                203,403
                                  ------------             ------------            ------------
 Net increase (decrease)
  in net assets                      1,481,815                  142,558                 268,206
NET ASSETS:
 Beginning of year                   5,793,915                1,710,950                 809,630
                                  ------------             ------------            ------------
 End of year                        $7,275,730               $1,853,508              $1,077,836
                                  ============             ============            ============

(d) Effective April 28, 2006, AIM V.I. Premier Equity Fund merged with AIM V.I. Core Equity Fund.

(e)  From inception, April 28, 2006 to December 31, 2006.

(f)  Funded as of February 16, 2006.

(g)  Funded as of March 6, 2006.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS           AMERICAN FUNDS            AMERICAN FUNDS
                                  GLOBAL GROWTH FUND           GROWTH FUND           GROWTH-INCOME FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $22,641                   $76,385                 $135,692
 Net realized gain (loss) on
  security transactions                    69,281                    (5,338)                  23,537
 Net realized gain on
  distributions                                --                    59,820                  212,441
 Net unrealized appreciation
  (depreciation) of
  investments during
  the year                                361,906                   763,834                  866,231
                                     ------------             -------------             ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              453,828                   894,701                1,237,901
                                     ------------             -------------             ------------
UNIT TRANSACTIONS:
 Purchases                                151,623                   592,189                  676,248
 Net transfers                             25,209                   299,538                 (453,934)
 Surrenders for benefit
  payments and fees                       (61,221)                 (362,498)                (575,068)
 Net loan activity                         (2,058)                   18,763                   18,845
 Cost of insurance                        (92,775)                 (374,325)                (388,092)
                                     ------------             -------------             ------------
 Net increase (decrease) in
  net assets resulting from
  unit
  transactions                             20,778                   173,667                 (722,001)
                                     ------------             -------------             ------------
 Net increase (decrease) in
  net assets                              474,606                 1,068,368                  515,900
NET ASSETS:
 Beginning of year                      1,786,770                 8,985,849                8,700,400
                                     ------------             -------------             ------------
 End of year                           $2,261,376               $10,054,217               $9,216,300
                                     ============             =============             ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                AMERICAN FUNDS           FIDELITY VIP
                                AMERICAN FUNDS          AMERICAN FUNDS           GLOBAL SMALL           ASSET MANAGER
                              INTERNATIONAL FUND        NEW WORLD FUND       CAPITALIZATION FUND          PORTFOLIO
                                 SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $59,721                 $13,419                 $13,883                 $28,495
 Net realized gain (loss)
  on security transactions             12,815                     430                  (9,924)                (14,816)
 Net realized gain on
  distributions                        31,706                   6,709                 155,152                      --
 Net unrealized
  appreciation
  (depreciation) of
  investments during
  the year                            491,940                 240,567                 479,087                  58,402
                                 ------------            ------------            ------------            ------------
 Net increase (decrease)
  in net assets resulting
  from operations                     596,182                 261,125                 638,198                  72,081
                                 ------------            ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                            152,124                  56,097                  89,155                      --
 Net transfers                      1,023,688                 354,193                 240,699                 (88,063)
 Surrenders for benefit
  payments and fees                  (115,735)                (31,863)                (66,757)                (33,182)
 Net loan activity                       (895)                     --                  (1,452)                     --
 Cost of insurance                   (124,620)                (35,715)                (88,976)                (36,409)
                                 ------------            ------------            ------------            ------------
 Net increase (decrease)
  in net assets resulting
  from unit
  transactions                        934,562                 342,712                 172,669                (157,654)
                                 ------------            ------------            ------------            ------------
 Net increase (decrease)
  in net assets                     1,530,744                 603,837                 810,867                 (85,573)
NET ASSETS:
 Beginning of year                  2,449,627                 649,232               2,706,749               1,063,199
                                 ------------            ------------            ------------            ------------
 End of year                       $3,980,371              $1,253,069              $3,517,616                $977,626
                                 ============            ============            ============            ============

                                 FIDELITY VIP            FIDELITY VIP
                                 EQUITY-INCOME            CONTRAFUND            FIDELITY VIP
                                   PORTFOLIO              PORTFOLIO          OVERSEAS PORTFOLIO
                                  SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $396,634                $2,738                 $11,205
 Net realized gain (loss)
  on security transactions              51,527                  (197)                 19,689
 Net realized gain on
  distributions                      1,434,306                30,705                   7,789
 Net unrealized
  appreciation
  (depreciation) of
  investments during
  the year                             285,150               (10,524)                157,814
                                 -------------            ----------            ------------
 Net increase (decrease)
  in net assets resulting
  from operations                    2,167,617                22,722                 196,497
                                 -------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                             555,235                21,994                      --
 Net transfers                        (875,432)              365,913                (150,901)
 Surrenders for benefit
  payments and fees                   (555,465)                   --                 (23,855)
 Net loan activity                      (6,206)                   --                      --
 Cost of insurance                    (449,931)              (12,745)                (47,904)
                                 -------------            ----------            ------------
 Net increase (decrease)
  in net assets resulting
  from unit
  transactions                      (1,331,799)              375,162                (222,660)
                                 -------------            ----------            ------------
 Net increase (decrease)
  in net assets                        835,818               397,884                 (26,163)
NET ASSETS:
 Beginning of year                  11,698,233                30,829               1,264,098
                                 -------------            ----------            ------------
 End of year                       $12,534,051              $428,713              $1,237,935
                                 =============            ==========            ============

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                            FRANKLIN               FRANKLIN
                                    FIDELITY VIP             INCOME            SMALL CAP VALUE
                                 MID CAP PORTFOLIO      SECURITIES FUND        SECURITIES FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT (A)          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $25                  $ --                 $13,828
 Net realized gain (loss) on
  security transactions                    (793)                    4                  48,014
 Net realized gain on
  distributions                           1,697                    --                  77,381
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                    5,262                12,160                 194,193
                                     ----------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              6,191                12,164                 333,416
                                     ----------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                6,642                 6,274                 103,466
 Net transfers                          154,989               424,179                (233,163)
 Surrenders for benefit
  payments and fees                          --                    --                (177,257)
 Net loan activity                           --                    --                      --
 Cost of insurance                       (3,716)               (1,738)                (86,596)
                                     ----------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     157,915               428,715                (393,550)
                                     ----------            ----------            ------------
 Net increase (decrease) in
  net assets                            164,106               440,879                 (60,134)
NET ASSETS:
 Beginning of year                        9,643                    --               2,099,137
                                     ----------            ----------            ------------
 End of year                           $173,749              $440,879              $2,039,003
                                     ==========            ==========            ============

(a)  From inception, May 1, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                      TEMPLETON                            HARTFORD
                                 MUTUAL SHARES          GROWTH        MUTUAL DISCOVERY     ADVISERS
                                SECURITIES FUND    SECURITIES FUND    SECURITIES FUND      HLS FUND
                                  SUB-ACCOUNT      SUB-ACCOUNT (A)    SUB-ACCOUNT (A)    SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $13,537              $ --               $ --           $296,034
 Net realized gain (loss) on
  security transactions                 6,942                 1                 20             13,525
 Net realized gain on
  distributions                        34,476                --                 --            919,989
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                110,523             1,125              1,599             31,436
                                   ----------          --------           --------       ------------
 Net increase (decrease) in
  net assets resulting from
  operations                          165,478             1,126              1,619          1,260,984
                                   ----------          --------           --------       ------------
UNIT TRANSACTIONS:
 Purchases                             53,677               449              1,122            964,704
 Net transfers                         29,865            38,456             59,202           (179,431)
 Surrenders for benefit
  payments and fees                  (116,858)               --                 --           (487,421)
 Net loan activity                       (814)               --                 --                 --
 Cost of insurance                    (41,620)             (151)              (210)          (556,904)
                                   ----------          --------           --------       ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (75,750)           38,754             60,114           (259,052)
                                   ----------          --------           --------       ------------
 Net increase (decrease) in
  net assets                           89,728            39,880             61,733          1,001,932
NET ASSETS:
 Beginning of year                    955,149                --                 --         11,993,592
                                   ----------          --------           --------       ------------
 End of year                       $1,044,877           $39,880            $61,733        $12,995,524
                                   ==========          ========           ========       ============

                                     HARTFORD              HARTFORD              HARTFORD
                                TOTAL RETURN BOND    CAPITAL APPRECIATION  DIVIDEND AND GROWTH
                                     HLS FUND              HLS FUND              HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $736,711              $462,870              $245,595
 Net realized gain (loss) on
  security transactions                   4,110               175,460                34,823
 Net realized gain on
  distributions                           1,927             4,351,050             1,039,832
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                  (80,979)              316,773             1,238,417
                                   ------------          ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            661,769             5,306,153             2,558,667
                                   ------------          ------------          ------------
UNIT TRANSACTIONS:
 Purchases                              722,353             1,478,396               666,648
 Net transfers                        1,366,596            (1,012,301)              254,019
 Surrenders for benefit
  payments and fees                    (711,740)           (2,015,845)             (725,718)
 Net loan activity                     (170,673)             (116,897)              (67,544)
 Cost of insurance                     (529,271)           (1,282,092)             (544,133)
                                   ------------          ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     677,265            (2,948,739)             (416,728)
                                   ------------          ------------          ------------
 Net increase (decrease) in
  net assets                          1,339,034             2,357,414             2,141,939
NET ASSETS:
 Beginning of year                   14,000,423            33,903,108            12,869,136
                                   ------------          ------------          ------------
 End of year                        $15,339,457           $36,260,522           $15,011,075
                                   ============          ============          ============

(a)  From inception, May 1, 2006 to December 31, 2006.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                      HARTFORD            HARTFORD             HARTFORD
                                  GLOBAL ADVISERS      GLOBAL LEADERS      GLOBAL TECHNOLOGY
                                      HLS FUND            HLS FUND             HLS FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $1,043                $40                  $ --
 Net realized gain (loss) on
  security transactions                  14,171                 94                 1,920
 Net realized gain on
  distributions                           1,238                281                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (11,002)               259                   (40)
                                     ----------            -------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              5,450                674                 1,880
                                     ----------            -------             ---------
UNIT TRANSACTIONS:
 Purchases                                   --                 --                    --
 Net transfers                          (77,702)                --               (10,855)
 Surrenders for benefit
  payments and fees                          --                 --                    --
 Net loan activity                           --                 --                    --
 Cost of insurance                       (1,287)              (324)               (1,130)
                                     ----------            -------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (78,989)              (324)              (11,985)
                                     ----------            -------             ---------
 Net increase (decrease) in
  net assets                            (73,539)               350               (10,105)
NET ASSETS:
 Beginning of year                      106,852              4,939                17,921
                                     ----------            -------             ---------
 End of year                            $33,313             $5,289                $7,816
                                     ==========            =======             =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                     HARTFORD
                                    HARTFORD               HARTFORD            HARTFORD            INTERNATIONAL
                               DISCIPLINED EQUITY    GROWTH OPPORTUNITIES       INDEX              SMALL COMPANY
                                    HLS FUND               HLS FUND            HLS FUND              HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $9,132                $1,830              $232,399               $6,853
 Net realized gain (loss) on
  security transactions                 13,731                22,688                35,101                3,324
 Net realized gain on
  distributions                             --                26,179             1,494,501               43,409
 Net unrealized appreciation
  (depreciation) of
  investments during the year           74,731               (28,248)              196,196               31,863
                                   -----------           -----------        --------------          -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            97,594                22,449             1,958,197               85,449
                                   -----------           -----------        --------------          -----------
UNIT TRANSACTIONS:
 Purchases                              35,690                39,435               741,902               16,088
 Net transfers                         (21,738)             (205,128)              (43,095)              50,946
 Surrenders for benefit
  payments and fees                    (60,461)              (16,890)             (380,372)              (4,908)
 Net loan activity                          --                    --               (10,506)                (116)
 Cost of insurance                     (51,273)              (13,869)             (550,145)             (13,806)
                                   -----------           -----------        --------------          -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (97,782)             (196,452)             (242,216)              48,204
                                   -----------           -----------        --------------          -----------
 Net increase (decrease) in
  net assets                              (188)             (174,003)            1,715,981              133,653
NET ASSETS:
 Beginning of year                     858,347               413,893            12,651,528              277,919
                                   -----------           -----------        --------------          -----------
 End of year                          $858,159              $239,890           $14,367,509             $411,572
                                   ===========           ===========        ==============          ===========

                                    HARTFORD
                                  INTERNATIONAL       HARTFORD              HARTFORD
                                  OPPORTUNITIES        MIDCAP             MIDCAP VALUE
                                    HLS FUND          HLS FUND              HLS FUND
                                   SUB-ACCOUNT      SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $215,315           $64,476                $9,888
 Net realized gain (loss) on
  security transactions                145,026           155,279                 2,787
 Net realized gain on
  distributions                        659,317           937,752               123,943
 Net unrealized appreciation
  (depreciation) of
  investments during the year          742,589          (429,168)               33,754
                                   -----------      ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  operations                         1,762,247           728,339               170,372
                                   -----------      ------------          ------------
UNIT TRANSACTIONS:
 Purchases                             297,359           417,789                59,767
 Net transfers                         158,240          (720,888)              191,973
 Surrenders for benefit
  payments and fees                   (536,088)         (845,388)              (33,545)
 Net loan activity                     (26,037)           (1,695)                  324
 Cost of insurance                    (271,731)         (308,676)              (40,462)
                                   -----------      ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (378,257)       (1,458,858)              178,057
                                   -----------      ------------          ------------
 Net increase (decrease) in
  net assets                         1,383,990          (730,519)              348,429
NET ASSETS:
 Beginning of year                   7,534,126         6,874,741               808,063
                                   -----------      ------------          ------------
 End of year                        $8,918,116        $6,144,222            $1,156,492
                                   ===========      ============          ============

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       HARTFORD                 HARTFORD                HARTFORD
                                     MONEY MARKET         MORTGAGE SECURITIES        SMALL COMPANY
                                       HLS FUND                 HLS FUND                HLS FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $314,207                $129,159                  $8,588
 Net realized gain (loss) on
  security transactions                         --                   1,030                 262,048
 Net realized gain on
  distributions                                 --                      --                 715,797
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                          --                 (75,187)               (325,746)
                                     -------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               314,207                  55,002                 660,687
                                     -------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                               2,041,743                 102,938                 198,446
 Net transfers                             391,373                  70,372                (334,624)
 Surrenders for benefit
  payments and fees                     (1,846,312)                 (8,099)               (292,006)
 Net loan activity                         (49,468)                   (384)                (51,120)
 Cost of insurance                        (369,169)                (44,952)               (189,425)
                                     -------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        168,167                 119,875                (668,729)
                                     -------------            ------------            ------------
 Net increase (decrease) in
  net assets                               482,374                 174,877                  (8,042)
NET ASSETS:
 Beginning of year                       6,678,193               1,159,277               4,780,515
                                     -------------            ------------            ------------
 End of year                            $7,160,567              $1,334,154              $4,772,473
                                     =============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 HARTFORD                 HARTFORD             LORD ABBETT            LORD ABBETT
                                   STOCK            VALUE OPPORTUNITIES      AMERICA'S VALUE       GROWTH AND INCOME
                                 HLS FUND                 HLS FUND              PORTFOLIO              PORTFOLIO
                                SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT (H)        SUB-ACCOUNT (H)
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $228,675                 $12,562               $1,060                   $872
 Net realized gain (loss) on
  security transactions             (514,654)                 51,137                   14                     11
 Net realized gain on
  distributions                      998,997                 146,244                  883                  2,336
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                             1,687,345                  (4,138)                 287                    684
                               -------------            ------------            ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                       2,400,363                 205,805                2,244                  3,903
                               -------------            ------------            ---------              ---------
UNIT TRANSACTIONS:
 Purchases                         1,069,042                  47,847                   --                    449
 Net transfers                    (1,851,592)               (654,704)              44,160                 70,106
 Surrenders for benefit
  payments and fees                 (653,676)                (11,779)                  --                     --
 Net loan activity                      (476)                  4,715                   --                     --
 Cost of insurance                  (703,075)                (45,376)                (508)                  (871)
                               -------------            ------------            ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (2,139,777)               (659,297)              43,652                 69,684
                               -------------            ------------            ---------              ---------
 Net increase (decrease) in
  net assets                         260,586                (453,492)              45,896                 73,587
NET ASSETS:
 Beginning of year                17,821,166               1,443,424                   --                     --
                               -------------            ------------            ---------              ---------
 End of year                     $18,081,752                $989,932              $45,896                $73,587
                               =============            ============            =========              =========

                                                                                 OPPENHEIMER
                                       MFS                    MFS                  CAPITAL
                                  NEW DISCOVERY           TOTAL RETURN           APPRECIATION
                                      SERIES                 SERIES                FUND/VA
                                   SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT (I)
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $ --                 $33,997                  $ --
 Net realized gain (loss) on
  security transactions                 (3,333)                  2,195                    66
 Net realized gain on
  distributions                          2,694                  45,563                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                  12,079                  77,710                12,790
                                    ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            11,440                 159,465                12,856
                                    ----------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                               5,916                 226,593                 4,296
 Net transfers                           4,463                  70,427               115,857
 Surrenders for benefit
  payments and fees                     (2,616)               (134,037)                   --
 Net loan activity                          --                      --                    --
 Cost of insurance                      (5,089)                (61,061)               (3,101)
                                    ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      2,674                 101,922               117,052
                                    ----------            ------------            ----------
 Net increase (decrease) in
  net assets                            14,114                 261,387               129,908
NET ASSETS:
 Beginning of year                     105,531               1,228,056                    --
                                    ----------            ------------            ----------
 End of year                          $119,645              $1,489,443              $129,908
                                    ==========            ============            ==========

(h) Funded as of January 4, 2006.

(i)  Funded as of June 28, 2006.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                     OPPENHEIMER             PUTNAM VT             PUTNAM VT
                                        GLOBAL              DIVERSIFIED           GLOBAL ASSET
                                  SECURITIES FUND/VA        INCOME FUND         ALLOCATION FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $1,272                 $6,263               $25,953
 Net realized gain (loss) on
  security transactions                     (200)                  (324)               (6,480)
 Net realized gain on
  distributions                            7,879                     --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             17,218                    872                90,602
                                      ----------             ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              26,169                  6,811               110,075
                                      ----------             ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                 8,014                     --                    --
 Net transfers                           216,967                      1               (20,331)
 Surrenders for benefit
  payments and fees                           --                 (1,279)               (4,154)
 Net loan activity                          (412)                    --                    --
 Cost of insurance                        (4,155)                (5,483)              (37,936)
                                      ----------             ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      220,414                 (6,761)              (62,421)
                                      ----------             ----------            ----------
 Net increase (decrease) in
  net assets                             246,583                     50                47,654
NET ASSETS:
 Beginning of year                        26,869                107,873               880,725
                                      ----------             ----------            ----------
 End of year                            $273,452               $107,923              $928,379
                                      ==========             ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     PUTNAM VT           PUTNAM VT              PUTNAM VT
                                       GLOBAL           GROWTH AND                HEALTH               PUTNAM VT
                                    EQUITY FUND         INCOME FUND           SCIENCES FUND         HIGH YIELD FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $28,470            $196,964                  $966                $227,321
 Net realized gain (loss) on
  security transactions                 (648,465)            (18,044)                  781                   4,836
 Net realized gain on
  distributions                               --             262,648                    --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          1,626,973           1,217,681                 3,630                  57,262
                                    ------------       -------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                           1,006,978           1,659,249                 5,377                 289,419
                                    ------------       -------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                               283,744             745,612                    --                 161,070
 Net transfers                          (532,452)           (628,915)              (44,425)                (95,363)
 Surrenders for benefit
  payments and fees                     (447,908)           (715,157)                   --                (185,551)
 Net loan activity                        14,666             (10,552)                   --                      --
 Cost of insurance                      (186,029)           (467,499)               (8,210)               (120,431)
                                    ------------       -------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (867,979)         (1,076,511)              (52,635)               (240,275)
                                    ------------       -------------            ----------            ------------
 Net increase (decrease) in
  net assets                             138,999             582,738               (47,258)                 49,144
NET ASSETS:
 Beginning of year                     4,744,838          10,857,950               191,807               2,879,105
                                    ------------       -------------            ----------            ------------
 End of year                          $4,883,837         $11,440,688              $144,549              $2,928,249
                                    ============       =============            ==========            ============

                                                            PUTNAM VT
                                                          INTERNATIONAL            PUTNAM VT
                                     PUTNAM VT              GROWTH AND           INTERNATIONAL
                                    INCOME FUND            INCOME FUND            EQUITY FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $126,018                $1,657                 $25,991
 Net realized gain (loss) on
  security transactions                    1,442                 9,355                 141,535
 Net realized gain on
  distributions                               --                    --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              2,066                16,916                 629,473
                                    ------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             129,526                27,928                 796,999
                                    ------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                               130,749                    --                 146,196
 Net transfers                           155,185               (27,415)               (256,618)
 Surrenders for benefit
  payments and fees                     (284,947)                   --                (263,337)
 Net loan activity                        (1,151)                   --                 (52,537)
 Cost of insurance                      (101,025)               (7,776)               (136,366)
                                    ------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (101,189)              (35,191)               (562,662)
                                    ------------            ----------            ------------
 Net increase (decrease) in
  net assets                              28,337                (7,263)                234,337
NET ASSETS:
 Beginning of year                     2,736,838               110,647               3,130,621
                                    ------------            ----------            ------------
 End of year                          $2,765,175              $103,384              $3,364,958
                                    ============            ==========            ============

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                         PUTNAM VT                                   PUTNAM VT
                                     INTERNATIONAL NEW            PUTNAM VT            MONEY
                                    OPPORTUNITIES FUND         INVESTORS FUND       MARKET FUND
                                        SUB-ACCOUNT              SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $356                     $654              $27
 Net realized gain (loss) on
  security transactions                       (330)                   1,950               --
 Net realized gain on
  distributions                                 --                       --               --
 Net unrealized appreciation
  (depreciation) of
  investments during the year                5,486                    8,966               --
                                         ---------                ---------            -----
 Net increase (decrease) in
  net assets resulting from
  operations                                 5,512                   11,570               27
                                         ---------                ---------            -----
UNIT TRANSACTIONS:
 Purchases                                      --                       --               --
 Net transfers                                  --                       --               --
 Surrenders for benefit
  payments and fees                             --                  (16,090)              --
 Net loan activity                              --                       --               --
 Cost of insurance                          (1,237)                  (4,757)             (63)
                                         ---------                ---------            -----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                         (1,237)                 (20,847)             (63)
                                         ---------                ---------            -----
 Net increase (decrease) in
  net assets                                 4,275                   (9,277)             (36)
NET ASSETS:
 Beginning of year                          21,415                   99,569              616
                                         ---------                ---------            -----
 End of year                               $25,690                  $90,292             $580
                                         =========                =========            =====

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     PUTNAM VT                                       PUTNAM VT             PUTNAM VT
                                        NEW                    PUTNAM VT           OTC & EMERGING          SMALL CAP
                                 OPPORTUNITIES FUND          NEW VALUE FUND         GROWTH FUND            VALUE FUND
                                    SUB-ACCOUNT               SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                                  $9,337                   $4,392                  $ --                $1,013
 Net realized gain (loss)
  on security transactions               (36,075)                  28,465               (14,127)                   75
 Net realized gain on
  distributions                               --                   23,300                    --                31,011
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                   488,108                   (1,091)               25,766                 6,367
                                    ------------               ----------            ----------            ----------
 Net increase (decrease)
  in net assets resulting
  from operations                        461,370                   55,066                11,639                38,466
                                    ------------               ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                               380,529                       --                    --                15,166
 Net transfers                          (137,972)                 (79,197)                   --               285,273
 Surrenders for benefit
  payments and fees                     (256,284)                      --                    --                    --
 Net loan activity                            --                     (941)                   --                    --
 Cost of insurance                      (216,547)                 (11,744)               (5,923)               (5,558)
                                    ------------               ----------            ----------            ----------
 Net increase (decrease)
  in net assets resulting
  from unit transactions                (230,274)                 (91,882)               (5,923)              294,881
                                    ------------               ----------            ----------            ----------
 Net increase (decrease)
  in net assets                          231,096                  (36,816)                5,716               333,347
NET ASSETS:
 Beginning of year                     5,244,615                  415,881                94,403                 9,331
                                    ------------               ----------            ----------            ----------
 End of year                          $5,475,711                 $379,065              $100,119              $342,678
                                    ============               ==========            ==========            ==========

                                   PUTNAM VT              PUTNAM VT
                               THE GEORGE PUTNAM     UTILITIES GROWTH AND       PUTNAM VT
                                FUND OF BOSTON           INCOME FUND            VISTA FUND
                                  SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $2,591                 $15,349                  $ --
 Net realized gain (loss)
  on security transactions               542                     591               (37,855)
 Net realized gain on
  distributions                        3,349                      --                    --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                 3,881                 107,553                46,114
                                   ---------              ----------            ----------
 Net increase (decrease)
  in net assets resulting
  from operations                     10,363                 123,493                 8,259
                                   ---------              ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                --                      --                    --
 Net transfers                       (10,670)                (10,334)              (53,720)
 Surrenders for benefit
  payments and fees                       --                  (1,779)                   --
 Net loan activity                        --                      --                    --
 Cost of insurance                    (4,047)                (23,463)              (11,431)
                                   ---------              ----------            ----------
 Net increase (decrease)
  in net assets resulting
  from unit transactions             (14,717)                (35,576)              (65,151)
                                   ---------              ----------            ----------
 Net increase (decrease)
  in net assets                       (4,354)                 87,917               (56,892)
NET ASSETS:
 Beginning of year                    96,588                 468,999               164,878
                                   ---------              ----------            ----------
 End of year                         $92,234                $556,916              $107,986
                                   =========              ==========            ==========

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                               PUTNAM VT              PUTNAM VT
                                       PUTNAM VT                CAPITAL                 EQUITY             VAN KAMPEN LIT
                                     VOYAGER FUND          OPPORTUNITIES FUND        INCOME FUND              COMSTOCK
                                      SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT (H)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $34,236                   $110                 $3,565                    $183
 Net realized gain (loss) on
  security transactions                   (585,894)                  (710)                   730                     732
 Net realized gain on
  distributions                                 --                  8,041                  9,644                     853
 Net unrealized appreciation
  (depreciation) of
  investments during the year            1,025,117                 13,495                 46,551                 134,766
                                     -------------             ----------             ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               473,459                 20,936                 60,490                 136,534
                                     -------------             ----------             ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                 544,782                  4,147                 25,585                   4,296
 Net transfers                            (933,842)                82,020                 83,909               1,216,081
 Surrenders for benefit
  payments and fees                       (568,668)               (18,511)               (32,426)                  4,140
 Net loan activity                          (4,032)                    --                     --                      --
 Cost of insurance                        (348,417)                (5,290)               (11,040)                (26,142)
                                     -------------             ----------             ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (1,310,177)                62,366                 66,028               1,198,375
                                     -------------             ----------             ----------            ------------
 Net increase (decrease) in
  net assets                              (836,718)                83,302                126,518               1,334,909
NET ASSETS:
 Beginning of year                       9,684,099                112,865                284,962                      --
                                     -------------             ----------             ----------            ------------
 End of year                            $8,847,381               $196,167               $411,480              $1,334,909
                                     =============             ==========             ==========            ============

(h) Funded as of January 4, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    Separate Account VL II (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): the AllianceBernstein VPS International Value Portfolio, AllianceBernstein VPS Small/Mid-Cap Value Portfolio, Alliance Bernstein VPS International Growth Portfolio, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Small Cap Equity Fund, AIM V.I. Capital Development Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Fidelity VIP Asset Manager Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP Mid Cap Portfolio, Franklin Income Securities Fund, Franklin Small Cap Value Securities Fund, Mutual Shares Securities Fund, Templeton Growth Securities Fund, Mutual Discovery Securities Fund, Templeton Global Income Securities Fund, Hartford Advisers HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Technology HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Index HLS Fund, Hartford International Small Company HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Value Opportunities HLS Fund, Lord Abbett America's Value Portfolio, Lord Abbett Growth and Income Portfolio, MFS New Discovery Series, MFS Total Return Series, U.S. Mid Cap Value, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Main Street Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Growth and Income Fund, Putnam VT International Equity Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, Putnam VT Voyager Fund, Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund and Van Kampen LIT Comstock

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the last in first out method. Dividend and net realized gain on distributions income are accrued as of the ex-dividend date. Net realized gain on distributions income represents dividends from the Funds which are characterized as capital gains under tax regulations.

       b) SECURITY VALUATION -- The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2007.

       c) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       d) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

       e) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

       f) MORTALITY RISK -- Net assets allocated to contracts in the annuity period are computed according to the 1983a Individual Annuitant Mortality Table and the Annuity 2000 Table. The Mortality Risk is fully borne by the Company and may result in additional amounts being transferred into the variable life account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. All sub-accounts are currently in the accumulation period.

       g) FAIR VALUE MEASUREMENTS -- In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"). This statement defines fair value, establishes a framework for measuring fair value under accounting principles generally accepted in the United States, and enhances disclosures about fair value measurements. The definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007, with earlier application encouraged only in the initial quarter of an entity's fiscal year. The Account will adopt SFAS 157 on January 1, 2008. Adoption of this statement is not expected to have a material impact on the Account's financial statements.

       h) ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109 -- In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes" ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expect to take on a tax return. Upon adoption, as of the first quarter of 2007, FIN 48 did not have an effect on the Account's financial condition.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    DEDUCTIONS AND CHARGES FROM THE ACCOUNT VALUE -- On the policy date and on each subsequent monthly activity date, the Company will deduct from the Account an amount to cover mortality and expense risk charges, cost of insurance, administrative charges and any other benefits provided by the rider. These charges, which may vary from month to month in accordance which the terms of the contracts, are deducted through termination of units of interest from applicable contract owners' accounts.

4.     PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

                                                    PURCHASES        PROCEEDS
SUB-ACCOUNT                                          AT COST        FROM SALES
--------------------------------------------------------------------------------
AllianceBernstein VPS International Value
 Portfolio                                              $931,688         $51,426
AllianceBernstein VPS Small/Mid-Cap Value
 Portfolio                                               480,086         236,623
AllianceBernstein VPS International Growth
 Portfolio                                                22,143              79
AIM V.I. Capital Appreciation Fund                        39,750          32,962
AIM V.I. Core Equity Fund                                  3,669           1,082
AIM V.I. Mid Cap Core Equity Fund                         68,748          34,578
AIM V.I. Small Cap Equity Fund                            74,669           4,608
AIM V.I. Capital Development Fund                         92,135           2,716
American Funds Asset Allocation Fund                   1,336,602         529,033
American Funds Blue Chip Income and Growth Fund          539,714         604,969
American Funds Bond Fund                               2,246,716         642,435
American Funds Global Growth Fund                        686,831         226,434

-------------------------------------------------------------------------------

                                                    PURCHASES        PROCEEDS
SUB-ACCOUNT                                          AT COST        FROM SALES
--------------------------------------------------------------------------------
American Funds Growth Fund                            $3,300,469      $1,100,329
American Funds Growth-Income Fund                      1,699,740         901,839
American Funds International Fund                      2,154,077         443,837
American Funds New World Fund                            634,472         537,634
American Funds Global Small Capitalization Fund          858,389         630,083
Fidelity VIP Asset Manager Portfolio                      86,733         160,763
Fidelity VIP Equity-Income Portfolio                   1,830,872       1,633,423
Fidelity VIP Contrafund Portfolio                        799,978         264,959
Fidelity VIP Overseas Portfolio                          129,892          61,087
Fidelity VIP Mid Cap Portfolio                           943,677          70,510
Franklin Income Securities Fund                        1,408,162          23,281
Franklin Small Cap Value Securities Fund                 264,589         856,232
Mutual Shares Securities Fund                          1,495,377         213,279
Templeton Growth Securities Fund                          57,706           1,336
Mutual Discovery Securities Fund                         331,522          13,332
Templeton Global Income Securities Fund                   67,902             289
Hartford Advisers HLS Fund                             2,110,486       1,921,960
Hartford Total Return Bond HLS Fund                    2,689,454       3,699,539
Hartford Capital Appreciation HLS Fund                 7,523,907       3,917,840
Hartford Dividend and Growth HLS Fund                  2,213,500       2,363,426
Hartford Global Advisers HLS Fund                          1,080          21,690
Hartford Global Growth HLS Fund                              656             288
Hartford Global Technology HLS Fund                           --           1,092
Hartford Disciplined Equity HLS Fund                      64,962          40,104
Hartford Growth Opportunities HLS Fund                   728,883         152,109
Hartford Index HLS Fund                                2,352,557       1,470,290
Hartford International Small Company HLS Fund            172,894          45,370
Hartford International Opportunities HLS Fund          2,208,449       1,946,014
Hartford MidCap HLS Fund                               1,336,668       1,864,338
Hartford MidCap Value HLS Fund                           491,338         141,366
Hartford Money Market HLS Fund                         7,915,205       6,096,969
Hartford Mortgage Securities HLS Fund                    196,993         189,381
Hartford Small Company HLS Fund                        1,354,451         463,437
Hartford Stock HLS Fund                                3,512,982       2,591,761
Hartford Value Opportunities HLS Fund                    589,436         707,745
Lord Abbett America's Value Portfolio                      7,843           1,874
Lord Abbett Growth and Income Portfolio                   23,332           2,803
MFS New Discovery Series                                  24,893          67,747
MFS Total Return Series                                  614,077         211,178
U.S. Mid Cap Value                                       294,419         112,236
Oppenheimer Capital Appreciation Fund/VA                  17,229          35,760
Oppenheimer Global Securities Fund/VA                    335,135          63,291
Oppenheimer Main Street Fund/VA                           10,526              88
Putnam VT Diversified Income Fund                          5,403           4,425
Putnam VT Global Asset Allocation Fund                     6,660          69,102
Putnam VT Global Equity Fund                             462,956         936,283
Putnam VT Growth and Income Fund                       2,162,398       2,234,496
Putnam VT Health Sciences Fund                             1,586           6,766

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                    PURCHASES        PROCEEDS
SUB-ACCOUNT                                          AT COST        FROM SALES
--------------------------------------------------------------------------------
Putnam VT High Yield Fund                               $495,525        $413,752
Putnam VT Income Fund                                    635,877         605,240
Putnam VT International Growth and Income Fund            21,148           3,691
Putnam VT International Equity Fund                      656,919         958,031
Putnam VT International New Opportunities Fund               296           1,510
Putnam VT Investors Fund                                     516          10,229
Putnam VT Money Market Fund                                   30              66
Putnam VT New Opportunities Fund                         356,505       1,243,337
Putnam VT New Value Fund                                  40,319          70,596
Putnam VT OTC & Emerging Growth Fund                          --           8,287
Putnam VT Small Cap Value Fund                           197,295          20,499
Putnam VT The George Putnam Fund of Boston                11,498          23,871
Putnam VT Utilities Growth and Income Fund                11,378          21,889
Putnam VT Vista Fund                                           2           3,928
Putnam VT Voyager Fund                                   293,901       2,090,088
Putnam VT Capital Opportunities Fund                     207,857         128,368
Putnam VT Equity Income Fund                             165,042          31,268
Van Kampen LIT Comstock                                  319,432         316,618
                                                  --------------  --------------
                                                     $65,430,206     $46,611,194
                                                  ==============  ==============

5.     CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2007 were as follows:

                                      UNITS       UNITS         NET INCREASE
SUB-ACCOUNT                           ISSUED     REDEEMED        (DECREASE)
--------------------------------------------------------------------------------
AllianceBernstein VPS                   70,792       4,219           66,573
 International Value Portfolio
AllianceBernstein VPS                   35,567      18,392           17,175
 Small/Mid-Cap Value Portfolio
AllianceBernstein VPS                    1,665           7            1,658
 International Growth Portfolio
AIM V.I. Capital Appreciation Fund       3,271       2,752              519
AIM V.I. Core Equity Fund                  218          70              148
AIM V.I. Mid Cap Core Equity Fund        3,676       2,156            1,520
AIM V.I. Small Cap Equity Fund           5,356         345            5,011
AIM V.I. Capital Development Fund        5,949         239            5,710
American Funds Asset Allocation         61,950      37,810           24,140
 Fund
American Funds Blue Chip Income         28,101      37,408           (9,307)
 and Growth Fund
American Funds Bond Fund               175,701      54,444          121,257
American Funds Global Growth Fund      346,836     173,178          173,658
American Funds Growth Fund           2,151,014   1,096,748        1,054,266
American Funds Growth-Income Fund    1,008,065     789,252          218,813
American Funds International Fund       84,064      25,631           58,433
American Funds New World Fund           19,107      20,169           (1,062)
American Funds Global Small            202,355     286,614          (84,259)
 Capitalization Fund
Fidelity VIP Asset Manager                  --      67,673          (67,673)
 Portfolio
Fidelity VIP Equity-Income             271,457     562,408         (290,951)
 Portfolio
Fidelity VIP Contrafund Portfolio       44,273      20,483           23,790
Fidelity VIP Overseas Portfolio             --      21,582          (21,582)
Fidelity VIP Mid Cap Portfolio          70,835       5,647           65,188

-------------------------------------------------------------------------------

                                         UNITS      UNITS       NET INCREASE
SUB-ACCOUNT                             ISSUED    REDEEMED       (DECREASE)
--------------------------------------------------------------------------------
Franklin Income Securities Fund          116,428      2,590         113,838
Franklin Small Cap Value Securities       10,054     43,882         (33,828)
 Fund
Mutual Shares Securities Fund             80,683     12,893          67,790
Templeton Growth Securities Fund           4,496        115           4,381
Mutual Discovery Securities Fund          26,552      1,147          25,405
Templeton Global Income Securities         6,279         27           6,252
 Fund
Hartford Advisers HLS Fund               234,366    661,258        (426,892)
Hartford Total Return Bond HLS Fund      987,244  1,712,347        (725,103)
Hartford Capital Appreciation HLS        296,152    679,351        (383,199)
 Fund
Hartford Dividend and Growth HLS Fund    330,772    687,364        (356,592)
Hartford Global Advisers HLS Fund             --     14,173         (14,173)
Hartford Global Growth HLS Fund                1        203            (202)
Hartford Global Technology HLS Fund           --      1,098          (1,098)
Hartford Disciplined Equity HLS Fund      32,949     25,521           7,428
Hartford Growth Opportunities HLS         27,050      6,776          20,274
 Fund
Hartford Index HLS Fund                  405,184    462,795         (57,611)
Hartford International Small Company       3,625      1,918           1,707
 HLS Fund
Hartford International Opportunities     161,749    638,564        (476,815)
 HLS Fund
Hartford MidCap HLS Fund                 177,521    521,771        (344,250)
Hartford MidCap Value HLS Fund            14,468      7,285           7,183
Hartford Money Market HLS Fund         5,336,855  4,504,472         832,383
Hartford Mortgage Securities HLS Fund     63,748     93,066         (29,318)
Hartford Small Company HLS Fund          264,932    228,993          35,939
Hartford Stock HLS Fund                  295,883    740,159        (444,276)
Hartford Value Opportunities HLS Fund     23,256     36,962         (13,706)
Lord Abbett America's Value Portfolio        399        159             240
Lord Abbett Growth and Income              1,299        242           1,057
 Portfolio
MFS New Discovery Series                     971      3,997          (3,026)
MFS Total Return Series                   38,517     15,841          22,676
U.S. Mid Cap Value                        26,999     10,071          16,928
Oppenheimer Capital Appreciation           1,464      2,976          (1,512)
 Fund/VA
Oppenheimer Global Securities Fund/VA     23,906      4,849          19,057
Oppenheimer Main Street Fund/VA              850          9             841
Putnam VT Diversified Income Fund             --        209            (209)
Putnam VT Global Asset Allocation             --      2,328          (2,328)
 Fund
Putnam VT Global Equity Fund              13,478     33,006         (19,528)
Putnam VT Growth and Income Fund          15,805     66,185         (50,380)
Putnam VT Health Sciences Fund                --        454            (454)
Putnam VT High Yield Fund                 12,305     18,089          (5,784)
Putnam VT Income Fund                     24,943     29,132          (4,189)
Putnam VT International Growth and            --        167            (167)
 Income Fund
Putnam VT International Equity Fund        9,192     46,986         (37,794)
Putnam VT International New                   --         80             (80)
 Opportunities Fund
Putnam VT Investors Fund                      --        865            (865)
Putnam VT Money Market Fund                   --         38             (38)
Putnam VT New Opportunities Fund          18,930     53,548         (34,618)
Putnam VT New Value Fund                      --      3,182          (3,182)
Putnam VT OTC & Emerging Growth Fund           1        929            (928)

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                      UNITS       UNITS         NET INCREASE
SUB-ACCOUNT                           ISSUED     REDEEMED        (DECREASE)
--------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund          14,655       2,179           12,476
Putnam VT The George Putnam Fund            --       1,443           (1,443)
 of Boston
Putnam VT Utilities Growth and              --         627             (627)
 Income Fund
Putnam VT Vista Fund                        --         275             (275)
Putnam VT Voyager Fund                  15,027      68,395          (53,368)
Putnam VT Capital Opportunities         10,860       6,894            3,966
 Fund
Putnam VT Equity Income Fund             7,775       1,930            5,845
Van Kampen LIT Comstock                 22,928      26,062           (3,134)

    The changes in units outstanding for the year ended December 31, 2006 were as follows:

                                       UNITS       UNITS        NET INCREASE
SUB-ACCOUNT                            ISSUED     REDEEMED       (DECREASE)
--------------------------------------------------------------------------------
AllianceBernstein VPS International      11,824         111          11,713
 Value Portfolio
AllianceBernstein VPS Small/Mid-Cap      13,603         293          13,310
 Value Portfolio
AIM V.I. Capital Appreciation Fund       11,862         374          11,488
AIM V.I. Core Equity Fund                    62          69              (7)
AIM V.I. Mid Cap Core Equity Fund         8,366       4,638           3,728
AIM V.I. Small Cap Equity Fund            1,878         456           1,422
AIM V.I. Capital Development Fund         4,565       1,293           3,272
American Funds Asset Allocation          67,653      25,476          42,177
 Fund
American Funds Blue Chip Income and      18,088      27,786          (9,698)
 Growth Fund
American Funds Bond Fund                 26,549       8,700          17,849
American Funds Global Growth Fund       744,363     671,069          73,294
American Funds Growth Fund            1,959,279   1,831,944         127,335
American Funds Growth-Income Fund       713,084   1,265,852        (552,768)
American Funds International Fund        80,021      30,805          49,216
American Funds New World Fund            21,945       5,346          16,599
American Funds Global Small             316,496     237,890          78,606
 Capitalization Fund
Fidelity VIP Asset Manager                   --      71,863         (71,863)
 Portfolio
Fidelity VIP Equity-Income              328,730     791,646        (462,916)
 Portfolio
Fidelity VIP Contrafund Portfolio        37,249       4,142          33,107
Fidelity VIP Overseas Portfolio              --     100,310        (100,310)
Fidelity VIP Mid Cap Portfolio           16,083       2,451          13,632
Franklin Income Securities Fund          38,683         155          38,528
Franklin Small Cap Value Securities      24,140      45,879         (21,739)
 Fund
Mutual Shares Securities Fund            14,573      19,692          (5,119)
Templeton Growth Securities Fund          3,428          14           3,414
Mutual Discovery Securities Fund          5,896         496           5,400
Hartford Advisers HLS Fund              363,578     451,731         (88,153)
Hartford Total Return Bond HLS Fund   1,384,600   1,102,416         282,184
Hartford Capital Appreciation HLS       415,613     914,231        (498,618)
 Fund
Hartford Dividend and Growth HLS        460,115     577,683        (117,568)
 Fund
Hartford Global Advisers HLS Fund            --      54,106         (54,106)
Hartford Global Leaders HLS Fund             --         270            (270)
Hartford Global Technology HLS Fund          --      13,159         (13,159)
Hartford Disciplined Equity HLS          25,688      95,452         (69,764)
 Fund
Hartford Growth Opportunities HLS         4,870      17,014         (12,144)
 Fund
Hartford Index HLS Fund                 365,266     428,856         (63,590)
Hartford International Small              5,432       3,181           2,251
 Company HLS Fund

-------------------------------------------------------------------------------

                                       UNITS       UNITS        NET INCREASE
SUB-ACCOUNT                            ISSUED     REDEEMED       (DECREASE)
--------------------------------------------------------------------------------
Hartford International                  476,606     632,358        (155,752)
 Opportunities HLS Fund
Hartford MidCap HLS Fund                281,011     704,159        (423,148)
Hartford MidCap Value HLS Fund           16,976       6,240          10,736
Hartford Money Market HLS Fund        3,279,007   3,178,543         100,464
Hartford Mortgage Securities HLS        108,231      51,805          56,426
 Fund
Hartford Small Company HLS Fund         191,680     504,712        (313,032)
Hartford Stock HLS Fund                 393,159   1,004,352        (611,193)
Hartford Value Opportunities HLS          9,779      48,356         (38,577)
 Fund
Lord Abbett America's Value               4,050          47           4,003
 Portfolio
Lord Abbett Growth and Income             6,125          74           6,051
 Portfolio
MFS New Discovery Series                  5,015       5,004              11
MFS Total Return Series                  29,400      21,045           8,355
Oppenheimer Capital Appreciation         11,885         301          11,584
 Fund/VA
Oppenheimer Global Securities            20,554       1,309          19,245
 Fund/VA
Putnam VT Diversified Income Fund            --         339            (339)
Putnam VT Global Asset Allocation            --       2,341          (2,341)
 Fund
Putnam VT Global Equity Fund             13,815      46,574         (32,759)
Putnam VT Growth and Income Fund         25,700      57,237         (31,537)
Putnam VT Health Sciences Fund               --       3,693          (3,693)
Putnam VT High Yield Fund                12,841      22,489          (9,648)
Putnam VT Income Fund                    20,321      24,987          (4,666)
Putnam VT International Growth and           --       1,828          (1,828)
 Income Fund
Putnam VT International Equity Fund      11,694      43,639         (31,945)
Putnam VT International New                  --          81             (81)
 Opportunities Fund
Putnam VT Investors Fund                     --       1,917          (1,917)
Putnam VT Money Market Fund                  --          39             (39)
Putnam VT New Opportunities Fund         29,812      39,247          (9,435)
Putnam VT New Value Fund                     --       4,823          (4,823)
Putnam VT OTC & Emerging Growth              --         783            (783)
 Fund
Putnam VT Small Cap Value Fund           30,382       2,272          28,110
Putnam VT The George Putnam Fund of          --       1,016          (1,016)
 Boston
Putnam VT Utilities Growth and               --       1,267          (1,267)
 Income Fund
Putnam VT Vista Fund                         --       4,867          (4,867)
Putnam VT Voyager Fund                   20,921      63,909         (42,988)
Putnam VT Capital Opportunities           6,731       3,064           3,667
 Fund
Putnam VT Equity Income Fund              8,096       3,527           4,569
Van Kampen LIT Comstock                 113,216       2,395         110,821

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS:

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each Sub-Account has outstanding units.

                                               UNIT             CONTRACT
SUB-ACCOUNT                       UNITS    FAIR VALUE #      OWNERS' EQUITY
-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL VALUE PORTFOLIO
 2007  Lowest contract charges     78,286   $13.001625          $1,017,841
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2006  Lowest contract charges     11,713    12.314196             144,235
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
ALLIANCEBERNSTEIN VPS
 SMALL/MID-CAP VALUE PORTFOLIO
 2007  Lowest contract charges     30,485    11.656335             355,341
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2006  Lowest contract charges     13,310    11.480951             152,806
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL GROWTH PORFOLIO
 2007  Lowest contract charges      1,658    11.735231              19,456
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
AIM V.I. CAPITAL APPRECIATION
 FUND
 2007  Lowest contract charges     12,007    12.614437             151,461
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2006  Lowest contract charges     11,488    11.261514             129,372
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
AIM V.I. CORE EQUITY FUND
 2007  Lowest contract charges        865    15.685297              13,565
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2006  Lowest contract charges        717    14.507758              10,397
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --

                                                INVESTMENT
                                  EXPENSE         INCOME             TOTAL
SUB-ACCOUNT                       RATIO*         RATIO**           RETURN***
------------------------------  ------------------------------------------------
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL VALUE PORTFOLIO
 2007  Lowest contract charges       --             0.92%              5.58%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2006  Lowest contract charges       --               --              13.22%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
ALLIANCEBERNSTEIN VPS
 SMALL/MID-CAP VALUE PORTFOLIO
 2007  Lowest contract charges       --             0.98%              1.53%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2006  Lowest contract charges       --             0.12%             14.20%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL GROWTH PORFOLIO
 2007  Lowest contract charges       --             1.55%              7.72%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
AIM V.I. CAPITAL APPRECIATION
 FUND
 2007  Lowest contract charges       --               --              12.01%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2006  Lowest contract charges       --             0.11%              6.30%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
AIM V.I. CORE EQUITY FUND
 2007  Lowest contract charges       --             1.32%              8.12%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2006  Lowest contract charges       --             1.62%              9.29%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --

-------------------------------------------------------------------------------

                                               UNIT             CONTRACT
SUB-ACCOUNT                       UNITS    FAIR VALUE #      OWNERS' EQUITY
-------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY
 FUND
 2007  Lowest contract charges     28,716   $17.005072            $488,313
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2006  Lowest contract charges     27,196    15.522798             422,157
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2005  Lowest contract charges     23,468    13.954120             327,474
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2004  Lowest contract charges     17,288    12.966631             224,165
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2003  Lowest contract charges      6,042    11.392463              68,832
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
AIM V.I. SMALL CAP EQUITY FUND
 2007  Lowest contract charges      6,433    12.889339              82,919
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2006  Lowest contract charges      1,422    12.253694              17,420
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
AIM V.I. CAPITAL DEVELOPMENT
 FUND
 2007  Lowest contract charges      8,982    13.312750             119,576
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2006  Lowest contract charges      3,272    12.010285              39,299
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
AMERICAN FUNDS ASSET
 ALLOCATION FUND
 2007  Lowest contract charges    509,362    15.977239           8,138,202
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2006  Lowest contract charges    485,222    14.994647           7,275,730
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2005  Lowest contract charges    443,045    13.077484           5,793,915
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2004  Lowest contract charges    380,831    11.982388           4,563,260
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2003  Lowest contract charges    128,566    11.059916           1,421,930
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --

                                                INVESTMENT
                                  EXPENSE         INCOME             TOTAL
SUB-ACCOUNT                       RATIO*         RATIO**           RETURN***
------------------------------  ------------------------------------------------
AIM V.I. MID CAP CORE EQUITY
 FUND
 2007  Lowest contract charges       --             0.23%              9.55%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2006  Lowest contract charges       --             0.96%             11.24%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2005  Lowest contract charges       --             0.56%              7.62%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2004  Lowest contract charges       --             0.19%             13.82%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2003  Lowest contract charges       --               --              13.93%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
AIM V.I. SMALL CAP EQUITY FUND
 2007  Lowest contract charges       --             0.12%              5.19%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2006  Lowest contract charges       --               --              17.44%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
AIM V.I. CAPITAL DEVELOPMENT
 FUND
 2007  Lowest contract charges       --               --              10.85%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2006  Lowest contract charges       --               --              16.52%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
AMERICAN FUNDS ASSET
 ALLOCATION FUND
 2007  Lowest contract charges       --             2.19%              6.55%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2006  Lowest contract charges       --             2.33%             14.66%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2005  Lowest contract charges       --             2.32%              9.14%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2004  Lowest contract charges       --             2.34%              8.34%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2003  Lowest contract charges       --             5.09%             10.60%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                               UNIT             CONTRACT
SUB-ACCOUNT                       UNITS    FAIR VALUE #      OWNERS' EQUITY
-------------------------------------------------------------------------------
AMERICAN FUNDS BLUE CHIP
 INCOME AND GROWTH FUND
 2007  Lowest contract charges    106,342   $16.351739          $1,738,878
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2006  Lowest contract charges    115,649    16.027025           1,853,508
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2005  Lowest contract charges    125,347    13.649702           1,710,950
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2004  Lowest contract charges    120,290    12.728640           1,531,124
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2003  Lowest contract charges     83,412    11.598516             967,456
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
AMERICAN FUNDS BOND FUND
 2007  Lowest contract charges    212,153    12.252603           2,599,432
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2006  Lowest contract charges     90,896    11.857928           1,077,836
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2005  Lowest contract charges     73,047    11.083750             809,630
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2004  Lowest contract charges     87,260    10.910455             952,043
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2003  Lowest contract charges     24,218    10.320517             249,943
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --

                                                INVESTMENT
                                  EXPENSE         INCOME             TOTAL
SUB-ACCOUNT                       RATIO*         RATIO**           RETURN***
------------------------------  ------------------------------------------------
AMERICAN FUNDS BLUE CHIP
 INCOME AND GROWTH FUND
 2007  Lowest contract charges       --             2.38%              2.03%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2006  Lowest contract charges       --             1.27%             17.42%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2005  Lowest contract charges       --             1.00%              7.24%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2004  Lowest contract charges       --             0.66%              9.74%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2003  Lowest contract charges       --               --              15.99%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
AMERICAN FUNDS BOND FUND
 2007  Lowest contract charges       --             8.89%              3.33%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2006  Lowest contract charges       --             3.91%              6.99%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2005  Lowest contract charges       --             2.91%              1.59%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2004  Lowest contract charges       --             2.67%              5.72%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2003  Lowest contract charges       --               --               3.21%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --

-------------------------------------------------------------------------------

                                               UNIT             CONTRACT
SUB-ACCOUNT                       UNITS    FAIR VALUE #      OWNERS' EQUITY
-------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH
 FUND
 2007  Lowest contract charges  1,685,640    $1.717724          $2,895,463
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2006  Lowest contract charges  1,511,982     1.495637           2,261,376
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2005  Lowest contract charges  1,438,688     1.241944           1,786,770
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2004  Lowest contract charges  1,245,715     1.088710           1,356,223
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2003  Lowest contract charges  1,013,235     0.959325             972,022
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
AMERICAN FUNDS GROWTH FUND
 2007  Lowest contract charges  9,578,900     1.325073          12,692,741
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2006  Lowest contract charges  8,524,634     1.179431          10,054,217
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2005  Lowest contract charges  8,397,299     1.070088           8,985,849
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2004  Lowest contract charges  7,929,384     0.920977           7,302,780
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --
 2003  Lowest contract charges  5,193,453     0.818667           4,251,708
    Highest contract charges           --           --                  --
    Remaining contract charges         --           --                  --

                                                INVESTMENT
                                  EXPENSE         INCOME             TOTAL
SUB-ACCOUNT                       RATIO*         RATIO**           RETURN***
------------------------------  ------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH
 FUND
 2007  Lowest contract charges       --             2.79%             14.85%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2006  Lowest contract charges       --             0.88%             20.43%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2005  Lowest contract charges       --             0.67%             14.08%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2004  Lowest contract charges       --             0.43%             13.49%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2003  Lowest contract charges       --             0.34%             35.27%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
AMERICAN FUNDS GROWTH FUND
 2007  Lowest contract charges       --             0.81%             12.35%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2006  Lowest contract charges       --             0.81%             10.22%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2005  Lowest contract charges       --             0.72%             16.19%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2004  Lowest contract charges       --             0.20%             12.50%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --
 2003  Lowest contract charges       --             0.15%             36.80%
    Highest contract charges         --               --                 --
    Remaining contract charges       --               --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                        UNIT             CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #      OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME FUND
 2007  Lowest contract charges           6,533,229     $1.533170         $10,016,550
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges           6,314,416      1.459565           9,216,300
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges           6,867,184      1.266953           8,700,400
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges           6,729,608      1.197136           8,056,257
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2003  Lowest contract charges           5,131,144      1.084618           5,565,332
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
AMERICAN FUNDS INTERNATIONAL FUND
 2007  Lowest contract charges             242,226     25.993056           6,296,198
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges             183,793     21.656876           3,980,371
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges             134,577     18.202405           2,449,627
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges             113,475     14.981085           1,699,976
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2003  Lowest contract charges              60,340     12.555634             757,607
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
AMERICAN FUNDS NEW WORLD FUND
 2007  Lowest contract charges              51,968     31.240624           1,623,515
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges              53,030     23.629455           1,253,069
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges              36,431     17.820884             649,232
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges              24,947     14.760130             368,214
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2003  Lowest contract charges              10,142     12.424553             126,011
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME              TOTAL
SUB-ACCOUNT                                RATIO*           RATIO**           RETURN***
--------------------------------------  ---------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME FUND
 2007  Lowest contract charges                --               1.55%              5.04%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2006  Lowest contract charges                --               1.54%             15.20%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2005  Lowest contract charges                --               1.37%              5.83%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2004  Lowest contract charges                --               0.97%             10.37%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2003  Lowest contract charges                --               1.32%             32.43%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
AMERICAN FUNDS INTERNATIONAL FUND
 2007  Lowest contract charges                --               1.66%             20.02%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2006  Lowest contract charges                --               1.71%             18.98%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2005  Lowest contract charges                --               1.59%             21.50%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2004  Lowest contract charges                --               1.53%             19.32%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2003  Lowest contract charges                --               2.46%             25.56%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
AMERICAN FUNDS NEW WORLD FUND
 2007  Lowest contract charges                --               3.11%             32.21%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2006  Lowest contract charges                --               1.49%             32.59%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2005  Lowest contract charges                --               1.23%             20.74%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2004  Lowest contract charges                --               2.12%             18.80%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2003  Lowest contract charges                --                 --              24.25%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --

-------------------------------------------------------------------------------

                                                        UNIT             CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #      OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2007  Lowest contract charges           1,646,007     $2.468617          $4,063,361
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges           1,730,266      2.032992           3,517,616
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges           1,651,660      1.638805           2,706,749
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges           1,716,239      1.307366           2,243,752
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2003  Lowest contract charges             641,680      1.081533             693,998
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
FIDELITY VIP ASSET MANAGER PORTFOLIO
 2007  Lowest contract charges             362,375      2.625733             951,499
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges             430,048      2.273295             977,626
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges             501,911      2.118302           1,063,199
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges             538,959      2.035964           1,097,301
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2003  Lowest contract charges             783,839      1.930394           1,513,118
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 2007  Lowest contract charges                 783     12.616655               9,883
    Highest contract charges             3,509,266      3.348026          11,749,113
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges                   7     12.458100                  85
    Highest contract charges             3,800,993      3.297550          12,533,966
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges                   1     10.387944                  15
    Highest contract charges             4,263,915      2.743539          11,698,218
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges           4,235,146      2.591536          10,975,535
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2003  Lowest contract charges           4,407,321      2.323637          10,241,014
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME              TOTAL
SUB-ACCOUNT                                RATIO*           RATIO**           RETURN***
--------------------------------------  ---------------------------------------------------
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2007  Lowest contract charges                --               2.91%             21.43%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2006  Lowest contract charges                --               0.45%             24.05%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2005  Lowest contract charges                --               0.94%             25.35%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2004  Lowest contract charges                --                 --              20.88%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2003  Lowest contract charges                --               0.36%             52.51%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
FIDELITY VIP ASSET MANAGER PORTFOLIO
 2007  Lowest contract charges                --               6.32%             15.50%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2006  Lowest contract charges                --               2.84%              7.32%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2005  Lowest contract charges                --               2.70%              4.04%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2004  Lowest contract charges                --               3.10%              5.47%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2003  Lowest contract charges                --               3.62%             17.97%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 2007  Lowest contract charges                --               1.62%              1.27%
    Highest contract charges                  --               1.76%              1.53%
    Remaining contract charges                --                 --                 --
 2006  Lowest contract charges                --               2.87%             19.93%
    Highest contract charges                  --               3.40%             20.19%
    Remaining contract charges                --                 --                 --
 2005  Lowest contract charges                --                 --               3.24%
    Highest contract charges                  --               1.56%              5.87%
    Remaining contract charges                --                 --                 --
 2004  Lowest contract charges                --               1.53%             11.53%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2003  Lowest contract charges                --               1.81%             30.33%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                        UNIT             CONTRACT
SUB-ACCOUNT                               UNITS     FAIR VALUE #      OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO
 2007  Lowest contract charges              59,781    $13.972661            $835,301
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges              35,991     11.911647             428,713
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges               2,884     10.689654              30,829
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
FIDELITY VIP OVERSEAS PORTFOLIO
 2007  Lowest contract charges             465,957      2.978729           1,387,960
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges             487,539      2.539150           1,237,935
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges             587,849      2.150376           1,264,098
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2004  Lowest contract charges             678,510      1.806348           1,225,626
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2003  Lowest contract charges           1,101,115      1.589607           1,750,341
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
FIDELITY VIP MID CAP PORTFOLIO
 2007  Lowest contract charges              79,727     13.783318           1,098,904
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges              14,539     11.950350             173,749
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2005  Lowest contract charges                 907     10.631702               9,643
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
FRANKLIN INCOME SECURITIES FUND
 2007  Lowest contract charges             152,366     11.872911           1,809,033
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --
 2006  Lowest contract charges              38,528     11.443038             440,879
    Highest contract charges                    --            --                  --
    Remaining contract charges                  --            --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME              TOTAL
SUB-ACCOUNT                                RATIO*           RATIO**           RETURN***
--------------------------------------  ---------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO
 2007  Lowest contract charges                --               1.04%             17.30%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2006  Lowest contract charges                --               1.29%             11.43%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2005  Lowest contract charges                --                 --               3.58%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
FIDELITY VIP OVERSEAS PORTFOLIO
 2007  Lowest contract charges                --               3.31%             17.31%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2006  Lowest contract charges                --               0.91%             18.08%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2005  Lowest contract charges                --               0.67%             19.05%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2004  Lowest contract charges                --               1.30%             13.64%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2003  Lowest contract charges                --               0.93%             43.37%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
FIDELITY VIP MID CAP PORTFOLIO
 2007  Lowest contract charges                --               0.42%             15.34%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2006  Lowest contract charges                --               0.04%             12.40%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2005  Lowest contract charges                --                 --               3.65%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
FRANKLIN INCOME SECURITIES FUND
 2007  Lowest contract charges                --               2.65%              3.76%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --
 2006  Lowest contract charges                --                 --              12.16%
    Highest contract charges                  --                 --                 --
    Remaining contract charges                --                 --                 --

-------------------------------------------------------------------------------

                                                              UNIT              CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #       OWNERS' EQUITY
------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP VALUE SECURITIES
 FUND
 2007  Lowest contract charges                   72,575      $18.707094          $1,357,661
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                  106,403       19.163059           2,039,003
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                  128,142       16.381351           2,099,137
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                  110,750       15.061082           1,668,008
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                   39,491       12.170997             480,643
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
MUTUAL SHARES SECURITIES FUND
 2007  Lowest contract charges                  130,106       17.350672           2,257,421
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                   62,316       16.767268           1,044,877
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                   67,435       14.163953             955,149
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                   55,330       12.811952             708,882
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                   19,887       11.375095             226,211
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
TEMPLETON GROWTH SECURITIES FUND
 2007  Lowest contract charges                    7,795       11.955902              93,192
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                    3,414       11.681704              39,880
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
MUTUAL DISCOVERY SECURITIES FUND
 2007  Lowest contract charges                   30,805       12.787292             393,913
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                    5,400       11.432675              61,733
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  --------------------------------------------------
FRANKLIN SMALL CAP VALUE SECURITIES
 FUND
 2007  Lowest contract charges                --              0.59%             (2.38)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              0.66%             16.98%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.73%              8.77%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.17%             23.75%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --                --              21.71%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
MUTUAL SHARES SECURITIES FUND
 2007  Lowest contract charges                --              1.46%              3.48%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              1.36%             18.38%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.86%             10.55%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.89%             12.63%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --                --              13.75%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
TEMPLETON GROWTH SECURITIES FUND
 2007  Lowest contract charges                --              0.98%              2.35%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --                --              11.62%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
MUTUAL DISCOVERY SECURITIES FUND
 2007  Lowest contract charges                --              0.94%             11.85%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --                --              11.43%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT              CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #       OWNERS' EQUITY
------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL INCOME SECURITIES
 FUND
 2007  Lowest contract charges                    6,252      $11.007928             $68,823
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
HARTFORD ADVISERS HLS FUND
 2007  Lowest contract charges                3,639,376        3.408043          12,403,150
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                4,066,268        3.195934          12,995,524
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                4,154,421        2.886947          11,993,592
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                4,712,882        2.692139          12,687,733
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                5,015,216        2.594991          13,014,442
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
HARTFORD TOTAL RETURN BOND HLS FUND
 2007  Lowest contract charges                5,768,432        2.472569          14,262,846
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                6,493,535        2.362266          15,339,457
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                6,211,351        2.254006          14,000,423
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                5,707,178        2.200121          12,556,482
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                5,432,114        2.102885          11,423,113
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  --------------------------------------------------
TEMPLETON GLOBAL INCOME SECURITIES
 FUND
 2007  Lowest contract charges                --                --               6.14%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD ADVISERS HLS FUND
 2007  Lowest contract charges                --              2.11%              6.64%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              2.42%             10.70%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              3.22%              7.24%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              2.02%              3.74%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --              2.52%             18.49%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD TOTAL RETURN BOND HLS FUND
 2007  Lowest contract charges                --              4.91%              4.67%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              5.27%              4.80%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              7.58%              2.45%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              4.67%              4.62%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --              3.71%              7.85%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

-------------------------------------------------------------------------------

                                                              UNIT              CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #       OWNERS' EQUITY
------------------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
 2007  Lowest contract charges                5,136,509       $7.674740         $39,421,368
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                5,519,708        6.569283          36,260,522
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                6,018,326        5.633312          33,903,108
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                6,506,495        4.875404          31,721,794
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                6,654,874        4.084473          27,181,653
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2007  Lowest contract charges                3,333,110        4.404234          14,679,796
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                3,689,702        4.068371          15,011,075
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                3,807,270        3.380148          12,869,136
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                4,008,896        3.190025          12,788,479
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                4,111,454        2.837561          11,666,502
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
HARTFORD GLOBAL ADVISERS HLS FUND
 2007  Lowest contract charges                    7,548        1.788088              13,497
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                   21,721        1.533670              33,313
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                   75,827        1.409162             106,852
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                   77,474        1.363233             105,616
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                   79,527        1.209099              96,156
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  --------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
 2007  Lowest contract charges                --              0.12%             16.83%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              1.35%             16.62%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.94%             15.55%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.35%             19.36%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --              0.60%             42.38%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2007  Lowest contract charges                --              1.64%              8.26%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              1.80%             20.36%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              1.88%              5.96%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              1.40%             12.42%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --              1.52%             26.80%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD GLOBAL ADVISERS HLS FUND
 2007  Lowest contract charges                --              0.70%             16.59%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              2.01%              8.84%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              3.72%              3.37%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.02%             12.75%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --              0.57%             22.26%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT              CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #       OWNERS' EQUITY
------------------------------------------------------------------------------------------------
HARTFORD GLOBAL GROWTH HLS FUND
 2007  Lowest contract charges                    3,891       $1.615778              $6,286
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                    4,093        1.292115               5,289
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                    4,363        1.131997               4,939
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                    4,761        1.103429               5,253
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                    5,363        0.925806               4,965
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
HARTFORD GLOBAL TECHNOLOGY HLS FUND
 2007  Lowest contract charges                    7,501        1.034928               7,763
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                    8,599        0.908928               7,816
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                   21,758        0.823643              17,921
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                   35,370        0.740995              26,208
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                   48,959        0.731126              35,795
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
HARTFORD DISCIPLINED EQUITY HLS FUND
 2007  Lowest contract charges                  566,574        1.662814             942,106
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                  559,146        1.534766             858,159
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                  628,910        1.364817             858,347
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                  683,320        1.280563             875,035
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                  619,018        1.181232             731,204
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  --------------------------------------------------
HARTFORD GLOBAL GROWTH HLS FUND
 2007  Lowest contract charges                --              0.05%             25.05%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              0.79%             14.15%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.79%              2.59%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.53%             19.19%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --              0.20%             35.57%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD GLOBAL TECHNOLOGY HLS FUND
 2007  Lowest contract charges                --                --              13.86%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --                --              10.36%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.28%             11.15%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --                --               1.35%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --                --              61.50%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD DISCIPLINED EQUITY HLS FUND
 2007  Lowest contract charges                --              1.05%              8.34%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              1.09%             12.45%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              1.15%              6.58%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              1.17%              8.41%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --              1.79%             28.82%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

-------------------------------------------------------------------------------

                                                              UNIT              CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #       OWNERS' EQUITY
------------------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2007  Lowest contract charges                   33,286      $23.902204            $795,608
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                   13,012       18.435854             239,890
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                   25,156       16.452771             413,893
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                   17,604       14.145761             249,026
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                   15,414       12.071320             186,062
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
HARTFORD INDEX HLS FUND
 2007  Lowest contract charges                3,758,990        3.960309          14,886,760
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                3,816,601        3.764477          14,367,509
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                3,880,191        3.260543          12,651,528
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                3,956,594        3.120058          12,344,804
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                5,948,094        2.826298          16,811,085
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2007  Lowest contract charges                   19,487       25.232430             491,713
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                   17,780       23.147960             411,572
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                   15,529       17.897193             277,919
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                   17,648       15.090922             266,330
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                    4,562       12.902318              58,864
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  --------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2007  Lowest contract charges                --              0.21%             29.65%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              0.66%             12.05%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.26%             16.31%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --                --              17.19%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --                --              20.71%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD INDEX HLS FUND
 2007  Lowest contract charges                --              1.70%              5.20%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              1.73%             15.46%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              1.94%              4.50%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              1.05%             10.39%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --              1.38%             28.13%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2007  Lowest contract charges                --              1.84%              9.01%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              2.08%             29.34%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              2.16%             18.60%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --                --              16.96%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --              2.78%             29.02%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT              CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #       OWNERS' EQUITY
------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2007  Lowest contract charges                2,550,726       $3.753520          $9,574,200
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                3,027,541        2.945663           8,918,116
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                3,183,293        2.366771           7,534,126
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                3,164,637        2.064885           6,534,612
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                2,412,198        1.748699           4,218,209
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
HARTFORD MIDCAP HLS FUND
 2007  Lowest contract charges                1,346,388        4.190281           5,641,744
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                1,690,638        3.634263           6,144,222
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                2,113,786        3.252335           6,874,741
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                2,279,851        2.784937           6,349,242
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                2,387,453        2.391809           5,710,332
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
HARTFORD MIDCAP VALUE HLS FUND
 2007  Lowest contract charges                   68,057       19.402626           1,320,491
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                   60,874       18.998199           1,156,492
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                   50,138       16.116626             808,063
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                   74,373       14.653166           1,089,805
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                   24,406       12.599619             307,501
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  --------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2007  Lowest contract charges                --              1.09%             27.43%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              2.69%             24.46%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --                --              14.62%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.82%             18.08%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --              0.90%             33.10%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD MIDCAP HLS FUND
 2007  Lowest contract charges                --              0.45%             15.30%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              0.95%             11.74%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.41%             16.78%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.27%             16.44%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --              0.27%             37.67%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD MIDCAP VALUE HLS FUND
 2007  Lowest contract charges                --              0.59%              2.13%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              0.97%             17.88%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.56%              9.99%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.10%             16.30%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --                --              26.00%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

-------------------------------------------------------------------------------

                                                              UNIT              CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #       OWNERS' EQUITY
------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
 2007  Lowest contract charges                5,107,122       $1.757923          $8,977,926
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                4,274,739        1.675089           7,160,567
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                4,174,275        1.599845           6,678,193
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                4,669,560        1.555598           7,263,958
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                5,650,958        1.541051           8,708,415
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
HARTFORD MORTGAGE SECURITIES HLS FUND
 2007  Lowest contract charges                  594,404        2.211555           1,314,556
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                  623,722        2.139020           1,334,154
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                  567,296        2.043515           1,159,277
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                  597,889        1.996349           1,193,595
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                  865,069        1.917343           1,658,635
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
HARTFORD SMALL COMPANY HLS FUND
 2007  Lowest contract charges                2,177,209        2.545893           5,542,940
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                2,141,270        2.228805           4,772,473
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                2,454,302        1.947811           4,780,515
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                2,721,816        1.609664           4,381,209
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                2,420,815        1.434873           3,473,562
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  --------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
 2007  Lowest contract charges                --              4.79%              4.95%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              4.60%              4.70%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              2.78%              2.84%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.94%              0.94%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --              0.73%              0.75%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD MORTGAGE SECURITIES HLS FUND
 2007  Lowest contract charges                --              5.41%              3.39%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --             10.87%              4.67%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              4.04%              2.36%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              4.52%              4.12%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --              3.07%              2.29%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD SMALL COMPANY HLS FUND
 2007  Lowest contract charges                --              0.23%             14.23%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              0.18%             14.43%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --                --              21.01%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --                --              12.18%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --                --              55.87%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              UNIT              CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #       OWNERS' EQUITY
------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
 2007  Lowest contract charges                4,256,705       $4.073434         $17,339,408
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                4,700,981        3.846378          18,081,752
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                5,312,174        3.354778          17,821,166
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                5,811,114        3.060365          17,784,129
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                5,705,665        2.937881          16,762,566
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2007  Lowest contract charges                   38,744       17.686037             685,234
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                   52,450       18.873752             989,932
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                   91,027       15.857149           1,443,424
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                   61,083       14.638700             894,169
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                    8,622       12.314438             106,173
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
LORD ABBETT AMERICA'S VALUE PORTFOLIO
 2007  Lowest contract charges                    4,243       11.828624              50,190
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                    4,003       11.466028              45,896
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 2007  Lowest contract charges                    7,108       12.579832              89,418
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                    6,051       12.161720              73,587
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  --------------------------------------------------
HARTFORD STOCK HLS FUND
 2007  Lowest contract charges                --              1.01%              5.90%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              1.28%             14.65%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              1.88%              9.62%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              1.12%              4.17%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --              1.21%             26.47%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2007  Lowest contract charges                --              1.01%             (6.29)%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              0.95%             19.02%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              1.45%              8.32%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              0.26%             18.87%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --                --              23.14%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
LORD ABBETT AMERICA'S VALUE PORTFOLIO
 2007  Lowest contract charges                --              3.18%              3.16%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              8.56%             14.55%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 2007  Lowest contract charges                --              1.39%              3.44%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              4.01%             17.27%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

-------------------------------------------------------------------------------

                                                              UNIT              CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #       OWNERS' EQUITY
------------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SERIES
 2007  Lowest contract charges                    4,753      $15.767530             $74,938
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                    7,779       15.380400             119,645
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                    7,768       13.585071             105,531
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                    7,974       12.907985             102,923
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                   11,851       12.118057             143,610
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
MFS TOTAL RETURN SERIES
 2007  Lowest contract charges                  130,597       14.382866           1,878,357
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                  107,921       13.801173           1,489,443
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2005  Lowest contract charges                   99,566       12.334140           1,228,056
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2004  Lowest contract charges                   17,153       11.995951             205,763
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2003  Lowest contract charges                    6,897       10.776006              74,319
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
U.S. MID CAP VALUE
 2007  Lowest contract charges                   16,928       10.757939             182,106
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
OPPENHEIMER CAPITAL APPRECIATION FUND/
 VA
 2007  Lowest contract charges                   10,072       12.768186             128,603
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --
 2006  Lowest contract charges                   11,584       11.214030             129,908
    Highest contract charges                         --              --                  --
    Remaining contract charges                       --              --                  --

                                                          INVESTMENT
                                           EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                                RATIO*          RATIO**           RETURN***
--------------------------------------  --------------------------------------------------
MFS NEW DISCOVERY SERIES
 2007  Lowest contract charges                --                --               2.52%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --                --              13.22%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --                --               5.25%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --                --               6.52%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --                --              21.18%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
MFS TOTAL RETURN SERIES
 2007  Lowest contract charges                --              2.45%              4.22%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --              2.39%             11.89%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2005  Lowest contract charges                --              0.92%              2.82%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2004  Lowest contract charges                --              1.29%             11.32%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2003  Lowest contract charges                --                --               7.76%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
U.S. MID CAP VALUE
 2007  Lowest contract charges                --                --               0.26%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
OPPENHEIMER CAPITAL APPRECIATION FUND/
 VA
 2007  Lowest contract charges                --              0.01%             13.86%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --
 2006  Lowest contract charges                --                --               7.68%
    Highest contract charges                  --                --                 --
    Remaining contract charges                --                --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                               UNIT            CONTRACT
SUB-ACCOUNT                       UNITS    FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES
 FUND/VA
 2007  Lowest contract charges     40,811   $13.334725           $544,202
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges     21,754    12.570301            273,452
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges      2,509    10.710592             26,869
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
OPPENHEIMER MAIN STREET
 FUND/VA
 2007  Lowest contract charges        841    12.387474             10,414
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
PUTNAM VT DIVERSIFIED INCOME
 FUND
 2007  Lowest contract charges      4,975    21.692473            107,920
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges      5,184    20.819828            107,923
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges      5,523    19.530112            107,873
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges      6,511    18.910417            123,127
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges     18,290    17.256953            315,629
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
PUTNAM VT GLOBAL ASSET
 ALLOCATION FUND
 2007  Lowest contract charges     30,026    29.602231            888,827
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges     32,354    28.694786            928,379
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges     34,695    25.385139            880,725
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges     40,108    23.680233            949,774
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges    123,942    21.674078          2,686,335
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --

                                                  INVESTMENT
                                   EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                        RATIO*          RATIO**           RETURN***
------------------------------  --------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES
 FUND/VA
 2007  Lowest contract charges        --              1.22%              6.08%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              0.74%             17.36%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --                --               4.57%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
OPPENHEIMER MAIN STREET
 FUND/VA
 2007  Lowest contract charges        --                --               4.15%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
PUTNAM VT DIVERSIFIED INCOME
 FUND
 2007  Lowest contract charges        --              5.00%              4.19%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              5.87%              6.60%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              7.49%              3.28%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              9.66%              9.58%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --             13.75%             20.27%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
PUTNAM VT GLOBAL ASSET
 ALLOCATION FUND
 2007  Lowest contract charges        --              0.72%              3.16%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              2.91%             13.04%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              1.39%              7.20%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              2.58%              9.26%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --              4.38%             22.04%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --

-------------------------------------------------------------------------------

                                               UNIT            CONTRACT
SUB-ACCOUNT                       UNITS    FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------
PUTNAM VT GLOBAL EQUITY FUND
 2007  Lowest contract charges    144,357   $32.591358         $4,704,804
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges    163,885    29.800420          4,883,837
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges    196,644    24.129019          4,744,838
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges    205,720    22.118357          4,550,196
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges    224,135    19.412578          4,351,028
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
PUTNAM VT GROWTH AND INCOME
 FUND
 2007  Lowest contract charges        712    14.469512             10,298
    Highest contract charges      256,622    35.071434          9,000,099
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges        689    15.399391             10,614
    Highest contract charges      307,025    37.228527         11,430,074
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges        628    13.285600              8,346
    Highest contract charges      338,623    32.040356         10,849,604
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges        523    12.625543              6,600
    Highest contract charges      377,902    30.370460         11,477,050
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges        537    11.362976              6,102
    Highest contract charges      423,145    27.270997         11,539,598
    Remaining contract charges         --           --                 --
PUTNAM VT HEALTH SCIENCES FUND
 2007  Lowest contract charges      9,592    14.336048            137,509
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges     10,046    14.388482            144,549
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges     13,739    13.960596            191,807
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges     16,983    12.300632            208,901
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges     24,974    11.463412            286,285
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --

                                                  INVESTMENT
                                   EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                        RATIO*          RATIO**           RETURN***
------------------------------  --------------------------------------------------
PUTNAM VT GLOBAL EQUITY FUND
 2007  Lowest contract charges        --              2.23%              9.37%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              0.60%             23.50%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              1.00%              9.09%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              2.22%             13.94%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --              1.25%             29.54%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
PUTNAM VT GROWTH AND INCOME
 FUND
 2007  Lowest contract charges        --              1.25%             (6.04)%
    Highest contract charges          --              1.59%             (5.79)%
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              1.45%             15.91%
    Highest contract charges          --              1.79%             16.19%
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              1.39%              5.23%
    Highest contract charges          --              1.81%              5.50%
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              1.57%             11.11%
    Highest contract charges          --              1.80%             11.37%
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --                --              13.63%
    Highest contract charges          --              2.19%             27.60%
    Remaining contract charges        --                --                 --
PUTNAM VT HEALTH SCIENCES FUND
 2007  Lowest contract charges        --              1.08%             (0.36)%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              0.53%              3.07%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              0.30%             13.50%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              0.39%              7.30%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --              0.89%             18.80%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                               UNIT            CONTRACT
SUB-ACCOUNT                       UNITS    FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND
 2007  Lowest contract charges    109,314   $25.975431         $2,839,483
    Highest contract charges        2,460    14.160292             34,835
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges    115,130    25.143715          2,894,802
    Highest contract charges        2,428    13.775449             33,447
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges    125,959    22.734033          2,863,566
    Highest contract charges        1,247    12.463889             15,539
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges    128,672    21.972422          2,827,227
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges    161,821    19.796707          3,203,527
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
PUTNAM VT INCOME FUND
 2007  Lowest contract charges    122,359    22.479655          2,750,577
    Highest contract charges        3,763    11.701925             44,034
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges    129,051    21.318359          2,751,161
    Highest contract charges        1,260    11.120988             14,014
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges    134,133    20.337007          2,727,858
    Highest contract charges          844    10.640021              8,980
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges    130,703    19.822044          2,590,802
    Highest contract charges          437    10.394738              4,540
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges    157,759    18.928406          2,986,119
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --

                                                  INVESTMENT
                                   EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                        RATIO*          RATIO**           RETURN***
------------------------------  --------------------------------------------------
PUTNAM VT HIGH YIELD FUND
 2007  Lowest contract charges        --              7.93%              3.31%
    Highest contract charges          --              7.40%              2.79%
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              7.93%             10.60%
    Highest contract charges          --              4.52%             10.52%
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              8.30%              3.47%
    Highest contract charges          --                --               3.10%
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              8.74%             10.99%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --             11.01%             26.86%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
PUTNAM VT INCOME FUND
 2007  Lowest contract charges        --              5.39%              5.45%
    Highest contract charges          --              2.88%              5.22%
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              4.56%              4.83%
    Highest contract charges          --              4.51%              4.52%
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              3.29%              2.60%
    Highest contract charges          --              3.45%              2.36%
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              4.23%              4.72%
    Highest contract charges          --                --               4.43%
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --              4.69%              4.70%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --

-------------------------------------------------------------------------------

                                               UNIT            CONTRACT
SUB-ACCOUNT                       UNITS    FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL GROWTH
 AND INCOME FUND
 2007  Lowest contract charges      4,830   $22.199807           $107,235
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges      4,997    20.691059            103,384
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges      6,825    16.212019            110,647
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges      7,876    14.179491            111,680
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges      9,747    11.688479            113,927
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
PUTNAM VT INTERNATIONAL EQUITY
 FUND
 2007  Lowest contract charges         --    20.009072                 --
    Highest contract charges        4,115    21.369414             87,925
    Remaining contract charges    125,265           --          2,739,915
 2006  Lowest contract charges      4,080    19.719498             80,450
    Highest contract charges      163,094    20.138797          3,284,508
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges    195,114    15.728136          3,068,787
    Highest contract charges        4,005    15.439804             61,834
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges    215,440    13.986237          3,013,191
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges    244,493    12.006885          2,935,601
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --

                                                  INVESTMENT
                                   EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                        RATIO*          RATIO**           RETURN***
------------------------------  --------------------------------------------------
PUTNAM VT INTERNATIONAL GROWTH
 AND INCOME FUND
 2007  Lowest contract charges        --              1.89%              7.29%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              1.41%             27.63%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              1.07%             14.33%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              1.52%             21.31%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --              2.17%             38.37%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
PUTNAM VT INTERNATIONAL EQUITY
 FUND
 2007  Lowest contract charges        --                --               8.61%
    Highest contract charges          --              2.71%              8.37%
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --                --              28.04%
    Highest contract charges          --              0.59%             27.72%
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              1.69%             12.45%
    Highest contract charges          --              0.38%             12.20%
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              1.69%             16.49%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --              1.07%             28.89%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                               UNIT            CONTRACT
SUB-ACCOUNT                       UNITS    FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL NEW
 OPPORTUNITIES FUND
 2007  Lowest contract charges      1,420   $19.444746            $27,617
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges      1,500    17.128684             25,690
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges      1,581    13.548679             21,415
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges      2,334    11.419666             26,658
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges      3,976    10.050111             39,958
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
PUTNAM VT INVESTORS FUND
 2007  Lowest contract charges      6,514    11.636062             75,796
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges      7,379    12.236223             90,292
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges      9,296    10.711383             99,569
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges      9,883     9.824339             97,095
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges     14,773     8.688642            128,357
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --

                                                  INVESTMENT
                                   EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                        RATIO*          RATIO**           RETURN***
------------------------------  --------------------------------------------------
PUTNAM VT INTERNATIONAL NEW
 OPPORTUNITIES FUND
 2007  Lowest contract charges        --              1.06%             13.52%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              1.51%             26.42%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              1.05%             18.64%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              1.30%             13.63%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --              0.73%             33.59%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
PUTNAM VT INVESTORS FUND
 2007  Lowest contract charges        --              0.59%             (4.91)%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              0.69%             14.24%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              1.22%              9.03%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              0.73%             13.07%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --              0.95%             27.25%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --

-------------------------------------------------------------------------------

                                               UNIT            CONTRACT
SUB-ACCOUNT                       UNITS    FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND
 2007  Lowest contract charges        311    $1.746726               $542
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges        349     1.662379                580
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges        388     1.588794                616
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges      8,419     1.545717             13,013
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges     62,589     1.531768             95,872
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
PUTNAM VT NEW OPPORTUNITIES
 FUND
 2007  Lowest contract charges      2,637    16.046422             42,302
    Highest contract charges      187,477    25.945436          4,864,184
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges      2,583    15.175568             39,195
    Highest contract charges      222,149    24.472443          5,436,516
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges      2,508    13.979089             35,055
    Highest contract charges      231,659    22.488065          5,209,560
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges    261,952    20.383662          5,339,542
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges    287,905    18.434963          5,307,520
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --

                                                  INVESTMENT
                                   EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                        RATIO*          RATIO**           RETURN***
------------------------------  --------------------------------------------------
PUTNAM VT MONEY MARKET FUND
 2007  Lowest contract charges        --              5.01%              5.07%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              4.53%              4.63%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              2.25%              2.79%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              0.77%              0.91%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --              0.79%              0.76%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
PUTNAM VT NEW OPPORTUNITIES
 FUND
 2007  Lowest contract charges        --                --               5.74%
    Highest contract charges          --              0.16%              6.02%
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --                --               8.56%
    Highest contract charges          --              0.18%              8.82%
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --                --              10.00%
    Highest contract charges          --              0.37%             10.32%
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --                --              10.57%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --                --              32.70%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                               UNIT            CONTRACT
SUB-ACCOUNT                       UNITS    FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND
 2007  Lowest contract charges     14,304   $20.677264           $295,761
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges     17,486    21.678201            379,065
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges     22,309    18.642121            415,881
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges     37,741    17.564560            662,895
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges     46,953    15.171400            712,342
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
PUTNAM VT OTC & EMERGING
 GROWTH FUND
 2007  Lowest contract charges     11,627     9.000886            104,649
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges     12,555     7.974374            100,119
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges     13,338     7.077526             94,403
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges     15,221     6.548058             99,667
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges     20,418     6.007790            122,664
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
PUTNAM VT SMALL CAP VALUE FUND
 2007  Lowest contract charges     41,513    10.300530            427,609
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges     29,037    11.801519            342,678
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges        927    10.061432              9,331
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --

                                                  INVESTMENT
                                   EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                        RATIO*          RATIO**           RETURN***
------------------------------  --------------------------------------------------
PUTNAM VT NEW VALUE FUND
 2007  Lowest contract charges        --              1.49%             (4.62)%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              1.24%             16.29%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              1.04%              6.14%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              1.13%             15.77%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --              1.65%             32.86%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
PUTNAM VT OTC & EMERGING
 GROWTH FUND
 2007  Lowest contract charges        --                --              12.87%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --                --              12.67%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --                --               8.09%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --                --               8.99%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --                --              35.94%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
PUTNAM VT SMALL CAP VALUE FUND
 2007  Lowest contract charges        --              0.53%            (12.72)%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              0.33%             17.30%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --                --               0.35%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --

-------------------------------------------------------------------------------

                                               UNIT            CONTRACT
SUB-ACCOUNT                       UNITS    FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------
PUTNAM VT THE GEORGE PUTNAM
 FUND OF BOSTON
 2007  Lowest contract charges      4,354   $16.092548            $70,066
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges      5,797    15.910698             92,234
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges      6,813    14.177205             96,588
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges      9,271    13.603625            126,114
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges     12,651    12.540269            158,646
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
PUTNAM VT UTILITIES GROWTH AND
 INCOME FUND
 2007  Lowest contract charges     16,948    38.103792            645,771
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges     17,575    31.688447            556,916
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges     18,842    24.890887            468,999
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges     21,046    22.847531            480,855
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges     28,903    18.747452            541,866
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --

                                                  INVESTMENT
                                   EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                        RATIO*          RATIO**           RETURN***
------------------------------  --------------------------------------------------
PUTNAM VT THE GEORGE PUTNAM
 FUND OF BOSTON
 2007  Lowest contract charges        --              3.14%              1.14%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              2.78%             12.23%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              2.26%              4.22%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              2.12%              8.48%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --              2.88%             17.35%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
PUTNAM VT UTILITIES GROWTH AND
 INCOME FUND
 2007  Lowest contract charges        --              1.88%             20.25%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              3.09%             27.31%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              2.12%              8.94%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              2.43%             21.87%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --              4.40%             25.00%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                               UNIT            CONTRACT
SUB-ACCOUNT                       UNITS    FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------
PUTNAM VT VISTA FUND
 2007  Lowest contract charges      7,648   $14.185345           $108,487
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges      7,923    13.629598            107,986
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges     12,790    12.891632            164,878
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges     14,691    11.461246            168,379
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges     17,971     9.639100            173,229
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
PUTNAM VT VOYAGER FUND
 2007  Lowest contract charges    220,754    34.117626          7,531,599
    Highest contract charges          407    13.849855              5,632
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges    274,189    32.251178          8,842,923
    Highest contract charges          340    13.125279              4,458
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges    317,317    30.510819          9,681,610
    Highest contract charges          200    12.448612              2,489
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges    356,661    28.800926         10,272,162
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges    476,913    27.341904         13,039,703
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
PUTNAM VT CAPITAL
 OPPORTUNITIES FUND
 2007  Lowest contract charges     14,844    16.311191            242,120
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges     10,878    18.033203            196,167
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges      7,211    15.651902            112,865
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges      1,936    14.208783             27,502
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --

                                                  INVESTMENT
                                   EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                        RATIO*          RATIO**           RETURN***
------------------------------  --------------------------------------------------
PUTNAM VT VISTA FUND
 2007  Lowest contract charges        --                --               4.08%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --                --               5.72%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --                --              12.48%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --                --              18.90%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --                --              33.42%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
PUTNAM VT VOYAGER FUND
 2007  Lowest contract charges        --              0.03%              5.79%
    Highest contract charges          --                --               5.52%
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              0.38%              5.70%
    Highest contract charges          --              0.09%              5.44%
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              0.92%              5.94%
    Highest contract charges          --                --               5.69%
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              0.47%              5.34%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --              0.65%             25.16%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
PUTNAM VT CAPITAL
 OPPORTUNITIES FUND
 2007  Lowest contract charges        --                --              (9.55)%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              0.07%             15.21%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --                --              10.16%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              1.06%             18.12%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --

-------------------------------------------------------------------------------

                                               UNIT            CONTRACT
SUB-ACCOUNT                       UNITS    FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND
 2007  Lowest contract charges     31,667   $16.442989           $520,701
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges     25,822    15.934960            411,480
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2005  Lowest contract charges     21,253    13.408382            284,962
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2004  Lowest contract charges     15,151    12.708724            192,555
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2003  Lowest contract charges     12,484    11.365596            141,886
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
VAN KAMPEN LIT COMSTOCK
 2007  Lowest contract charges    107,687    11.765234          1,266,964
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --
 2006  Lowest contract charges    110,821    12.045674          1,334,909
    Highest contract charges           --           --                 --
    Remaining contract charges         --           --                 --

                                                  INVESTMENT
                                   EXPENSE          INCOME             TOTAL
SUB-ACCOUNT                        RATIO*          RATIO**           RETURN***
------------------------------  --------------------------------------------------
PUTNAM VT EQUITY INCOME FUND
 2007  Lowest contract charges        --              1.24%              3.19%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              1.05%             18.84%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2005  Lowest contract charges        --              0.87%              5.51%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2004  Lowest contract charges        --              0.12%             11.82%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2003  Lowest contract charges        --              0.95%             13.66%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
VAN KAMPEN LIT COMSTOCK
 2007  Lowest contract charges        --              1.55%             (2.33)%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --
 2006  Lowest contract charges        --              0.02%             16.04%
    Highest contract charges          --                --                 --
    Remaining contract charges        --                --                 --

* This represents the annualized contract expenses of the Sub-Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Accounts invest.

*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

#  Rounded unit values

SEPARATE ACCOUNT VL II

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

    Summary of the Account's expense charges, including Mortality and Expense Risk Charges, Administrative Charges, Issue Charges, and Riders (if applicable). These fees are assessed through a redemption of units for all contract's contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

    The Company will charge an expense ranging from 0.50% to 0.80% of the contract's value for mortality and expense risks undertaken by the Company.

    These charges are a redemption of units.

ADMINISTRATIVE CHARGES:

    The Company will charge an expense ranging from $7.50 to $24.16 plus $0.03 to $10.00 per month per $1,000 in supplemental fees for administrative services provided by the Company.

    These charges are a redemption of units.

ISSUE CHARGE:

    The Company will charge an expense of $20 plus $0.05 per $1,000 of the initial face amount for issue charges.

    These charges are a redemption of units.

RIDERS:

    The Company will charge an expense for various Rider charges, such as Estate Protection Rider, Last Survivor Exchange Option Rider, Maturity Value Extension Rider, Single Life Yearly Renewable Life Insurance Rider. These deductions range from $0.25 to $185.76 of net amount at Risk.

    These charges are a redemption of units.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 20, 2008

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME

                                                   FOR THE YEARS ENDED
                                                       DECEMBER 31,
                                            2007           2006           2005
                                                      (IN MILLIONS)
--------------------------------------------------------------------------------
REVENUES
 Fee income and other                       $3,509         $3,113         $2,811
 Earned premiums                               983            547            449
 Net investment income                       3,048          2,728          2,569
 Net realized capital gains (losses)          (934)          (299)            75
                                          --------       --------       --------
                          TOTAL REVENUES     6,606          6,089          5,904
                                          --------       --------       --------
BENEFITS, CLAIMS AND EXPENSES
 Benefits, loss and loss adjustment
  expenses                                   3,980          3,205          3,008
 Insurance expenses and other                1,192            853            798
 Amortization of deferred policy
  acquisition costs and present value of
  future profits                               515          1,175            945
 Dividends to policyholders                     11             22             37
                                          --------       --------       --------
     TOTAL BENEFITS, LOSSES AND EXPENSES     5,698          5,255          4,788
                                          --------       --------       --------
 Income before income tax expense              908            834          1,116
 Income tax expense                            168            103            207
                                          --------       --------       --------
                              NET INCOME      $740           $731           $909
                                          --------       --------       --------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                        AS OF DECEMBER 31,
                                                      2007              2006
                                                       (IN MILLIONS, EXCEPT
                                                          FOR SHARE DATA)
--------------------------------------------------------------------------------
ASSETS
 Investments
 Fixed maturities, available for sale, at fair
  value (amortized cost of $46,208 and $43,846)        $45,611           $44,646
 Equity securities, available for sale, at fair
  value (cost of $763 and $267)                            722               275
 Equity securities, held for trading, at fair
  value                                                     --                 1
 Policy loans, at outstanding balance                    2,016             2,009
 Mortgage loans on real estate                           4,166             2,631
 Short-term investments                                    752               694
 Other investments                                       1,726             1,023
                                                   -----------       -----------
                                TOTAL INVESTMENTS       54,993            51,279
                                                   -----------       -----------
 Cash                                                      281               186
 Premiums receivable and agents' balances                   28                29
 Reinsurance recoverables                                1,730             1,393
 Deferred policy acquisition costs and present
  value of future profits                                8,393             7,334
 Goodwill                                                  186               186
 Other assets                                            1,348             1,120
 Separate account assets                               199,253           179,943
                                                   -----------       -----------
                                     TOTAL ASSETS     $266,212          $241,470
                                                   -----------       -----------
LIABILITIES
 Reserve for future policy benefits                     $9,396            $8,209
 Other policyholder funds                               42,377            40,191
 Consumer Notes                                            809               258
 Deferred income taxes                                     124               491
 Other liabilities                                       6,621             4,718
 Separate account liabilities                          199,253           179,943
                                                   -----------       -----------
                                TOTAL LIABILITIES      258,580           233,810
                                                   -----------       -----------
COMMITMENTS AND CONTINGENT LIABILITIES, NOTE 10             --                --
STOCKHOLDER'S EQUITY
 Common stock -- 1,000 shares authorized, issued
  and outstanding, par value $5,690                          6                 6
 Capital surplus                                         2,888             2,586
 Accumulated other comprehensive income
  Net unrealized capital gains on securities, net
   of tax                                                 (469)              290
  Foreign currency translation adjustments                  --                 1
                                                   -----------       -----------
     TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME         (469)              291
                                                   -----------       -----------
 Retained earnings                                       5,207             4,777
                                                   -----------       -----------
                       TOTAL STOCKHOLDER'S EQUITY        7,632             7,660
                                                   -----------       -----------
       TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY     $266,212          $241,470
                                                   -----------       -----------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED OTHER
                                                                                 COMPREHENSIVE INCOME (LOSS)
                                                                       NET               NET (LOSS)
                                                                    UNREALIZED            GAIN ON
                                                                  CAPITAL GAINS          CASH FLOW              FOREIGN
                                      COMMON                       (LOSSES) ON            HEDGING              CURRENCY
                                       STOCK         CAPITAL       SECURITIES,          INSTRUMENTS,          TRANSLATION
                                                     SURPLUS        NET OF TAX           NET OF TAX           ADJUSTMENTS
                                                                           (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------------------
2007
Balance, December 31, 2006               $6          $2,586             $500                $(210)                  $1
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                      (832)
 Net gains on cash flow hedging
  instruments                                                                                  73
 Cumulative translation
  adjustments                                                                                                       (1)
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        302
Dividends declared
Cumulative effect of Accounting
 Changes, net of tax
                                        ---          ------           ------               ------                -----
        BALANCE, DECEMBER 31, 2007       $6          $2,888            $(332)               $(137)                $ --
                                        ---          ------           ------               ------                -----
2006
Balance, December 31, 2005               $6          $2,405             $577                $(113)                 $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                       (77)
 Net loss on cash flow hedging
  instruments                                                                                 (97)
 Cumulative translation
  adjustments                                                                                                        2
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        181
Dividends declared
                                        ---          ------           ------               ------                -----
        BALANCE, DECEMBER 31, 2006       $6          $2,586             $500                $(210)                  $1
                                        ---          ------           ------               ------                -----
2005
Balance, December 31, 2004               $6          $2,240           $1,124                $(184)                 $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                      (547)
 Net gains on cash flow hedging
  instruments                                                                                  71
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        165
Dividends declared
                                        ---          ------           ------               ------                -----
        BALANCE, DECEMBER 31, 2005       $6          $2,405             $577                $(113)                 $(1)
                                        ---          ------           ------               ------                -----


                                                                TOTAL
                                        RETAINED            STOCKHOLDER'S
                                        EARNINGS                EQUITY
                                                 (IN MILLIONS)
----------------------------------  ---------------------------------------
2007
Balance, December 31, 2006               $4,777                 $7,660
                                                                ------
Comprehensive income
 Net income                                 740                    740
                                                                ------
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                (832)
 Net gains on cash flow hedging
  instruments                                                       73
 Cumulative translation
  adjustments                                                       (1)
                                                                ------
Total other comprehensive income                                  (760)
                                                                ------
 Total comprehensive income                                        (20)
Capital contribution from parent                                   302
Dividends declared                         (307)                  (307)
Cumulative effect of Accounting
 Changes, net of tax                         (3)                    (3)
                                         ------                 ------
        BALANCE, DECEMBER 31, 2007       $5,207                 $7,632
                                         ------                 ------
2006
Balance, December 31, 2005               $4,463                 $7,337
                                                                ------
Comprehensive income
 Net income                                 731                    731
                                                                ------
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                 (77)
 Net loss on cash flow hedging
  instruments                                                      (97)
 Cumulative translation
  adjustments                                                        2
                                                                ------
Total other comprehensive income                                  (172)
                                                                ------
 Total comprehensive income                                        559
Capital contribution from parent                                   181
Dividends declared                         (417)                  (417)
                                         ------                 ------
        BALANCE, DECEMBER 31, 2006       $4,777                 $7,660
                                         ------                 ------
2005
Balance, December 31, 2004               $4,064                 $7,249
                                                                ------
Comprehensive income
 Net income                                 909                    909
                                                                ------
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                (547)
 Net gains on cash flow hedging
  instruments                                                       71
                                                                ------
Total other comprehensive income                                  (476)
                                                                ------
 Total comprehensive income                                        433
Capital contribution from parent                                   165
Dividends declared                         (510)                  (510)
                                         ------                 ------
        BALANCE, DECEMBER 31, 2005       $4,463                 $7,337
                                         ------                 ------

(1) Net change in unrealized capital gain on securities is reflected net of tax provision (benefit) and other items of $448, $(42) and $(295) for the years ended December 31, 2007, 2006 and 2005, respectively. Net (loss) gain on cash flow hedging instruments is net of tax provision (benefit) of $(39), $(52) and $38 for the years ended December 31, 2007, 2006 and 2005, respectively. There is no tax effect on cumulative translation adjustments.

(2) There were reclassification adjustments for after-tax gains (losses) realized in net income of $(140), $(75), and $26 for the years ended December 31, 2007, 2006 and 2005, respectively.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                    2007            2006            2005
                                                (IN MILLIONS)
--------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net income                            $740            $731            $909
 Adjustments to reconcile net
  income to net cash provided by
  operating activities
 Amortization of deferred policy
  acquisition costs and present
  value of future profits               515           1,175             945
 Additions to deferred policy
  acquisition costs and present
  value of future profits            (1,400)         (1,351)         (1,226)
 Change in:
 Reserve for future policy
  benefits, unpaid losses and
  loss adjustment expenses            1,187             836             129
 Reinsurance recoverables              (236)            (47)            177
 Receivables                            190              11              (3)
 Payables and accruals                  560             210             385
 Accrued and deferred income
  taxes                                (102)            340              36
 Net realized capital losses
  (gains)                               934             299             (75)
 Depreciation and amortization          438             404             239
 Other, net                            (267)            157            (228)
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY OPERATING
                      ACTIVITIES     $2,559          $2,765          $1,288
                                  ---------       ---------       ---------
INVESTING ACTIVITIES
 Proceeds from the
  sale/maturity/prepayment of:
 Fixed Maturities and Short-term
  Investments, available for
  sale                              $15,892         $19,517         $19,727
 Equity securities,
  available-for-sale                    296             249              38
 Mortgage loans                         958             301             354
 Partnerships                           175              91             169
 Payments for the purchase of:
 Fixed Maturities and Short-term
  Investments, available for
  sale                              (18,780)        (22,017)        (21,511)
 Equity securities,
  available-for-sale                   (484)           (455)            (60)
 Mortgage loans                      (2,492)         (1,574)           (915)
 Partnerships                          (607)           (496)           (337)
 Change in policy loans, net             (6)            (39)            647
 Change in payables for
  collateral under securities
  lending, net                        1,306             788            (276)
 Change in all other, net              (587)           (713)           (193)
                                  ---------       ---------       ---------
     NET CASH USED FOR INVESTING
                      ACTIVITIES    $(4,329)        $(4,348)        $(2,357)
                                  ---------       ---------       ---------
FINANCING ACTIVITIES
 Deposits and other additions to
  investment and universal
  life-type contracts                32,396          26,991          25,383
 Withdrawals and other
  deductions from investment and
  universal life-type contracts     (30,433)        (26,687)        (24,888)
 Net transfers (to)/from
  separate accounts related to
  investment and universal
  life-type contracts                  (606)          1,382             852
  Capital contributions                 270              --             129
  Dividends paid                      $(305)          $(300)          $(498)
  Proceeds from issuance of
   consumer notes                       551             258              --
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY FINANCING
                      ACTIVITIES     $1,873          $1,644            $978
                                  ---------       ---------       ---------
 Impact of foreign exchange              (8)              1              (1)
 Net (decrease) increase in cash         95              62             (92)
 Cash -- beginning of year              186             124             216
                                  ---------       ---------       ---------
 Cash -- end of year                   $281            $186            $124
                                  ---------       ---------       ---------
Supplemental Disclosure of Cash
 Flow Information:
 Net Cash Paid During the Year
  for:
 Income taxes                          $125           $(163)           $149

SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES:

THE COMPANY RECAPTURED AN INDEMNITY REINSURANCE ARRANGEMENT WITH HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY IN 2005. IN CONJUNCTION WITH THIS TRANSACTION, THE COMPANY RECORDED A NONCASH CAPITAL CONTRIBUTION OF $36 AND A RELATED EXTINGUISHMENT OF THE REINSURANCE RECOVERABLE LIABILITY.

THE COMPANY MADE NONCASH DIVIDENDS OF $2 AND RECEIVED A NONCASH CAPITAL CONTRIBUTIONS OF $20 FROM ITS PARENT COMPANY DURING 2007 RELATED TO THE GUARANTEED MINIMUM INCOME AND ACCUMULATION BENEFIT REINSURANCE AGREEMENTS WITH HARTFORD LIFE INSURANCE K.K. THE COMPANY MADE NONCASH DIVIDENDS OF $117 AND RECEIVED A NONCASH CAPITAL CONTRIBUTIONS OF $154 FROM ITS PARENT COMPANY DURING 2006 RELATED TO THE GUARANTEED MINIMUM INCOME BENEFIT REINSURANCE AGREEMENT WITH HARTFORD LIFE INSURANCE K.K.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

--------------------------------------------------------------------------------

1. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries (collectively, "Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI") and Hartford International Life Reassurance Corporation ("HLRe"). The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), which is a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct wholly-owned subsidiary of Hartford Holdings, Inc., a direct wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Along with its parent, HLA, the Company is a financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities and retirement plan services; (b) individual life insurance; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, (d) private placement life insurance and (e) assumes fixed market value adjusted annuities, guaranteed minimum income benefits ("GMIB"), guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum death benefits ("GMDB") from Hartford Life's international operations.

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("U.S. GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

CONSOLIDATION

The consolidated financial statements include the accounts of Hartford Life Insurance Company in which the Company directly or indirectly has a controlling financial interest and those variable interest entities ("VIE") in which the Company is the primary beneficiary. The Company determines if it is the primary beneficiary using both qualitative and quantitative analyses. Entities in which Hartford Life Insurance Company does not have a controlling financial interest but in which the Company has significant influence over the operating and financing decisions are reported using the equity method. All material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries and affiliates have been eliminated. For further discussions on variable interest entities see Note 3.

USE OF ESTIMATES

The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; the evaluation of other-than-temporary impairments on investments in available-for-sale securities; living benefits required to be fair valued; and contingencies relating to corporate litigation and regulatory matters.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

ADOPTION OF NEW ACCOUNTING STANDARDS

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109

The Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN 48"), dated June 2006. FIN 48 requires companies to recognize the tax benefit of an uncertain tax position only when the position is "more likely than not" to be sustained assuming examination by tax authorities. The amount recognized represents the largest amount of tax benefit that is greater than 50% likely of being realized. A liability is recognized for any benefit claimed, or expected to be claimed, in a tax return in excess of the benefit recorded in the financial statements, along with any interest and penalty (if applicable) on the excess.

The Company adopted the provisions of FIN 48 on January 1, 2007. As a result of the adoption, the Company recognized an $11 decrease in the liability for unrecognized tax benefits and a corresponding increase in the January 1, 2007 balance of retained earnings. The Company had no unrecognized tax benefits as of January 1, 2007. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not booked any such amounts. The Company classifies interest and penalties (if applicable) as income tax expense in the financial statements.

AMENDMENT OF FASB INTERPRETATION NO. 39

In April 2007, the FASB issued FASB Staff Position No. FIN 39-1, "Amendment of FASB Interpretation No. 39" ("FSP FIN 39-1"). FSP FIN 39-1 amends FIN 39, "Offsetting of Amounts Related to Certain Contacts", by permitting a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in the statement of financial position in accordance with FIN 39. FSP FIN 39-1 also amends FIN 39 by modifying certain terms. FSP FIN 39-1 is effective for reporting periods beginning after November 15, 2007, with early application permitted. The Company early adopted FSP FIN 39-1 on December 31, 2007, by electing to offset cash collateral against amounts recognized for derivative instruments under master netting arrangements. The effect of applying FSP FIN 39-1 is recorded as a change in accounting principle through retrospective application. The effect on the consolidated balance sheet as of December 31, 2006 was a decrease of $171 in the derivative payable included in other liabilities, and corresponding decrease of $1 and $170, respectively, in other investments and derivative receivable included in other assets. See Note 4 for further discussions on the adoption of FSP FIN 39-1.

ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued Statement of Financial Accounting Standard ("SFAS") No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"). This statement amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" and resolves issues addressed in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets". SFAS 155: (a) permits fair value remeasurement for any hybrid financial instrument (asset or liability) that contains an embedded derivative that otherwise would require bifurcation; (b) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (c) establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
(d) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, (e) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. SFAS 155 also requires presentation within the financial statements that identifies those hybrid financial instruments for which the fair value election has been applied and information on the income statement impact of the changes in fair value of those instruments. The Company began applying SFAS 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007. SFAS 155 did not have an effect on the Company's consolidated financial condition and results of operations upon adoption on January 1, 2007.

ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS ("DAC") IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts", ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. The Company adopted SOP 05-1 on January 1, 2007 and recognized the cumulative effect of the adoption of SOP 05-1 as a reduction in retained earnings of $14, after-tax.

THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB released FASB Staff Position Nos. FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"), which effectively replaces Emerging Issues Task Force No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). FSP 115-1 contains a three-step model for evaluating impairments and carries forward the disclosure requirements in EITF 03-1 pertaining to securities in an unrealized loss position. Under the model, any security in an unrealized loss position is considered impaired; an evaluation is made to determine whether the impairment is other-than-temporary; and, if an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. FSP 115-1 references existing other-than-temporary impairment guidance for determining when an impairment is other-than-temporary and clarifies that subsequent to the recognition of an other-than-temporary impairment loss for debt securities, an investor shall account for the security using the constant effective yield method. FSP 115-1 is effective for reporting periods beginning after December 15, 2005, with earlier application permitted. The Company adopted FSP 115-1 upon issuance. The adoption did not have a material effect on the Company's consolidated financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141 (revised 2007), "Business Combinations" ("SFAS 141(R)"). This statement replaces SFAS No. 141, "Business Combinations" ("SFAS 141") and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is decision-useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS 141(R) include the following:

- Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values rather than SFAS 141's requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

- Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

- Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquiree, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

- Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, "Accounting for Contingencies" are met; and

- Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SFAS 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS 141(R) effective date shall not be adjusted upon adoption of SFAS 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS 141(R) on January 1, 2009, and has not yet determined the effect of SFAS 141(R) on its consolidated financial statements.

NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS, AN AMENDMENT OF ARB NO. 51

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements" ("SFAS 160"). This statement amends Accounting Research Bulletin No. 51, "Consolidated Financial Statements" ("ARB 51"). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent's equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent's ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS 160 on January 1, 2009 and has not yet determined the effect of SFAS 160 on its consolidated financial statements.

CLARIFICATION OF THE SCOPE OF THE AUDIT AND ACCOUNTING GUIDE "INVESTMENT COMPANIES" AND ACCOUNTING BY PARENT COMPANIES AND EQUITY METHOD INVESTORS FOR INVESTMENTS IN INVESTMENT COMPANIES

In June 2007, the AICPA issued Statement of Position 07-1, "Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies" ("SOP 07-1").

SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies ("the Guide"). This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company's consolidated financial statements or the financial statements of an equity method investor. SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date of the SOP and (2) prohibit adoption of the SOP for an entity that has not early adopted the SOP. The Company did not early adopt SOP 07-1. SOP 07-1 as currently issued is not expected to have an impact on the Company's consolidated financial condition or results of operations.

FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statement No. 115" ("SFAS 159"). The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported net income caused by measuring related assets and liabilities differently. This statement permits entities to choose, at specified election dates, to measure eligible items at fair value (i.e., the fair value option). Items eligible for the fair value option include certain recognized financial assets and liabilities, rights and obligations under certain insurance contracts that are not financial instruments, host financial instruments resulting from the separation of an embedded nonfinancial derivative instrument from a nonfinancial hybrid instrument, and certain commitments. Business entities shall report unrealized gains and losses on items for which the fair value option has been elected in net income. The fair value option: (a) may be applied instrument by instrument, with certain exceptions; (b) is irrevocable (unless a new election date occurs); and (c) is applied only to entire instruments and not to portions of instruments. SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007, although early adoption is permitted under certain conditions. Companies shall report the effect of the first remeasurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. On January 1, 2008, the Company did not elect to apply the provisions of SFAS 159 to financial assets and liabilities.

FAIR VALUE MEASUREMENTS

FAIR VALUE UNDER SFAS NO. 157

On January 1, 2008, the Company adopted SFAS 157, which was issued by the Financial Accounting Standards Board in September 2006. For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under accounting principles generally accepted in the United States and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price). An exit price valuation will include margins for risk even if they are not observable. As the Company is released from risk, the margins for risk will also be released through net realized capital gains (losses) in net income. SFAS 157 provides guidance on how to measure fair value, when required, under existing accounting standards. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2, and 3").

Level 1 Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.
Level 3 Unobservable inputs reflecting the reporting entity's estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

ACCOUNTING FOR GUARANTEED BENEFITS OFFERED WITH VARIABLE ANNUITIES

Many of the variable annuity contracts issued or reinsured by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Those benefits are accounted for under Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") or AICPA Statement of Position No. 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). Guaranteed minimum benefits often meet the definition of an embedded derivative under SFAS 133 as they have notional amounts (the guaranteed balance) and underlyings (the investment fund options), they require no initial net investment and they may have terms that require or permit net settlement. However, certain guaranteed minimum benefits settle only upon a single insurable event, such as death (guaranteed minimum death benefits "GMDB") or living (life contingent portion of guaranteed minimum withdrawal benefits "GMWB"), and as such are scoped out of SFAS 133 under the "insurance contract exception". Guaranteed minimum benefits that do not meet the requirements of SFAS 133 are accounted for as insurance benefits under SOP 03-1.

GUARANTEED BENEFITS ACCOUNTED FOR UNDER SOP 03-1

The GMDBs issued by the Company and certain GMDBs reinsured by the Company are accounted for under SOP 03-1. In addition, the Company's GMWB "for life" allows policyholders to receive the guaranteed annual withdrawal amount for as long as they are alive even if the guaranteed remaining balance ("GRB") is exhausted. Payments beyond the GRB are considered life contingent insurance benefits and are accounted for under SOP 03-1. Benefit guarantee liabilities accounted for under SOP 03-1, absent an unlocking event as described in the "Critical Accounting Estimates" within Management's Discussion and Analysis, do not result in a change in value that is immediately reflected in net income. Under SOP 03-1, the income statement reflects the current period increase in the liability due to the deferral of a percentage of current period revenues. The percentage is determined by dividing the present value of expected claims by the present value of expected revenues using best estimate assumptions over a range of market scenarios discounted at a rate consistent with that used in the Company's DAC models. Current period revenues are impacted by the actual increase or decrease in account value. Claims recorded against the liability have no immediate impact on the income statement unless those claims exceed the liability. Periodically, the Company unlocks its benefit assumptions, including the benefit deferral rate. The impact of this change is reflected in benefits, losses and loss adjustment expenses, in net income.

In the U.S., the Company sells variable annuity contracts that, in addition to the living benefits described above, offer various guaranteed death benefits. Declines in the equity market may increase the Company's net exposure to death benefits under these contracts. The Company's total gross exposure (i.e., before reinsurance) to these U.S. guaranteed death benefits is often referred to as the net amount at risk. However, the Company will incur these guaranteed death benefit payments in the future only if the policyholder has an in-the-money guaranteed death benefit at their time of death.

Effective July 31, 2006, an existing reinsurance agreement between a subsidiary of the Company, Hartford Life and Annuity Insurance Company ("HLAI") and Hartford Life, Insurance. KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life, Inc. ("Hartford Life"), was modified to include the GMDB on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB product and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB product issued prior to April 1, 2005, which were recaptured. Declines in equity markets as well as a strengthening of Japanese Yen in comparison to the U.S. dollar may increase the Company's exposure to these guaranteed benefits. For the guaranteed death benefits, the Company pays the greater of account value at death or a guaranteed death benefit which, depending on the contract, may be based upon the premium paid and/or the maximum anniversary value established no later than age 80, as adjusted for withdrawals under the terms of the contract.

The following table provides the account value, net amount at risk and reserve amount, at December 31, 2007, for each type of guaranteed death and living benefit sold by the Company that is accounted for under SOP 03-1:

                                 ACCOUNT        NET AMOUNT          SOP 03-1
                                VALUE (1)        AT RISK          RESERVE (2)
--------------------------------------------------------------------------------
U.S. Guaranteed Minimum Death
 Benefits                         $126,834         $5,106              $527
Guaranteed Minimum Death
 Benefits Assumed                   30,724            380                 4
Life Contingent Portion of
 "for Life" GMWBs                   10,272             (*)               (*)
                               -----------       --------            ------
                        TOTAL    $ 167,830        $ 5,486             $ 531
                               -----------       --------            ------

(1) Policies with "for Life" GMWB riders include both benefits accounted for under SFAS 133 and SOP 03-1 and thus are included this table and the SFAS 133 table below. However, benefits payable are generally mutually exclusive (e.g., for a given contract, only the death or living benefits, but not both are payable at one time) (See Note 8).

(2) Before reinsurance. The Company uses reinsurance to manage its exposure to the mortality and equity risk associated with GMDB. Reinsurance of GMDB is accounted for under SOP 03-1. After reinsurance, the net amount at risk for U.S. GMDB is $976. After reinsurance, the net SOP 03-1 reserve for U.S. GMDB is $202.

(*)  Amounts are insignificant at December 31, 2007.

GUARANTEED BENEFITS ACCOUNTED AT FAIR VALUE UNDER SFAS 133

The non-life contingent portion of GMWBs issued by the Company meet the definition of an embedded derivative under SFAS 133, and as such are recorded at fair value with changes in fair value recorded in net realized capital gains (losses) in net income. In bifurcating the embedded derivative, the Company attributes to the derivative a portion of total fees collected from the contract holder. Those fees attributed are set equal to the present value of future claims expected to be paid for the guaranteed living benefit embedded derivative at the inception of the contract (the "Attributed Fees"). The excess of total fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract recorded in fee income. In subsequent valuations, both the present value of future claims expected to be paid and the present value of attributed fees expected to be collected are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative.

GMWBs provide the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. For most of the Company's GMWB for life riders, the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap. If the GRB exceeds the account value for any policy, the contract is "in-the-money" by the difference between the GRB and the account value. The sum of the in-the-money and out-of-the-money contracts is comparable to net amount at risk.

Certain GMIBs and guaranteed minimum accumulation benefits ("GMAB") reinsured by the Company meet the definition a freestanding derivative, even though in-form they are reinsurance. Accordingly, the following GMIB and GMAB reinsurance agreements are recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income:

- REINSURED GMIB: Effective August 31, 2005, HLAI entered into a reinsurance agreement with HLIKK where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB product issued by HLIKK on its variable annuity business. Effective July 31, 2006, the agreement was modified to include a tiered reinsurance premium structure. The modified reinsurance agreement applies to all contracts, GMIBs in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB product issued prior to April 1, 2005, which were recaptured.

- REINSURED GMAB: Effective September 30, 2007, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMAB riders issued by HLIKK on certain of its variable annuity business.

Due to the significance of the non-observable inputs associated with pricing the reinsurance of the GMIB and GMAB products that are free standing derivatives, the initial difference between the transaction price and the modeled value was recorded in additional paid-in capital because the reinsurance arrangements are between entities that are commonly controlled by The Hartford Financial Services Group, Inc. ("The Hartford").

The following table provides the account value, SFAS 133 fair value and GRB, at December 31, 2007, for each type of guaranteed living benefit liability sold or reinsured by the Company that is accounted for under SFAS 133, by rider fee:

                                                         (ASSET)           GUARANTEED
                                      ACCOUNT           LIABILITY           REMAINING
                                     VALUE (1)          FAIR VALUE           BALANCE
------------------------------------------------------------------------------------------
U.S. GUARANTEED MINIMUM
 WITHDRAWAL BENEFITS                    46,088               553               34,622
NON-LIFE CONTINGENT PORTION OF
 "FOR LIFE" GUARANTEED MINIMUM
 WITHDRAWAL BENEFITS                    10,272               154               10,230
REINSURED GUARANTEED LIVING
 BENEFITS
 Guaranteed Minimum Income
  Benefits                              16,289                72               15,297
 Guaranteed Minimum
  Accumulation Benefits                  2,734                (2)               2,768
                                     ---------            ------            ---------
  Subtotal                              19,023                70               18,065
                                     ---------            ------            ---------
                         TOTAL        $ 75,383             $ 777             $ 62,917
                                     ---------            ------            ---------

(1) "For life" GMWB policies, and their related account values, include both benefits accounted for under SFAS 133 and SOP 03-1 and thus are included in this SFAS 133 table and the SOP 03-1 table above. However, benefits payable are generally mutually exclusive (e.g., for a given contract, only the death or living benefits, but not both are payable at one time).

(2) The magnitude of the SFAS 133 fair value, at December 31, 2007, was highly dependent upon the size of the block of business for guaranteed living benefits that are required to be fair valued, and the market conditions at the date of valuation, in particular high implied volatilities and low risk-free interest rates. If implied volatilities were lower and risk-free interest rates were higher at December 31, 2007, the SFAS 133 fair value would have been lower and vice versa.

DERIVATIVES THAT HEDGE CAPITAL MARKETS RISK FOR GUARANTEED MINIMUM BENEFITS ACCOUNTED FOR AS DERIVATIVES

Changes in capital markets or policyholder behavior may increase or decrease the Company's exposure to benefits under the guarantees. The Company uses derivative transactions, including GMWB reinsurance (described below) which meets the definition of a derivative under SFAS 133 and customized derivative transactions, to mitigate some of that exposure. Derivatives are recorded at fair value with changes in fair value recorded in net realized capital gains (losses) in net income.

GMWB REINSURANCE

For all U.S. GMWB contracts in effect through July 2003, the Company entered into a reinsurance arrangement to offset its exposure to the GMWB for the remaining lives of those contracts. Substantially all of the Company's reinsurance capacity was utilized as of the third quarter of 2003. Substantially all U.S. GMWB riders sold since July 2003, are not covered by reinsurance.

CUSTOMIZED DERIVATIVES

In June and July of 2007, the Company entered into two customized swap contracts to hedge certain risk components for the remaining term of certain blocks of non-reinsured GMWB riders. These customized derivative contracts provide protection from capital markets risks based on policyholder behavior assumptions as specified by the Company at the inception of the derivative transactions. Due to the significance of the non-observable inputs associated with pricing these derivatives, the initial difference between the transaction price and modeled value was deferred in accordance with EITF No. 02-3 "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities" ("EITF 02-3") and included in Other Assets in the Condensed Consolidated Balance Sheets.

OTHER DERIVATIVE INSTRUMENTS

The Company uses other hedging instruments to hedge its unreinsured GMWB exposure. These instruments include interest rate futures and swaps, variance swaps, S&P 500 and NASDAQ index put options and futures contracts. The Company also uses EAFE Index swaps to hedge GMWB exposure to international equity markets. The following table provides the notional amount and SFAS 133 fair value at December 31, 2007, for each type of derivative asset held by the Company to hedge capital markets risk for guaranteed living benefit sold by the
Company:

                                          NOTIONAL              FAIR
                                           AMOUNT              VALUE
                                                   (IN MILLIONS)
--------------------------------------------------------------------------
Reinsurance                                  $6,579              $128
Customized Derivatives                       12,784                50
                                          ---------            ------
Other Derivative Instruments                  8,573               592
                                          ---------            ------
                                   TOTAL   $ 27,936             $ 770
                                          ---------            ------

ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARD NO. 157, "FAIR VALUE MEASUREMENTS" ("SFAS 157")

Fair values for GMWB embedded derivatives, reinsured GMIB and GMAB freestanding derivatives and customized derivatives that hedge certain equity markets exposure for GMWB contracts are calculated based upon internally developed models because active, observable markets do not exist for those items. Below is a description of the Company's fair value methodologies for guaranteed benefit liabilities, the related reinsurance and customized derivatives, all accounted for under SFAS 133, prior to the adoption of SFAS 157 and subsequent to adoption of SFAS 157.

PRE-SFAS 157 FAIR VALUE

Prior to January 1, 2008, the Company used the guidance prescribed in SFAS 133 and other related accounting literature on fair value which represented the amount for which a financial instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. However, under that accounting literature, when an estimate of fair value is made for liabilities where no market observable transactions exist for that liability or similar liabilities, market risk margins are only included in the valuation if the margin is identifiable, measurable and significant. If a reliable estimate of market risk margins is not obtainable, the present value of expected future cash flows, discounted at the risk free rate of interest, may be the best available estimate of fair value in the circumstances ("Pre-SFAS 157 Fair Value").

The Pre-SFAS 157 Fair Value is calculated based on actuarial and capital market assumptions related to projected cashflows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior such as lapses, fund selection, resets and withdrawal utilization (for the customized derivatives, policyholder behavior is prescribed in the derivative contract). Because of the dynamic and complex nature of these cashflows, best estimate assumptions and a Monte Carlo stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates and a blend of observable implied index volatility levels are used. Estimating these cashflows involves numerous estimates and subjective judgments including those regarding expected markets rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; forward market volatility assumptions for each underlying index based primarily on a blend of observed market "implied volatility" data; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; three years of history for fund regression; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process. As GMWB obligations are relatively new in the marketplace, actual policyholder behavior experience is limited. As a result, estimates of future policyholder behavior are subjective and based on analogous internal and external data. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The Company's SFAS 157 fair value is calculated as an aggregation of the following components: Pre-SFAS 157 Fair Value, Actively-Managed Volatility Adjustment, Credit Standing Adjustment, Market Illiquidity Premium and Behavior Risk Margin. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. The Company believes the aggregation of each of these components, as necessary and as reconciled or calibrated to the market information available to the Company, results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to market participants in an active liquid market, if one existed, for those market participants to assume the risks associated with the guaranteed minimum benefits, the related reinsurance and customized derivatives, required to be fair valued. Each of the components described below are unobservable in the market place and require subjectivity by the Company in determining their value.

- ACTIVELY-MANAGED VOLATILITY ADJUSTMENT. This component incorporates the basis differential between the observable index implied index volatilities used to calculate the Pre-SFAS 157 component and the actively-managed funds underlying the variable annuity product. The Actively-Managed Volatility Adjustment is calculated using historical fund and weighted index volatilities.

- CREDIT STANDING ADJUSTMENT. This component makes an adjustment that market participants would make to reflect the risk that GMWB obligations or the GMWB reinsurance recoverables will not be fulfilled ("nonperformance risk"). SFAS 157 explicitly requires nonperformance risk to be reflected in fair value. The Company calculates the Credit Standing Adjustment by using default rates provided by rating agencies, adjusted for market recoverability.

- MARKET ILLIQUIDITY PREMIUM. This component makes an adjustment that market participants would require to reflect that GMWB obligations are illiquid and have no market observable exit prices in the capital markets. The Market Illiquidity Premium was determined using inputs that are identified in customized derivative transactions that the Company has entered into to hedge GMWB related risks.

- BEHAVIOR RISK MARGIN. This component adds a margin that market participants would require for the risk that the Company's assumptions about policyholder behavior used in the Pre-SFAS 157 model could differ from actual experience. The Behavior Risk Margin is calculated by taking the difference between adverse policyholder behavior assumptions and the best estimate assumptions used in the Pre-SFAS 157 model using the Company's long-term view on interest rates and volatility. The adverse assumptions incorporate adverse dynamic lapse behavior, greater utilization of the withdrawal features, and the potential for contract holders to shift their investment funds into more aggressive investments when allowed.

SFAS 157 TRANSITION

Pending the release and potential impact of adopting the proposed FASB Staff Position, "Measuring Liabilities under FASB Statement No. 157", if any, the Company expects the impact of adopting SFAS 157 for guaranteed benefits accounted for under SFAS 133 and the related reinsurance, to be recorded in the first quarter of 2008, will be a reduction to net income of $250-$350, after the effects of DAC amortization and income taxes. In addition, net realized capital gains and losses that will be recorded in 2008 and future years are also likely to be more volatile than amounts recorded in prior years. Furthermore, adoption of SFAS 157 will result in lower variable annuity fee income for new business issued in 2008 as fees attributed to the embedded derivative will increase consistent with incorporating additional risk margins and other indicia of "exit value" in the valuation of the embedded derivative.

The Company is still evaluating potential changes to its hedging program as a result of the adoption of SFAS 157. However, based on analysis to date, the Company does not expect significant changes in any of its hedging targets. The loss deferred in accordance with EITF 02-3 of $51 for the customized derivatives used to hedge a portion of the GMWB risk will be recognized in retained earnings upon the adoption of SFAS 157. In addition, the change in value of the customized derivatives due to the initial adoption of SFAS 157 of $35 will also be recorded in retained earnings with subsequent changes in fair value recorded in net realized capital gains (losses) in net income. The Company's adoption of SFAS 157 will not materially impact the fair values of other derivative instruments used to hedge guaranteed minimum benefits, as those instruments are composed primarily of Level 1 and Level 2 inputs and as a result, the Company was already using market observable transactions to value those hedging instruments. Additionally, the adoption of SFAS 157 will not have a significant impact on the fair values of the Company's other financial instruments.

INVESTMENTS

The Company's investments in fixed maturities, which include bonds, redeemable preferred stock and commercial paper; and certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and accordingly, are carried at fair value with the after-tax difference from cost or amortized cost, as adjusted for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs and reserve adjustments, reflected in stockholder's equity as a component of accumulated other comprehensive income ("AOCI"). Policy loans are carried at outstanding balance, which approximates fair value. Mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any. Short-term investments are carried at amortized cost, which approximates fair value. Other investments primarily consist of limited partnership interests and other alternative investments and derivatives instruments. Limited partnerships are accounted for under the equity method and accordingly the Company's share of earnings are included in net investment income. Derivatives instruments are carried at fair value.

VALUATION OF FIXED MATURITIES

The fair value for fixed maturity securities is largely determined by one of three primary pricing methods: third party pricing service market prices, independent broker quotations or pricing matrices. Security pricing is applied using a hierarchy or "waterfall" approach whereby prices are first sought from third party pricing services with the remaining unpriced securities submitted to independent brokers for prices or lastly priced via a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services will normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the asset-backed securities ("ABS"), collaterized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") pricing are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates

Prices from third party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain of the Company's securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third party pricing service or an independent broker quotation. The pricing matrix begins with current spread levels to determine the market price for the security. The credit spreads, as assigned by a nationally recognized rating agency, incorporate the issuer's credit rating and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice annually, as of June 30 and December 31, by an independent third party source and are intended to adjust security prices for issuer-specific factors. The matrix-priced securities at December 31, 2007 and 2006 primarily consisted of non-144A private placements and have an average duration of 4.7 and 5.0 years, respectively. The Company assigns a credit rating to these securities based upon an internal analysis of the issuer's financial strength.

The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of third party pricing services methodologies, review of pricing statistics and trends, back testing recent trades, and monitoring of trading volumes. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon available market data, the price received from the third party is adjusted accordingly.

The following table presents the fair value of fixed maturity securities by pricing source as of December 31, 2007 and 2006.

                                                                      PERCENTAGE                                   PERCENTAGE
                                                            2007       OF TOTAL                          2006       OF TOTAL
                                             FAIR VALUE               FAIR VALUE          FAIR VALUE               FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
Priced via third party pricing services         $35,892                    78.7%             $37,190                    83.3%
Priced via independent broker
 quotations                                       5,931                    13.0%               3,567                     8.0%
Priced via matrices                               3,526                     7.7%               3,810                     8.5%
Priced via other methods                            262                     0.6%                  79                     0.2%
                                              ---------                 -------            ---------                 -------
                                  TOTAL         $45,611                   100.0%             $44,646                   100.0%
                                              ---------                 -------            ---------                 -------

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including assumptions and estimates, a market participant would utilize. As such, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the security was sold immediately.

OTHER-THAN-TEMPORARY IMPAIRMENTS ON AVAILABLE-FOR-SALE SECURITIES

One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects, the effects of changes in interest rates or credit spreads and the recovery period. The Company's accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. If the security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities not subject to EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets" ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and the extent to which the fair value has been or is expected to be less than cost or amortized cost, (b) the financial condition, credit rating and near-term prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.

For certain securitized financial assets with contractual cash flows including ABS, EITF Issue No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an other-than-temporary impairment charge is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Each quarter, during this analysis, the Company asserts its intent and ability to retain until recovery those securities judged to be temporarily impaired. Once identified, these securities are systematically restricted from trading unless approved by the committee. The committee will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been foreseen. Examples of the criteria include, but are not limited to, the deterioration in the issuer's creditworthiness, a change in regulatory requirements or a major business combination or major disposition.

MORTGAGE LOAN IMPAIRMENTS

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowances are recorded in net realized capital gains and losses.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses from investment sales, after deducting the life and pension policyholders' share for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized capital losses when investment losses in value are deemed other-than-temporary. Recoveries of principle received by the Company in excess of expected realizable value from securities previously recorded as other-than-temporarily impaired are included in net realized capital gains. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

NET INVESTMENT INCOME

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For high credit quality securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future principal repayments using the retrospective method. For non-highly rated securitized financial assets any yield adjustments are made using the prospective method. Prepayment fees on fixed maturities and mortgage loans are recorded in net investment income when earned. For limited partnerships, the equity method of accounting is used to recognize the Company's share of earnings. For fixed maturities that have had an other-than-temporary impairment loss, the Company amortizes the new cost basis to par or to the estimated future value over the expected remaining life of the security by adjusting the security's yield.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. For a further discussion of derivative instruments, see the Derivative Instruments section of Note 3.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivative instruments are recognized on the consolidated balance sheets at fair value. As of December 31, 2007 and 2006, approximately 89% and 82% of derivatives, respectively, based upon notional values, were priced by valuation models, which utilize independent market data, while the remaining 11% and 18%, respectively, were priced by broker quotations. The derivatives are valued using mid-market level inputs that are predominantly observable in the market place. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads, interest and equity volatility and equity index levels. The Company performs a monthly analysis on the derivative valuation which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, back testing recent trades, analyzing changes in the market environment and monitoring trading volume. This discussion on derivative pricing excludes the GMWB rider and associated reinsurance contracts as well as the reinsurance contracts associated with the GMIB and GMAB products, which are discussed in the preceding paragraphs under "Accounting for Guaranteed Benefits Offered with Variable Annuities" section.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair-value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency fair value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation ("net investment" hedge) or (5) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

Fair-Value Hedges

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Cash-Flow Hedges

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of income in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Foreign-Currency Hedges

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Net Investment in a Foreign Operation Hedges

Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Other Investment and/or Risk Management Activities

The Company's other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair-value, cash-flow, foreign-currency or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses, both at the hedge's inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the "Change in Variable Cash Flows Method", the "Change in Fair Value Method", the "Hypothetical Derivative Method", or the "Dollar Offset Method".

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is dedesignated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

Embedded Derivatives

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

The Company's derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. Credit exposures are generally quantified daily, netted by counterparty for each legal entity of the Company, and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the exposure policy thresholds which do not exceed $10. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A2/A or better, which are monitored by the Company's internal compliance unit and reviewed frequently by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that derivative contracts, other than exchange traded contracts, currency forward contracts, and certain embedded derivatives, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset. To date, the Company has not incurred any losses on derivative instruments due to counterparty nonperformance.

Product Derivatives and Risk Management

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The Company has also assumed, through reinsurance, from HLIKK GMIB and GMAB. The fair value of the GMWB, GMIB and GMAB is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates, to determine the present value of expected future cash flows produced in the stochastic projection process. Changes in capital market assumptions can significantly change the value of the GMWB, GMIB, and GMAB. In valuing the embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded GMWB derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract recorded in fee income. Upon adoption of SFAS 157, the Company will revise many of the assumptions used to value GMWB, GMIB and GMAB.

For contracts issued prior to July 2003, the Company has a reinsurance arrangement in place to transfer its risk of loss due to GMWB. This arrangement is recognized as a derivative and carried at fair value in reinsurance recoverables. Changes in the fair value of the reinsurance agreement is recorded in net realized capital gains and losses. As of July 2003, the Company had substantially exhausted all of its reinsurance capacity, with respect to contracts issued after July 2003, and began hedging its exposure to the GMWB rider using a sophisticated program involving interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index put options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. During 2007, the Company also purchased customized derivative instruments to hedge capital market risks associated with GMWB. For the years ended December 31, 2007, 2006 and 2005, net realized capital gains and losses included the change in market value of the embedded derivative related to the GMWB and GMAB liability, the derivative reinsurance arrangement and the related derivative contracts that were purchased as economic hedges, the net effect of which was a $283 loss, $26 loss and $46 loss, before deferred policy acquisition costs and tax effects, respectively.

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money', the Company's exposure, after reinsurance, as of December 31, 2007, was $139. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $139.

SEPARATE ACCOUNTS

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts include contracts, wherein the policyholder assumes the investment risk. Separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder.

DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

The deferred policy acquisition costs asset and present value of future profits ("PVFP") intangible asset (hereafter, referred to collectively as "DAC") related to investment contracts and universal life-type contracts (including variable annuities) are amortized in the same way, over the estimated life of the contracts acquired using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities on the Company's balance sheet, such as sales inducement assets and unearned revenue reserves ("URR"). Components of EGPs are used to determine reserves for guaranteed minimum death, income and universal life secondary guarantee benefits accounted for and collectively referred to as "SOP 03-1 reserves". At December 31, 2007 and 2006, the carrying value of the Company's DAC asset was $8.4 billion and $7.3 billion, respectively. At December 31, 2007, the sales inducement, unearned revenue reserves, and SOP 03-1 balances were $445, $1.0 billion and $550, respectively. At December 31, 2006, the sales inducement, unearned revenue reserves and SOP 03-1 reserves were $397, $769 and $483, respectively.

For most contracts, the Company estimates gross profits over a 20 year horizon as estimated profits emerging subsequent to year 20 are immaterial. The Company uses other amortization bases for amortizing DAC, such as gross costs (net of reinsurance), as a replacement for EGPs when EGPs are expected to be negative for multiple years of the contract's life. Actual gross profits, in a given reporting period, that vary from management's initial estimates result in increases or decreases in the rate of amortization, commonly referred to as a "true-up", which are recorded in the current period. The true-up recorded for the years ended December 31, 2007, 2006 and 2005 was an increase to amortization of $0, $45 and $27, respectively.

Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, and are, to a large extent, a function of future account value projections for individual variable annuity products and to a lesser extent for variable universal life products. The projection of future account values requires the use of certain assumptions. The assumptions considered to be important in the projection of future account value, and hence the EGPs, include separate account fund performance, which is impacted by separate account fund mix, less fees assessed against the contract holder's account balance, surrender and lapse rates, interest margin, mortality and hedging costs. The assumptions are developed as part of an annual process and are dependent upon the Company's current best estimates of future events. The Company's current separate account return assumption is approximately 8% (after fund fees, but before mortality and expense charges). Beginning in 2007, the Company estimated gross profits using the mean of EGPs derived from a set of stochastic scenarios that have been calibrated to our estimated separate account return as compared to prior years where we used a single deterministic estimation.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. The estimation process, the underlying assumptions and the resulting EGPs, are evaluated regularly. During the third quarter of 2007 and the fourth quarter of 2006, the Company refined its estimation process for DAC amortization and completed a comprehensive study of assumptions. The Company plans to complete a comprehensive assumption study and refine its estimate of future gross profits during the third quarter of each successive year.

Upon completion of an assumption study, the Company revises its assumptions to reflect its current best estimate, thereby changing its estimate of projected account values and the related EGPs in the DAC, sales inducement and unearned revenue reserve amortization models as well as the SOP 03-1 reserving models. The DAC asset, as well as the sales inducement asset, unearned revenue reserves and SOP 03-1 reserves are adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as "unlocking". An unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

In addition to when a comprehensive assumption study is completed, revisions to best estimate assumptions used to estimate future gross profits are necessary when the EGPs in the Company's models fall outside of an independently determined reasonable range of EGPs. The Company performs a quantitative process each quarter to determine the reasonable range of EGPs. This process involves the use of internally developed models, which run a large number of stochastically determined scenarios of separate account fund performance. Incorporated in each scenario are assumptions with respect to lapse rates, mortality, and expenses, based on the Company's most recent assumption study. These scenarios are run for the Company's individual variable annuity businesses, the Company's Retirement Plans businesses and for the Company's individual variable universal life business and are used to calculate statistically significant ranges of reasonable EGPs. The statistical ranges produced from the stochastic scenarios are compared to the present value of EGPs used in the Company's models. If EGPs used in the Company's models fall outside of the statistical ranges of reasonable EGPs, an "unlock" would be necessary. If EGPs used in the Company's models fall inside of the statistical ranges of reasonable EGPs, the Company will not solely rely on the results of the quantitative analysis to determine the necessity of an unlock. In addition, the Company considers, on a quarterly basis, other qualitative factors such as market, product, regulatory and policyholder behavior trends and may also revise EGPs if those trends are expected to be significant and were not or could not be included in the statistically significant ranges of reasonable EGPs.

UNLOCK RESULTS

During the third quarter of 2007 and the fourth quarter of 2006, the Company completed an annual, comprehensive study of assumptions underlying EGPs, resulting in an "unlock". The study covered all assumptions, including mortality, lapses, expenses, hedging costs, and separate account returns, in substantially all product lines. The new best estimate assumptions were applied to the current in-force to project future gross profits. The after-tax impact on the Company's assets and liabilities as a result of the unlock during the third quarter of 2007 was as follows:

                                                               Unearned           Death             Sales
                                              DAC and           Revenue          Benefit          Inducement
                                                PVFP           Reserves        Reserves (1)         Assets          Total (2)
---------------------------------------------------------------------------------------------------------------------------------
SEGMENT AFTER-TAX (CHARGE) BENEFIT
Retail                                           $181              $(5)             $(4)               $9               $181
Retirement Plans                                   (9)              --               --                --                 (9)
Institutional                                       1               --               --                --                  1
Individual Life                                    24               (8)              --                --                 16
                                               ------            -----             ----              ----             ------
                                   TOTAL         $197             $(13)             $(4)               $9               $189
                                               ------            -----             ----              ----             ------

(1) As a result of the unlock, death benefit reserves, in Retail, decreased $4, pre-tax, offset by a decrease of $10,pre-tax, in reinsurance recoverables.

(2) The following were the most significant contributors to the unlock amounts recorded during the third quarter of 2007:

       - Actual separate account returns were above our aggregated estimated return.

       - During the third quarter of 2007, the Company estimated gross profits using the mean of EGPs derived from a set of stochastic scenarios that have been calibrated to our estimated separate account return as compared to prior year where we used a single deterministic estimation. The impact of this change in estimation was a benefit of $20, after-tax, for variable annuities.

       - As part of its continual enhancement to its assumption setting processes and in connection with its assumption study, the Company included dynamic lapse behavior assumptions. Dynamic lapses reflect that lapse behavior will be different depending upon market movements. The impact of this assumption change along with other base lapse rate changes was an approximate benefit of $40, after-tax, for variable annuities.

As a result of the unlock in the third quarter of 2007, the Company expects an immaterial change to total Company DAC amortization in 2008.

The after-tax impact on the Company's assets and liabilities as a result of the unlock during the fourth quarter of 2006 was as follows:

                                                                   Unearned           Death             Sales
                                                  DAC and          Revenue           Benefit          Inducement
                                                   PVFP            Reserves       Reserves (1)          Assets        Total
---------------------------------------------------------------------------------------------------------------------------------
SEGMENT AFTER-TAX (CHARGE) BENEFIT
Retail                                              $(116)             $5              $(10)               $3          $(118)
Retirement Plans                                       20              --                --                --             20
Individual Life                                       (46)             30                --                --            (16)
                                                  -------            ----             -----              ----        -------
                                      TOTAL         $(142)            $35              $(10)               $3          $(114)
                                                  -------            ----             -----              ----        -------

(1) As a result of the unlock, death benefit reserves, in the Retail, increased $294, offset by an increase of $279 in reinsurance recoverables.

An "unlock" only revises EGPs to reflect current best estimate assumptions. The Company must also test the aggregate recoverability of the DAC and sales inducement assets by comparing the amounts deferred to the present value of total EGPs. In addition, the Company routinely stress tests its DAC and sales inducement assets for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced a significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market. As of December 31, 2007, the Company believed individual variable annuity separate account assets could fall, through a combination of negative market returns, lapses and mortality, by at least 54%, before portions of its DAC and sales inducement assets would be unrecoverable.

RESERVE FOR FUTURE POLICY BENEFITS AND UNPAID LOSSES AND LOSS ADJUSTMENT
EXPENSES

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid losses and future policy benefits. Liabilities for unpaid losses include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as gender, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience. Revisions to assumptions are made consistent with the Company's process for an unlock. See Life Deferred Policy Acquisition Costs and Present value of Future Benefits in this Note.

OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date. Contract holder funds include funding agreements held by VIE issuing medium-term notes.

REVENUE RECOGNITION

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. For the Company's traditional life and group disability products premiums are recognized as revenue when due from policyholders.

FOREIGN CURRENCY TRANSLATION

Foreign currency translation gains and losses are reflected in stockholder's equity as a component of accumulated other comprehensive income. The Company's assumed foreign balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies.

DIVIDENDS TO POLICYHOLDERS

Policyholder dividends are paid to certain policies, which are referred to as participating policies. Such dividends are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance in-force accounted for 7%, 3% and 3% as of December 31, 2007, 2006 and 2005, respectively, of total life insurance in-force. Dividends to policyholders were $11, $22 and $37 for the years ended December 31, 2007, 2006 and 2005, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholder's, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and a credit to a liability.

REINSURANCE

Through both facultative and treaty reinsurance agreements, the Company cedes a share of the risks it has underwritten to other insurance companies. Assumed reinsurance refers to the Company's acceptance of certain insurance risks that other insurance companies have underwritten.

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Earned premiums and incurred losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance contracts. Reinsurance recoverables include balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an allowance for uncollectible reinsurance.

INCOME TAXES

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

2. SEGMENT INFORMATION

The Company has four reporting segments: Retail Products Group ("Retail"), Retirement Plans ("Retirement"), Institutional Solutions Group ("Institutional") and Individual Life. In 2007, the Company changed its reporting for realized gains and losses, as well as credit risk charges previously allocated between Other and each of the reporting segments. All segment data for prior reporting periods have been adjusted to reflect the current segment reporting.

Retail offers individual variable and fixed market value adjusted ("MVA") annuities.

Retirement Plans provides products and services to corporations pursuant to
Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b) of the IRS code.

Institutional primarily offers institutional liability products, including stable value products, structured settlements and institutional annuities (primarily terminal funding cases), as well as variable Private Placement Life Insurance ("PPLI") owned by corporations and high net worth individuals. Furthermore, Institutional offers additional individual products including structured settlements, single premium immediate annuities and longevity assurance.

Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life.

The Company includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reporting segments; intersegment eliminations, guaranteed minimum income benefit ("GMIB'), guaranteed minimum death benefit ("GMDB") and guaranteed minimum accumulation benefit ("GMAB") reinsurance assumed from Hartford Life Insurance KK ("HLIKK"), a related party and subsidiary of Hartford Life, as well as certain group benefit products, including group life and group disability insurance that is directly written by the Company and for which nearly half is ceded to its parent, HLA.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 1. The Company evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. Each operating segment is allocated corporate surplus as needed to support its business.

The following tables represent summarized financial information concerning the Company's segments.

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2007           2006           2005
--------------------------------------------------------------------------------
REVENUES BY PRODUCT LINE
REVENUES
LIFE
 Earned premiums, fees, and other
  considerations
 RETAIL
  Individual annuity:
   Individual variable annuity         $2,103         $1,835         $1,629
   Fixed / MVA Annuity                      1              3             (2)
  Other                                    --             --             --
                                     --------       --------       --------
  Total Retail                          2,104          1,838          1,627
 RETIREMENT PLANS
   401(k)                                 179            154            106
   403(b)/457                              50             45             43
                                     --------       --------       --------
  Total Retirement Plans                  229            199            149
 INSTITUTIONAL
   IIP                                  1,012            623            516
   PPLI                                   224            103            105
                                     --------       --------       --------
  Total Institutional                   1,236            726            621
 INDIVIDUAL LIFE
  Total Individual Life                   760            780            716
 OTHER                                    163            117            147
                                     --------       --------       --------
  Total Life premiums, fees, and
   other considerations                 4,492          3,660          3,260
  Net investment income                 3,048          2,728          2,569
 Net realized capital losses             (934)          (299)            75
                                     --------       --------       --------
                         TOTAL LIFE     6,606          6,089          5,904
                                     --------       --------       --------

NET INCOME (LOSS)                        2007          2006    2005
---------------------------------------------------------------------------------
 Retail                                    $663          $397  $480
 Retirement Plans                            53            94   73
 Institutional                                7            69  107
 Individual Life                            169           137  157
 Other                                     (152)           34   92
                                        -------       -------  ---
                      TOTAL NET INCOME     $740          $731  $909
                                        -------       -------  ---

                                         2007          2006          2005
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
 Retail                                    $815          $835          $934
 Retirement Plans                           355           326           311
 Institutional                            1,226           987           784
 Individual Life                            331           293           272
 Other                                      321           287           268
                                        -------       -------       -------
           TOTAL NET INVESTMENT INCOME   $3,048        $2,728        $2,569
                                        -------       -------       -------
AMORTIZATION OF DEFERRED POLICY
 ACQUISITION AND PRESENT VALUE OF
 FUTURE PROFITS
 Retail                                    $316          $913          $685
 Retirement Plans                            58            (4)           31
 Institutional                               23            32            32
 Individual Life                            117           235           198
 Other                                        1            (1)           (1)
                                        -------       -------       -------
             TOTAL AMORTIZATION OF DAC     $515        $1,175          $945
                                        -------       -------       -------
INCOME TAX EXPENSE (BENEFIT)
Retail                                     $137          $(40)          $11
Retirement Plans                             14            35            22
Institutional                                (5)           26            49
Individual Life                              81            60            73
Other (1)                                   (59)           22            52
                                        -------       -------       -------
              TOTAL INCOME TAX EXPENSE     $168          $103          $207
                                        -------       -------       -------

                                                           DECEMBER 31,
                                                      2007              2006
--------------------------------------------------------------------------------
ASSETS
 Retail                                               $135,244          $129,158
 Retirement Plans                                       28,157            24,596
 Institutional                                          77,990            65,897
 Individual Life                                        15,151            13,810
 Other                                                   9,670             8,009
                                                   -----------       -----------
                                     TOTAL ASSETS     $266,212          $241,470
                                                   -----------       -----------
DAC
 Retail                                                 $5,182            $4,561
 Retirement Plans                                          658               543
 Institutional                                             143               111
 Individual Life                                         2,411             2,119
 Other                                                      (1)               --
                                                   -----------       -----------
                                        TOTAL DAC       $8,393            $7,334
                                                   -----------       -----------
RESERVE FOR FUTURE POLICY BENEFITS
 Retail                                                   $944              $845
 Retirement Plans                                          333               357
 Institutional                                           6,657             5,711
 Individual Life                                           685               575
 Other                                                     777               721
                                                   -----------       -----------
         TOTAL RESERVE FOR FUTURE POLICY BENEFITS       $9,396            $8,209
                                                   -----------       -----------
OTHER POLICYHOLDER FUNDS
 Retail                                                $15,391           $15,008
 Retirement Plans                                        5,591             5,544
 Institutional                                          12,455            11,401
 Individual Life                                         5,210             4,845
 Other                                                   3,730             3,393
                                                   -----------       -----------
                   TOTAL OTHER POLICYHOLDER FUNDS      $42,377           $40,191
                                                   -----------       -----------

3. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                         2007          2006          2005
--------------------------------------------------------------------------------
COMPONENTS OF NET INVESTMENT INCOME
Fixed maturities (1)                     $2,710        $2,459        $2,275
Policy loans                                132           140           142
Mortgage loans on real estate               227           126            64
Other investments                            35            53           125
Gross investment income                   3,104         2,778         2,606
Less: Investment expenses                    56            50            37
                                        -------       -------       -------
                 NET INVESTMENT INCOME   $3,048        $2,728        $2,569
                                        -------       -------       -------
COMPONENTS OF NET REALIZED CAPITAL
 GAINS (LOSSES)
Fixed maturities                          $(248)        $(105)          $57
Equity securities                           (46)           (3)            8
Foreign currency transaction
 remeasurements                             102            18           157
Derivatives and other (2)                  (742)         (209)         (147)
                                        -------       -------       -------
   NET REALIZED CAPITAL GAINS (LOSSES)    $(934)        $(299)          $75
                                        -------       -------       -------

(1)  Includes income on short-term bonds.

(2) Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                        2007           2006          2005
--------------------------------------------------------------------------------
COMPONENTS OF NET UNREALIZED GAINS
 (LOSSES) ON AVAILABLE-FOR-SALE
 SECURITIES
Fixed maturities                          $(597)         $800          $986
Equity securities                           (42)            8             7
Net unrealized gains credited to
 policyholders                                3            (4)           (9)
                                        -------       -------       -------
Net unrealized gains                       (636)          804           984
Deferred income taxes and other items      (304)          304           407
                                        -------       -------       -------
Net unrealized gains (losses), net of
 tax -- end of year                        (332)          500           577
Net unrealized gains, net of tax --
 beginning of year                          500           577         1,124
                                        -------       -------       -------
        CHANGE IN UNREALIZED LOSSES ON
         AVAILABLE-FOR-SALE SECURITIES    $(832)         $(77)        $(547)
                                        -------       -------       -------

COMPONENTS OF FIXED MATURITY INVESTMENTS

                                                                     AS OF DECEMBER 31, 2007
                                                                      GROSS                     GROSS
                                           AMORTIZED                UNREALIZED               UNREALIZED              FAIR
                                             COST                     GAINS                    LOSSES                VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES
ABS                                           $7,602                      $24                     $(519)              $7,107
CMOs
 Agency backed                                   793                       18                        (3)                 808
 Non-agency backed                               411                        4                        (2)                 413
Commercial mortgage-backed
 securities ("CMBS")                          11,515                      159                      (572)              11,102
Corporate                                     21,928                      807                      (571)              22,164
Government/Government agencies
 Foreign                                         465                       35                        (2)                 498
 United States                                   516                       14                        (1)                 529
MBS                                            1,750                       15                       (15)               1,750
States, municipalities and political
 subdivisions                                  1,226                       32                       (20)               1,238
Redeemable preferred stock                         2                        2                        (2)                   2
                                           ---------                 --------                 ---------            ---------
              TOTAL FIXED MATURITIES         $46,208                   $1,110                   $(1,707)             $45,611
                                           ---------                 --------                 ---------            ---------

                                                                      AS OF DECEMBER 31, 2006
                                                                        GROSS                    GROSS
                                             AMORTIZED                UNREALIZED              UNREALIZED             FAIR
                                               COST                     GAINS                   LOSSES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES
ABS                                             $6,170                      $38                    $(41)              $6,167
CMOs
 Agency backed                                     778                        8                      (5)                 781
 Non-agency backed                                  76                       --                      --                   76
Commercial mortgage-backed securities
 ("CMBS")                                       10,806                      146                     (71)              10,881
Corporate                                       21,982                      911                    (206)              22,687
Government/Government agencies
 Foreign                                           568                       44                      (4)                 608
 United States                                     542                        2                      (5)                 539
MBS                                              1,808                        6                     (31)               1,783
States, municipalities and political
 subdivisions                                    1,114                       23                     (15)               1,122
Redeemable preferred stock                           2                       --                      --                    2
                                             ---------                 --------                 -------            ---------
                TOTAL FIXED MATURITIES         $43,846                   $1,178                   $(378)             $44,646
                                             ---------                 --------                 -------            ---------

The amortized cost and estimated fair value of fixed maturity investments at December 31, 2007 by contractual maturity year are shown below.

                                         AMORTIZED COST          FAIR VALUE
--------------------------------------------------------------------------------
MATURITY
One year or less                                 $767                  $805
Over one year through five years                7,389                 7,675
Over five years through ten years               6,041                 5,994
Over ten years                                 21,455                21,059
Subtotal                                       35,652                35,533
ABS, MBS, and CMOs                             10,556                10,078
                                            ---------             ---------
                               TOTAL          $46,208               $45,611
                                            ---------             ---------

Estimated maturities may differ from contractual maturities due to security call or prepayment provisions because of the potential for prepayment on certain mortgage- and asset-backed securities which is why ABS, MBS, and CMOs are not categorized by contractual maturity. The CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk as these securities are generally structured to include forms of call protections such as yield maintenance charges, prepayment penalties or lockouts, and defeasance.

SALES OF FIXED MATURITY AND AVAILABLE-FOR-SALE EQUITY SECURITY INVESTMENTS

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                    2007            2006            2005
--------------------------------------------------------------------------------
SALE OF FIXED MATURITIES
Sale proceeds                       $12,415         $16,159         $15,784
Gross gains                             246             210             302
Gross losses                           (135)           (230)           (218)
SALE OF AVAILABLE-FOR-SALE
 EQUITY SECURITIES
Sale proceeds                          $296            $249             $38
Gross gains                              12               5               8
Gross losses                             (7)             (5)             --
                                  ---------       ---------       ---------

CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The Company is not exposed to any concentration of credit risk of a single issuer greater than 10% of the Company's stockholder's equity other than U.S. government and certain U.S. government agencies. Other than U.S. government and U.S. government agencies, the Company's largest three exposures by issuer including multiple investment grade tranches of the same security as of December 31, 2007 were Wachovia Bank Commercial Mortgage Trust, Goldman Equity Office Properties and PARCS-R and as of December 31, 2006 were Wachovia Bank Commercial Mortgage Trust, General Electric Company, and Citigroup, Inc., which each comprise less than 1.0%, of total invested assets. Wachovia Bank Commercial Mortgage Trust, Goldman Equity Office Properties, and PARCS-R include multiple investment grade tranches.

The Company's largest three exposures by sector, as of December 31, 2007 and 2006, were commercial mortgage and real estate, financial services and residential mortgages which comprised approximately 28%, 14% and 10%, respectively, for 2007 and 26%, 13% and 8%, respectively, for 2006, of total invested assets.

The Company's investments in states, municipalities and political subdivisions are geographically dispersed throughout the United States. As of December 31, 2007 and 2006, the largest concentrations were in California, Oregon, and Illinois which each comprised less than 1% of total invested assets, respectively.

SECURITY UNREALIZED LOSS AGING

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's other-than-temporary impairment policy, see the Investments section of Note 2. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in market value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2007 and 2006.

The following tables present amortized cost, fair value and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007.

                                                                       2007
                                 LESS THAN 12 MONTHS                                           12 MONTHS OR MORE
                   AMORTIZED             FAIR            UNREALIZED          AMORTIZED                FAIR           UNREALIZED
                      COST              VALUE              LOSSES            COST                    VALUE             LOSSES
-----------------------------------------------------------------------------------------------------------------------------------
ABS                   $6,271             $5,789              $(482)                  $497                460              $(37)
CMOs
 Agency
  backed                 270                268                 (2)                    60                 59                (1)
 Non-agency
  backed                  97                 96                 (1)                    33                 32                (1)
CMBS                   5,493              5,010               (483)                 1,808              1,719               (89)
Corporate              8,354              7,920               (434)                 2,554              2,417              (137)
Government/Government
 agencies
 Foreign                  86                 84                 (2)                    43                 43                --
 United
  States                 136                135                 (1)                     7                  7                --
MBS                       49                 48                 (1)                   760                746               (14)
States,
municipalities
 and
 political
 subdivisions            383                373                (10)                   189                179               (10)
Redeemable
 preferred
 stock                     4                  2                 (2)                    --                 --                --
                    --------           --------           --------                -------           --------           -------
  TOTAL FIXED
   MATURITIES         21,143             19,725             (1,418)                 5,951              5,662              (289)
Common stock             106                102                 (4)                    --                 --                --
Non-redeemable
 preferred
 stock                   509                463                (46)                    20                 19                (1)
                    --------           --------           --------                -------           --------           -------
 TOTAL EQUITY            615                565                (50)                    20                 19                (1)
                    --------           --------           --------                -------           --------           -------
        TOTAL
  TEMPORARILY
     IMPAIRED
   SECURITIES        $21,758            $20,290            $(1,468)                $5,971             $5,681             $(290)
                    --------           --------           --------                -------           --------           -------

                                                  2007
                                                  TOTAL
                           AMORTIZED              FAIR              UNREALIZED
                             COST                 VALUE               LOSSES
-----------------------------------------------------------------------------------
ABS                           $6,768               $6,249                $(519)
CMOs
 Agency backed                   330                  327                   (3)
 Non-agency backed               130                  128                   (2)
CMBS                           7,301                6,729                 (572)
Corporate                     10,908               10,337                 (571)
Government/Government
 agencies
 Foreign                         129                  127                   (2)
 United States                   143                  142                   (1)
MBS                              809                  794                  (15)
States,
 municipalities and
 political
 subdivisions                    572                  552                  (20)
Redeemable preferred
 stock                             4                    2                   (2)
                           ---------            ---------            ---------
         TOTAL FIXED
          MATURITIES          27,094               25,387               (1,707)
Common stock                     106                  102                   (4)
Non-redeemable
 preferred stock                 529                  482                  (47)
                           ---------            ---------            ---------
        TOTAL EQUITY             635                  584                  (51)
                           ---------            ---------            ---------
   TOTAL TEMPORARILY
 IMPAIRED SECURITIES         $27,729              $25,971              $(1,758)
                           ---------            ---------            ---------

As of December 31, 2007, fixed maturities, comprised of approximately 2,920 securities, accounted for approximately 97% of the Company's total unrealized loss amount. The remaining 3% primarily consisted of non-redeemable preferred stock in the financial services sector, the majority of which were in an unrealized loss position for less than six months. Other-than-temporary impairments for certain ABS and CMBS are recognized if the fair value of the security, as determined by external pricing sources, is less than its cost or amortized cost and there has been a decrease in the present value of the expected cash flows since the last reporting period. Based on management's best estimate of future cash flows, there were no such ABS and CMBS in an unrealized loss position as of December 31, 2007 that were deemed to be other-than-temporarily impaired.

Fixed maturity securities in an unrealized loss position for less than twelve months were comprised of approximately 1,850 securities. The majority of these securities are investment grade fixed maturities depressed due to changes in credit spreads from the date of purchase. As of December 31, 2007, 81% were securities priced at or greater than 90% of amortized cost. The remaining securities were primarily composed of CMBS, ABS, and corporate securities in the financial services sector, of which 78% had a credit rating of A or above as of December 31, 2007. The severity of the depression resulted from credit spread widening due to tightened lending conditions and the market's flight to quality securities.

Fixed maturity securities depressed for twelve months or more as of December 31, 2007 were comprised of approximately 1,160 securities, with the majority of the unrealized loss amount relating to CMBS, corporate fixed maturities within the financial services sector and ABS. A description of the events contributing to the security types' unrealized loss position and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

CMBS -- The CMBS in an unrealized loss position for twelve months or more as of December 31, 2007 were primarily the result of credit spreads widening from the security purchase date. The recent price depression resulted from widening credit spreads primarily due to tightened lending conditions and the market's flight to quality securities. However, commercial real estate fundamentals still appear strong with delinquencies, defaults and losses holding to relatively low levels. Substantially all of these securities are investment grade securities with an average price of 96% of amortized cost as of December 31, 2007. Future changes in fair value of these securities are primarily dependent on sector fundamentals, credit spread movements, and changes in interest rates.

CORPORATE -- Corporate securities in an unrealized loss position for twelve months or more as of December 31, 2007 were primarily the result of credit spreads widening from the security purchase date primarily due to tightened lending conditions and the market's flight to quality securities. Substantially all of these securities are investment grade securities with an average price of 96% of amortized cost. Future changes in fair value of these securities are primarily dependent on the extent of future issuer credit losses, return of liquidity, and changes in general market conditions, including interest rates and credit spread movements.

MORTGAGE LOANS

The carrying value of mortgage loans on real estate was $4.2 billion and $2.6 billion as of December 31, 2007 and 2006, respectively. The Company's mortgage loans are collateralized by a variety of commercial and agricultural properties. The mortgage loans are diversified both geographically throughout the United States and by property type. At December 31, 2007 and 2006, the Company held no impaired, restructured, delinquent or in-process-of-foreclosure mortgage loans. The Company had no valuation allowance for mortgage loans at December 31, 2007 and 2006.

The following table presents commercial mortgage loans by region and property type.

               COMMERCIAL MORTGAGE LOANS ON REAL ESTATE BY REGION

                                     DECEMBER 31, 2007                                 DECEMBER 31, 2006
                         CARRYING VALUE            PERCENT OF TOTAL        CARRYING VALUE            PERCENT OF TOTAL
------------------------------------------------------------------------------------------------------------------------
East North Central              $101                        2.4%                   $94                        3.6%
East South Central                --                         --                     --                         --
Middle Atlantic                  503                       12.1%                   470                       17.9%
Mountain                         101                        2.4%                    24                        0.9%
New England                      348                        8.4%                   166                        6.3%
Pacific                          959                       23.0%                   523                       19.9%
South Atlantic                   749                       18.0%                   551                       20.9%
West North Central                25                        0.6%                     6                        0.2%
West South Central               179                        4.3%                   100                        3.8%
Other (1)                      1,201                       28.8%                   697                       26.5%
                            --------                    -------               --------                    -------
               TOTAL          $4,166                      100.0%                $2,631                      100.0%
                            --------                    -------               --------                    -------

(1)  Includes multi-regional properties.

           COMMERCIAL MORTGAGE LOANS ON REAL ESTATE BY PROPERTY TYPE

                                     DECEMBER 31, 2007                                 DECEMBER 31, 2006
                      CARRYING VALUE               PERCENT OF TOTAL     CARRYING VALUE               PERCENT OF TOTAL
------------------------------------------------------------------------------------------------------------------------
Industrial                      $424                       10.2%                  $298                       11.3%
Lodging                          424                       10.2%                   413                       15.7%
Agricultural                     236                        5.7%                    58                        2.2%
Multifamily                      708                       17.0%                   250                        9.5%
Office                         1,550                       37.2%                 1,130                       43.0%
Retail                           702                       16.8%                   352                       13.4%
Other                            122                        2.9%                   130                        4.9%
                            --------                    -------               --------                    -------
               TOTAL          $4,166                      100.0%                $2,631                      100.0%
                            --------                    -------               --------                    -------

VARIABLE INTEREST ENTITIES ("VIE")

In the normal course of business, the Company becomes involved with variable interest entities primarily as a collateral manager and through normal investment activities. The Company's involvement includes providing investment management and administrative services, and holding ownership or other investment interests in the entities.

The following table summarizes the total assets, liabilities and maximum exposure to loss relating to VIEs for which the Company has concluded it is the primary beneficiary. Accordingly, the results of operations and financial position of these VIEs are included along with the corresponding minority interest liabilities in the accompanying consolidated financial statements.

                                     DECEMBER 31, 2007                                     DECEMBER 31, 2006
                    CARRYING                           MAXIMUM EXPOSURE   CARRYING                           MAXIMUM EXPOSURE
                    VALUE (1)       LIABILITY (2)         TO LOSS (3)     VALUE (1)       LIABILITY (2)         TO LOSS (3)
------------------------------------------------------------------------------------------------------------------------------
Collateralized
 loan obligations
 ("CLOs") and
 other funds (4)        $359             $199                 $171            $296             $167                 $136
Limited
 partnerships            309              121                  150             103               15                   75
Other investments
 (5)                      65               --                   81              --               --                   --
                       -----            -----                -----           -----            -----                -----
         TOTAL (6)      $733             $320                 $402            $399             $182                 $211
                       -----            -----                -----           -----            -----                -----

(1) The carrying value of CLOs and other funds and Other investments is equal to fair value. Limited partnerships are accounted for under the equity method.

(2) Creditors have no recourse against the Company in the event of default by the VIE.

(3) The maximum exposure to loss does not include changes in fair value or the Company's proportionate shares of earnings associated with limited partnerships accounted for under the equity method. The Company's maximum exposure to loss as of December 31, 2007 and 2006 based on the carrying value was $413 and $217, respectively. The Company's maximum exposure to loss as of December 31, 2007 and 2006 based on the Comany's initial co-investment or amortized cost basis was $402 and $211, respectively.

(4) The Company provides collateral management services and earns a fee associated with these structures.

(5) Other investments include investment structures that are backed by preferred securities.

(6) As of December 31, 2007 and 2006, the Company had relationships with six and four VIEs, respectively, where the Company was the primary beneficiary.

In addition to the VIEs described above, as of December 31, 2007, the Company held variable interests in four VIEs, where the Company is not the primary beneficiary and as a result, these are not consolidated by the Company. As of December 31, 2007, these VIEs included two collateralized bond obligations and two CLOs which are managed by HIMCO. These investments have been held by the Company for a period of one year. The maximum exposure to loss consisting of the Company's investments based on the amortized cost of the non-consolidated VIEs was approximately $100 as of December 31, 2007 For the year ended December 31, 2007 the Company recognized $1 of the maximum exposure to loss representing an other-than-temporary impairment recorded as a realized capital loss.

HIMCO is the collateral manager for four market value CLOs (included in the VIE discussion above) that invest in senior secured bank loans through total return swaps. For two of the CLOs, the Company has determined it is the primary beneficiary and accordingly consolidates the transactions. The maximum exposure to loss for these two consolidated CLOs, which is included in the "Collateral loan obligations and other funds" line in the table above, is $74 of which the Company has recognized a realized capital loss of $19. The Company is not the primary beneficiary for the remaining two CLOs, but maintains a significant involvement in the transactions. The maximum exposure to loss for these remaining two CLOs, included in the $100 in the preceding paragraph, is $14. The CLOs have triggers that allow the total return swap counterparty to terminate the transactions if the fair value of the aggregate referenced bank loan portfolio declines below a stated level.

DERIVATIVE INSTRUMENTS

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options to achieve one of four Company approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions.

On the date the derivative contract is entered into, the Company designates the derivative as a fair-value hedge, cash-flow hedge, foreign-currency hedge, net investment hedge, or held for other investment and/or risk management purposes.

The Company's derivative transactions are used in strategies permitted under the derivatives use plans required by the State of Connecticut and the State of New York insurance departments.

Derivative instruments are recorded in the consolidated balance sheets at fair value. Asset and liability values are determined by calculating the net position, taking into account income accruals and cash collateral held, for each derivative counterparty by legal entity and are presented as of December 31, as follows:

                                         ASSET VALUES        LIABILITY VALUES
                                       2007         2006     2007          2006
--------------------------------------------------------------------------------
Other investments                       $446         $271      $ --         $ --
Reinsurance recoverables                 128           --        --           22
Other policyholder funds and
 benefits payable                          2          172       801           --
Consumer notes                            --           --         5            1
Other liabilities                         --           --       354          589
                                      ------       ------  --------       ------
                               TOTAL    $576         $443    $1,160         $612
                                      ------       ------  --------       ------

The following table summarizes the derivative instruments used by the Company and the primary hedging strategies to which they relate. Derivatives in the Company's separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional value of derivative contracts represents the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 31, 2007 and 2006. The total ineffectiveness of all cash-flow, fair-value and net investment hedges and total change in value of other derivative-based strategies which do not qualify for hedge accounting treatment, including periodic derivative net coupon settlements, are presented below on an after-tax basis for the years ended December 31, 2007 and 2006.

                                                                                                            HEDGE
                                                                                                      INEFFECTIVENESS,
                                                NOTIONAL AMOUNT             FAIR VALUE                    AFTER-TAX
HEDGING STRATEGY                             2007             2006      2007          2006          2007           2006
-------------------------------------------------------------------------------------------------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
 Interest rate swaps are primarily used
 to convert interest receipts on
 floating-rate fixed maturity securities
 to fixed rates. These derivatives are
 predominantly used to better match cash
 receipts from assets with cash
 disbursements required to fund
 liabilities.
 Interest rate swaps are also used to
 hedge a portion of the Company's
 floating-rate guaranteed investment
 contracts. These derivatives convert
 the floating-rate guaranteed investment
 contract payments to a fixed rate to
 better match the cash receipts earned
 from the supporting investment
 portfolio.                                    $4,019          $4,560      $73          $(19)           $1             $(8)
Foreign currency swaps
 Foreign currency swaps are used to
 convert foreign denominated cash flows
 associated with certain foreign
 denominated fixed maturity investments
 to U.S. dollars. The foreign fixed
 maturities are primarily denominated in
 euros and are swapped to minimize cash
 flow fluctuations due to changes in
 currency rates. In addition, foreign
 currency swaps are also used to convert
 foreign denominated cash flows
 associated with certain liability
 payments to U.S. dollars in order to
 minimize cash flow fluctuations due to
 changes in currency rates.                     1,226           1,420     (269)         (318)           (1)             (4)
FAIR-VALUE HEDGES
Interest rate swaps
 Interest rate swaps are used to hedge
 the changes in fair value of certain
 fixed rate liabilities and fixed
 maturity securities due to changes in
 the benchmark interest rate, LIBOR.            3,594           3,303      (38)            7            --              --
Foreign currency swaps
 Foreign currency swaps are used to
 hedge the changes in fair value of
 certain foreign denominated fixed rate
 liabilities due to changes in foreign
 currency rates.                                  696             492       25            (9)           --              --
                                          -----------       ---------  -------       -------       -------       ---------
   TOTAL CASH-FLOW AND FAIR-VALUE HEDGES       $9,535          $9,775    $(209)        $(339)         $ --            $(12)
                                          -----------       ---------  -------       -------       -------       ---------

                                                                                                         DERIVATIVE
                                                                                                      CHANGE IN VALUE,
                                                NOTIONAL AMOUNT             FAIR VALUE                    AFTER-TAX
HEDGING STRATEGY                             2007             2006      2007          2006          2007           2006
-------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENT AND/OR RISK MANAGEMENT
 ACTIVITIES
Interest rate swaps, caps and floors
 The Company uses interest rate swaps,
 caps and floors to manage duration risk
 between assets and liabilities in
 certain portfolios. In addition, the
 Company enters into interest rate swaps
 to terminate existing swaps in hedging
 relationships, thereby offsetting the
 changes in value of the original swap.        $6,666          $4,911     $ --          $(15)          $15            $(27)
Interest rate forwards
 The Company uses interest rate forwards
 to replicate the purchase of
 mortgage-backed securities to manage
 duration risk and liquidity.                      --             644       --            (4)           (1)              5
Foreign currency swaps and forwards
 The Company enters into foreign
 currency swaps and forwards to hedge
 the foreign currency exposures in
 certain of its foreign fixed maturity
 investments.                                     199             162       (8)          (11)           (5)             (7)
Credit default and total return swaps
 The Company enters into credit default
 swap agreements in which the Company
 assumes credit risk of an individual
 entity, referenced index or asset pool.
 These contracts entitle the Company to
 receive a periodic fee in exchange for
 an obligation to compensate the
 derivative counterparty should a credit
 event occur on the part of the
 referenced security issuers. The
 maximum potential future exposure to
 the Company is the notional value of
 the swap contracts, which is $1,202 and
 $786, after-tax, as of December 31,
 2007 and 2006, respectively.                   1,849           1,209     (235)          (92)          (83)             20
 The Company also assumes credit risk
 through total return and credit index
 swaps which reference a specific index
 or collateral portfolio. The maximum
 potential future exposure to the
 Company for the credit index swaps is
 the notional value and for the total
 return swaps is the cash collateral
 associated with the transaction, which
 has termination triggers that limit
 investment losses. As of December 31,
 2007 and 2006, the maximum potential
 future exposure to the Company from
 such contracts is $639 and $707,
 after-tax, respectively.                       1,731           1,629      (62)            1           (48)              1

                                                                                                         DERIVATIVE
                                                                                                      CHANGE IN VALUE,
                                                NOTIONAL AMOUNT             FAIR VALUE                    AFTER-TAX
HEDGING STRATEGY                             2007             2006      2007          2006          2007           2006
-------------------------------------------------------------------------------------------------------------------------------
 The Company enters into credit default
 swap agreements, in which the Company
 reduces credit risk to an individual
 entity. These contracts require the
 Company to pay a derivative
 counterparty a periodic fee in exchange
 for compensation from the counterparty
 should a credit event occur on the part
 of the referenced security issuer. The
 Company entered into these agreements
 as an efficient means to reduce credit
 exposure to specified issuers or
 sectors.                                      $3,494          $1,882      $56           $(8)          $38             $(6)
Yen fixed annuity hedging instruments
 The Company enters into currency rate
 swaps and forwards to mitigate the
 foreign currency exchange rate and yen
 interest rate exposures associated with
 the yen denominated individual fixed
 annuity product. The associated
 liability is adjusted for changes in
 spot rates which was $(66) and $12,
 after-tax, as of December 31, 2007 and
 2006, respectively, and offsets the
 derivative.                                    1,849           1,869     (115)         (225)           34             (64)
GMWB product derivatives
 The Company offers certain variable
 annuity products with a GMWB rider. The
 GMWB is a bifurcated embedded
 derivative that provides the
 policyholder with a GRB if the account
 value is reduced to zero through a
 combination of market declines and
 withdrawals. The GRB is generally equal
 to premiums less withdrawals. The
 policyholder also has the option, after
 a specified time period, to reset the
 GRB to the then-current account value,
 if greater. The notional value of the
 embedded derivative is the GRB balance.
 For a further discussion, see the
 Derivative Instruments section of Note
 2.                                            44,852          37,769     (707)           53          (430)             79
GMWB reinsurance contracts
 Reinsurance arrangements are used to
 offset the Company's exposure to the
 GMWB embedded derivative for the lives
 of the host variable annuity contracts.
 The notional amount of the reinsurance
 contracts is the GRB amount.                   6,579           7,172      128           (22)           83             (19)
GMWB hedging instruments
 The Company enters into derivative
 contracts to economically hedge
 exposure to the volatility associated
 with the portion of the GMWB
 liabilities which are not reinsured.
 These derivative contracts include
 customized swaps, interest rate swaps
 and futures, and equity swaps, put and
 call options, and futures, on certain
 indices including the S&P 500 index,
 EAFE index, and NASDAQ index.                 21,357           8,379      642           346           167             (77)

                                                                                                         DERIVATIVE
                                                                                                      CHANGE IN VALUE,
                                                NOTIONAL AMOUNT             FAIR VALUE                    AFTER-TAX
HEDGING STRATEGY                             2007             2006      2007          2006          2007           2006
-------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum benefit product
 reinsurance contracts
 Reinsurance arrangements are used to
 offset the Company's exposure to the
 GMIB and GMAB embedded derivatives for
 the lives of the host variable annuity
 contracts. The reinsurance contracts
 are accounted for as free-standing
 derivative contracts. The notional
 amount of the reinsurance contracts is
 the yen denominated GRB balance value
 converted at the year-end yen to U.S.
 dollar foreign spot exchange rate.           $18,065         $11,304     $(70)         $119         $(101)           $(35)
Equity index swaps and options
 The Company offers certain equity
 indexed products, which may contain an
 embedded derivative that requires
 bifurcation. The Company enters into
 S&P index swaps and options to
 economically hedge the equity
 volatility risk associated with these
 embedded derivatives. In addition, the
 Company is exposed to bifurcated
 options embedded in certain fixed
 maturity investments.                            149              25      (22)           (1)            1              --
Statutory reserve hedging instruments
 The Company purchases one and two year
 S&P 500 put option contracts to
 economically hedge the statutory
 reserve impact of equity risk arising
 primarily from GMDB and GMWB
 obligations against a decline in the
 equity markets.                                  661           2,220       18            29           (14)             (9)
Coinsurance and modified coinsurance
 reinsurance contract
 During 2007, a subsidiary insurance
 company entered into a coinsurance with
 funds withheld and modified coinsurance
 reinsurance agreement ("Agreement")
 with an affiliate reinsurance company
 to provide statutory surplus relief for
 certain life insurance policies. The
 Agreement is accounted for as a
 financing transaction for GAAP and
 includes a compound embedded
 derivative.                                      655              --       --            --            --              --
      TOTAL OTHER INVESTMENT AND/OR RISK
                   MANAGEMENT ACTIVITIES     $108,106         $79,175    $(375)         $170         $(344)          $(139)
                                          -----------       ---------  -------       -------       -------       ---------
                   TOTAL DERIVATIVES (1)     $117,641         $88,950    $(584)        $(169)        $(344)          $(151)
                                          -----------       ---------  -------       -------       -------       ---------

(1) Derivative change in value includes hedge ineffectiveness for cash-flow and fair-value hedges and total change in value, including periodic derivative net coupon settlements, of derivatives held for other investment and/or risk management activities.

The increase in notional amount since December 31, 2006, is primarily due to an increase in embedded derivatives associated with the GMWB rider, an increase in the related GMWB hedging derivatives, and an increase in the guaranteed minimum benefit riders reinsured from a related party. The Company offers certain variable annuity products with a GMWB rider, which is accounted for as an embedded derivative. For further discussion on the GMWB rider, refer to Note 8 of Notes to Consolidated Financial Statements. For further discussion of the internal reinsurance of the guaranteed minimum benefit riders, including GMIB and GMAB products, which are accounted for as free standing derivatives, refer to Note 8 and Note 16 of Notes to Consolidated Financial Statements.

The increase in notional of GMWB embedded derivatives is primarily due to additional product sales. The increase in notional of GMWB hedging derivatives primarily related to two customized swap contracts that were entered into during 2007 to hedge certain risk components for the remaining term of certain blocks of non-reinsured GMWB riders. These customized derivative contracts provide protection from capital markets risks based on policyholder behavior assumptions as specified by the Company. As of December 31, 2007, these swaps had a notional value of $12.8 billion and a market value of $50. Due to the significance of the non-observable inputs associated with pricing these derivatives, the initial difference between the transaction price and modeled value was deferred in accordance with EITF No. 02-3 "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities" and included in Other Assets in the Condensed Consolidated Balance Sheets. The deferred loss of $51 will be recognized in retained earnings upon the adoption of SFAS 157. In addition, the change in value of the customized derivatives due to the initial adoption of SFAS 157 of $35 will also be recorded in retained earnings with subsequent changes in fair value recorded in net realized capital gains (losses).

The increase in notional of the reinsurance of guaranteed minimum benefit riders is primarily due GMIB product sales as well as depreciation of the U.S. dollar compared to the yen. Also contributing to the increase is a new reinsurance agreement entered into effective September 30, 2007, related to the GMAB rider, which is also accounted for as a free-standing derivative.

The decrease in net fair value of derivative instruments since December 31, 2006, was primarily related to GMWB related derivatives, the internal reinsurance contract associated with GMIB, and credit derivatives, partially offset by the Japanese fixed annuity hedging instruments, interest rate derivatives, and foreign currency swaps. The GMWB related derivatives decreased in value primarily due to liability model assumption updates and modeling refinements made during the year, including those for dynamic lapse behavior and correlations of market returns across underlying indices as well as those to reflect newly reliable market inputs for volatility. The internal reinsurance contract associated with GMIB decreased in value primarily as a result of liability model refinements, a decrease in interest rates, and changes in equity volatility levels. Credit derivatives, including credit default swaps, credit index swaps, and bank loan total return swaps, declined in value due to credit spreads widening. Credit spreads widened primarily due to the deterioration in the U.S. housing market, tightened lending conditions, the market's flight to quality securities, as well as increased likelihood of a U.S. recession. The Japanese fixed annuity contract hedging instruments increased in value primarily due to appreciation of the Japanese yen in comparison to the U.S. dollar. Interest rate derivatives increased in value primarily due to the decline in interest rates. The fair value of foreign currency swaps hedging foreign bonds increased primarily as a result of the sale of certain swaps that were in loss positions due to the weakening of the U.S. dollar in comparison to certain foreign currencies.

The total change in value for derivative-based strategies that do not qualify for hedge accounting treatment ("non-qualifying strategies"), including periodic derivative net coupon settlements, are reported in net realized capital gains (losses). For the years ended December 31, 2007 and 2006, these non-qualifying strategies resulted in after-tax net losses of $(344) and $(139), respectively. For the year ended December 31, 2007, net losses were primarily comprised of net losses on the GMWB related derivatives, net losses on credit derivatives, and net losses associated with the internal reinsurance of GMIB. The net losses on the GMWB rider embedded derivatives were primarily due to liability model assumption updates and modeling refinements made during the year, including those for dynamic lapse behavior and correlations of market returns across underlying indices, as well as other assumption updates made during the second quarter to reflect newly reliable market inputs for volatility. The net losses on credit derivatives, including credit default swaps, credit index swaps, and total return swaps, were due to credit spreads widening. The net losses associated with the internal reinsurance of GMIB were primarily driven by liability model refinements, a decrease in interest rates, and changes in equity volatility levels. For the year ended December 31, 2006, losses were largely comprised of losses on the reinsurance of GMIB, net losses on GMWB rider and hedging derivatives primarily driven by modeling refinements, net losses on interest rate derivatives due to an increase in interest rates, and net losses on the Japanese fixed annuity hedging instruments primarily due to an increase in Japan interest rates.

As of December 31, 2007 and 2006, the after-tax deferred net (losses) on derivative instruments recorded in accumulated other comprehensive income (loss) ("AOCI") that are expected to be reclassified to earnings during the next twelve months are $(16) and $(8), respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. For the year ended December 31, 2007 and 2006, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

For the year ended December 31, 2005, after-tax net gains (losses) representing the total ineffectiveness of all cash-flow hedges was $(6) and fair-value hedges was $2, while there were no net gains (losses) on net investment hedges.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in securities lending programs to generate additional income, whereby certain domestic fixed income securities are loaned for a specified period of time from the Company's portfolio to qualifying third parties, via two lending agents. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or U.S. Government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of securities lending programs, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2007 and 2006, the fair value of the loaned securities was approximately $2.1 billion and $1.6 billion, respectively, and was included in fixed maturities, equities, available for sale, and short-term investments in the consolidated balance sheets. The Company earns income from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $6 and $2 for the years ended December 31, 2007 and 2006, respectively, which was included in net investment income.

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2007 and 2006, collateral pledged having a fair value of $355 and $441, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities and the collateral pledged at December 31, 2007 and 2006, were as follows:

                                            2007      2006
------------------------------------------------------------
LOANED SECURITIES AND COLLATERAL PLEDGED
ABS                                             $4        $3
CMO                                             21        --
CMBS                                           244       169
Corporate                                    1,554     1,339
MBS                                            221       152
Government/Government Agencies
 Foreign                                        14         4
 United States                                 303       327
Short-term                                       1        --
Preferred stock                                 53        --
                                          --------  --------
                                   TOTAL    $2,415    $1,994
                                          --------  --------

As of December 31, 2007 and 2006, the Company had accepted collateral relating to securities lending programs and collateral arrangements consisting of cash, U.S. Government and U.S. Government agency securities with a fair value of $3.3 billion and $1.8 billion, respectively. At December 31, 2007 and 2006, cash collateral of $3.1 billion and $1.6 billion, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities with a corresponding amount predominately recorded in other liabilities. At December 31, 2007 and 2006, cash received from derivative counterparties of $175 and $109, respectively, was netted against the derivative assets values in accordance with FSP FIN 39-1 and recorded in other assets. For further discussion on the adoption of FSP FIN 39-1, see Note 2. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty. The Company incurred no counterparty default for the years ended December 31, 2007 and 2006. As of December 31, 2007 and 2006, noncash collateral accepted was held in separate custodial accounts.

SECURITIES ON DEPOSIT WITH STATES

The Company is required by law to deposit securities with government agencies in states where it conducts business. As of December 31, 2007 and 2006, the fair value of securities on deposit was approximately $14 and $9, respectively.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107 "Disclosure about Fair Value of Financial Instruments", requires disclosure of fair value information of financial instruments.

For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts other than financial guarantees and investment contracts.

The Company uses the following methods and assumptions in estimating the fair value of each class of financial instrument. Fair value for fixed maturities and marketable equity securities approximates those quotations published by applicable stock exchanges or received from other reliable sources.

For policy loans and short-term investments, carrying amounts approximate fair value.

Fair value of other investments, which primarily consist of partnership investments, is based on external market valuations from partnership management.

For mortgage loans on real estate, fair values were estimated using discounted cash flow calculations based on current incremental lending rates for similar type loans.

Derivative instruments are reported at fair value based upon either pricing valuation models, which utilize market data inputs and that are obtained from independent third parties or independent broker quotations.

Other policyholder funds and benefits payable fair value information is determined by estimating future cash flows, discounted at the current market rate. For further discussion of other policyholder funds and derivatives, see
Note 1.

Fair value of consumer notes is based on discounted cash flow calculations based on the current market rates.

The carrying amount and fair values of the Company's financial instruments as of December 31, 2007 and 2006 were as follows:

                                        2007                          2006
                               CARRYING            FAIR       CARRYING          FAIR
                                AMOUNT             VALUE       AMOUNT           VALUE
----------------------------------------------------------------------------------------------
ASSETS
 Fixed maturities                $45,611          $45,611      $44,646          $44,646
 Equity securities                   722              722      276              276
 Policy loans                      2,016            2,016      2,009            2,009
 Mortgage loans on real
  estate                           4,166            4,169      2,631            2,619
 Short-term investments              752              752      694              694
 Other investments (1)               480              480      273              273
LIABILITIES
 Other policyholder funds
  and benefits payable
  (2)                            $15,148          $15,097      $13,931          $13,186
 Consumer notes                      809              814      258              260
                               ---------          -------      --                --

(1) 2007 and 2006 includes $446 and $271 of derivative related assets, respectively.

(2) Excludes universal life insurance contracts, including corporate owned life insurance.

5. REINSURANCE

The Company cedes insurance to other insurers in order to limit its maximum losses to diversify its exposures and provide surplus relief. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. As of December 31, 2007and 2006, the Company had no reinsurance recoverables and related concentrations of credit risk greater than 10% of the Company's stockholder's equity.

In accordance with normal industry practice, the Company is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2007, the Company's policy for the largest amount retained on any one life doubled from $5 to $10 compared to the corresponding 2006 and 2005 periods.

Insurance fees, earned premiums and other were comprised of the following:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2007           2006           2005
--------------------------------------------------------------------------------
Gross fee income, earned premiums
 and other                             $5,173         $4,360         $4,019
Reinsurance assumed                        13             19             39
Reinsurance ceded                        (694)          (719)          (798)
                                     --------       --------       --------
NET FEE INCOME, EARNED PREMIUMS AND
                              OTHER    $4,492         $3,660         $3,260
                                     --------       --------       --------

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing all or a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies. Coinsurance with funds withheld is a form of coinsurance except that the investment assets that support the liabilities are withheld by the ceding company.

In addition, the Company reinsures the majority of minimum death benefit guarantees as well as guaranteed minimum withdrawal benefits, on contracts issued prior to July 2003, offered in connection with its variable annuity contracts.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $285, $241 and $378 for the years ended December 31, 2007, 2006 and 2005, respectively. The Company also assumes reinsurance from other insurers.

The Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $132, $166 and $130 in 2007, 2006 and 2005, respectively, and accident and health premium of $243, $259 and $221, respectively, to HLA.

6. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                       2007           2006           2005
--------------------------------------------------------------------------------
BALANCE, JANUARY 1, BEFORE
 CUMULATIVE EFFECT OF ACCOUNTING
 CHANGE, PRE-TAX                      $ 7,334        $ 7,101        $ 6,453
Cumulative effect of accounting
 change, pre-tax (SOP05-1)                (20)            --             --
BALANCE, JANUARY 1, AS ADJUSTED         7,314          7,101          6,453
Capitalization                          1,400          1,351          1,226
Amortization -- Deferred policy
 acquisitions costs and present
 value of future profits                 (817)        (1,033)          (945)
AMORTIZATION -- UNLOCK, PRE-TAX (1)       302           (142)            --
Adjustments to unrealized gains and
 losses on securities
 available-for-sale and other             194             57            367
                                     --------       --------       --------
BALANCE, DECEMBER 31                   $8,393         $7,334         $7,101
                                     --------       --------       --------

(1) For a discussion of unlock effects, see Unlock Results in Note 1.

Estimated future net amortization expense of present value of future profits for the succeeding five years is as follows.

For the years ended December 31,
--------------------------------------------------------------------------------
2008                                                                         $27
2009                                                                         $27
2010                                                                         $25
2011                                                                         $23
2012                                                                         $22
--------------------------------------------------------------------------------

7. GOODWILL AND OTHER INTANGIBLE ASSETS

As of December 31, 2007 and December 31, 2006, the carrying amount of goodwill for the Company's Retail Products segment was $85 and for the Company's Individual Life segment was $101.

The Company's goodwill impairment test performed in accordance with SFAS No. 142 "Goodwill and Other Intangible Assets", resulted in no write-downs for the years ended December 31, 2007 and 2006.

For a discussion of present value of future profits that continue to be subject to amortization and aggregate amortization expense, see Note 6.

8. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Company records the variable portion of individual variable annuities, 401(k), institutional, 403(b)/457, private placement life and variable life insurance products within separate account assets and liabilities, which are reported at fair value. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by the policyholder, are offset by the related liability changes within the same line item in the consolidated statements of operations. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2007, 2006 and 2005 there were no gains or losses on transfers of assets from the general account to the separate account.

Many of the variable annuity and universal life ("UL") contracts issued or reinsured by the Company offer various guaranteed minimum death and withdrawal benefits and UL secondary guarantee benefits. UL secondary guarantee benefits ensure that your policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. Guaranteed minimum death benefits are offered in various forms as described in further detail throughout this Note. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Changes in the gross guaranteed minimum death benefit ("GMDB") and UL secondary guarantee benefits sold with annuity and/or UL products accounted for and collectively known as "SOP 03-1 reserve liabilities" are as follows:

                                                                UL SECONDARY
                                               GMDB (1)        GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2007          $ 476                 7
Incurred                                           144                12
Unlock                                              (4)               --
Paid                                               (85)               --
                                                ------               ---
LIABILITY BALANCE AS OF DECEMBER 31, 2007         $531                19
                                                ------               ---

(1) The reinsurance recoverable asset related to the GMDB was $325 as of December 31, 2007. The reinsurance recoverable asset related to the UL Secondary Guarantees was $10 as of December 31, 2007.

                                                                UL SECONDARY
                                               GMDB (1)        GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2006          $ 158                 5
Incurred                                           130                 2
Unlock                                             294                --
Paid                                              (106)               --
                                                ------               ---
LIABILITY BALANCE AS OF DECEMBER 31, 2006         $476                 7
                                                ------               ---

(1) The reinsurance recoverable asset related to the GMDB was $316 as of December 31, 2006. The reinsurance recoverable asset related to the UL Secondary Guarantees was $6 as of December 31, 2006.

The net SOP 03-1 reserve liabilities are established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The SOP 03-1 reserve liabilities are recorded in Future Policy Benefits on the Company's balance sheet. Changes in the SOP 03-1 liabilities are recorded in benefits, losses and loss adjustment expenses in the Company's statement of income. In a manner consistent with the Company's accounting policy for deferred acquisition costs, the Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised. As described within the Unlock Results in Note 1, the Company unlocked its assumptions related to its SOP 03-1 reserves during the third quarter of 2007 and the fourth quarter of 2006.

The determination of the SOP 03-1 reserve liabilities and their related reinsurance recoverables, are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used as of December 31, 2007:

GMDB:

- 1000 stochastically generated investment performance scenarios for all issue years

- For all issue years, the weighted average return is 8% after fund fees, but before mortality and expense charges; it varies by asset class with a low of 3% for cash and a high of 11% for aggressive equities.

- Discount rate of 7.5% for issue year 2002 & prior; discount rate of 7% for issue year 2003 & 2004 and discount rate of 5.6% for issue year 2005 -- 2007.

- Volatilities also vary by asset class with a low of 1% for cash, a high of 15% for aggressive equities, and a weighted average of 12%.

- 100% of the Hartford experience mortality table was used for the mortality assumptions

- Lapse rates by calendar year vary from a low of 8% to a high of 13%, with an average of 11%

UL SECONDARY GUARANTEES:

- Discount rate of 4.75% for issue year 2004, discount rate of 4.50% for issue year 2005 & 2006, and discount rate of 4.25% for issue year 2007.

-   100% of the Hartford pricing mortality table for mortality assumptions.

- Lapse rates for single life policies average 3% in policy years 1-10, declining to 0% by age 95. Lapse rate for last survivor policies is 0.4%.

The following table provides details concerning GMDB exposure:

 BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE AT DECEMBER 31, 2007

                                                                                           RETAINED          WEIGHTED AVERAGE
                                                       ACCOUNT        NET AMOUNT          NET AMOUNT          ATTAINED AGE OF
                                                        VALUE          AT RISK             AT RISK               ANNUITANT
---------------------------------------------------------------------------------------------------------------------------------
Maximum anniversary value (MAV) (1)
MAV only                                                 $47,463         $3,557               $419                   65
With 5% rollup (2)                                         3,360            285                 67                   64
With Earnings Protection Benefit Rider (EPB) (3)           5,463            530                 85                   62
With 5% rollup & EPB                                       1,333            155                 30                   64
Total MAV                                                 57,619          4,527                601
Asset Protection Benefit (APB) (4)                        42,489            446                242                   62
Lifetime Income Benefit (LIB) (5)                         10,273             25                 25                   62
Reset (6) (5-7 years)                                      6,132             80                 80                   66
Return of Premium (7)/Other                               10,321             28                 28                   54
                                                     -----------       --------             ------                  ---
                                              TOTAL     $126,834         $5,106               $976                   63
                                                     -----------       --------             ------                  ---

(1) MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

(2) Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

(3) EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

(4) APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

(5) LIB: the death benefit is the greatest of current account value or MAV, net premiums paid, or a benefit amount that ratchets over time, generally based on market performance.

(6) Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

(7) Return of premium: the death benefit is the greater of current account value and net premiums paid.

The Company offers certain variable annuity products with a GMWB rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specific percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. For certain of the withdrawal benefit features, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. In addition, the Company has introduced features, for contracts issued beginning in the fourth quarter of 2005, that allow policyholders to receive the guaranteed annual withdrawal amount for as long as they are alive. Through this feature, the policyholder or their beneficiary will receive the GRB and the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap.

The GMWB represents an embedded derivative in the variable annuity contracts that is required to be reported separately from the host variable annuity contract. The GMIB and GMAB reinsurance represent free-standing derivatives and are carried at fair value and reported in other policyholder funds. See Note 16 for additional disclosure concerning reinsurance agreements. The fair value of the GMWB obligation, as well as the GMIB and GMAB obligations, assumed from a related party are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based primarily on a blend of observed market

"implied volatility"; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions. In addition, management regularly evaluates the valuation model, incorporating emerging valuation techniques where appropriate, including drawing on the expertise of market participants and valuation experts. During, the second quarter of 2007, the Company reflected newly reliable market inputs for volatility on Standard and Poor's ("S&P") 500, National Association of Securities Dealers Automated Quotations ("NASDAQ") and Europe, Australasia and Far East ("EAFE") index options.

As of December 31, 2007 and December 31, 2006, the embedded derivative (liability) asset recorded for GMWB, before reinsurance or hedging, was $(707) and $53, respectively. During 2007, 2006 and 2005 the change in value of the GMWB, before reinsurance and hedging, reported in realized gains (losses) was $(661), $121and ($64), respectively. Included in the realized gain (loss) for the years ended December 31, 2007 and 2006 were liability model refinements, changes in policyholder behavior assumptions and changes in other assumptions to reflect newly reliable market inputs for volatility of a net $(234) and $(2), respectively.

As of December 31, 2007 and 2006, $46.3 billion, or 82%, and $37.3 billion, or 77%, respectively, of account value representing substantially all of the contracts written after July 2003 with the GMWB feature, were unreinsured. In order to minimize the volatility associated with the unreinsured GMWB liabilities, the Company has established a risk management strategy. During the second and third quarter of 2007, as part of the Company's risk management strategy, the Company purchased two customized swap contracts which hedge certain capital market risk components for the remaining term of certain blocks of the non-reinsured GMWB riders. As of December 31, 2007, these swaps had a notional value of $12.8 billion. These customized derivative contracts provide protection from capital markets risks based on policyholder behavior assumptions as specified by the Company. The Company also uses other derivative instruments to hedge its unreinsured GMWB exposure including interest rate futures, S&P 500 and NASDAQ index options and futures contracts and EAFE Index swaps to hedge GMWB exposure to international equity markets. The total (reinsured and unreinsured) GRB as of December 31, 2007 and 2006 was $44.8 billion and $37.8 billion, respectively.

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure, after reinsurance, as of December 31, 2007 and 2006, was $139 and $8, respectively. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $139.

Account balances of contracts with guarantees were invested in variable separate accounts as follows:

                                      AS OF                      AS OF
                                  DECEMBER 31,               DECEMBER 31,
                                      2007                       2006
--------------------------------------------------------------------------------
ASSET TYPE
Equity securities                     $109,354                   $104,687
Cash and cash equivalents                9,975                      8,931
                                   -----------                -----------
                     TOTAL            $119,329                   $113,618
                                   -----------                -----------

As of December 31, 2007, approximately 12% of the equity securities above were invested in fixed income securities through these funds and approximately 88% were invested in equity securities.

9. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. The expense associated with offering a bonus is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract. Consistent with the Company's unlock, the Company unlocked the amortization of the sales inducement asset. See Note 1, for more information concerning the unlock.

Changes in deferred sales inducement activity were as follows for the years ended December 31,:

                                                         2007         2006
--------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                              $397         $359
Cumulative effect of accounting change, pre-tax (SOP
 05-1)                                                      (1)          --
BALANCE, JANUARY 1, AS ADJUSTED                            396          359
Sales inducements deferred                                  97           84
Unlock                                                     (15)           4
Amortization charged to income                             (33)         (50)
                                                        ------       ------
BALANCE, END OF PERIOD                                    $445         $397
                                                        ------       ------

10. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is involved in claims litigation arising in the ordinary course of business, both as a liability insurer defending or providing indemnity for third-party claims brought against insureds and as an insurer defending coverage claims brought against it. The Company accounts for such activity through the establishment of unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with mutual funds and structured settlements. The Company also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- Following the New York Attorney General's filing of a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh") in October 2004 alleging that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them, private plaintiffs brought several lawsuits against The Hartford predicated on the allegations in the Marsh complaint, to which The Hartford was not party. Among these is a multidistrict litigation in the United States District Court for the District of New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Company is named in the group benefits products complaint. The complaints assert, on behalf of a putative class of persons who purchased insurance through broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits products complaint, claims under ERISA. The claims are predicated upon allegedly undisclosed or otherwise improper payments of contingent commissions to the broker defendants to steer business to the insurance company defendants. . The district court has dismissed the Sherman Act and RICO claims in both complaints for failure to state a claim and has granted the defendants' motions for summary judgment on the ERISA claims in the group-benefits products complaint . The district court further has declined to exercise supplemental jurisdiction over the state law claims, has dismissed those state law claims without prejudice, and has closed both cases. The plaintiffs have appealed the dismissal of the Sherman Act, RICO and ERISA claims.

REGULATORY DEVELOPMENTS

On July 23, 2007, The Hartford entered into an agreement (the "Agreement") with the New York Attorney General's Office, the Connecticut Attorney General's Office, and the Illinois Attorney General's Office to resolve (i) the previously disclosed investigations by these Attorneys General regarding, among other things, The Hartford's compensation agreements with brokers, alleged participation in arrangements to submit inflated bids, sale of fixed and individual annuities used to fund structured settlements, and marketing and sale of individual and group variable annuity products and (ii) the previously disclosed investigation by the New York Attorney General's Office of aspects of The Hartford's variable annuity and mutual fund operations related to market timing. In light of the Agreement, the Staff of the Securities and Exchange Commission has informed The Hartford that it has determined to conclude its previously disclosed investigation into market timing without taking any action. Under the terms of the Agreement, The Hartford paid $115, of which $84 represents restitution for market timing, $5 represents restitution for issues relating to the compensation of brokers, and $26 is a civil penalty.

Hartford Life recorded charges of $54, after-tax, in the aggregate, none of which was attributed to the Company, through the first quarter of 2007 to establish a reserve for the market timing matters and, based on the settlement discussed above, Hartford Life recorded an additional charge of $21, after-tax, in the second quarter of 2007. In the second quarter of 2007, $75, after-tax, representing all of the charges that had been recorded at Hartford Life, was attributed to and recorded at the Company.

LEASES

The rent paid to Hartford Fire for operating leases entered into by the Company was $27, $35 and $35 for the years ended December 31, 2007, 2006 and 2005, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense for the facility located in Simsbury, Connecticut, which expires on December 31, 2007, as this operating lease will be replaced by a capital lease between its parent Company HLA and Hartford Fire Insurance Company, amounted to approximately $6, $27 and $27 for the years ended December 31, 2007, 2006 and 2005, respectively.

Future minimum rental commitments on all operating leases are as follows:

2008                                                                         $17
2009                                                                          11
2010                                                                           8
2011                                                                           5
2012                                                                           2
Thereafter                                                                     2
                                                                            ----
                                                                     TOTAL  $ 45
                                                                            ----

TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The IRS began its audit of the 2002-2003 tax years in 2005 and the Company expects the audit to be concluded in early 2008. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

The separate account dividends received deduction ("DRD") is estimated for the current year using information from the prior year-end, adjusted for current year equity market performance. The estimated DRD is generally updated in the third quarter for the provision-to-filed-return adjustments, and in the fourth quarter based on current year ultimate mutual fund distributions and fee income from the Company's variable insurance products. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received by the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company's taxable income before the DRD. The Company recorded benefits of $155, $174 and $184 related to the separate account DRD in the year ended December 31, 2007, December 31, 2006 and December 31, 2005, respectively. The 2007 benefit included a tax of $1 related to a true-up of the prior year tax return, the 2006 benefit included a benefit of $6 related to true-ups of prior years' tax returns and the 2005 benefit included a benefit of $3 related to a true-up of the prior year tax return

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. Management believes that it is highly likely that any such regulations would apply prospectively only.

The Company receives a foreign tax credit ("FTC") against its U.S. tax liability for foreign taxes paid by the Company including payments from its separate account assets. The separate account FTC is estimated for the current year using information from the most recent filed return, adjusted for the change in the allocation of separate account investments to the international equity markets during the current year. The actual current year FTC can vary from the estimates due to actual FTCs passed through by the mutual funds. The Company recorded benefits of $11 and $17 related to separate account FTC in the year ended December 31, 2007 and December 31, 2006, respectively. These amounts included benefits related to true-ups of prior years' tax returns of $0 and $7 in 2007 and 2006, respectively.

UNFUNDED COMMITMENTS

At December 31, 2007, the Company has outstanding commitments totaling $888, of which $616 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to three years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

The Company accounts for guaranty fund and other insurance assessments in accordance with Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". Liabilities for guaranty fund and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2007 and 2006, the liability balance was $4 and $4, respectively. As of December 31, 2007 and 2006, $12 and $13, respectively, related to premium tax offsets were included in other assets.

11. INCOME TAX

The Company is included in The Hartford's consolidated Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, generally will be determined as though the Company were filing a separate Federal income tax return with current credit for net losses to the extent the losses provide a benefit in the consolidated return.

Income tax expense (benefit) is as follows:

                                                      FOR THE YEARS ENDED
                                                          DECEMBER 31,
                                                 2007         2006         2005
--------------------------------------------------------------------------------
Current                                           $106         $115          $71
Deferred                                            62          (12)         136
                                                ------       ------       ------
                            INCOME TAX EXPENSE    $168         $103         $207
                                                ------       ------       ------

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                                 FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                            2007         2006         2005
--------------------------------------------------------------------------------
Tax provision at the U.S. federal
 statutory rate                              $318         $292         $391
Dividends received deduction                 (155)        (174)        (184)
Penalties                                       7           --            1
Foreign related investments                   (11)         (10)          (2)
Other                                           9           (5)           1
                                           ------       ------       ------
                                    TOTAL    $168         $103         $207
                                           ------       ------       ------

Deferred tax assets (liabilities) include the following as of December 31:

                                                    2007            2006
--------------------------------------------------------------------------------
DEFERRED TAX ASSETS
Tax basis deferred policy acquisition costs            $682            $568
Unrealized Loss on Investments                          294              --
Other Investment-related items                          455             179
Minimum tax credit                                      239             217
Foreign tax credit carryovers                            --               7
Other                                                    17              --
                                                  ---------       ---------
                       TOTAL DEFERRED TAX ASSETS      1,687             971
DEFERRED TAX LIABILITIES
Financial statement deferred policy acquisition
 costs and reserves                                  (1,775)         (1,252)
Net unrealized gains on equity securities                --            (169)
Employee benefits                                       (36)            (39)
Other                                                    --              (2)
                                                  ---------       ---------
                  TOTAL DEFERRED TAX LIABILITIES     (1,811)         (1,462)
                                                  ---------       ---------
                    TOTAL DEFERRED TAX LIABILITY      $(124)          $(491)
                                                  ---------       ---------

The Company had current federal income tax (payable) receivable of $62 and $(78) as of December 31, 2007 and 2006, respectively.

In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes. Accordingly, no valuation allowance has been recorded.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2002. During 2005, the Internal Revenue Service ("IRS") commenced an examination of the Company's U.S. income tax returns for 2002 through 2003 that is anticipated to be completed in early 2008. The 2004 through 2006 examination will begin in 2008. The Company anticipates that it is reasonably possible that the Internal Revenue Service will issue the 2002-2003 Revenue Agent's Report within 12 months. The Company does not anticipate that the outcome of the audit will result in a material change to its financial position.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007. As a result of the adoption, the Company recognized an $11 decrease in the liability for unrecognized tax benefits and a corresponding increase in the January 1, 2007 balance of retained earnings. The Company had no balance of unrecognized tax benefits as of January 1, 2007 or December 31, 2007. The Company classifies interest and penalties (if applicable) as income tax expense in the financial statements.

12. DEBT

CONSUMER NOTES

On September 8, 2006, Hartford Life Insurance Company filed a shelf registration statement with the SEC (Registration Statement No. 333-137215), effective immediately, for the offering and sale of Hartford Life Income Notes SM and Hartford Life medium-term notes (collectively called "Consumer Notes"). There are no limitations on the ability to issue additional indebtedness in the form of Hartford Life Income Notes SM and Hartford Life medium-term notes.

Institutional Solutions Group began issuing Consumer Notes through its Retail Investor Notes Program in September 2006. A Consumer Note is an investment product distributed through broker-dealers directly to retail investors as medium-term, publicly traded fixed or floating rate, or a combination of fixed and floating rate, notes. In addition, discount notes, amortizing notes and indexed notes may also be offered and issued. Consumer Notes are part of the Company's spread-based business and proceeds are used to purchase investment products, primarily fixed rate bonds. Proceeds are not used for general operating purposes. Consumer Notes are offered weekly with maturities up to 30 years and varying interest rates and may include a call provision. Certain Consumer Notes may be redeemed by the holder in the event of death. Redemptions are subject to certain limitations, including calendar year aggregate and individual limits equal to the greater of $1 or 1% of the aggregate principal amount of the notes and $250 thousand per individual, respectively. Derivative instruments will be utilized to hedge the Company's exposure to interest rate risk in accordance with Company policy.

As of December 31, 2007 and 2006, $809 and $258 of consumer notes had been issued. As of December 31, 2007, these consumer notes have interest rates ranging from 4.75% to 6.25% for fixed notes and, for variable notes, either consumer price index plus 157 to 267 basis points, or indexed to the S&P 500, Dow Jones Industrials or the Nikkei 225. The aggregate maturities of consumer notes are as follows: $222 in 2008, $494 in 2009, $34 in 2010, $19 in 2011 and
$40 thereafter. For the year ended December 31, 2007 and 2006, interest credited to holders of consumer notes was $11 and $2, respectively.

13. STATUTORY RESULTS

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                              2007          2006          2005
--------------------------------------------------------------------------------
Statutory net income                            $255          $777          $393
                                             -------       -------       -------
Statutory capital and surplus                 $4,448        $3,276        $3,022
                                             -------       -------       -------

A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. As of December 31, 2007, the maximum amount of statutory dividends which may be paid by the Company in 2008, without prior approval, is $445.

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in accordance with accounting practices prescribed by the applicable insurance department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules.

14. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

Hartford Life's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $22, $22 and $21 for the years ended December 31, 2007, 2006 and 2005, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan under which designated contributions may be invested in common stock of The Hartford or certain other investments. These contributions are matched, up to 3% of compensation, by the Company. In 2004, the Company began allocating a percentage of base salary to the Plan for eligible employees. In 2007, employees who had salaries of less than $100,000 per year received a contribution of 1.5% of base salary and employees who had salaries of $100,000 or more per year received a contribution of 0.5% of base salary. The cost to Hartford Life for this plan was approximately $11, $9 and $8 for the years ended December 31, 2007, 2006 and 2005, respectively.

15. STOCK COMPENSATION PLANS

Hartford Life's employees are included in The Hartford 2005 Incentive Stock Plan and The Hartford Employee Stock Purchase Plan.

The Hartford has two primary stock-based compensation plans which are described below. Shares issued in satisfaction of stock-based compensation may be made available from authorized but unissued shares, shares held by The Hartford in treasury or from shares purchased in the open market. The Hartford typically issues new shares in satisfaction of stock-based compensation. Hartford Life was allocated compensation expense of $21 million, $19 million and $15 million for the years ended December 31, 2007, 2006 and 2005, respectively. Hartford Life's income tax benefit recognized for stock-based compensation plans was $7 million, $6 million and $5 million for the years ended December 31, 2007, 2006 and 2005, respectively. Hartford Life did not capitalize any cost of stock-based compensation.

STOCK PLAN

In 2005, the shareholders of The Hartford approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"), which superseded and replaced The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors. The terms of the 2005 Stock Plan are substantially similar to the terms of these superseded plans.

The 2005 Stock Plan provides for awards to be granted in the form of non-qualified or incentive stock options qualifying under Section 422 of the Internal Revenue Code, stock appreciation rights, restricted stock units, restricted stock, performance shares, or any combination of the foregoing.

The fair values of awards granted under the 2005 Stock Plan are measured as of the grant date and expensed ratably over the awards' vesting periods, generally three years. For stock option awards granted or modified in 2006 and later, the Company began expensing awards to retirement-eligible employees hired before January 1, 2002 immediately or over a period shorter than the stated vesting period because the employees receive accelerated vesting upon retirement and therefore the vesting period is considered non-substantive. If, prior to the adoption of SFAS 123(R), the Company had been expensing stock option awards to retirement-eligible employees over the shorter of the stated vesting period or the date of retirement eligibility, then the Company would have recognized an immaterial increase in net income for the year ended December 31, 2005 and an immaterial decrease in net income for the year ended December 31, 2004. All awards provide for accelerated vesting upon a change in control of The Hartford as defined in the 2005 Stock Plan.

STOCK OPTION AWARDS

Under the 2005 Stock Plan, all options granted have an exercise price equal to the market price of The Hartford's common stock on the date of grant, and an option's maximum term is ten years. Certain options become exercisable over a three year period commencing one year from the date of grant, while certain other options become exercisable at the later of the three years from the date of grant or upon the attainment of specified market appreciation of The Hartford's common shares. For any year, no individual employee may receive an award of options for more than 1,000,000 shares. As of December 31, 2007, The Hartford had not issued any incentive stock options under any plans.

For all options granted or modified on or after January 1, 2004, The Hartford uses a hybrid lattice/Monte-Carlo based option valuation model (the "valuation model") that incorporates the possibility of early exercise of options into the valuation. The valuation model also incorporates The Hartford's historical termination and exercise experience to determine the option value. For these reasons, the Hartford believes the valuation model provides a fair value that is more representative of actual experience than the value calculated under the Black-Scholes model.

SHARE AWARDS

Share awards are valued equal to the market price of The Hartford's common stock on the date of grant, less a discount for those awards that do not provide for dividends during the vesting period. Share awards granted under the 2005 Plan and outstanding include restricted stock units, restricted stock and performance shares. Generally, restricted stock units vest after three years and restricted stock vests in three to five years. Performance shares become payable within a range of 0% to 200% of the number of shares initially granted based upon the attainment of specific performance goals achieved over a specified period, generally three years. The maximum award of restricted stock units, restricted stock or performance shares for any individual employee in any year is 200,000 shares or units.

EMPLOYEE STOCK PURCHASE PLAN

In 1996, The Hartford established The Hartford Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of The Hartford may purchase common stock of The Hartford at a 15% discount from the lower of the closing market price at the beginning or end of the quarterly offering period. Employees purchase a variable number of shares of stock through payroll deductions elected as of the beginning of the quarter. The fair value is estimated based on the 15% discount off of the beginning stock price plus the value of three-month European call and put options on shares of stock at the beginning stock price calculated using the Black-Scholes model.

16. TRANSACTIONS WITH AFFILIATES

Transactions of the Company with Hartford Fire Insurance Company, Hartford Holdings and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, an affiliated entity purchased group annuity contracts from the Company to fund structured settlement periodic payment obligations assumed by the affiliated entity as part of claims settlements with property casualty insurance companies and self-insured entities. As of December 31, 2007 and 2006 the Company had $4.8 billion and $3.8 billion of reserves for claim annuities purchased by affiliated entities. For the year ended December 31, 2007, 2006 and 2005, the Company recorded earned premiums of $525, $296 and $339 for these intercompany claim annuities. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

Hartford Life sells fixed market value adjusted ("MVA") annuity products to customers in Japan. The yen based MVA product is written by HLIKK, a wholly owned Japanese subsidiary of Hartford Life and subsequently reinsured to the Company. As of

December 31, 2007 and 2006, $1.8 billion and $1.7 billion, respectively, of the account value had been assumed by the Company.

Effective August 31, 2005, a subsidiary of the Company, Hartford Life and Annuity Insurance Company ("HLAI"), entered into a reinsurance agreement with Hartford Life, Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life, Inc. ("Hartford Life"). Through this agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. Effective July 31, 2006, the agreement was modified to include the GMDB on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB riders and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB riders issued prior to April 1, 2005, which were recaptured. Additionally, a tiered reinsurance premium structure was implemented. On the date of recapture, HLAI forgave the reinsurance derivative asset of $110 and paid HLIKK $38. The net result of the recapture was recorded as a dividend of $93, after-tax. GMIB riders issued by HLIKK subsequent to April 1, 2005 continue to be reinsured by HLAI. While the form of the agreement between HLAI and HLIKK for GMIB business is reinsurance, in substance and for accounting purposes the agreement is a free standing derivative. As such, the reinsurance agreement for GMIB business is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income.

Effective September 30, 2007, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMAB, GMIB and GMDB riders issued by HLIKK on certain of its variable annuity business. The reinsurance of the GMAB riders is accounted for as a free-standing derivative in accordance with SFAS 133. Accordingly, the reinsurance of the GMAB is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of the GMAB is an asset of $2 at December 31, 2007.

The initial fair value of the derivative associated with new business will be recorded as an in substance capital contribution or distribution between these related parties. As of December 31, 2007 and 2006, the fair value of the GMIB reinsurance derivative was an asset (liability) of $(72) and $119, respectively. During the year ended December 31, 2007 the Company recorded a net capital contribution (dividend) of $17 and a pre-tax realized loss of $156, representing the change in fair value of the GMIB reinsurance derivative. During the year ended December 31, 2006, the Company recorded a net capital contribution of $74 (including the net result of the recapture) and a pre-tax realized loss of $53, representing the change in fair value of the reinsurance derivative. (Included in the 2006 pre-tax loss amounts was a net $60 of losses related to changes in policyholder behavior assumptions and modeling refinements made by the Company during the year ended December 31, 2006.)

The methodology for calculating the value of the reinsurance derivative's for GMIB and GMAB are consistent with the methodology used by the Company in valuing the guaranteed minimum withdrawal benefit rider sold with U.S. variable annuities. The calculation uses risk neutral Japanese capital market assumptions and includes estimates for dynamic policyholder behavior. The resulting reinsurance derivative value in Japanese yen is converted to U.S. dollars at the spot rate. Should actual policyholder behavior or capital markets experience emerge differently from these estimates, the resulting impact on the value of the reinsurance derivative could be material to the results of operations.

The contracts underlying the GMIB and GMAB reinsurance contracts are 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure related to GMIB and GMAB, as of December 31, 2007 and 2006, was $130 and $0, respectively. However, for GMIB's, the only way the contract holder can monetize the excess of the GRB over the account value of the contract is upon annuitization and the amount to be paid by the Company will either be in the form of a lump sum, or over the annuity period for certain GMIB's or over the annuity period only for other GMIB's. For GMAB's the only way that contract holder can monetize the excess of the GRB over the account value of the contract is through a lump sum payment after a ten year waiting period. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more than $130.

The Reinsurance Agreement for GMDB business is accounted for under SOP 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). As of December 31, 2007 the liability for the assumed reinsurance of the GMDB and the net amount at risk was $4 and $380, respectively. As of December 31, 2006 the liability for the assumed reinsurance of the GMDB and the net amount at risk was immaterial.

The Company has issued a guarantee to retirees and vested terminated employees ("Retirees") of The Hartford Retirement Plan for U.S. Employees ("the Plan") who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

Effective November 1, 2007, a subsidiary insurance company ("Ceding Company") entered into a coinsurance with funds withheld and modified coinsurance reinsurance agreement ("Agreement") with an affiliate reinsurance company ("Reinsurer") to provide statutory surplus relief for certain life insurance policies. The Agreement is accounted for as a financing transaction for GAAP. A standby unaffiliated third party Letter of Credit ("LOC") supports a portion of the statutory reserves that have been ceded to the Reinsurer.

17. QUARTERLY RESULTS FOR 2007 AND 2006 (UNAUDITED)

                                             MARCH 31,              JUNE 30,             SEPTEMBER 30,          DECEMBER 31,
                                        2007          2006     2007          2006     2007          2006     2007          2006
---------------------------------------------------------------------------------------------------------------------------------
Revenues                                $1,692        $1,623   $1,660        $1,272   $1,751        $1,523   $1,503        $1,671
Benefits, claims and expenses            1,360         1,286    1,551         1,198    1,337         1,259    1,450         1,512
Net income                                 262           259      110            93      290           231       78           148
                                       -------       -------  -------       -------  -------       -------  -------       -------

                                     PART C

                               OTHER INFORMATION

ITEM 26.  EXHIBITS

(a) Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
(b)    Not Applicable.
(c)    Principal Underwriting Agreement.(1)
(d)    Form of Flexible Premium Variable Life Insurance Policy.(2)
(e)    Form of Application for Flexible Premium Variable Life Insurance
       Policies.(1)
(f)    Certificate of Incorporation of Hartford(3) and Bylaws of Hartford.(4)
(g)    Form of Reinsurance Contract.(5)
(h)    Form of Participation Agreement.(6)
(i)    Not Applicable.
(j)    Not Applicable.
(k) Opinion and consent of Jerry K. Scheinfeldt, Assistant Vice President and Assistant General Counsel.
(l)    Not Applicable.
(m)    Not Applicable.
(n)    Consent of Deloitte & Touche LLP.
(o)    No financial statement will be omitted.
(p)    Not Applicable.
(q)    Memorandum describing transfer and redemption procedures.(7)
(r)    Copy of Power of Attorney.

------------

(1) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 33-89990, on May 1, 1996.

(2) Incorporated by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, File No. 33-89990, on February 20, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement File No. 333-66343, filed on February 8, 2001.

(4) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, File No. 333-69485, filed with the Securities and Exchange Commission on April 9, 2001.

(5) Incorporated by reference to Initial Filing of the Registration Statement on Form S-6, File No. 333-88261, on October 1, 1999.

(6) Incorporated by reference to the Post-Effective Amendment No. 18 to the Registration Statement on Form N-6, File No. 333-50280, filed with the Securities and Exchange Commission on April 9, 2007.

(7) Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-6, File No. 333-50280, on April 9, 2008.

ITEM 27.  OFFICERS AND DIRECTORS.

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
Daniel A. Andriola                  Vice President
Robert Arena                        Senior Vice President
Simpa Baiye                         Assistant Actuary
Lynn R. Banziruk                    Assistant Vice President
Richard E. Cady                     Assistant Vice President
David A. Carlson                    Director of Taxes, Senior Vice President
Christine D. Chaia                  Assistant Vice President
Kathleen C. Ciullo                  Vice President
Henry Collie                        Assistant Actuary
Richard G. Costello                 Vice President and Secretary
Rochelle S. Cummings                Vice President
James Davey                         Senior Vice President
Joseph G. Eck                       Vice President
Jason S. Frain                      Actuary, Assistant Vice President
John Giamalis                       Senior Vice President, Treasurer
Christopher M. Grinnell             Assistant Vice President
Susan M. Hess                       Vice President
Jeannie M. Iannello                 Vice President
Anne Iezzi                          Chief Compliance Officer, Vice President
Edward Jaworski                     Assistant Vice President
Thomas D. Jones                     Vice President
Stephen T. Joyce                    Senior Vice President, Director*
Thomas P. Kalmbach                  Vice President and Actuary
Paula Knake                         Assistant Vice President
Diane Krajewski                     Assistant Vice President
Alan J. Kreczko                     Executive Vice President and General Counsel
Lori A. LaForge                     Assistant Vice President
Glenn D. Lammey                     Chief Financial Officer, Executive Vice President, Director*
Dawn M. LeBlanc                     Assistant Vice President
Alice Longworth                     Assistant Vice President
Debra L. Ludovissie                 Assistant Vice President
Joseph F. Mahoney                   Vice President
Kenneth A. McCullum                 Senior Vice President and Actuary
Ernest M. McNeill, Jr.              Senior Vice President and Chief Accounting Officer
Jonathan L. Mercier                 Assistant Vice President
Peter J. Michalik                   Vice President
John J. Mittelstadt                 Vice President
Brian Murphy                        Executive Vice President
Jamie Ohl                           Vice President
John J. Pacheco, Jr.                Assistant Vice President
Colleen B. Pernerewski              Chief Compliance Officer of Separate Accounts
Craig R. Raymond                    Senior Vice President
Sharon Roberts                      Vice President
Stephen Roche                       Vice President
Michael J. Roscoe                   Vice President and Actuary
Richard Rubin                       Assistant Vice President
Scott R. Sanderson                  Vice President
Jerry K. Scheinfeldt                Assistant Vice President
Wade A. Seward                      Vice President
Martin A. Swanson                   Vice President
Charles D. Tatro                    Actuary, Assistant Vice President
James E. Trimble                    Senior Vice President and Chief Actuary

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
Charles N. Vest                     Vice President and Actuary
Andrew J. Waggoner                  Vice President
Jean H. Walker                      Vice President
John C. Walters                     Co-Chief Executive Officer, Co-President, Director*
Richard J. Wirth                    Assistant Vice President
Lizabeth H. Zlatkus                 Chairman of the Board, Co-Chief Executive Officer, Co-President, Director*
David M. Znamierowski               Executive Vice President and Chief Investment Officer, Director*

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

* Denotes Board of Directors of Hartford.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, File No. 333-50280, filed on April 9, 2008.

ITEM 29.  INDEMNIFICATION

     Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

     ARTICLE VIII, Section 1(a) of the By-laws of the Depositor (as amended and restated effective July 25, 2000) provides that the Corporation, to the fullest extent permitted by applicable law as then in effect, shall indemnify any person who was or is a director or officer of the Corporation and who was or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal (including, without limitation, any action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor) (each, a Proceeding"), by reason of the fact that such a person was or is a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan or other entity (a "Covered Entity"), against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and actually and reasonably incurred by such person in connection with such Proceeding. Any such former or present director or officer of the Corporation finally determined to be entitled to indemnification as provided in this Article VIII is hereinafter called an "Indemnitee". Until such final determination is made such former or present director or officer shall be a "Potential Indemnitee" for purposes of this Article VIII. Notwithstanding the foregoing provisions of this Section 1(a), the Corporation shall not indemnify an Indemnitee with respect to any Proceeding commenced by such Indemnitee unless the commencement of such Proceeding by such Indemnitee has been approved by a majority vote of the Disinterested Directors (as defined in Section 5(d)); provided however, that such approval of a majority of the Disinterested Directors shall not be required with respect to any Proceeding commenced by such Indemnitee after a Change in Control (as defined in Section 5(d)) has occurred.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

       (a) HESCO acts as principal underwriter for the following investment companies:

     Hartford Life Insurance Company - Separate Account VL I

     Hartford Life Insurance Company - Separate Account VL II

     Hartford Life Insurance Company - ICMG Secular Trust Separate Account

     Hartford Life Insurance Company - ICMG Registered Variable Life Separate Account A

     Hartford Life and Annuity Insurance Company - Separate Account VL I

     Hartford Life and Annuity Insurance Company - Separate Account VL II

     Hartford Life and Annuity Insurance Company - ICMG Registered Variable Life Separate Account One

       (b) Directors and Officers of HESCO

                                                      POSITIONS AND OFFICES
NAME                                                     WITH UNDERWRITER
-------------------------------------------------------------------------------------------------------
Diana Benken               Chief Financial Officer, Controller/FINOP
Brian Murphy               Chief Executive Officer, President/ILD Business Line Principal, Director
William D. Wilcox          AML Compliance Officer, Chief Legal Officer and Secretary
Joseph F. Mahoney          Vice President/IIP/HLPP
James Davey                Senior Vice President/RPG Business Line Principal, Director
John C. Walters            Director

     Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

ITEM 32.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 33.  REPRESENTATION OF REASONABLENESS OF FEES

     Hartford hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 9th day of April, 2008.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL II
(Registrant)

By:       John C. Walters*                               *By:      /s/ Jerry K. Scheinfeldt
          ---------------------------------------------            ---------------------------------------------
          John C. Walters,                                         Jerry K. Scheinfeldt
          Co-President, and Co-Chief Executive Officer*            Attorney-In-Fact

By:       Lizabeth H. Zlatkus*
          ---------------------------------------------
          Lizabeth H. Zlatkus,
          Co-President, Co-Chief Executive Officer and
          Chairman of the Board*

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:       John C. Walters*
          ---------------------------------------------
          John C. Walters,
          Co-President, and Co-Chief Executive Officer*

By:       Lizabeth H. Zlatkus*
          ---------------------------------------------
          Lizabeth H. Zlatkus,
          Co-President, Co-Chief Executive Officer and
          Chairman of the Board*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

David A. Carlson, Senior Vice President, Director of Taxes*
Stephen T. Joyce, Senior Vice President, Director*
Glenn D. Lammey, Executive Vice President and Chief Financial
 Officer, Director*
Ernest M. McNeill, Jr., Senior Vice President & Chief Accounting
 Officer*
John C. Walters, Co-Chief Executive Officer and
  Co-President, Director*                                          *By:   /s/ Jerry K. Scheinfeldt
                                                                          -----------------------------------
Lizabeth H. Zlatkus, Chairman of the Board, Co-Chief Executive            Jerry K. Scheinfeldt
 Officer and Co-President, Director*                                      Attorney-in-Fact
David M. Znamierowski, Executive Vice President                    Date:  April 9, 2008
  & Chief Investment Officer, Director*

333-88261

                                 EXHIBIT INDEX

      1.1  Opinion and Consent of Jerry K. Scheinfeldt, Assistant Vice President and Assistant General Counsel.
      1.2  Consent of Deloitte & Touche LLP.
      1.3  Copy of Power of Attorney.